EXECUTION VERSION 4886-8962-4086 7027014 THIRD AMENDMENT TO CREDIT AGREEMENT AND GUARANTY This Third Amendment to Credit Agreement and Guaranty (herein, this “Agreement”) is entered into as of March 30, 2022 (the “Third Amendment Effective Date”), by and among IsoPlexis Corporation, a Delaware corporation (the “Borrower”), the Lenders party hereto (each a “Lender” and collectively, the “Lenders”) and Perceptive Credit Holdings III, LP, a Delaware limited partnership, as a lender and as administrative agent for the Lenders (in such capacity, together with its successors and assigns, the “Administrative Agent”). R E C I T A L S: A. The Lenders have extended credit to the Borrower on the terms and conditions set forth in that certain Credit Agreement and Guaranty, dated as of December 30, 2020 (the “Existing Credit Agreement”; the Existing Credit Agreement as amended by the First Amendment to Credit Agreement and Guaranty, dated as of May 27, 2021, the Second Amendment to Credit Agreement and Guaranty, dated as of October 29, 2021, and this Agreement, the “Credit Agreement”). B. The Borrower has requested that the Administrative Agent and the Lenders agree to amend certain provisions of the Existing Credit Agreement. C. The parties hereto agree to amend the Existing Credit Agreement pursuant to the terms of this Agreement. NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows: 1. Incorporation of Recitals; Defined Terms. The parties hereto acknowledge that the Recitals set forth above are true and correct in all material respects. The defined terms in the Recitals set forth above are hereby incorporated into this Agreement by reference. All other capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Credit Agreement. 2. Third Amendment to Existing Credit Agreement. Upon satisfaction of the conditions set forth in Section 5 hereof, the Borrower, the Lenders and the Administrative Agent hereby agree that the Existing Credit Agreement is hereby amended by incorporating the changes shown on the marked copy of the Existing Credit Agreement attached hereto as Annex A. Deletions of text in the Existing Credit Agreement as amended hereby are indicated by struck- through red text, and insertions of text as amended hereby are indicated by underlined blue text. Attached hereto as Annex B is a clean copy of the Credit Agreement conformed through the Third Amendment. Exhibit B to the Existing Credit Agreement is hereby amended and replaced in its entirety with the Exhibit B attached hereto as Annex C. Schedule 1 to the Existing Credit Agreement is hereby amended and replaced in its entirety with Schedule 1 hereto. 3. Acknowledgement of Liens. The Borrower hereby acknowledges and agrees that the Obligations owing to the Administrative Agent and the Lenders arising out of or in any

-2- manner relating to the Loan Documents shall continue to be secured by the Liens granted as security therefor in the Loan Documents, to the extent provided for in the Loan Documents heretofore executed and delivered by the Borrower; and nothing herein contained shall in any manner affect or impair the priority of the Liens created and provided for thereby as to the indebtedness, obligations, and liabilities which would be secured thereby prior to giving effect to this Agreement. 4. Representations And Warranties. In order to induce the Administrative Agent and the Lenders to enter into this Agreement, the Borrower hereby represents and warrants to the Administrative Agent and the Lenders as follows: (A) After giving effect to this Agreement, the representations and warranties of the Borrower contained in Article 7 of the Credit Agreement and in each other Loan Document shall be true and correct in all material respects on and as of the date hereof; provided that to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects as of such earlier date; provided further that any representation and warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates. (B) The execution, delivery and performance of this Agreement has been duly authorized by all necessary corporate action on the part of, and duly executed and delivered by, the Borrower. (C) No Default or Event of Default has occurred and is continuing or shall occur and be continuing immediately after giving effect to this Agreement. 5. Conditions Precedent. The effectiveness of this Agreement is subject to the satisfaction of the following conditions precedent: (A) The Administrative Agent and the Lenders shall have received executed counterparts of this Agreement duly executed and delivered by the Borrower. (B) The Administrative Agent and the Lenders shall have received (i) certified copies of the Organizational Documents of Borrower and resolutions of the board of directors (or similar governing body or committee of the board of directors, as applicable) of Borrower approving and authorizing the execution, delivery and performance of this Third Amendment and the Amended and Restated Warrant Certificate, certified as of the Third Amendment Effective Date by its secretary or assistant secretary as being in full force and effect without modification or amendment and (ii) a good standing certificate and/or compliance certificate from the applicable Governmental Authority of Borrower’s jurisdiction of formation, dated a recent date prior to the Third Amendment Effective Date.

-3- (C) The Administrative Agent shall have received a Borrowing Notice, in accordance with Section 2.01(c)(ii) of the Credit Agreement, requesting the Borrowing of the Tranche C Loan duly executed by a Responsible Officer of Borrower. (D) The Administrative Agent shall have received the duly executed Amended and Restated Warrant Certificate that, among other things, grants the holder thereof the right to purchase 811,374 shares of common stock of the Borrower. 6. Reference to and Effect on the Loan Documents; No Novation. (A) This Agreement constitutes a Loan Document. On and after the date hereof, words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement after giving effect to this Agreement. (B) Except as specifically set forth in this Agreement, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed. (C) Except as expressly set forth in this Agreement, the Loan Documents and all of the obligations of the Obligors thereunder and the rights and benefits of the Administrative Agent and the Lenders thereunder remain in full force and effect. This Agreement is not a novation nor is it to be construed as a release, waiver or modification of any of the terms, conditions, representations, warranties, covenants, rights or remedies set forth in the Loan Documents, except as specifically set forth herein. Without limiting the foregoing, the Obligors agree to comply with all of the terms, conditions, and provisions of the Loan Documents except to the extent such compliance is irreconcilably inconsistent with the express provisions of this Agreement. This Agreement may not be amended, supplemented, or otherwise modified except by a written agreement entered into in accordance with Section 13.04 of the Credit Agreement. THIS AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. 7. Headings. The headings in this Agreement are included for convenience of reference only and will not affect in any way the meaning or interpretation of this Agreement. 8. Governing Law. This Agreement, and all questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York. 9. Incorporation of Sections 13.10 and 13.11 of the Credit Agreement. The provisions set forth in Sections 13.10 (Jurisdiction, Service of Process and Venue) and 13.11 (Waiver of Jury Trial) of the Credit Agreement shall apply to this Agreement in all respects.

-4- 10. Counterparts. This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Agreement. Delivery of an executed counterpart of this Agreement by facsimile, DocuSign or a scanned copy by electronic mail shall be equally as effective as delivery of an original executed counterpart of this Agreement. 11. Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement will nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto will negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the extent possible. 12. Binding Effect. This Agreement will be binding upon and inure to the benefit of and is enforceable by the respective successors and permitted assigns of the parties hereto. [SIGNATURE PAGES TO FOLLOW]

[Signature Page to Third Amendment to Credit Agreement and Guaranty] IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above. ISOPLEXIS CORPORATION, as Borrower By: ___________________________________ Name: Title: DocuSign Envelope ID: 3772F203-FF12-40EC-9873-4362F6E56143 John Strahley Chief Financial Officer

[Signature Page to Third Amendment to Credit Agreement and Guaranty] PERCEPTIVE CREDIT HOLDINGS III, LP, as Administrative Agent and Lender By: Perceptive Credit Opportunities GP, LLC, its general partner By: ___________________________________ Name: Sandeep Dixit Title: Chief Credit Officer By: ___________________________________ Name: Sam Chawla Title: Portfolio Manager DocuSign Envelope ID: F5B9B0CC-3A9E-482D-94DA-85176B676379

SCHEDULE 1 SCHEDULE 1 TO CREDIT AGREEMENT TRANCHE A LOAN COMMITMENTS LENDER TRANCHE LOAN A COMMITMENT Perceptive Credit Holdings III, LP $25,000,000 TOTAL $25,000,000 TRANCHE B LOAN COMMITMENTS LENDER TRANCHE LOAN B COMMITMENT Perceptive Credit Holdings III, LP $10,000,000 TOTAL $10,000,000 TRANCHE C LOAN COMMITMENTS LENDER TRANCHE LOAN C COMMITMENT Perceptive Credit Holdings III, LP $7,500,000 TOTAL $7,500,000 TRANCHE D LOAN COMMITMENTS LENDER TRANCHE LOAN D COMMITMENT Perceptive Credit Holdings III, LP $7,500,000 TOTAL $7,500,000 WARRANT SHARES LENDER NUMBER OF WARRANT SHARES Perceptive Credit Holdings III, LP 811,374 TOTAL 811,374

ANNEX A Marked Credit Agreement

EXECUTION VERSION 4853-2066-2739 7027014 CREDIT AGREEMENT AND GUARANTY1 DATED AS OF DECEMBER 30, 2020 AMONG ISOPLEXIS CORPORATION, AS BORROWER, THE GUARANTORS FROM TIME TO TIME PARTY HERETO, AS GUARANTORS, THE LENDERS FROM TIME TO TIME PARTY HERETO, AS LENDERS, AND PERCEPTIVE CREDIT HOLDINGS III, LP, AS ADMINISTRATIVE AGENT AND AS A LENDER $50,000,000 1 Conformed to reflect changes from the First Amendment to Credit Agreement and Guaranty, dated as of May 27, 2021, andthe Second Amendment to Credit Agreement and Guaranty, dated as of October 29, 2021 and the Third Amendment to Credit Agreement and Guaranty, dated as of March 30, 2022.

TABLE OF CONTENTS

SECTION	HEADING	PAGE
ARTICLE I	DEFINITIONS	1
Section 1.01.	Certain Defined Terms	1
Section 1.02.	Accounting Terms and Principles	25
Section 1.03.	Interpretation	25
Section 1.04.	Divisions	26
ARTICLE 2	THE COMMITMENTS	26
Section 2.01.	Loans	26
Section 2.02.	Proportionate Shares	28
Section 2.03.	Fees	28
Section 2.04.	Notes	~~28~~29
Section 2.05.	Use of Proceeds	~~28~~29
ARTICLE 3	PAYMENTS OF PRINCIPAL AND INTEREST	~~28~~29
Section 3.01.	Repayment	~~28~~29
Section 3.02.	Interest	29
Section 3.03.	Prepayments	30
ARTICLE 4	PAYMENTS~~, ETC.~~	33
Section 4.01.	Payments	33
Section 4.02.	Computations	34
Section 4.03.	Notices	34
Section 4.04.	Set-Off	34
ARTICLE 5	YIELD PROTECTION~~, ETC.~~	34
Section 5.01.	Additional Costs	34
Section 5.02.	Illegality	~~35~~36
Section 5.03.	Taxes	36
Section 5.04.	Delay in Requests	40
ARTICLE 6	CONDITIONS PRECEDENT	40
Section 6.01.	Conditions to Tranche A Loan; Closing Date	40
Section 6.02.	Conditions to Tranche B Loan; Tranche B Loan Borrowing Date	43
Section 6.03.	Conditions to Tranche C Loan; Tranche C Loan Borrowing Date	~~43~~44
Section 6.04.	Conditions to Tranche D Loan; Tranche D Loan Borrowing Date	44
ARTICLE 7	REPRESENTATIONS AND WARRANTIES	~~44~~45
Section 7.01.	Power and Authority	~~45~~46
Section 7.02.	Authorization; Enforceability	~~45~~46

-i-

Section 7.03.	Governmental and Other Approvals; No Conflicts	~~45~~46
Section 7.04.	Financial Statements; Projections; Material Adverse Change	~~45~~46
Section 7.05.	Properties	~~46~~47
Section 7.06.	No Actions or Proceedings	~~47~~48
Section 7.07.	Compliance with Laws and Agreements	~~48~~49
Section 7.08.	Taxes	~~48~~49
Section 7.09.	Full Disclosure	~~48~~49
Section 7.10.	Regulation	~~48~~49
Section 7.11.	Solvency	~~49~~50
Section 7.12.	Subsidiaries	~~49~~50
Section 7.13.	Indebtedness and Liens	~~49~~50
Section 7.14.	Material Agreements	~~49~~50
Section 7.15.	Restrictive Agreements	~~49~~50
Section 7.16.	Real Property	~~49~~50
Section 7.17.	Pension and Other Plans	~~49~~50
Section 7.18.	Collateral; Security Interest	~~50~~51
Section 7.19.	Capitalization	~~50~~51
Section 7.20.	Insurance	~~50~~51
Section 7.21.	Certain Fees	~~50~~51
Section 7.22.	Sanctions Laws	~~51~~52
Section 7.23.	Anti-Corruption Laws	~~51~~52
Section 7.24.	Anti-Terrorism Laws	~~51~~52
ARTICLE 8	AFFIRMATIVE COVENANTS AND FINANCIAL COVENANTS	~~51~~52
Section 8.01.	Financial Statements and Other Information	~~51~~52
Section 8.02.	Notices of Material Events	~~54~~55
Section 8.03.	Existence; Maintenance of Properties, Etc	~~56~~57
Section 8.04.	Payment of Obligations	~~57~~58
Section 8.05.	Insurance	~~57~~58
Section 8.06.	Books and Records; Inspection Rights	~~57~~58
Section 8.07.	Compliance with Laws	~~58~~59
Section 8.08.	Licenses	~~58~~59
Section 8.09.	Action under Environmental Laws	~~58~~59
Section 8.10.	Use of Proceeds	~~58~~59
Section 8.11.	Certain Obligations Respecting Subsidiaries; Further Assurances; Intellectual Property	~~58~~59
Section 8.12.	Termination of Non-Permitted Liens	~~60~~61
Section 8.13.	Non-Consolidation	~~60~~61
Section 8.14.	Anti-Terrorism and Anti-Corruption Laws	~~60~~61
Section 8.15.	Financial Covenants	~~60~~61
Section 8.16.	Maintenance of Material Agreements, Intellectual Property, Etc.	~~61~~62
Section 8.17.	Cash Management	~~61~~62
Section 8.18.	Board Observer Rights	~~62~~63
Section 8.19.	Post-Closing Obligations	~~62~~63

-ii-

ARTICLE 9	NEGATIVE COVENANTS	~~62~~63
Section 9.01.	Indebtedness	~~62~~63
Section 9.02.	Liens	~~63~~64
Section 9.03.	Fundamental Changes and Acquisitions	~~65~~66
Section 9.04.	Lines of Business	~~65~~66
Section 9.05.	Investments	~~66~~67
Section 9.06.	Restricted Payments	~~67~~68
Section 9.07.	Payments of Indebtedness	~~67~~69
Section 9.08.	Change in Fiscal Year	~~68~~69
Section 9.09.	Sales of Assets, Etc	~~68~~69
Section 9.10.	Transactions with Affiliates	~~69~~70
Section 9.11.	Restrictive Agreements	~~69~~70
Section 9.12.	Organizational Documents, Material Agreements	~~69~~70
Section 9.13.	Operating Leases	~~70~~71
Section 9.14.	Sales and Leasebacks	~~70~~71
Section 9.15.	Hazardous Material	~~70~~71
Section 9.16.	Accounting Changes	~~70~~71
Section 9.17.	Compliance with ERISA	~~70~~71
Section 9.18.	Deposit Accounts	~~70~~71
Section 9.19.	Outbound Licenses	~~70~~71
Section 9.20.	Inbound Licenses	~~70~~72
ARTICLE 10	EVENTS OF DEFAULT	~~71~~72
Section 10.01.	Events of Default	~~71~~72
Section 10.02.	Remedies	~~73~~74
Section 10.03.	Prepayment Premium and Redemption Price	~~74~~75
ARTICLE 11	GUARANTEE	~~74~~75
Section 11.01.	The Guarantee	~~74~~75
Section 11.02.	Obligations Unconditional	~~74~~75
Section 11.03.	Reinstatement	~~75~~76
Section 11.04.	Subrogation	~~75~~77
Section 11.05.	Remedies	~~76~~77
Section 11.06.	Instrument for the Payment of Money	~~76~~77
Section 11.07.	Continuing Guarantee	~~76~~77
Section 11.08.	Rights of Contribution	~~76~~77
Section 11.09.	General Limitation on Guarantee Obligations	~~77~~78
ARTICLE 12	ADMINISTRATIVE AGENT	~~77~~78
Section 12.01.	Appointment	~~77~~78
Section 12.02.	Rights as a Lender	~~77~~78
Section 12.03.	Exculpatory Provisions	~~78~~79
Section 12.04.	Reliance by Administrative Agent	~~79~~80
Section 12.05.	Delegation of Duties	~~79~~80

-iii-

Section 12.06. Resignation of Agent ~~79~~80
Section 12.07. Non-Reliance on Administrative Agent and Other Lenders ~~80~~81
Section 12.08. Administrative Agent May File Proofs of Claim ~~80~~81
Section 12.09. Collateral and Guaranty Matters; Appointment of Administrative Agent ~~81~~82

ARTICLE 13 MISCELLANEOUS ~~82~~83

Section 13.01. No Waiver ~~82~~83
Section 13.02. Notices ~~82~~83
Section 13.03. Expenses, Indemnification~~, Etc~~ ~~82~~83
Section 13.04. Amendments~~, Etc~~ ~~83~~84
Section 13.05. Successors and Assigns ~~84~~85
Section 13.06. Survival ~~87~~88
Section 13.07. Captions ~~87~~88
Section 13.08. Counterparts ~~87~~88
Section 13.09. GOVERNING LAW ~~87~~88
Section 13.10. JURISDICTION, SERVICE OF PROCESS AND VENUE ~~88~~89
Section 13.11. WAIVER OF JURY TRIAL ~~88~~89
Section 13.12. WAIVER OF IMMUNITY ~~88~~89
Section 13.13. Entire Agreement ~~89~~90
Section 13.14. Severability ~~89~~90
Section 13.15. No Fiduciary Relationship ~~89~~90
Section 13.16. USA Patriot Act ~~89~~90
Section 13.17. Treatment of Certain Information; Confidentiality ~~89~~90
Section 13.18. Releases of Guarantees and Liens ~~90~~91
Section 13.19. Acknowledgement and Consent to Bail-In of Affected Financial Institutions ~~91~~92

SCHEDULES:

SCHEDULE 1 — Commitments and Warrant Shares
SCHEDULE 2 — Notice Addresses
SCHEDULE 7.03 — Certain Consents
SCHEDULE 7.05(b) — Obligor Intellectual Property
SCHEDULE 7.12 — Subsidiaries
SCHEDULE 7.13A — Existing Indebtedness
SCHEDULE 7.13B — Existing Liens
SCHEDULE 7.14 — Material Agreements
SCHEDULE 7.15 — Restrictive Agreements
SCHEDULE 7.16 — Real Property
SCHEDULE 7.17 — Pension Matters
SCHEDULE 7.19 — Capitalization
SCHEDULE 7.21 — Broker's Fee
SCHEDULE 8.19 — Post-Closing Obligations
SCHEDULE 9.05 — Existing Investments
SCHEDULE 9.10 — Transactions with Affiliates

-iv-

-v- EXHIBITS: EXHIBIT A — Form of Guarantee Assumption Agreement EXHIBIT B — Form of Borrowing Notice EXHIBIT C — Form of Note EXHIBIT D — Form of U.S. Tax Compliance Certificate EXHIBIT E — Form of Compliance Certificate EXHIBIT F — Form of Assignment Agreement EXHIBIT G — Form of Security Agreement EXHIBIT H-1 — Form of Patent & Trademark Security Agreement EXHIBIT H-2 — Form of Copyright Security Agreement EXHIBIT I — Form of Collateral Questionnaire

CREDIT AGREEMENT AND GUARANTY, dated as of December 30, 2020 (this “Agreement”), among ISOPLEXIS CORPORATION, a Delaware corporation (“Borrower”), certain Guarantors from time to time parties hereto, the lenders from time to time party hereto (each, as a “Lender” and collectively, the “Lenders”), and PERCEPTIVE CREDIT HOLDINGS III, LP, a Delaware limited partnership (“Perceptive”), as administrative agent for the Lenders (in such capacity, together with its successors and assigns, the “Administrative Agent”). WITNESSETH: Borrower has requested the Lenders to make term loans to Borrower, and the Lenders are prepared to make such loans on and subject to the terms and conditions hereof. Accordingly, the parties agree as follows: ARTICLE I DEFINITIONS Section 1.01. Certain Defined Terms. As used herein, the following terms have the following respective meanings: “Accounting Change” has the meaning set forth in Section 1.02. “Accounting Change Notice” has the meaning set forth in Section 1.02. “Acquisition” means any transaction, or any series of related transactions, by which any Person directly or indirectly, by means of a take-over bid, tender offer, amalgamation, merger, purchase of assets, or similar transaction having the same effect as any of the foregoing, (a) acquires all or substantially all of the assets of any Person engaged in any business, (b) acquires all or substantially all of a business line or unit or division of any other Person, (c) acquires control of securities of a Person engaged in a business representing more than 50% of the ordinary voting power for the election of directors or other governing body if the business affairs of such Person are managed by a Board or other governing body, or (d) acquires control of more than 50% of the ownership interest in any Person engaged in any business that is not managed by a Board or other governing body. “Act” has the meaning set forth in Section 13.16. “Administrative Agent” has the meaning set forth in the introduction hereto. “Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK Financial Institution. “Affiliate” means, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common

-2- Control with the Person specified. “Agreement” has the meaning set forth in the introduction hereto. “Amended and Restated Warrant Certificate” means the amended and restated warrant, delivered to the Administrative Agent on the Third Amendment Effective Date that, among other things, grants the holder thereof the right to purchase the number of shares of common stock of Borrower as indicated on the Warrant Shares table on Schedule 1, as the Amended and Restated Warrant Certificate may be further amended, replaced or otherwise modified pursuant to the terms thereof. “Anti-Corruption Laws” means all laws, rules and regulations of any jurisdiction applicable to the Obligors and their Affiliates concerning or relating to bribery or corruption, including, without limitation, the Foreign Corrupt Practices Act of 1977, as amended. “Anti-Terrorism Laws” means any laws or regulations relating to terrorism or money laundering, including, without limitation the Bank Secrecy Act (31 U.S.C. §§ 5311 et seq.), the Money Laundering Control Act of 1986 (18 U.S.C. §§ 1956 et seq.), the USA Patriot Act and any similar law enacted in the United States after the date of this Agreement. “Applicable Margin” means 9.50% per annum, as such percentage may be increased by Section 3.02(d). “Approved Fund” means any Person (other than a natural person) that is engaged in making, purchasing, holding or investing in bank loans and similar extensions of credit in the ordinary course of its business and that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender. “Asset Sale” has the meaning set forth in Section 9.09. “Assignment Agreement” means an assignment and assumption entered into by a Lender and an assignee of such Lender in substantially the form of Exhibit F. “Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution. “Bail-In Legislation” means (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, regulation, rule or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings). “Bankruptcy Code” means Title 11 of the United States Code entitled “Bankruptcy.”

-3- “Beneficial Ownership Regulation” has the meaning set forth in Section 13.16. “Benefit Plan” means any employee benefit plan as defined in Section 3(3) of ERISA to which any Obligor or Subsidiary thereof incurs or otherwise has any obligation or liability, contingent or otherwise. “Board” means, with respect to any Person, the board of directors (or equivalent governing body) of such Person or any Committee thereof. “Borrower” has the meaning set forth in the introduction hereto. “Borrowing” means a borrowing consisting of a Tranche A Loan made by the Lenders on the Closing Date, a Tranche B Loan made by the Lenders on the Tranche B Loan Borrowing Date, a Tranche C Loan made by the Lenders on the Tranche C Loan Borrowing Date or a Tranche CD Loan made by the Lenders on the Tranche CD Loan Borrowing Date, as applicable. “Borrowing Notice” means a notice substantially in the form attached hereto as Exhibit B. “Business Day” means a day (other than a Saturday or Sunday) on which commercial banks are not authorized or required to close in New York City and, when determined in connection with notices and determinations in respect of LIBOR or any Loan or any funding, Interest Period or any payments in respect of the Loans, that is also a day on which dealings in dollar deposits are carried on in the London interbank market. “Capital Lease Obligations” means, as to any Person, the obligations of such Person to pay rent or other amounts under a lease of (or other agreement conveying the right to use) real and/or personal Property which obligations are required to be classified and accounted for as a capital lease on a balance sheet of such Person under GAAP and, for purposes of this Agreement, the amount of such obligations shall be the capitalized amount thereof, determined substantially in accordance with GAAP; provided that any obligations that were not required to be included on the balance sheet of such Person as capital lease obligations when incurred (whether now outstanding or at any time incurred or entered into) but are subsequently re-characterized as capital lease obligations due to a change in accounting rules under GAAP after the Closing Date shall for all purposes hereunder not be treated as a Capital Lease Obligation. “Casualty Event” means any actual or constructive loss, condemnation, destruction, confiscation, requisition, seizure or forfeiture of all or any material portion of the assets of Borrower or any other Obligor, excluding only those assets, individually or in the aggregate, subject to any such event during any calendar year with a fair market value as of the date thereof equal to or less than $1,000,000. “Change of Control” means (a) any “person” or “group” (within the meaning of Rule 13d-5 of the Exchange Act as in effect on the date hereof) shall own, directly or indirectly, beneficially or of record, shares representing 40% or more of the aggregate ordinary voting power represented by the issued and outstanding Equity Interests of Borrower, (b) Borrower ceases to directly own, beneficially and of record, 100% of the issued and outstanding Equity Interests of

-4- each of its Subsidiaries, or (c) during any period of twelve (12) consecutive calendar months, the occupation of a majority of the seats (other than vacant seats) on the Board of Borrower by Persons who were neither (i) nominated by the Board of Borrower, nor (ii) appointed by directors on the Board of Borrower on the Closing Date. “Chinese Subsidiary” means IsoPlexis Trading Co., Ltd. “Claims” includes claims, litigation, demands, complaints, grievances, actions, applications, suits, causes of action, orders, charges, indictments, prosecutions, information (brought by a public prosecutor without grand jury indictment) or other similar processes, assessments or reassessments. “CLIA” means the Clinical Laboratory Improvement Amendments (CLIA) of 1988, as amended from time to time, and the rules, regulations, guidelines, guidance documents and compliance policy guides issued or promulgated thereunder. “Closing Date” means the Business Day on which all of the conditions set forth in Section 6.01 have been satisfied or waived by the Lenders and the Tranche A Loan is made. “Closing Fee” has the meaning set forth in Section 2.03. “Code” means the Internal Revenue Code of 1986, as amended from time to time. “Collateral” means any Property in which a Lien is purported to be granted under any of the Security Documents (or all such Property, as the context may require). “Collateral Questionnaire” means that certain Collateral Questionnaire and certification by a Responsible Officer of Borrower substantially in the form of attached hereto as Exhibit I and otherwise in form and substance satisfactory to the Administrative Agent. “Commitment” means, with respect to each Lender, such Lender’s (a) Tranche A Loan Commitment, (b) Tranche B Loan Commitment and, (c) Tranche C Loan Commitment and (d) Tranche D Loan Commitment, and “Commitments” means all such commitments of all Lenders. The aggregate Commitments of all Lenders as of the FirstThird Amendment Effective Date after giving effect to the Tranche A Loan made on the Closing Date, the Tranche B Term Loan made on the Tranche B Borrowing Date and the Tranche BC Term Loan made on the Tranche BC Borrowing Date is $15,000,0007,500,000. “Committee” means, with respect to any board of directors (or other governing body), any committee thereof duly authorized to act on behalf of such board of directors (or other governing body). “Commodity Account” has the meaning set forth in the Security Agreement. “Compliance Certificate” has the meaning set forth in Section 8.01(d).

-5- “Connection Income Taxes” means Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes. “Contracts” means any contract, license, lease, agreement, obligation, promise, undertaking, understanding, arrangement, document, commitment, entitlement or engagement under which a Person has, or will have, any liability or contingent liability (in each case, whether written or oral, express or implied, and whether in respect of monetary or payment obligations, performance obligations or otherwise), excluding the Loan Documents. “Control” means, in respect of a particular Person, the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto. “Controlled Account” has the meaning set forth in Section 8.17(a)(i). “Copyrights” has the meaning set forth in the Security Agreement. “Default” means any Event of Default and any event that, upon the giving of notice, the lapse of time or both, would constitute an Event of Default. “Default Rate” has the meaning set forth in Section 3.02(d). “Deposit Account” has the meaning set forth in the Security Agreement and relates to such accounts located and/or maintained in the United States of America. “Designated Person” means a person or entity: (a) listed in the annex to, or otherwise targeted by the provisions of, the Executive Order (as disclosed by World-Check or another reputable commercially available database); (b) named as a “Specially Designated National and Blocked Person” on the most current list published by OFAC at its official website or any replacement website or other replacement official publication of such list (as disclosed by World-Check or another reputable commercially available database); or (c) with which the Lenders are prohibited from dealing or otherwise engaging in any transaction by any Economic Sanctions Laws. “Device” means any instrument, apparatus, implement, machine, contrivance, implant, in vitro reagent or other similar or related item, including any component, part or accessory, developed by the Obligors. “Disqualified Equity Interests” means, with respect to any Person, any Equity Interest of

-6- such Person that, by its terms (or by the terms of any security or other Equity Interest into which it is convertible or for which it is exchangeable upon exercise or otherwise), or upon the happening of any event or condition (i) matures or is mandatorily redeemable (other than solely for Qualified Equity Interests), including pursuant to a sinking fund obligation or otherwise, (ii) is redeemable at the option of the holder thereof (other than solely for Qualified Equity Interests), in whole or in part, (iii) provides for the scheduled payments of dividends or other distributions in cash or other securities that would constitute Disqualified Equity Interests, or (iv) is or becomes convertible into or exchangeable for Indebtedness or any other Equity Interests that would constitute Disqualified Equity Interests, in each case, prior to the date that is one hundred and eighty (180) days after the Stated Maturity Date; provided that, if such Equity Interests are issued pursuant to any plan for the benefit of directors, officers, employees or consultants of such Person or by any such plan to such directors, officers, employees or consultants, such Equity Interests shall not constitute Disqualified Equity Interests solely because they may be required to be repurchased by such Person upon the death, disability, retirement or termination of employment or service of such director, officer, employee or consultant. “Dollars” and “$” means lawful money of the United States of America. “Domestic Subsidiary” means any Subsidiary that is organized under the laws of the United States, any state thereof or the District of Columbia. “Economic Sanctions Laws” means: (a) the Executive Order, the International Emergency Economic Powers Act (50 U.S.C. §§ 1701 et seq.), the Trading with the Enemy Act (50 U.S.C. App. §§ 1 et seq.), any other law or regulation promulgated thereunder from time to time and administered by OFAC and any similar law enacted in the United States after the date of this Agreement; and (b) any other similar applicable law now or hereafter enacted in any other applicable jurisdiction. “EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent. “EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway. “EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

-7- “Environmental Law” means any federal, state, provincial or local governmental law, rule, regulation, order, writ, judgment, injunction or decree relating to pollution or protection of the environment or the treatment, storage, disposal, release, threatened release or handling of hazardous materials, and all local laws and regulations related to environmental matters and any specific agreements entered into with any competent authorities which include commitments related to environmental matters. “Equity Interest” means, with respect to any Person, any and all shares, interests, participations or other equivalents, including membership interests (however designated, whether voting or nonvoting), of equity of such Person, including, if such Person is a partnership, partnership interests (whether general or limited) and any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of property of, such partnership, but excluding debt securities convertible or exchangeable into such equity. “ERISA” means the United States Employee Retirement Income Security Act of 1974, as amended. “ERISA Affiliate” means, collectively, any Obligor, Subsidiary thereof, and any Person under common control, or treated as a single employer, with any Obligor or Subsidiary thereof, within the meaning of Section 414(b), (c), (m) or (o) of the Code. “ERISA Event” means (i) a reportable event as defined in Section 4043 of ERISA with respect to a Title IV Plan, excluding, however, such events as to which the PBGC by regulation has waived the requirement of Section 4043(a) of ERISA that it be notified within thirty (30) days of the occurrence of such event; (ii) the applicability of the requirements of Section 4043(b) of ERISA with respect to a contributing sponsor, as defined in Section 4001(a)(13) of ERISA, to any Title IV Plan where an event described in paragraph (9), (10), (11), (12) or (13) of Section 4043(c) of ERISA is reasonably expected to occur with respect to such plan within the following thirty (30) days; (iii) a withdrawal by any Obligor or any ERISA Affiliate thereof from a Title IV Plan or the termination of any Title IV Plan resulting in liability under Sections 4063 or 4064 of ERISA; (iv) the withdrawal of any Obligor or any ERISA Affiliate thereof in a complete or partial withdrawal (within the meaning of Section 4203 and 4205 of ERISA) from any Multiemployer Plan if there is any potential liability therefore, or the receipt by any Obligor or any ERISA Affiliate thereof of notice from any Multiemployer Plan that it is in reorganization or insolvency pursuant to Section 4241 or 4245 of ERISA; (v) the filing of a notice of intent to terminate, the treatment of a plan amendment as a termination under Section 4041 or 4041A of ERISA, or the commencement of proceedings by the PBGC to terminate a Title IV Plan or Multiemployer Plan; (vi) the imposition of liability on any Obligor or any ERISA Affiliate thereof pursuant to Sections 4062(e) or 4069 of ERISA or by reason of the application of Section 4212(c) of ERISA; (vii) the failure by any Obligor or any ERISA Affiliate thereof to make any required contribution to a Plan, or the failure to meet the minimum funding standard of Section 412 of the Code with respect to any Title IV Plan (whether or not waived in accordance with Section 412(c) of the Code) or the failure to make by its due date a required installment under Section 430 of the Code with respect to any Title IV Plan or the failure to make any required contribution to a Multiemployer Plan; (viii) the determination that any Title IV Plan is considered an at-risk plan or a plan in endangered to critical

-8- status within the meaning of Sections 430, 431 and 432 of the Code or Sections 303, 304 and 305 of ERISA; (ix) an event or condition which might reasonably be expected to constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Title IV Plan or Multiemployer Plan; (x) the imposition of any liability under Title I or Title IV of ERISA, other than PBGC premiums due but not delinquent under Section 4007 of ERISA, upon any Obligor or any ERISA Affiliate thereof; (xi) an application for a funding waiver under Section 303 of ERISA or an extension of any amortization period pursuant to Section 412 of the Code with respect to any Title IV Plan; (xii) the occurrence of a non-exempt prohibited transaction under Sections 406 or 407 of ERISA for which any Obligor or any Subsidiary thereof may be directly or indirectly liable; (xiii) a violation of the applicable requirements of Section 404 or 405 of ERISA or the exclusive benefit rule under Section 401(a) of the Code by any fiduciary or disqualified person for which any Obligor or any ERISA Affiliate thereof may be directly or indirectly liable; (xiv) the occurrence of an act or omission which could give rise to the imposition on any Obligor or any ERISA Affiliate thereof of fines, penalties, Taxes or related charges under Chapter 43 of the Code or under Sections 409, 502(c), (i) or (1) or 4071 of ERISA; (xv) the assertion of a material claim (other than routine claims for benefits) against any Plan or the assets thereof, or against any Obligor or any Subsidiary thereof in connection with any such plan; (xvi) receipt from the IRS of notice of the failure of any Qualified Plan to qualify under Section 401(a) of the Code, or the failure of any trust forming part of any Qualified Plan to fail to qualify for exemption from taxation under Section 501(a) of the Code; (xvii) the imposition of any lien (or the fulfillment of the conditions for the imposition of any lien) on any of the rights, properties or assets of any Obligor or any ERISA Affiliate thereof, in either case pursuant to Title I or IV, including Section 302(f) or 303(k) of ERISA or to Section 401(a)(29) or 430(k) of the Code; or (xviii) the establishment or amendment by any Obligor or any Subsidiary thereof of any “welfare plan,” as such term is defined in Section 3(1) of ERISA, that provides post-employment welfare benefits in a manner that would increase the liability of any Obligor, other than those benefits required under the Consolidated Omnibus Budget Reconciliation Act. “ERISA Funding Rules” means the rules regarding minimum required contributions (including any installment payment thereof) to Title IV Plans, as set forth in Sections 412, 430, 431, 432 and 436 of the Code and Sections 302, 303, 304 and 305 of ERISA. “EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor Person), as in effect from time to time. “Event of Default” has the meaning set forth in Section 10.01. “Excess Funding Guarantor” has the meaning set forth in Section 11.08. “Excess Payment” has the meaning set forth in Section 11.08. “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder. “Excluded Accounts” means deposit accounts exclusively used for payroll, payroll taxes and other employee wage and benefit payments to or for the benefit of the employees of Borrower

-9- and its Subsidiaries. “Excluded Taxes” means any of the following Taxes imposed on or with respect to a Recipient or required to be withheld or deducted from a payment to a Recipient: (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes and branch profits Taxes in each case (i) imposed as a result of such Recipient being organized under the laws of, or having its principal office or, in the case of a Lender, its applicable lending office located in, the jurisdiction imposing such Tax or (ii) that are Other Connection Taxes, (b) any U.S. federal withholding Taxes that are imposed on amounts payable to Lender to the extent that the obligation to withhold amounts existed on the date that (i) Lender became a “Lender” under this Agreement or (ii) Lender changes its lending office, except in each case to the extent Lender is a direct or indirect assignee of any other Lender that was entitled, at the time the assignment of such other Lender became effective, to receive additional amounts under Section 5.03 or Lender was entitled to receive additional amounts under Section 5.03 immediately before it changed its lending office, (c) any Taxes imposed in connection with FATCA, and (d) Taxes attributable to such Recipient’s failure to comply with Section 5.03(e). “Executive Order” means the US Executive Order No. 13224 on Blocking Property and Prohibiting Transactions with Persons who commit, Threaten to Commit, or Support Terrorism. “Expense Deposit” means a cash deposit in the amount of $50,000 made by Borrower to an Affiliate of Perceptive Advisors LLC pursuant to the Proposal Letter for the prepayment of the Lenders’ costs and expenses (payable pursuant to Section 13.03(a) and/or the Proposal Letter) incurred prior to the Closing Date. “FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof, any agreements entered into pursuant to Section 1471(b)(1) of the Code and any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental agreement, treaty or convention among Governmental Authorities entered into in connection with the implementation of the foregoing. “First Amendment” means the First Amendment to Credit Agreement and Guaranty, dated as of May 27, 2021, among Borrower, the Lenders and the Administrative Agent. “First Amendment Effective Date” means May 27, 2021. “Foreign Lender” means a Lender that is not a U.S. Person. “Foreign Subsidiary” means any Subsidiary that is not a Domestic Subsidiary. “GAAP” means generally accepted accounting principles in the United States of America, as in effect from time to time, set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants, in the statements and pronouncements of the Financial Accounting Standards Board and in such other statements by

-10- such other entity as may be in general use by significant segments of the accounting profession that are applicable to the circumstances as of the date of determination. Subject to Section 1.02, all references to “GAAP” shall be to GAAP applied consistently with the principles used in the preparation of the financial statements described in Section 7.04(a). “Governmental Approval” means any consent, authorization, approval, order, license, franchise, permit, certification, accreditation, registration, clearance, exemption, filing or notice that is issued or granted by or from (or pursuant to any act of) any Governmental Authority, including any application or submission related to any of the foregoing. “Governmental Authority” means any nation, government, branch of power (whether executive, legislative or judicial), state, municipality or other political subdivision thereof and any entity exercising executive, legislative, judicial, monetary, regulatory or administrative functions of or pertaining to government, including without limitation regulatory authorities, governmental departments, agencies, commissions, bureaus, officials, ministers, courts, bodies, boards, tribunals and dispute settlement panels, and other law-, rule- or regulation-making organizations or entities of any State, territory, county, city or other political subdivision of the United States. “Guarantee” of or by any Person (the “guarantor”) means any obligation, contingent or otherwise, of the guarantor guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation of any other Person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of the guarantor, direct or indirect, (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation or to purchase (or to advance or supply funds for the purchase of) any security for the payment thereof, (b) to purchase or lease property, securities or services for the purpose of assuring the owner of such Indebtedness or other obligation of the payment thereof, (c) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation or (d) as an account party in respect of any letter of credit or letter of guaranty issued to support such Indebtedness or obligation; provided, that the term Guarantee shall not include endorsements for collection or deposit in the Ordinary Course of Business. “Guarantee Assumption Agreement” means a Guarantee Assumption Agreement substantially in the form of Exhibit A by an entity that, pursuant to Section 8.11(a), is required to become a “Guarantor”. “Guaranteed Obligations” has the meaning set forth in Section 11.01. “Guarantor” means, collectively, each Subsidiary of Borrower on the Closing Date or joined as a Guarantor from time to time pursuant to Section 8.11(a). “Hazardous Material” means any substance, element, chemical, compound, product, solid, gas, liquid, waste, by-product, pollutant, contaminant or material which is hazardous or toxic, and includes, without limitation, (a) asbestos, polychlorinated biphenyls and petroleum (including crude oil or any fraction thereof) and (b) any material classified or regulated as “hazardous” or “toxic” or words of like import pursuant to an Environmental Law.

-11- “Hedging Agreement” means any interest rate exchange agreement, foreign currency exchange agreement, commodity price protection agreement or other interest or currency exchange rate or commodity price hedging arrangement. “Immaterial Foreign Subsidiary” means, as of any date, any Foreign Subsidiary for which (a) the consolidated total assets of such Foreign Subsidiary and its Subsidiaries, when taken together with the consolidated total assets of all other Immaterial Foreign Subsidiaries their subsidiaries, is not in excess of 5.0% of the consolidated total assets of the Borrower and its Subsidiaries and (b) the aggregate amount of the Total Revenue of such Foreign Subsidiary and its subsidiaries on a consolidated basis, when taken together with the contribution to Total Revenue of all other Immaterial Foreign Subsidiaries and their Subsidiaries on a consolidated basis, is not in excess of 5.0% of Total Revenue of the Borrower and its Subsidiaries, in each case as of the last day of any four quarter period; provided that notwithstanding the foregoing, at no time shall any Guarantor existing on the Closing Date or joined hereto pursuant to Section 8.11 subsequently be deemed an Immaterial Foreign Subsidiary. “Indebtedness” of any Person means, without duplication, (a) all obligations of such Person for borrowed money, (b) all obligations of such Person evidenced by bonds, debentures, notes, loan agreements or similar instruments, (c) all obligations of such Person upon which interest charges are customarily paid, (d) all obligations of such Person under conditional sale or other title retention agreements relating to Property acquired by such Person, (e) all obligations of such Person in respect of the deferred purchase price of Property or services (excluding current accounts payable incurred in the Ordinary Course of Business not overdue by more than one hundred twenty (120) days), (f) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on Property owned or acquired by such Person, whether or not the Indebtedness secured thereby has been assumed, (g) all Guarantees by such Person of Indebtedness of others, (h) all Capital Lease Obligations of such Person, (i) all obligations, contingent or otherwise, of such Person as an account party in respect of letters of credit and letters of guaranty, (j) obligations under any Hedging Agreement, currency swaps, forwards, futures or derivatives transactions, (k) all obligations, contingent or otherwise, of such Person in respect of bankers’ acceptances, (l) all obligations of such Person under license or other agreements containing a guaranteed minimum payment or purchase by such Person, (m) any Disqualified Equity Interests of such Person, (n) any earnout obligation at the time such obligation is both required to be reflected as a liability on the balance sheet of such Person in accordance with GAAP and not paid after becoming due and payable and (o) all other obligations required to be classified as indebtedness of such Person under GAAP. The Indebtedness of any Person shall, without duplication, include the Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person’s ownership interest in or other relationship with such entity, except to the extent the terms of such Indebtedness provide that such Person is not liable therefor. “Indemnified Party” has the meaning set forth in Section 13.03(b). “Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any Obligation and (b) to the extent not otherwise

-12- described in clause (a), Other Taxes. “Ineligible Assignee” means (a) a natural person or (b) the Obligors or any of their respective Affiliates. “Information” has the meaning set forth in Section 13.17. “Insolvency Proceeding” means (a) any case, action or proceeding before any court or other Governmental Authority relating to bankruptcy, reorganization, insolvency, liquidation, receivership, dissolution, winding-up or relief of debtors, or (b) any general assignment for the benefit of creditors, composition, marshaling of assets for creditors, or other, similar arrangement in respect of any Person’s creditors generally or any substantial portion of such Person’s creditors, in each case undertaken under U.S. Federal, state or foreign law, including the Bankruptcy Code. “Intellectual Property” means all Patents, Trademarks, Copyrights, industrial designs, Technical Information, whether registered or not, whether domestic or foreign, including all of the following: (a) applications, registrations, amendments and extensions relating to any Intellectual Property; (b) rights and privileges arising under any applicable Laws with respect to any Intellectual Property; (c) rights to sue for or collect any damages from any past, present or future infringements of any Intellectual Property; and (d) rights of the same or similar effect or nature as described above in any jurisdiction corresponding to any Intellectual Property throughout the world. “Interest Period” means, (a) initially, the period beginning on (and including) the Closing Date and ending on (and including) the last day of the calendar month in which the Closing Date occurs, and (b) thereafter, the period beginning on (and including) the first day of each succeeding calendar month and ending on the earlier of (and including) (x) the last day of such calendar month and (y) the Maturity Date. “Invention” means any novel, inventive or useful art, apparatus, method, process, machine (including any article or Device), manufacture or composition of matter, or any novel, inventive and useful improvement in any art, method, process, machine (including any article or Device), manufacture or composition of matter. “Investment” means, for any Person: (a) the acquisition (whether for cash, Property, services or securities or otherwise) of Equity Interests, bonds, notes, debentures, partnership or other ownership interests or other securities of any other Person or any agreement to make any such acquisition (including any “short sale” or any sale of any securities at a time when such securities are not owned by the Person entering into such sale); (b) the making of any deposit with,

-13- or advance, loan, assumption of debt or other extension of credit to, any other Person (including the purchase of Property from another Person subject to an understanding or agreement, contingent or otherwise, to resell such Property to such Person), but excluding any such advance, loan or extension of credit in the nature of an ordinary course trade receivable having a term not exceeding ninety (90) days arising in connection with the sale of services, inventory or supplies by such Person in the Ordinary Course of Business; (c) the entering into of any Guarantee of, or other contingent obligation with respect to, Indebtedness or other liability of any other Person and (without duplication) any amount committed to be advanced, lent or extended to such Person; (d) entering into any joint venture; or (e) the entering into of any Hedging Agreement. The amount of an Investment will be determined at the time the Investment is made without giving effect to any subsequent changes in value. “IRS” means the U.S. Internal Revenue Service or any successor agency, and to the extent relevant, the U.S. Department of the Treasury. “Laws” means, collectively, all international, foreign, federal, state, provincial, territorial, municipal and local statutes, treaties, rules, regulations, ordinances, codes and administrative or judicial precedents or authorities, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority, in each case whether or not having the force of law. “Lenders” has the meaning set forth in the introduction hereto. “LIBOR” means, for any Interest Period, the rate per annum (rounded upwards if necessary, to the next 1/100%) equal to the London interbank offered rate for one-month deposits in Dollars appearing on the appropriate Bloomberg screen or the Dow Jones Markets Telerate Page 3750 as of 11:00 a.m. (London time) two (2) Business Days prior to the commencement of any Interest Period; provided, that in the event that such rate does not appear on the appropriate Bloomberg screen or the Dow Jones Markets Telerate Page 3750 (or otherwise on the Dow Jones Markets screen) at such time, “LIBOR” shall be determined by reference to such other comparable publicly available service for displaying the offered rate for deposit in Dollars in the London interbank market as may be selected by the Administrative Agent; provided, further, that in no event shall LIBOR be less than 1.75%. “Lien” means any mortgage, lien, pledge, charge or other security interest, or any lease, title retention agreement, mortgage, restriction, easement, right-of-way, option or adverse claim (of ownership or possession) or other encumbrance of any kind or character whatsoever or any preferential arrangement that has the practical effect of creating a security interest. “Loan Documents” means, collectively, this Agreement, the Notes, the Security Documents, any Guarantee Assumption Agreement, the Warrant Certificate and any subordination agreement, intercreditor agreement or other present or future document, instrument, agreement or certificate delivered to any Lender in connection with this Agreement or any of the other Loan Documents, in each case, as amended, restated, supplemented or otherwise modified.

-14- “Loan Exposure” means, with respect to any Lender, as of any date of determination, the outstanding principal amount of the Loans of such Lender; provided, at any time prior to the making of the Loans, the Loan Exposure of any Lender shall be equal to such Lender’s Commitment. “Loans” means the Tranche A Loan, Tranche B Loan and the, Tranche C Loan and Tranche D Loan. “Loss” means judgments, debts, liabilities, expenses, costs, damages or losses, contingent or otherwise, whether liquidated or unliquidated, matured or unmatured, disputed or undisputed, contractual, legal or equitable, including loss of value, professional fees, including fees and disbursements of legal counsel on a full indemnity basis, and all costs incurred in investigating or pursuing any Claim or any proceeding relating to any Claim. “Majority Lenders” means, at any time, one or more Lenders having or holding Loan Exposure and representing more than 50% of the aggregate Loan Exposure of all Lenders. “Margin Stock” means “margin stock” within the meaning of Regulations U and X. “Material Adverse Change” and “Material Adverse Effect” mean a material adverse change in or effect on (a) the business, financial condition, operations and performance of the Obligors taken as a whole, (b) the ability of any Obligor to perform its obligations under any Loan Document, (c) the value of the Property comprising Collateral (taken as a whole), or (d) the legality, validity, binding effect or enforceability of the Loan Documents or the rights and remedies of any Lender under any of the Loan Documents. “Material Agreement” means (a) any Contract which is listed in Schedule 7.14, (b) any other Contract to which any Obligor is a party or a beneficiary from time to time, or to which any assets or properties of any Obligor is bound, the loss or termination of which would reasonably be expected to result in a Material Adverse Effect, (c) any other Contract to which any Obligor is a party or a guarantor (or equivalent) whether existing as of the date hereof or in the future that during any period of twelve (12) consecutive months is reasonably expected to (i) result in payments or receipts (including royalty, licensing or similar payments) made to any Obligor in an aggregate amount in excess of $1,000,000 or (ii) require payments or expenditures (including royalty, licensing or similar payments) made by any Obligor in an aggregate amount in excess of $1,000,000, (d) the Patent Purchase Agreement, (e) the Supply Agreement and (f) the QIAGEN Assumption Agreement. “Material Indebtedness” means, at any time, any Indebtedness of any Obligor, the outstanding principal amount of which, individually or in the aggregate, exceeds $250,000. “Material Intellectual Property” means all Obligor Intellectual Property, including those described in Schedule 7.05(b), whether currently owned or licensed, or acquired, developed or otherwise licensed or obtained after the date hereof (a) necessary for the operation of the business of any Obligor as currently conducted or as currently contemplated to be conducted, (b) the loss of which would reasonably be expected to have or result in a Material Adverse Effect or (c) that has a

-15- fair market value in excess of $1,000,000. “Maturity Date” means the earlier to occur of (a) the Stated Maturity Date, and (b) the date on which the Loans are accelerated pursuant to Section 10.02. “Multiemployer Plan” means any multiemployer plan, as defined in Section 400l(a)(3) of ERISA, to which any ERISA Affiliate incurs or otherwise has any obligation or liability, contingent or otherwise. “Net Cash Proceeds” means, (a) with respect to the incurrence or issuance of any Indebtedness incurred by an Obligor not permitted under Section 9.01, the excess, if any, of (i) the sum of the cash received in connection with such incurrence or issuance over (ii) the investment banking fees, underwriting discounts, commissions, costs and other reasonable expenses and other customary expenses (including reasonable attorney’s, accountant’s and other similar professional advisor’s fees), incurred by such Obligor in connection with such incurrence or issuance to third parties (other than any other Obligor or any of their respective Affiliates), (b) with respect to any Casualty Event, the amount of cash proceeds actually received from time to time by or on behalf of an Obligor after deducting therefrom only (i) actual costs and expenses related thereto incurred by such Obligor in connection therewith and (ii) Taxes paid or payable in connection therewith, and (c) with respect to any Asset Sale, the excess, if any, of (i) cash proceeds received in respect of such Asset Sale (including cash proceeds subsequently received (as and when received)) over (ii) the sum of (A) the direct costs of such Asset Sale then payable by the recipient of such proceeds excluding amounts payable to any Obligor, (B) sales and use taxes paid or payable by such recipient as a result thereof, (C) amounts required to be applied to repay principal, interest and prepayment premiums and penalties on Indebtedness secured by a Permitted Lien on the properties subject to such Asset Sale and (D) amounts reserved or deposited in escrow with respect to indemnity payments or price adjustments until such amounts are released to the Obligors. “Note” means a promissory note executed and delivered by Borrower to any Lender in the form attached hereto as Exhibit C. “Obligations” means, with respect to any Obligor, all amounts, obligations (including, without limitation, all Warrant Obligations), liabilities, covenants and duties of every type and description owing by such Obligor to any Lender or any other Indemnified Party hereunder, arising out of, under, or in connection with, any Loan Document, whether direct or indirect (regardless of whether acquired by assignment), absolute or contingent, due or to become due, whether liquidated or not, now existing or hereafter arising and however acquired, and whether or not evidenced by any instrument for the payment of money, including, without duplication, (a) all Loans, (b) all interest on the Loans (including interest at the Default Rate), whether or not accruing after the filing of any petition in bankruptcy or after the commencement of any insolvency, reorganization or similar proceeding, and whether or not a claim for post-filing or post-petition

-16- interest is allowed in any such proceeding, (c) any Prepayment Premium, and (d) all other fees, expenses (including fees, charges and disbursement of counsel), interest, commissions, charges, costs, disbursements, indemnities and reimbursement of amounts paid and other sums chargeable to such Obligor under any Loan Document. “Obligor Intellectual Property” means Intellectual Property owned by or licensed to any of the Obligors. “Obligors” means, collectively, Borrower, each Guarantor and each of their respective successors and permitted assigns. “OFAC” means the Office of Foreign Assets Control of the U.S. Department of the Treasury (or any successor thereto). “Ordinary Course of Business” means, with respect to the Obligors, the ordinary course of business generally consistent with past custom and practice (including with respect to nature, scope, magnitude, quantity and frequency). “Organizational Documents” means (a) with respect to any corporation, its certificate or articles of incorporation or organization, as amended, and its by-laws, as amended, (b) with respect to any limited partnership, its certificate of limited partnership, as amended, and its partnership agreement, as amended, (c) with respect to any general partnership, its partnership agreement, as amended, and (d) with respect to any limited liability company, its articles of organization, as amended, and its operating agreement, as amended. In the event any term or condition of this Agreement or any other Loan Document requires any Organizational Document to be certified by a secretary of state or similar government official, the reference to any such “Organizational Document” shall only be to a document of a type customarily certified by such government official. “Other Connection Taxes” means, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising solely from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan or Loan Document). “Other Taxes” means all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 5.03(g)). “Participant” has the meaning set forth in Section 13.05(e). “Participant Register” has the meaning set forth in Section 13.05(f).

-17- “Patent Purchase Agreement” means that certain asset purchase agreement, as in effect on the First Amendment Effective Date, by and among Borrower, as QIAGEN Sciences, LLC, a Delaware limited liability company, and QIAGEN GmbH, a German corporation, collectively as sellers, dated as of May 12, 2021, whereby Borrower purchased all rights, privileges, title and interest in and to certain patents, along with the inventions described and claimed in the patents, and all rights to income, royalties and damages for infringement of the patents (the “QIAGEN Patents”). “Patents” has the meaning set forth in the Security Documents. “Payment Date” means the last day of each Interest Period; provided that if such last day of such Interest Period is not a Business Day, then the Payment Date for such Interest Period will be the next succeeding Business Day. “PBGC” means the United States Pension Benefit Guaranty Corporation referred to and defined in ERISA and any successor entity performing similar functions. “Perceptive” has the meaning set forth in the introduction hereto. “Permits” means all permits, licenses, registrations, certificates, orders, approvals, authorizations, consents, waivers, franchises, variances and similar rights issued by or obtained from any Governmental Authority or any other Person, including, without limitation, those relating to Environmental Laws. “Permitted Acquisition” means any Acquisition by any Obligor or any of its wholly-owned Subsidiaries, by (a) purchase, merger, amalgamation, license or otherwise, of all or substantially all of the assets of, all of the Equity Interests of, or a business line or unit or a division of, any Person or (b) license arrangement for the rights to use, develop, market or otherwise commercialize any Patents, Trademarks, Copyrights or other Intellectual Property (other than ordinary course, over the counter software license arrangements); provided that: (i) immediately prior to, and immediately after giving effect thereto, no Default shall have occurred and be continuing or would result therefrom; (ii) all transactions in connection therewith shall be consummated, in all material respects, in accordance with all applicable Laws and in conformity in all material respects with all applicable Governmental Approvals; (iii) in the case of the Acquisition of all of the Equity Interests of such Person, all of the Equity Interests (except for any such securities in the nature of directors’ qualifying shares required pursuant to applicable Law) acquired, or otherwise issued by such Person or any newly formed Subsidiary of such Obligor in connection with such Acquisition, shall be owned 100% by an Obligor or any other Subsidiary of Borrower, and Borrower shall have taken, or caused to be taken, as of the date such Person becomes a Subsidiary of an Obligor, each of the actions set forth in Section 8.11, if applicable;

-18- (iv) such Person (in the case of an Acquisition of Equity Interests) or assets (in the case of an Acquisition of assets or a division) (i) shall be engaged or used, as the case may be, in the same business or lines of business in which Borrower and/or its Subsidiaries are engaged or a business reasonably and substantially related thereto or (ii) shall have a similar customer base as Borrower and/or its Subsidiaries; (v) Borrower shall have provided the Administrative Agent with at least ten (10) Business Days’ prior written notice of any such Acquisition, together with summaries, prepared in reasonable detail, of all due diligence conducted by or on behalf of Borrower or the applicable Subsidiary prior to such Acquisition; (vi) all of the assets or Equity Interests acquired in connection with such Acquisition shall be of a U.S. Person; (vii) the Acquisition shall have been approved by the Board or other governing body or controlling Person of the Person acquired or the Person from whom such assets or division is acquired; and (viii) on a pro forma basis after giving effect to such Acquisition, Borrower and its Subsidiaries shall be in compliance with Section 8.15. “Permitted Cash Equivalent Investments” means (a) marketable direct obligations issued or unconditionally guaranteed by the United States or any agency or any State thereof having maturities of not more than two (2) years from the date of acquisition, (b) commercial paper with an average maturity of no more than one (1) year and having the highest rating from either Standard & Poor’s Ratings Group or Moody’s Investors Service, Inc., (c) any money market funds or other investment vehicles whose principal investments are in investments described in clauses (a) or (b) above, and (d) certificates of deposit maturing no more than one (1) year after issue. “Permitted Indebtedness” means any Indebtedness permitted under Section 9.01. “Permitted Licenses” means (a) licenses of over-the-counter software that is commercially available to the public, (b) licenses for the use of Obligor Intellectual Property, in each case, entered into in the Ordinary Course of Business or as otherwise may be approved by the applicable Obligor’s Board and so long as (i) no Event of Default has occurred and is continuing at the time such license is entered into and (ii) such license does not materially impair the Lenders from exercising their rights under any of the Loan Documents and (c) licenses pursuant to the Supply Agreement. “Permitted Liens” means any Liens permitted under Section 9.02. “Permitted Priority Liens” means (a) Liens permitted under Section 9.02(d), (e), (f) or (g) and (b) Liens permitted under Section 9.02(b); provided that such Liens are also of the type described in Section 9.02(d), (e), (f) or (g). “Permitted Refinancing” means, with respect to any Indebtedness permitted to be

-19- refinanced, extended, renewed or replaced hereunder, any refinancings, extensions, renewals and replacements of such Indebtedness; provided that such refinancing, extension, renewal or replacement shall not (a) increase the outstanding principal amount of the Indebtedness being refinanced, extended, renewed or replaced, (b) contain terms relating to outstanding principal amount, amortization, interest rate or equivalent yield, maturity, collateral security (if any) or subordination (if any), or other material terms that, taken as a whole, are less favorable in any material respect to any Obligor or the Lenders than the terms of any agreement or instrument governing the Indebtedness being refinanced, (c) contain any new requirement to grant any Lien or to give any Guarantee that was not an existing requirement of the Indebtedness being refinanced and (d) after giving effect to such refinancing, extension, renewal or replacement, no Default shall have occurred (or could reasonably be expected to occur) as a result thereof. “Person” means any individual, corporation, company, voluntary association, partnership, limited liability company, joint venture, trust, unincorporated organization or Governmental Authority or other entity of whatever nature. “PFIC” has the meaning set forth in Section 8.01(j). “Plan” means any employee pension benefit plan (other than a Multiemployer Plan) subject to the provisions of Title IV of ERISA or Section 412 of the Code or Section 302 of ERISA, and in respect of which Borrower or any ERISA Affiliate is (or, if such plan were terminated, would under Section 4069 of ERISA be deemed to be) an “employer” as defined in Section 3(5) of ERISA. “Prepayment Premium” has the meaning set forth in Section 3.03(a)(i). “Pro Rata Share” has the meaning set forth in Section 11.08. “Prohibited Payment” means any bribe, rebate, payoff, influence payment, kickback or other payment or gift of money or anything of value (including meals or entertainment) to any officer, employee or ceremonial office holder of any government or instrumentality thereof, political party or supra-national organization (such as the United Nations), any political candidate, any royal family member or any other person who is connected or associated personally with any of the foregoing that is prohibited under any Requirement of Law. “Projections” has the meaning set forth in Section 7.04(b). “Property” of any Person means any property or assets, or interest therein, of such Person. “Proportionate Share” means, with respect to any Lender, the percentage obtained by dividing (a) the Loan Exposure of such Lender then in effect by (b) the aggregate Loan Exposure of all Lenders then in effect. “Proposal Letter” means the letter agreement, dated November 27, 2020, among Borrower and Perceptive Advisors LLC, regarding the transactions contemplated hereby and the outline of proposed terms and conditions attached thereto.

-20- “Publicly Reporting Company” means an issuer generally subject to the public reporting requirements of the Exchange Act. “QIAGEN Assumption Agreement” means that certain assumption agreement dated as of May 12, 2021 by and among Borrower, QIAGEN Sciences, LLC, a Delaware limited liability company and QIAGEN GmbH. “Qualified Equity Interest” means, with respect to any Person, any Equity Interest of such Person that is not a Disqualified Equity Interest. “Qualified Plan” means an employee benefit plan (as defined in Section 3(3) of ERISA) other than a Multiemployer Plan (i) that is or was at any time maintained or sponsored by any Obligor or any ERISA Affiliate thereof or to which any Obligor or any ERISA Affiliate thereof has ever made, or was ever obligated to make, contributions, and (ii) that is intended to be tax qualified under Section 401(a) of the Code. “Qualified Public Offering” means the initial firm-commitment underwritten public offering of common Equity Interests of the Borrower pursuant to an effective registration statement filed with the SEC in accordance with the Securities Act of 1933, raising net cash proceeds of at least $50,000,000, and in connection with such offering the common Equity Interests of the Borrower is listed for trading on the Nasdaq Stock Market’s National Market, the New York Stock Exchange, or another exchange or marketplace acceptable to the Administrative Agent in its sole discretion. “Recipient” means any Lender or the Administrative Agent. “Redemption Date” has the meaning set forth in Section 3.03(a). “Redemption Price” has the meaning set forth in Section 3.03(a). “Register” has the meaning set forth in Section 13.05(d). “Regulation T” means Regulation T of the Board of Governors of the Federal Reserve System, as amended. “Regulation U” means Regulation U of the Board of Governors of the Federal Reserve System, as amended. “Regulation X” means Regulation X of the Board of Governors of the Federal Reserve System, as amended. “Representatives” has the meaning set forth in Section 13.17. “Requirement of Law” means, as to any Person, any Law applicable to or binding upon such Person or any of its Properties or revenues.

-21- “Resignation Effective Date” has the meaning set forth in Section 12.06(a). “Responsible Officer” of any Person means each of the president, chief executive officer and chief financial officer of such Person. “Restricted Payment” means any dividend or other distribution (whether in cash, securities or other Property) with respect to any Equity Interest of Borrower or any of its Subsidiaries, or any payment (whether in cash, securities or other Property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any such shares of capital stock of Borrower or any of its Subsidiaries or any option, warrant or other right to acquire any such shares of capital stock of Borrower or any of its Subsidiaries. “Restrictive Agreement” means any indenture, agreement, instrument or other binding arrangement that prohibits, restricts or imposes any condition upon (a) the ability of any Obligor to create, incur or permit to exist any Lien upon any of its Property (other than (i) customary provisions in contracts (including without limitation leases and in-bound licenses of Intellectual Property) restricting the assignment thereof, (ii) restrictions or conditions imposed by any agreement governing secured Permitted Indebtedness permitted under Section 9.01(g), to the extent that such restrictions or conditions apply only to the Property securing such Indebtedness and (iii) software and other Intellectual Property licenses pursuant to which an Obligor is the licensee of the relevant software or Intellectual Property, as the case may be (in which case, any prohibition or limitation shall relate only to the assets or rights subject to the applicable license and/or the license itself)), or (b) the ability of any Obligor to pay dividends or other distributions with respect to any shares of its Equity Interests or to make or repay loans or advances to any Obligor or to Guarantee Indebtedness of any Obligor. “Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority. “Sanctions” means economic or financial sanctions, requirements or trade embargoes imposed, administered or enforced from time to time by Governmental Authorities (including, but not limited to, OFAC, the U.S. Department of State and the U.S. Department of Commerce). “Sanctions Laws” means all laws, rules, regulations and requirements of any jurisdiction applicable to the Obligors or any party to the Loan Documents concerning or relating to Sanctions, terrorism or money laundering. “SEC” means United States Securities and Exchange Commission. “Second Amendment” means the Second Amendment to Credit Agreement and Guaranty, dated as of October 29, 2021, among Borrower, the Lenders and the Administrative Agent. “Securities Account” has the meaning set forth in the Security Agreement. “Security Agreement” means the Security Agreement, dated as of the date hereof, in

-22- substantially the form of Exhibit G, among the Obligors, the Lenders and the Administrative Agent, granting a security interest in the personal Property constituting Collateral thereunder in favor of the Administrative Agent for the benefit of the Lenders. “Security Documents” means, collectively, the Security Agreement, each Short-Form IP Security Agreement, and each other security document, control agreement or financing statement executed to perfect Liens in favor of the Administrative Agent for the benefit of the Lenders. “Short-Form IP Security Agreements” means short-form copyright, patent or trademark (as the case may be) security agreements, dated as of the date hereof, in substantially the form of Exhibits H-1 and H-2, entered into by one or more Obligors in favor of the Administrative Agent for the benefit of the Lenders, each in form and substance satisfactory to the Administrative Agent. “Solvent” means, with respect to any Person at any time, that (a) the present fair saleable value of the Property of such Person is greater than the total amount of liabilities (including contingent liabilities) of such Person, (b) the present fair saleable value of the Property of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, and (c) such Person has not incurred and does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person’s ability to pay as such debts and liabilities mature. “Stated Maturity Date” means the fifth (5th) anniversary of the Closing Date; provided that if such date shall occur on a day that is not a Business Day, then the Stated Maturity Date shall be the immediately succeeding Business Day. “Subsidiary” means, with respect to any Person (the “parent”) at any time of determination, any other Person of which more than 50% of the outstanding capital stock of such other Person having ordinary voting powers, determined on a fully diluted basis, is at the time directly or indirectly owned or controlled by the parent. Unless the context otherwise specifically requires, the term “Subsidiary” shall be a reference to a Subsidiary of Borrower. “Supply Agreement” means that certain supply agreement, as in effect on the First Amendment Effective Date, by and between QIAGEN GmbH, dated as of May 12, 2021, whereby Borrower (a) licenses certain rights in the QIAGEN Patents to QIAGEN GmbH and (b) purchases certain reagents incorporating the QIAGEN Patents. “Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto. “Technical Information” means all trade secrets and other proprietary or confidential information, which may include any information of a scientific, technical, or business nature in any form or medium, standards and specifications, conceptions, ideas, innovations, discoveries, Invention disclosures, all documented research, developmental, demonstration or engineering work, data, plans, specifications, reports, summaries, experimental data, manuals, models, samples, know-how, technical information, systems, methodologies, computer programs or

-23- information technology. “Third Amendment” means the Third Amendment to Credit Agreement and Guaranty, dated as of March 30, 2022, among Borrower, the Lenders and the Administrative Agent. “Third Amendment Effective Date” means March 30, 2022. “Title IV Plan” means an employee benefit plan (as defined in Section 3(3) of ERISA) other than a Multiemployer Plan (a) that is or was at any time maintained or sponsored by any Obligor or any ERISA Affiliate thereof or to which any Obligor or any ERISA Affiliate thereof has ever made, or was obligated to make, contributions, and (b) that is or was subject to Section 412 of the Code, Section 302 of ERISA or Title IV of ERISA. “Total Revenue” means, with respect to the Obligors, all amounts paid to and received by such Person in the ordinary course of business that, in accordance with GAAP, would be classified as net revenue. “Trademarks” has the meaning set forth in the Security Documents. “Tranche A Loan” means each loan advanced by a Lender pursuant to Section 2.01(a). For purposes of clarification, any calculation of the aggregate outstanding principal amount of the Tranche A Loan on any date of determination shall mean the aggregate principal amount of the Tranche A Loan made pursuant to Section 2.01(a) that has not yet been repaid as of such date. “Tranche A Loan Commitment” means the commitment of a Lender to make or otherwise fund a Tranche A Loan and “Tranche A Loan Commitments” means such commitments of all Lenders in the aggregate. The amount of each Lender’s Tranche A Loan Commitment, if any, is set forth on Schedule 1. The aggregate amount of the Tranche A Loan Commitments as of the Closing Date is $25,000,000. “Tranche B Loan” means each loan advanced by a Lender pursuant to Section 2.01(b). For purposes of clarification, any calculation of the aggregate outstanding principal amount of the Tranche B Loan on any date of determination shall mean the aggregate principal amount of the Tranche B Loan made pursuant to Section 2.01(b) that has not yet been repaid as of such date. “Tranche B Loan Borrowing Date” means with respect to the Tranche B Loan, the Business Day on which all conditions set forth in Section 6.02 have been satisfied or waived by the Lenders and the Tranche B Loan is made hereunder. “Tranche B Loan Commitment” means the commitment of a Lender to make or otherwise fund a Tranche B Loan and “Tranche B Loan Commitments” means such commitments of all Lenders in the aggregate. The amount of each Lender’s Tranche B Loan Commitment, if any, is set forth on Schedule 1. The aggregate amount of the Tranche B Loan Commitments as of the First Amendment Effective Date is $10,000,000. “Tranche B Loan Commitment Termination Date” means May 28, 2021.

-24- “Tranche C Loan” means each loan advanced by a Lender pursuant to Section 2.01(c). For purposes of clarification, any calculation of the aggregate outstanding principal amount of the Tranche C Loan on any date of determination shall mean the aggregate principal amount of the Tranche C Loan made pursuant to Section 2.01(c) that has not yet been repaid as of such date. “Tranche C Loan Borrowing Date” means with respect to the Tranche C Loan, the Business Day on which all conditions set forth in Section 6.03 have been satisfied or waived by the Lenders and the Tranche C Loan is made hereunderThird Amendment Effective Date. “Tranche C Loan Commitment” means the commitment of a Lender to make or otherwise fund a Tranche C Loan and “Tranche C Loan Commitments” means such commitments of all Lenders in the aggregate. The amount of each Lender’s Tranche C Loan Commitment, if any, is set forth on Schedule 1. The aggregate amount of the Tranche C Loan Commitments as of the First Amendment Effectiveafter giving effect to the Tranche C Term Loan made on the Tranche C Loan Borrowing Date is $15,000,0000. “Tranche D Loan” means each loan advanced by a Lender pursuant to Section 2.01(d). For purposes of clarification, any calculation of the aggregate outstanding principal amount of the Tranche D Loan on any date of determination shall mean the aggregate principal amount of the Tranche D Loan made pursuant to Section 2.01(d) that has not yet been repaid as of such date. “Tranche D Loan Borrowing Date” means with respect to the Tranche D Loan, the Business Day on which all conditions set forth in Section 6.04 have been satisfied or waived by the Lenders and the Tranche D Loan is made hereunder. “Tranche D Loan Commitment” means the commitment of a Lender to make or otherwise fund a Tranche D Loan and “Tranche D Loan Commitments” means such commitments of all Lenders in the aggregate. The amount of each Lender’s Tranche D Loan Commitment, if any, is set forth on Schedule 1. The aggregate amount of the Tranche D Loan Commitments as of the Third Amendment Effective Date is $7,500,000. “Tranche CD Loan Commitment Termination Date” means MarchJune 3130, 2022. “Transactions” means the execution, delivery and performance by each Obligor of this Agreement and the other Loan Documents to which such Obligor is a party and the other transactions contemplated hereby and thereby, including disbursement and application of the proceeds of the Loans. “UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended from time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms. “UK Resolution Authority” means the Bank of England or any other public administrative

-25- authority having responsibility for the resolution of any UK Financial Institution. “Unrestricted Cash” means the balance of unencumbered cash (other than cash encumbered by the Liens granted to the Lenders pursuant to the Loan Documents) and Permitted Cash Equivalent Investments (which for greater certainty shall not include any undrawn credit lines), in each case, to the extent held in a Controlled Account. “U.S. Person” means a “United States person” within the meaning of Section 7701(a)(30) of the Code. “U.S. Tax Compliance Certificate” has the meaning set forth in Section 5.03(f)(ii)(B)(3). “Warrant Certificate” means the warrant to be delivered to the Administrative Agent pursuant to Section 6.01(i) that, among other things, grants the holder thereof the right to purchase the number of shares of Series D Preferred Stock of Borrower as indicated on the Warrant Shares table on Schedule 1, as theAmended and Restated Warrant Certificate may be amended, replaced or otherwise modified pursuant to the terms thereof. “Warrant Obligations” means, with respect to Borrower, all of its Obligations arising out of, under or in connection with, any Warrant Certificate. “Withdrawal Liability” means, at any time, any liability incurred (whether or not assessed) by any ERISA Affiliate and not yet satisfied or paid in full at such time with respect to any Multiemployer Plan pursuant to Section 4201 of ERISA. “Write-Down and Conversion Powers” means, (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers. Section 1.02. Accounting Terms and Principles. All accounting determinations required to be made pursuant hereto shall, unless expressly otherwise provided herein, be made substantially in accordance with GAAP. If, after the date hereof, any change occurs in GAAP or in the application thereof (an “Accounting Change”) and such change would cause any amount required to be determined for the purposes of the covenants to be maintained or calculated pursuant to Article 8 or 9 to be materially different than the amount that would be determined prior to such change, then Borrower will provide a detailed notice of such change (an “Accounting Change Notice”) to the Administrative Agent in conjunction with the next required delivery of financial statements pursuant to Section 8.01. If Borrower requests an amendment to any provision hereof

-26- to eliminate the effect of any Accounting Change occurring after the Closing Date or in the application thereof on the operation of such provision, regardless of whether any Accounting Change Notice is given before or after such Accounting Change or in the application thereof, then the Administrative Agent and Borrower agree that they will negotiate in good faith amendments to the provisions of this Agreement that are directly affected by such Accounting Change with the intent of having the respective positions of the Administrative Agent and Borrower after such Accounting Change conform as nearly as possible to their respective positions as of the date of this Agreement and, until any such amendments have been agreed upon, (a) the provisions in this Agreement shall be calculated as if no such Accounting Change had occurred and (b) Borrower shall provide to the Administrative Agent a written reconciliation in form and substance reasonably satisfactory to the Administrative Agent, between calculations of any baskets and other requirements hereunder before and after giving effect to such Accounting Change. All components of financial calculations made to determine compliance with this Agreement shall be adjusted to include or exclude, as the case may be, without duplication, such components of such calculations attributable to any Acquisition or disposition of assets consummated after the first day of the applicable period of determination and prior to the end of such period, as determined in good faith by Borrower based on assumptions expressed therein and that were reasonable based on the information available to Borrower at the time of preparation of the Compliance Certificate setting forth such calculations. Section 1.03. Interpretation. For all purposes of this Agreement, except as otherwise expressly provided herein or unless the context otherwise requires, (a) the terms defined in this Agreement include the plural as well as the singular and vice versa; (b) words importing gender include all genders; (c) any reference to a Section, Article, Annex, Schedule or Exhibit refers to a Section or Article of, or Annex, Schedule or Exhibit to, this Agreement; (d) any reference to “this Agreement” refers to this Agreement, including all Annexes, Schedules and Exhibits hereto, and the words herein, hereof, hereto and hereunder and words of similar import refer to this Agreement and its Annexes, Schedules and Exhibits as a whole and not to any particular Section, Article, Annex, Schedule, Exhibit or any other subdivision; (e) references to days, months and years refer to calendar days, months and years, respectively; (f) all references herein to “include” or “including” shall be deemed to be followed by the words “without limitation”; (g) the word “from” when used in connection with a period of time means “from and including” and the word “until” means “to but not including”; and (h) accounting terms not specifically defined herein shall be construed substantially in accordance with GAAP (except for the term “property,” which shall be interpreted as broadly as possible, including, in any case, cash, securities, other assets, rights under contractual obligations and permits and any right or interest in any property, except where otherwise noted). Unless otherwise expressly provided herein, references to organizational documents, agreements (including the Loan Documents) and other contractual instruments shall be deemed to include all subsequent amendments, restatements, extensions, supplements and other modifications thereto permitted by the Loan Documents. Section 1.04. Divisions. For all purposes under the Loan Documents, in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws): (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred

-27- from the original Person to the subsequent Person and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized on the first date of its existence by the holders of its Equity Interests at such time. ARTICLE 2 THE COMMITMENTS Section 2.01. Loans. (a) Tranche A Loan. (i) Subject to the terms and conditions of this Agreement and relying on the representations and warranties set forth herein, each Lender, severally and not jointly, agrees to provide its share of the Tranche A Loan to Borrower on the Closing Date in Dollars in a principal amount equal to such Lender’s Tranche A Loan Commitment. No Lender shall have an obligation to make a Tranche A Loan in excess of such Lender’s Tranche A Loan Commitment. (ii) Subject to the terms and conditions of this Agreement (including Section 6.01), Borrower shall deliver to the Administrative Agent a fully executed Borrowing Notice no later than 5 p.m. (New York City time) at least one (1) Business Day in advance of the Closing Date. (iii) Borrower may make one borrowing under the Tranche A Loan Commitment which shall be on the Closing Date. Subject to Section 3.03, all amounts owed hereunder with respect to the Tranche A Loan shall be paid in full no later than the Maturity Date. Each Lender’s Tranche A Loan Commitment shall terminate immediately and without further action on the Closing Date after giving effect to the funding of such Lender’s Tranche A Loan Commitment on such date. (b) Tranche B Loan. (i) Subject to the terms and conditions of this Agreement and relying on the representations and warranties set forth herein, each Lender, severally and not jointly, agrees to provide its share of the Tranche B Loan to Borrower on the Tranche B Loan Borrowing Date in Dollars in a principal amount equal to such Lender’s Tranche B Loan Commitment. No Lender shall have an obligation to make a Tranche B Loan in excess of such Lender’s Tranche B Loan Commitment. (ii) Subject to the terms and conditions of this Agreement (including Section 6.02), Borrower shall deliver to the Administrative Agent a fully executed Borrowing Notice no later than 5 p.m. (New York City time) at least three (3) Business Days in

-28- advance of the proposed Tranche B Loan Borrowing Date. (iii) Borrower may make one borrowing under the Tranche B Loan Commitment which shall be on the Tranche B Loan Borrowing Date. Subject to Section 3.03, all amounts owed hereunder with respect to the Tranche B Loan shall be paid in full no later than the Maturity Date. Each Lender’s Tranche B Loan Commitment shall terminate immediately and without further action on the earlier of (x) the Tranche B Loan Borrowing Date after giving effect to the funding of such Lender’s Tranche B Loan Commitment on such date and (y) the Tranche B Loan Commitment Termination Date. (c) Tranche C Loan. (i) Subject to the terms and conditions of this Agreement and relying on the representations and warranties set forth herein, each Lender, severally and not jointly, agrees to provide its share of the Tranche C Loan to Borrower on the Tranche C Loan Borrowing Date in Dollars in a principal amount equal to such Lender’s Tranche C Loan Commitment. No Lender shall have an obligation to make a Tranche C Loan in excess of such Lender’s Tranche C Loan Commitment. (ii) Subject to the terms and conditions of this Agreement (including Section 6.03), Borrower shall deliver to the Administrative Agent a fully executed Borrowing Notice no later than 5 p.m. (New York City time) at least three (3) Business Days in advance of the proposed Tranche C Loan Borrowing Date. (iii) Borrower may make one borrowing under the Tranche C Loan Commitment which shall be on the Tranche C Loan Borrowing Date. Subject to Section 3.03, all amounts owed hereunder with respect to the Tranche C Loan shall be paid in full no later than the Maturity Date. (d) Tranche D Loan. (i) Subject to the terms and conditions of this Agreement and relying on the representations and warranties set forth herein, each Lender, severally and not jointly, agrees to provide its share of the Tranche D Loan to Borrower on the Tranche D Loan Borrowing Date in Dollars in a principal amount equal to such Lender’s Tranche D Loan Commitment. No Lender shall have an obligation to make a Tranche D Loan in excess of such Lender’s Tranche D Loan Commitment. (ii) Subject to the terms and conditions of this Agreement (including Section 6.04), Borrower shall deliver to the Administrative Agent a fully executed Borrowing Notice no later than 5 p.m. (New York City time) at least three (3) Business Days in advance of the proposed Tranche D Loan Borrowing Date. (iii) Borrower may make one borrowing under the Tranche D Loan Commitment which shall be on the Tranche D Loan Borrowing Date. Subject to Section 3.03, all amounts owed hereunder with respect to the Tranche D Loan shall be paid in full

-29- no later than the Maturity Date. Each Lender’s Tranche CD Loan Commitment shall terminate immediately and without further action on the earlier of (x) the Tranche CD Loan Borrowing Date after giving effect to the funding of such Lender’s Tranche CD Loan Commitment on such date and (y) the Tranche CD Loan Commitment Termination Date. (ce) Any principal amount of any Loans borrowed under Section 2.01(a), 2.01(b), 2.01(c) or 2.01(cd) hereof and subsequently repaid or prepaid may not be reborrowed. Section 2.02. Proportionate Shares. All Loans shall be made, and all participations purchased, by the Lenders simultaneously and proportionately to their respective Proportionate Shares, it being understood that no Lender shall be responsible for any default by any other Lender in such other Lender’s obligation to make a Loan hereunder or purchase a participation required hereby nor shall the Commitment of any Lender be increased or decreased as a result of a default by any other Lender in such other Lender’s obligation to make a Loan requested hereunder or purchase a participation required hereby. Section 2.03. Fees. On the Closing Date, Borrower shall pay to the Administrative Agent (out of the proceeds of the Tranche A Loan advanced by such Lenders on the Closing Date) for distribution to each Lender in accordance with its pro rata share of Loans, a non-refundable fee (the “Closing Fee”) in the amount of $750,000. Payment of the Closing Fee shall be in addition to such fees, costs and expenses due and payable pursuant to Section 12.03. Section 2.04. Notes. Upon the request of any Lender, Borrower shall prepare, execute and deliver to such Lender one or more Notes evidencing the Loans payable to such Lender (or if requested by it, to it and its registered assigns). Section 2.05. Use of Proceeds. Borrower shall use the proceeds of the Loans (a) for general working capital purposes and corporate purposes, (b) to refinance certain existing Indebtedness on the Closing Date and (c) to pay, in accordance with the funds flow attached to the Borrowing Notice, fees, costs and expenses incurred in connection with the Transactions. ARTICLE 3 PAYMENTS OF PRINCIPAL AND INTEREST Section 3.01. Repayment. There will be no scheduled repayments of principal on the Loans prior to the Maturity Date. The entire outstanding principal amount of the Loans, together with all accrued and unpaid interest thereon, will be due and payable on the Maturity Date. Section 3.02. Interest. (a) Interest Generally. Borrower agrees to pay to the Lenders interest in cash on the outstanding principal amount of the Loans for each Interest Period at a rate per annum equal to the sum of (i) LIBOR plus (ii) the Applicable Margin. (b) LIBOR Not Determinable. If on or before the day on which LIBOR is to be

-30- determined, the Majority Lenders reasonably determine that (i) LIBOR cannot be determined for any reason, (ii) LIBOR will not adequately and fairly reflect the cost of maintaining the Loans or (iii) Dollar deposits in the principal amount of the Loans are not available in the London interbank market, the Majority Lenders shall, as soon as practicable thereafter, give written notice of such determination to Borrower and the Administrative Agent. Upon any such determination, LIBOR shall be LIBOR as of the end of the immediately preceding Interest Period and shall at all times thereafter bear interest at LIBOR as of the end of the immediately preceding Interest Period. Each determination by the Majority Lenders hereunder shall be conclusive and binding absent manifest error. (c) Replacement to LIBOR. If at any time the Administrative Agent reasonably determines (which determination shall be conclusive absent manifest error) that (i) the circumstances set forth in clause (b)(i) of this Section have arisen and such circumstances are unlikely to be temporary or (ii) the circumstances set forth in clause (b)(i) of this Section have not arisen but the supervisor for the administrator of LIBOR has made a public statement identifying a specific date after which LIBOR shall no longer be used for determining interest rates for loans, then the Administrative Agent and Borrower shall endeavor to establish an alternate rate of interest to LIBOR that gives due consideration to the then-prevailing market convention for determining a rate of interest for syndicated loans in the United States at such time, and shall enter into an amendment to this Agreement to reflect such alternate rate of interest and such other related changes to this Agreement as may be applicable; provided that, if such alternate rate of interest shall be less than 1.75%, such rate shall be deemed to be 1.75% for the purposes of this Agreement. Notwithstanding anything to the contrary in Section 13.04, such amendment shall become effective without any further action or consent of any other party to this Agreement so long as the Administrative Agent shall not have received, within five (5) Business Days of the date notice of such alternate rate of interest is provided to the Lenders, a written notice from the Majority Lenders stating that such Lenders object to such amendment. (d) Default Interest. Notwithstanding the foregoing, upon the occurrence and during the continuance of any Event of Default, the Applicable Margin shall increase automatically by 4.00% per annum (the interest rate, as increased pursuant to this Section 3.02(d), being the “Default Rate”). Notwithstanding any other provision herein, if interest is required to be paid at the Default Rate, it shall also be paid entirely in cash. If any Obligation is not paid when due under any applicable Loan Document, the amount thereof shall accrue interest at the Default Rate. Payment or acceptance of the increased rates of interest provided for in this Section 3.02(d) is not a permitted alternative to timely payment and shall not constitute a waiver of any Default or otherwise prejudice or limit any rights or remedies of the Administrative Agent or any Lender. (e) Payment Dates. Accrued interest on the Loans shall be payable in arrears on each Payment Date with respect to the most recently completed Interest Period in cash, and upon the payment or prepayment of the Loans (on the principal amount being so paid or prepaid); provided that interest payable at the Default Rate shall be payable from time to time on demand by the Majority Lenders. (f) Maximum Rate. Notwithstanding any other provision of this Agreement, in no event will any interest or rates referred to herein exceed the maximum interest rate permitted by

-31- applicable Law. If such maximum interest rate would be exceeded by the terms hereof, the rates of interest payable hereunder will be reduced to the extent necessary so that such rates (together with any fees or other amounts which are construed by a court of competent jurisdiction to be interest or in the nature of interest) equal the maximum interest rate permitted by applicable Law and any overpayment of interest received by the Lenders before such rates are so construed will be applied, forthwith after determination of such overpayment, to pay all then outstanding interest, and thereafter to pay outstanding principal. Section 3.03. Prepayments. (a) Optional Prepayments. (i) Borrower shall have the right to optionally prepay in whole or in part (in a minimum amount of $500,000 and integral multiples of $100,000 in excess of that amount for each partial prepayment, or, if less, the entire outstanding principal amount of the Loans) the outstanding principal amount of the Loans on any Business Day (a “Redemption Date”) for an amount equal to the sum of (x) the aggregate principal amount of the Loans being prepaid, (y) the prepayment premium set forth in clause (ii) below (the “Prepayment Premium”) and (z) any accrued but unpaid interest in respect of the aggregate principal amount of the Loans being prepaid (such aggregate amount, the “Redemption Price”). The applicable Prepayment Premium shall be an amount calculated pursuant to Section 3.03(a)(ii). (ii) If the Redemption Date occurs: (A) on or prior to the first anniversary of the Closing Date, the Prepayment Premium shall be an amount equal to seven percent (7%) of the aggregate outstanding principal amount of the Loans being prepaid on such Redemption Date; (B) after the first anniversary of the Closing Date and on or prior to the second anniversary of the Closing Date, the Prepayment Premium shall be an amount equal to six percent (6%) of the aggregate outstanding principal amount of the Loans being prepaid on such Redemption Date; (C) after the second anniversary of the Closing Date and on or prior to the third anniversary of the Closing Date, the Prepayment Premium shall be an amount equal to four percent (4%) of the aggregate outstanding principal amount of the Loans being prepaid on such Redemption Date; (D) after the third anniversary of the Closing Date and on or prior to the fourth anniversary of the Closing Date, the Prepayment Premium shall be an amount equal to three percent (3%) of the aggregate outstanding principal amount of the Loans being prepaid on such Redemption Date; and (E) after the fourth anniversary of the Closing Date and prior to the Stated Maturity Date, the Prepayment Premium shall be an amount equal to two percent (2%) of the aggregate outstanding principal amount of the Loans being

-32- prepaid on such Redemption Date. No Prepayment Premium shall be due with respect to repayment of the Loans on the Stated Maturity Date. (iii) Payment of any Prepayment Premium under this Section 3.03 constitutes liquidated damages, not unmatured interest or a penalty, as the actual amount of damages to the Lenders as a result of the relevant triggering event, prepayment or repayment would be impracticable and extremely difficult to ascertain. Accordingly, any Prepayment Premium hereunder is provided by mutual agreement of the Obligors and the Lenders as a reasonable estimation and calculation of such actual lost profits and other actual damages of the Lenders. Without limiting the generality of the foregoing, it is understood and agreed that upon the occurrence of any prepayment event, any Prepayment Premium shall be automatically and immediately due and payable as though any prepaid or repaid portion of the Loans were voluntarily prepaid as of such date and shall constitute part of the Obligations secured by the Collateral. Any Prepayment Premium shall also be automatically and immediately due and payable if the Loans are satisfied or released by foreclosure (whether by power of judicial proceeding or otherwise), deed in lieu of foreclosure or by any other means. EACH OBLIGOR HEREBY EXPRESSLY WAIVES (TO THE FULLEST EXTENT IT MAY LAWFULLY DO SO) THE PROVISIONS OF ANY PRESENT OR FUTURE STATUTE OR OTHER LAW THAT PROHIBITS OR MAY PROHIBIT THE COLLECTION OF THE FOREGOING PREPAYMENT PREMIUM IN CONNECTION WITH ANY SUCH EVENTS. Borrower and the other Obligors expressly agree (to the fullest extent it and they may lawfully do so) that with respect to any Prepayment Premium payable under the terms of this Agreement: (A) such Prepayment Premium is reasonable and is the product of an arm’s length transaction between sophisticated business parties, ably represented by counsel; (B) such Prepayment Premium shall be payable notwithstanding the then-prevailing market rates at the time payment is made; (C) there has been a course of conduct between the Lenders and the Obligors giving specific consideration in this transaction for such agreement to pay such Prepayment Premium; and (D) the Obligors shall be estopped hereafter from claiming differently than as agreed to in this paragraph. The Obligors expressly acknowledge that their agreement to pay such Prepayment Premium as herein described is a material inducement to the Lenders to provide the Commitments and to make the Loans. (b) Mandatory Prepayments. Borrower shall prepay the Loans in amounts as provided below, plus the Prepayment Premium on the principal amount of the Loans being prepaid (calculated in accordance with Section 3.03(a)(ii), it being agreed that the relevant payment date shall be deemed to be the “Redemption Date” for purposes of such calculation), plus any accrued but unpaid interest and fees then due and owing, as follows: (i) In the event of any Casualty Event, an amount equal to 100% of the Net Cash Proceeds received by any Obligor with respect thereto; provided, however, so long as no Default has occurred and is continuing, within one hundred eighty (180) days after receipt of such Net Cash Proceeds, the Obligors may apply the Net Cash Proceeds of any casualty policy up to $1,000,000 with respect to any loss, but not exceeding $2,000,000 in

-33- the aggregate for all losses under all casualty policies during the term of this Agreement, toward the replacement or repair of destroyed or damaged property; provided, further, that any such replaced or repaired property shall be Collateral in which the Administrative Agent for the benefit of the Lenders has been granted a security interest under the Security Documents. (ii) In the event any Obligor incurs Indebtedness other than Indebtedness that is permitted by Section 9.01 hereof, 100% of the Net Cash Proceeds thereof received by such Obligor. For the avoidance of doubt, any partial prepayment made pursuant to this Section 3.03(b)(ii) shall not be deemed to be a consent to any such incurrence of Indebtedness or a cure or waiver of any Event of Default which occurs in connection therewith, it being understood that any such Event of Default may only be waived with the express consent of the Majority Lenders. (iii) In the event any Obligor consummates an Asset Sale other than an Asset Sale that is permitted by Section 9.09 hereof (other than Section 9.09(i)), 100% of the Net Cash Proceeds received by such Obligor in connection with such Asset Sale; provided, however, so long as no Default has occurred and is continuing, within one hundred eighty (180) days after receipt of such Net Cash Proceeds, the Obligors may use such Net Cash Proceeds not exceeding $500,000 in the aggregate for all Asset Sales during the term of this Agreement, to purchase, replace, repair or restore properties or assets used in the Obligors’ businesses; provided, further, that any such purchased, replaced, repaired or restored property shall be Collateral in which the Administrative Agent for the benefit of the Lenders has been granted a security interest under the Security Documents. For the avoidance of doubt, any partial prepayment made pursuant to this Section 3.03(b)(iii) shall not be deemed to be a consent to any Asset Sale or a cure or waiver of any Event of Default which occurs in connection therewith, it being understood that any such Event of Default may only be waived with the express consent of the Majority Lenders. ARTICLE 4 PAYMENTS Section 4.01. Payments. (a) Payments Generally. Each payment of principal, interest and other amounts to be made by the Obligors under this Agreement or any other Loan Document shall be made in Dollars, in immediately available funds, without deduction, set off or counterclaim, to the deposit account of the Administrative Agent specified to Borrower from time to time, not later than 2:00 p.m. (Eastern time) on the date on which such payment shall become due (each such payment made after such time on such due date to be deemed to have been made on the next succeeding Business Day). (b) Application of Payments. Each payment under this Agreement or any other Loan Document shall be applied in the following order of priority, with proceeds being applied to a succeeding level of priority only if amounts owing pursuant to the immediately preceding level of

-34- priority have been paid in full in cash: (i) first, to the payment of any unpaid costs and expenses referred to in Section 13.03(a) then due and owing; (ii) second, in reduction of Borrower’s obligation to pay any unpaid interest and any fees then due and owing including, without limitation, (x) interest payable pursuant to Section 3.02(d) and (y) any Prepayment Premium, if applicable; (iii) third, in reduction of Borrower’s obligation to pay any Claims or Losses referred to in Section 13.03(b) then due and owing; (iv) fourth, to the payment of unpaid principal of the Loans on a pro rata basis; (v) fifth, in reduction of any other Obligation then due and owing; and (vi) sixth, to Borrower or such other Persons as may lawfully be entitled to or directed by Borrower to receive the remainder. Unless otherwise directed by the Majority Lenders, all payments of principal, interest and fees under this Agreement and the other Loan Documents shall be made by the Obligors to the Lenders pro rata in accordance with the Lenders’ respective Proportionate Shares of such payments. (c) Non-Business Days. If the due date of any payment under this Agreement (whether in respect of principal, interest, fees, costs or otherwise) would otherwise fall on a day that is not a Business Day, such date shall be extended to the next succeeding Business Day, and, in the case of any payment accruing interest, interest thereon shall be payable for the period of such extension. Section 4.02. Computations. All computations of interest and fees hereunder shall be computed on the basis of a year of 360 days and actual days elapsed during the period for which payable. Section 4.03. Notices. Each notice of optional prepayment shall be effective only if received by the Lenders not later than 2:00 p.m. (Eastern time) on the date three (3) Business Days prior to the date of prepayment. Each notice of optional prepayment shall specify the amount to be prepaid and the date of prepayment. Section 4.04. Set-Off. (a) Set-Off Generally. Upon the occurrence and during the continuance of any Event of Default, the Administrative Agent, the Lenders and each of their respective Affiliates are hereby authorized at any time and from time to time, to the fullest extent permitted by Law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by the Lenders or such Affiliates to or for the credit or the account of any Obligor against any and all of the Obligations, whether or not the Lenders shall have made any demand and although such Obligations may be unmatured. Any Person

-35- exercising rights of set-off hereunder agrees to promptly notify Borrower after any such set-off and application, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Lenders and their respective Affiliates under this Section 4.04 are in addition to other rights and remedies (including other rights of set-off) that the Lenders and their respective Affiliates may have. (b) Exercise of Rights Not Required. Nothing contained herein shall require the Administrative Agent, the Lenders or any of their respective Affiliates to exercise any such right or shall affect the right of such Persons to exercise, and retain the benefits of exercising, any such right with respect to any other indebtedness or obligation of any Obligor. ARTICLE 5 YIELD PROTECTION Section 5.01. Additional Costs. (a) Change in Requirements of Law Generally. If, on or after the date hereof, the adoption of any Requirement of Law, or any change in any Requirement of Law, or any change in the interpretation or administration thereof by any court or other Governmental Authority charged with the interpretation or administration thereof, or compliance by any Lender (or its lending office) with any request or directive (whether or not having the force of law) of any such Governmental Authority, shall impose, modify or deem applicable any reserve (including any such requirement imposed by the Board of Governors of the Federal Reserve System), special deposit, contribution, insurance assessment or similar requirement, in each case that becomes effective after the date hereof, against assets of, deposits with or for the account of, or credit extended by, a Lender (or its lending office) or shall impose on a Lender (or its lending office) any other condition affecting the Loans or the Commitment, not as a result of any action or inaction on the part of such Lender, and the result of any of the foregoing is to increase the cost to any Lender of making or maintaining its portion of the Loans, or to reduce the amount of any sum received or receivable by any Lender under this Agreement or any other Loan Document, by an amount reasonably deemed by such Lender in good faith to be material (other than (i) Indemnified Taxes, (ii) Taxes described in clauses (b) through (d) of the definition of “Excluded Taxes” and (iii) Connection Income Taxes), then Borrower shall, without duplication, pay to such Lender on demand therefor such additional amount or amounts as will compensate such Lender for such increased cost or reduction. Notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (y) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to constitute a change in Requirements of Law for all purposes of this Section 5.01, regardless of the date enacted, adopted or issued. (b) Change in Capital Requirements. If a Lender shall have determined that, on or after the date hereof, the adoption of any Requirement of Law regarding capital adequacy, or any

-36- change therein, or any change in the interpretation or administration thereof by any Governmental Authority charged with the interpretation or administration thereof, or any request or directive regarding capital adequacy (whether or not having the force of law) of any such Governmental Authority, in each case that becomes effective after the date hereof, has or would have the effect of reducing the rate of return on capital of a Lender (or its parent) as a consequence of a Lender’s obligations hereunder or the Loans to a level below that which a Lender (or its parent) could have achieved but for such adoption, change, request or directive by an amount reasonably deemed by it to be material, then Borrower shall pay to such Lender on demand therefor such additional amount or amounts as will compensate such Lender (or its parent) for such reduction. (c) Notification by Lender. The Lenders will promptly notify Borrower of any event of which it has knowledge, occurring after the date hereof, which will entitle a Lender to compensation pursuant to this Section 5.01. Before giving any such notice pursuant to this Section 5.01(c) such Lender shall designate a different lending office if such designation (x) will, in the reasonable judgment of such Lender, avoid the need for, or reduce the amount of, such compensation and (y) will not, in the reasonable judgment of such Lender, be materially disadvantageous to such Lender. A certificate of the Lender claiming compensation under this Section 5.01, setting forth the amount or amounts to be paid to it hereunder, shall be conclusive and binding on Borrower in the absence of manifest error. Section 5.02. Illegality. Notwithstanding any other provision of this Agreement, in the event that on or after the date hereof the adoption of or any change in any Requirement of Law or in the interpretation or application thereof by any competent Governmental Authority shall make it unlawful for a Lender or its lending office to make or maintain the Loans (and, in the opinion of such Lender, the designation of a different lending office would either not avoid such unlawfulness or would be disadvantageous to such Lender), then such Lender shall promptly notify Borrower thereof following which (a) the Lender’s Commitment shall be suspended until such time as such Lender may again make and maintain the Loans hereunder and (b) if such Requirement of Law shall so mandate, the Loans shall be prepaid by Borrower on or before such date as shall be mandated by such Requirement of Law in an amount equal to the Redemption Price applicable on the date of such prepayment in accordance with Section 3.03(a); provided that no Prepayment Premium pursuant to Section 3.03(a)(ii) shall be due with respect thereto. Section 5.03. Taxes. (a) Payments Free of Taxes. Any and all payments by or on account of any Obligation shall be made without deduction or withholding for any Taxes, except as required by applicable Law. If any applicable Law (as determined in the good faith discretion of the Administrative Agent) requires the deduction or withholding of any Tax from any such payment by an Obligor, then such Obligor shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with applicable Law and, if such Tax is an Indemnified Tax, then the sum payable by such Obligor shall be increased as necessary so that after such deduction or withholding for Indemnified Taxes has been made (including such deductions and withholdings for Indemnified Taxes applicable to additional sums payable under this Section 5.03) the applicable Recipient receives an amount equal to the sum it would have received had no such deduction or withholding for Indemnified

-37- Taxes been made. For purposes of this Section, the term “applicable Law” includes FATCA. (b) Payment of Other Taxes by Borrower. Borrower shall timely pay to the relevant Governmental Authority in accordance with applicable Law, or at the option of the Administrative Agent, timely reimburse it for, Other Taxes. (c) Evidence of Payments. As soon as practicable after any payment of Taxes by Borrower to a Governmental Authority, as a withholding Tax pursuant to this Section 5.03, Borrower shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, or a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent. (d) Indemnification. Borrower shall reimburse and indemnify each Recipient, within ten (10) days after demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section 5.03) payable or paid by such Recipient or required to be withheld or deducted from a payment to such Recipient and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to Borrower by a Lender (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error. (e) Indemnification by the Lender. Each Lender shall severally indemnify the Administrative Agent, within ten (10) days after demand therefor, for (i) any Indemnified Taxes attributable to such Lender (but only to the extent that Borrower has not already indemnified the Administrative Agent for such Indemnified Taxes and without limiting the obligation of Borrower to do so), and (ii) any Taxes attributable to such Lender, in each case, that are payable or paid by the Administrative Agent in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under any Loan Document or otherwise payable by the Administrative Agent to such Lender from any other source against any amount due to the Administrative Agent under this paragraph (e). (f) Status of Lenders. (i) Any Lender that is entitled to an exemption from, or reduction of withholding Tax with respect to payments made under any Loan Document shall deliver to Borrower and the Administrative Agent at the time or times reasonably requested by Borrower or the Administrative Agent such properly completed and executed documentation reasonably requested by Borrower or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if reasonably requested by Borrower or the Administrative Agent, shall deliver such other documentation prescribed by applicable Law or as reasonably requested by Borrower or the Administrative Agent as will enable Borrower or the Administrative Agent to determine whether or not such Lender is

-38- subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Section 5.03(f)(ii)(A), (B) or (D)) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender. (ii) Without limiting the generality of the foregoing: (A) any Lender that is a U.S. Person shall deliver to Borrower and the Administrative Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of Borrower or the Administrative Agent), duly completed, valid, executed copies of IRS Form W-9 (or successor form) certifying that such Lender is exempt from U.S. Federal backup withholding Tax; (B) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to Borrower and the Administrative Agent (in such number of copies as shall be requested by the Recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of Borrower or the Administrative Agent), whichever of the following is applicable: (1) in the case of a Foreign Lender claiming the benefits of an income Tax treaty to which the United States is a party (x) with respect to payments of interest under any Loan Document, duly completed, valid executed copies of IRS Form W-8BEN (or successor form) or IRS Form W-8BEN-E (or successor form) establishing an exemption from, or reduction of, U.S. Federal withholding Tax pursuant to the “interest” article of such Tax treaty and (y) with respect to any other applicable payments under any Loan Document, duly completed, valid, executed originals of IRS Form W-8BEN (or successor form) or IRS Form W-8BEN-E (or successor form) establishing an exemption from, or reduction of, U.S. Federal withholding Tax pursuant to the “business profits” or “other income” article of such Tax treaty; (2) duly completed, valid, executed copies of IRS Form W-8ECI (or successor form); (3) in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate substantially in the form of Exhibit D to the effect that such Foreign Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10 percent shareholder” of Borrower within the meaning of Section 881(c)(3)(B) of the Code, or a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code (a “U.S. Tax Compliance Certificate”) and (y) executed copies of IRS Form W-8BEN (or successor form) or IRS Form W-8BEN-E (or successor form); or

-39- (4) to the extent a Foreign Lender is not the beneficial owner, duly completed, valid, executed copies of IRS Form W-8IMY (or successor form), accompanied by IRS Form W-8ECI (or successor form), IRS Form W-8BEN (or successor form), IRS Form W-8BEN-E (or successor form), a U.S. Tax Compliance Certificate, IRS Form W-9 (or successor form), and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate on behalf of each such direct and indirect partner; (C) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to Borrower and the Administrative Agent (in such number of copies as shall be requested by the Recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of Borrower or the Administrative Agent), executed copies of any other form prescribed by applicable Law as a basis for claiming exemption from or a reduction in U.S. Federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable Law to permit Borrower or the Administrative Agent to determine the withholding or deduction required to be made; and (D) if a payment made to a Lender under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to Borrower and the Administrative Agent at the time or times prescribed by Law and at such time or times reasonably requested by Borrower or the Administrative Agent such documentation prescribed by applicable Law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by Borrower or the Administrative Agent as may be necessary for Borrower or the Administrative Agent to comply with its obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount, if any, to deduct and withhold from such payment. Solely for purposes of this clause (D), “FATCA” shall include any amendments made to FATCA after the date of this Agreement. Each Recipient agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall promptly update such form or certification or promptly notify Borrower and the Administrative Agent in writing of its legal inability to do so. (g) Treatment of Certain Refunds. If any party to this Agreement determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Section 5.03 (including by the payment of additional amounts pursuant to this Section 5.03), it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under this Section with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) of such

-40- indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Such indemnifying party, upon the written request of such indemnified party, shall repay to such indemnified party the amount paid over pursuant to this paragraph (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that such indemnified party is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this Section 5.03(g), in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this Section 5.03(g) the payment of which would place the indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts giving rise to such refund had never been paid. This Section 5.03(g) shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person. (h) Mitigation Obligations. If Borrower is required to pay any Indemnified Taxes or additional amounts to any Lender or to any Governmental Authority for the account of any Lender pursuant to Section 5.01 or this Section 5.03, then such Lender shall (at the request of Borrower) use commercially reasonable efforts to designate a different lending office for funding or booking its Loans hereunder or to assign and delegate its rights and obligations hereunder to another of its offices, branches or Affiliates if, in the sole reasonable judgment of such Lender, such designation or assignment and delegation would (i) eliminate or reduce amounts payable pursuant to Section 5.01 or this Section 5.03, as the case may be, in the future, (ii) not subject such Lender to any unreimbursed cost or expense and (iii) not otherwise be disadvantageous to such Lender. (i) Survival. Each party’s obligations under this Article 5 shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all Obligations under any Loan Document. Section 5.04. Delay in Requests. Failure or delay on the part of any Lender to demand compensation pursuant to this Article 5 shall not constitute a waiver of such Lender’s right to demand such compensation; provided that Borrower shall not be required to compensate a Lender pursuant to this Article for any increased costs incurred or reductions suffered more than six (6) months prior to the date that such Lender notifies Borrower of the change in Law giving rise to such increased costs or reductions, and of such Lender’s intention to claim compensation therefor (except that, if the change in Law giving rise to such increased costs or reductions is retroactive, then the six (6) month period referred to above shall be extended to include the period of retroactive effect thereof). ARTICLE 6 CONDITIONS PRECEDENT Section 6.01. Conditions to Tranche A Loan; Closing Date. The obligation of each Lender to make the Tranche A Loan on the Closing Date shall not become effective until the following

-41- conditions precedent shall have been reasonably satisfied or waived in writing by the Administrative Agent (which satisfaction or waiver may be made simultaneously with the making of the Tranche A Loan hereunder): (a) Organization and Capitalization. The organizational structure and pro-forma capitalization of the Obligors, after giving effect to the Transactions, as set forth on Schedule 7.19 shall be satisfactory to the Administrative Agent. (b) Terms of Material Agreements. The Administrative Agent shall be satisfied in its sole discretion with the terms and conditions of all of the Obligors’ Material Agreements. (c) No Law Restraining Transactions. No applicable Law or regulation shall restrain, prevent or, in the reasonable judgment of the Administrative Agent, impose materially adverse conditions upon the Transactions. (d) Lien Searches. The Administrative Agent shall be satisfied with Lien searches regarding the Obligors made prior to the Closing Date. (e) Documentary Deliveries. The Administrative Agent shall have received the following documents, each of which shall be in form and substance satisfactory to the Administrative Agent: (i) Agreement. This Agreement duly executed and delivered by Borrower and each of the other parties hereto. (ii) Security Documents. (A) The Security Documents, including, without limitation, the Security Agreement, each Short-Form IP Security Agreement and financing statements, each in form and substance satisfactory to the Administrative Agent and duly executed and delivered by each of the Obligors and the other parties thereto. (B) The Collateral Questionnaire, duly executed and delivered by a Responsible Officer of Borrower, substantially in the form of Exhibit I hereto and otherwise in form and substance satisfactory to the Administrative Agent. (C) Without limitation, all other documents and instruments reasonably required to perfect the Administrative Agent’s Lien on, and security interest in, the Collateral required to be delivered on or prior to the Closing Date shall have been duly executed and delivered and be in proper form for filing, and shall create in favor of the Administrative Agent, a perfected Lien on, and security interest in, the Collateral, subject to no Liens other than Permitted Liens.

-42- (iii) Note. Any Notes requested in accordance with Section 2.04. (iv) Approvals. Borrower shall certify to the Administrative Agent that all material licenses, consents, authorizations and approvals of, and notices to and filings and registrations with, any Governmental Authority (including all foreign exchange approvals) in connection with the Transactions have been made or obtained, and all material third-party consents and approvals, necessary in connection with the execution, delivery and performance by the Obligors of the Loan Documents and the Transactions have been obtained. (v) Organizational Documents. (A) Certified copies of the Organizational Documents of each Obligor and of resolutions of the Board (or similar governing body) of each Obligor approving and authorizing the execution, delivery and performance of this Agreement and each of the other Loan Documents to which it is a party, certified as of the Closing Date by a Responsible Officer of such Obligor as being in full force and effect without modification or amendment; (B) a good standing certificate and/or compliance certificate from the applicable Governmental Authority of each Obligor’s (x) jurisdiction of incorporation and (y) jurisdiction(s) in which it is qualified as a foreign corporation or other entity to do business (except where failure to be in good standing would not, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect), each dated a recent date prior to the Closing Date; and (C) such other documents as the Administrative Agent may reasonably request. (vi) Incumbency Certificate. A certificate of each Obligor as to the authority, incumbency and specimen signatures of the persons who have executed the Loan Documents and any other documents in connection herewith on behalf of the Obligors. (vii) Opinion of Counsel. A favorable opinion, dated as of the Closing Date, of Wiggin and Dana LLP, counsel to each Obligor in form reasonably acceptable to the Administrative Agent and its counsel. (viii) Evidence of Insurance. Certificates from Borrower’s insurance broker or other evidence satisfactory to the Administrative Agent that all insurance required to be maintained pursuant to Section 8.05 is in full force and effect. (ix) Borrowing Notice. The Administrative Agent shall have received a Borrowing Notice in accordance with Section 2.01(a)(ii) duly executed and delivered by a Responsible Officer of Borrower, in form and substance satisfactory to the Administrative Agent. (f) Due Diligence. The Administrative Agent shall have received and be satisfied with all due diligence regarding the Obligors (including without limitation historical financial statements, Projections, technical, operational, legal, intellectual property, commercial market forecasts, clinical and regulatory assessments, supply chain,

-43- securities, labor, Tax, litigation, environmental, reimbursement and regulatory authority matters) in its sole discretion. (g) Indebtedness. As of the Closing Date, after giving effect to the Transactions, no Obligor shall have Indebtedness other than the Obligations and any Indebtedness specified on Schedule 7.13A. All amounts due or outstanding in respect of any Indebtedness other than the Obligations and any Indebtedness specified on Schedule 7.13A shall have been repaid in full, all commitments (if any) in respect thereof terminated, all guarantees (if any) thereof discharged and released and all security therefor (if any) released, together with all fees and other amounts owing thereon, or documentation in form and substance satisfactory to the Administrative Agent to effect such release upon such repayment and termination shall have been delivered to the Administrative Agent. (h) Closing Fees, Expenses, Etc. The Lenders and their Affiliates shall have received for their own account, the Closing Fee and all fees, costs and expenses due (including applicable attorney costs and the reasonable and documented out-of-pocket fees and expenses of any other advisors to the Lenders) and payable pursuant to Section 13.03, after deducting therefrom the Expense Deposit. (i) Warrant Certificate. The Administrative Agent shall have received the executed Warrant Certificate, dated as of the Closing Date. (j) Representations and Warranties. The representations and warranties of the Obligors contained in Article 7 or any other Loan Document shall be true and correct in all material respects on and as of the Closing Date; provided that to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects as of such earlier date; provided further that any representation and warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects. (k) No Default. No Default shall exist, or would result from such proposed Borrowing or from the application of the proceeds therefrom. (l) Miscellaneous. The Administrative Agent and each Lender shall have received such other opinions, instruments, certificates and documents as the Administrative Agent or such Lender shall have reasonably requested with prior notice to Borrower. (m) Equity Raise. Borrower shall have completed the Series D preferred equity raise on terms and provisions reasonably satisfactory to the Administrative Agent, which results in minimum gross cash proceeds to Borrower of at least $75,000,000. Section 6.02. Conditions to Tranche B Loan; Tranche B Loan Borrowing Date. The obligation of each Lender to make the Tranche B Loan on the Tranche B Loan Borrowing Date shall not become effective until the following conditions precedent shall have been satisfied or

-44- waived in writing by the Administrative Agent (which satisfaction or waiver may be made simultaneously with the making of the Tranche B Loan hereunder): (a) Borrowing Notice. The Administrative Agent shall have received a Borrowing Notice in accordance with Section 2.01(b)(ii) requesting the Borrowing of the Tranche B Loan duly executed by a Responsible Officer of Borrower and Borrower’s updated Schedules to this Agreement (if any), in form and substance satisfactory to the Administrative Agent. (b) Representations and Warranties. The representations and warranties of the Obligors contained in Article 7 or any other Loan Document shall be true and correct in all material respects on and as of the Tranche B Loan Borrowing Date; provided that to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects as of such earlier date; provided further that any representation and warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects. (c) No Default. No Default shall exist, or would result from such proposed Borrowing or from the application of the proceeds therefrom. Section 6.03. Conditions to Tranche C Loan; Tranche C Loan Borrowing Date. The obligation of each Lender to make the Tranche C Loan on the Tranche C Loan Borrowing Date shall not become effective until the following conditions precedent shall have been satisfied or waived in writing by the Administrative Agent (which satisfaction or waiver may be made simultaneously with the making of the Tranche C Loan hereunder): (a) Borrowing Notice. The Administrative Agent shall have received a Borrowing Notice in accordance with Section 2.01(c)(ii) requesting the Borrowing of the Tranche C Loan duly executed by a Responsible Officer of Borrower and Borrower’s updated Schedules to this Agreement (if any), in form and substance satisfactory to the Administrative Agent. (b) Representations and Warranties. The representations and warranties of the Obligors contained in Article 7 or any other Loan Document shall be true and correct in all material respects on and as of the Tranche C Loan Borrowing Date; provided that to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects as of such earlier date; provided further that any representation and warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects. (c) No Default. No Default shall exist, or would result from such proposed Borrowing or from the application of the proceeds therefrom. (d) Expenses, Etc. The Lenders and their Affiliates shall have received for their

-45- own account, all fees, costs and expenses due (including applicable attorney costs and the reasonable and documented out-of-pocket fees and expenses of any other advisors to the Lenders) and payable pursuant to Section 13.03. Section 6.04. Conditions to Tranche D Loan; Tranche D Loan Borrowing Date. The obligation of each Lender to make the Tranche D Loan on the Tranche D Loan Borrowing Date shall not become effective until the following conditions precedent shall have been satisfied or waived in writing by the Administrative Agent (which satisfaction or waiver may be made simultaneously with the making of the Tranche D Loan hereunder): (a) Borrowing Notice. The Administrative Agent shall have received a Borrowing Notice in accordance with Section 2.01(d)(ii) requesting the Borrowing of the Tranche D Loan duly executed by a Responsible Officer of Borrower and Borrower’s updated Schedules to this Agreement (if any), in form and substance satisfactory to the Administrative Agent. (b) Representations and Warranties. The representations and warranties of the Obligors contained in Article 7 or any other Loan Document shall be true and correct in all material respects on and as of the Tranche D Loan Borrowing Date; provided that to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects as of such earlier date; provided further that any representation and warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects. (c) No Default. No Default shall exist, or would result from such proposed Borrowing or from the application of the proceeds therefrom. (d) Officer’s Certificate. A certificate, dated as of the Tranche CD Borrowing Date and signed by a Responsible Officer of Borrower, confirming compliance with the conditions set forth in this Section 6.036.04. (e) Milestone. The Administrative Agent shall have received evidence satisfactory to the Administrative Agent that Borrower has received Total Revenue of at least $20,000,000 for the twelve (12) month period most recently endedis in pro-forma compliance with the revenue covenant in Section 8.15(b) for the fiscal quarter ending March 31, 2022. (f) Expenses, Etc. The Lenders and their Affiliates shall have received for their own account, all fees, costs and expenses due (including applicable attorney costs and the reasonable and documented out-of-pocket fees and expenses of any other advisors to the Lenders) and payable pursuant to Section 13.03. The borrowing of the Loans shall constitute a certification by Borrower to the effect that the conditions set forth in Section 6.01, Section 6.02, Section 6.03 and Section 6.036.04, as applicable, have been fulfilled as of the Closing Date, the Tranche B Loan Borrowing Date, the Tranche C

-46- Loan Borrowing Date or the Tranche CD Loan Borrowing Date, or waived by the Administrative Agent on behalf of the Lenders, as applicable. ARTICLE 7 REPRESENTATIONS AND WARRANTIES In order to induce the Lenders to enter into this Agreement and to extend the Loans hereunder, each Obligor represents and warrants to the Administrative Agent and the Lenders, on the Closing Date, on the Tranche B Loan Borrowing Date, on the Tranche C Loan Borrowing Date and on the Tranche CD Loan Borrowing Date, as applicable, that the following statements are true and correct: Section 7.01. Power and Authority. Each Obligor and each of its Subsidiaries (a) is duly organized, validly existing and in good standing under the Laws of its jurisdiction of organization, (b) has all requisite corporate (or equivalent) power, and has all material governmental licenses, authorizations, consents and approvals necessary to own its assets and carry on its business as now being or as proposed to be conducted except to the extent that failure to have the same would not reasonably be expected to have a Material Adverse Effect, (c) is qualified to do business and is in good standing in all jurisdictions in which the nature of the business conducted by it makes such qualification necessary except where failure to so qualify would not (either individually or in the aggregate) reasonably be expected to have a Material Adverse Effect, and (d) has full power, authority and legal right to make and perform each of the Loan Documents and, in the case of Borrower, to borrow the Loans hereunder. Section 7.02. Authorization; Enforceability. The Transactions are within each Obligor’s corporate (or equivalent) powers and have been duly authorized by all necessary corporate (or equivalent) action and, if required, by all necessary shareholder or other equity holder action. The Loan Documents have been duly executed and delivered by each Obligor party thereto and constitutes, and each of the other Loan Documents to which it is a party when executed and delivered by such Obligor will constitute, a legal, valid and binding obligation of such Obligor, enforceable against each Obligor in accordance with its terms, except as such enforceability may be limited by (a) bankruptcy, insolvency, reorganization, moratorium or similar Laws of general applicability affecting the enforcement of creditors’ rights and (b) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). Section 7.03. Governmental and Other Approvals; No Conflicts. The Transactions (a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority or any other Person, except for (i) such as have been obtained or made and are in full force and effect, (ii) filings and recordings in respect of perfecting or recording the Liens created pursuant to the Security Documents and (iii) those consents listed on Schedule 7.03, (b) will not violate any Requirement of Law or the Organizational Documents of any Obligor or any order of any Governmental Authority, other than any such violations that, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect, (c) will not violate or result in a default under any Material Agreement, or give rise to a right thereunder to

-47- require any payment to be made by any such Person, and (d) will not result in the creation or imposition of any Lien (other than Permitted Liens) on any asset of any Obligor or any of its Subsidiaries. Section 7.04. Financial Statements; Projections; Material Adverse Change. (a) Financial Statements. Borrower has heretofore furnished to the Administrative Agent certain financial statements as provided for in Section 8.01. Such financial statements present fairly, in all material respects, the financial position and results of operations and cash flows of the Obligors as of such dates and for such periods substantially in accordance with GAAP, subject to quarterly or year-end adjustments and the absence of footnotes. No Obligor has any material contingent liabilities or liabilities for taxes, long-term lease or unusual forward or long-term commitments not disclosed in the aforementioned financial statements. (b) Projections. On and as of the Closing Date, the projections of the Obligors (collectively, the “Projections”) are based on good faith estimates and assumptions made by the management of Borrower; provided, the Projections are not to be viewed as facts and that actual results during the period or periods covered by the Projections may differ from such Projections and that the differences may be material; provided, further, as of the Closing Date, the management of Borrower believes that the Projections are reasonable and attainable. (c) No Material Adverse Change. Since December 31, 2019, no event, circumstance or change has occurred that has caused or evidences, either in individually or in the aggregate, a Material Adverse Change. Section 7.05. Properties. (a) Property Generally. Each Obligor has good and marketable fee simple title to, or valid leasehold or license interests in, all its real and personal Property material to its business, subject only to Permitted Liens and except as would not reasonably be expected to interfere with its ability to conduct its business as currently conducted or to utilize such properties for their intended purposes. (b) Intellectual Property. (i) Schedule 7.05(b) lists, with respect to each Obligor, all United States and foreign registrations of and applications for Patents, Trademarks, Copyrights, and industrial designs that are Obligor Intellectual Property, including the applicable jurisdiction, registration or application number and date, as applicable thereto, a designation as to whether it is Material Intellectual Property, and a designation as to whether it is licensed or owned by Obligor. (ii) Each Obligor (A) owns or possesses all legal and beneficial rights, title and interest in and to Material Intellectual Property designated on Schedule 7.05(b) as being owned by such Obligor and (B) has the right to use the Material Intellectual Property licensed to such Obligor, in each case free and clear of any Liens or Claims of any kind, other than Permitted Liens. (iii) To Obligors’ knowledge, the Material Intellectual Property does not violate any license or infringe any valid and enforceable Intellectual Property right of another.

-48- (iv) Other than with respect to the Material Agreements, or as permitted by this Agreement, the Obligors have not assigned or otherwise transferred ownership of, or agreed to assign or otherwise transfer ownership of, any Material Intellectual Property, in whole or in part, to any Person who is not an Obligor. (v) Other than as set forth on Schedule 7.05(b), the Obligors have not received any written communications, nor is there any pending or, to each Obligor’s knowledge, threatened action in writing, suit, proceeding or claim in writing by another, alleging that any of the Obligors has violated, infringed, diluted or misappropriated any Intellectual Property of another. (vi) There is no pending or, to any Obligor’s knowledge, threatened action in writing, suit, proceeding or claim in writing by another: (a) challenging an Obligor’s rights in or to any Material Intellectual Property owned by such Obligor; or (b) challenging the validity, enforceability or scope of any Material Intellectual Property owned by an Obligor. (vii) Each Obligor has taken commercially reasonable precautions to protect the secrecy, confidentiality and value of the Material Intellectual Property (including without limitation, by requiring that all relevant current and former employees, contractors and consultants of the Obligors execute written confidentiality and invention assignment Contracts). (viii) Each Obligor has complied with the material terms of each Material Agreement pursuant to which Intellectual Property has been licensed to the Obligors (which material terms shall include, but not be limited to, pricing and duration of the agreement). (ix) All maintenance fees, annuities, and the like due or payable on the Patents within Material Intellectual Property have been timely paid or the failure to so pay was the result of an intentional decision by the applicable Obligor, which would not reasonably be expected to result in a Material Adverse Change. All documents and instruments necessary to register or apply for or renew registration of all Patents, Trademarks and Copyrights within the Material Intellectual Property have been validly executed, delivered and filed in a timely manner with the United States Patent and Trademark Office or the United States Copyright Office, as applicable. (x) To each Obligor’s knowledge, there are no material defects in any of the Patents within Material Intellectual Property and no such Patents within Material Intellectual Property have ever been finally adjudicated to be invalid, unpatentable or unenforceable for any reason in any administrative, arbitration, judicial or other proceeding. (xi) To each Obligor’s knowledge, no Obligor has received any written notice asserting that the Patents within the Material Intellectual Property are invalid, unpatentable or unenforceable and, to each Obligor’s knowledge, no Obligor has engaged in any conduct, or omitted to perform any necessary act, the result of which would invalidate or render unpatentable or unenforceable any such Patent within the Material Intellectual Property. (xii) Each employee and consultant has signed a written agreement assigning to the applicable Obligor all intellectual property rights that are related to such Obligor’s business as now conducted and as presently proposed to be conducted and confidentiality provisions protecting

-49- trade secrets and confidentiality information of the Obligors. (xiii) To the knowledge of each Obligor, no third party is infringing upon or misappropriating, or violating any material license or agreement with such Obligor relating to any Material Intellectual Property. Section 7.06. No Actions or Proceedings. (a) Litigation. There is no litigation, investigation or enforcement proceeding pending or threatened in writing with respect to any Obligor by or before any Governmental Authority or arbitrator (i) that either individually or in the aggregate would reasonably be expected to have a Material Adverse Effect or (ii) that involves this Agreement or the Transactions. (b) Environmental Matters. The operations and the real Property of the Obligors comply with all applicable Environmental Laws, except to the extent the failure to so comply, either individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect. To each Obligor’s knowledge, there have been no conditions, occurrences or release of Hazardous Materials which would reasonably be expected to have a Material Adverse Effect. (c) Labor Matters. No Obligor has engaged in unfair labor practices and there are no pending or, to any Obligor’s knowledge, threatened in writing labor actions, disputes, grievance or arbitration proceedings involving the employees of any Obligor, in each case that would reasonably be expected to have a Material Adverse Effect. There is no material strike or work stoppage in existence or threatened in writing against any Obligor. Section 7.07. Compliance with Laws and Agreements. Each Obligor is in compliance with all Requirements of Law (including CLIA and Environmental Laws) and all Contracts binding upon it or its Property, except (other than with respect to Material Intellectual Property) where the failure to do so, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect. Section 7.08. Taxes. Each Obligor has timely filed or caused to be filed all federal income and other material Tax returns and reports required to have been filed and has paid or caused to be paid all federal income and other material Taxes required to have been paid by it, except Taxes that are being contested in good faith by appropriate proceedings and for which such Obligor has set aside on its books adequate reserves with respect thereto substantially in accordance with GAAP. Section 7.09. Full Disclosure. Borrower has disclosed to the Lenders all Material Agreements to which any Obligor is party, and all other matters to its knowledge, that, individually or in the aggregate, would reasonably be expected to result in a Material Adverse Effect. None of the reports, financial statements, certificates or other information furnished by or on behalf of the Obligors to the Lenders in connection with the negotiation of this Agreement and the other Loan Documents or delivered hereunder or thereunder (as modified or supplemented by other information so furnished) contains any material misstatement of material fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that, with respect to projected financial

-50- information, Borrower represents only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time. Section 7.10. Regulation. (a) Investment Company Act. No Obligor is an “investment company” as defined in, or subject to regulation under, the Investment Company Act of 1940. (b) Margin Stock. No Obligor is engaged principally, or as one of its important activities, in the business of extending credit for the purpose, whether immediate, incidental or ultimate, of buying or carrying Margin Stock, and no part of the proceeds of the Loans will be used to buy or carry any Margin Stock in violation of Regulation T, U or X. Section 7.11. Solvency. The Obligors, on a consolidated basis, are and, immediately after giving effect to the Borrowings, the use of proceeds thereof, and the consummation of the Transactions, will be, Solvent. Section 7.12. Subsidiaries. Except as set forth on Schedule 7.12 (as such Schedule may be updated by Borrower from time to time), Borrower has no direct or indirect Subsidiaries. Section 7.13. Indebtedness and Liens. Set forth on Schedule 7.13A is a complete and correct list of all Permitted Indebtedness of each Obligor described in Section 9.01(b) as of the date hereof. Set forth on Schedule 7.13B is a complete and correct list of all Permitted Liens described in Section 9.02(b) granted by an Obligor with respect to its respective Property and outstanding as of the date hereof. Section 7.14. Material Agreements. Set forth on Schedule 7.14 (as such Schedule may be updated by Borrower from time to time) is a complete and correct list of (i) each Material Agreement and (ii) each Contract creating or evidencing any Material Indebtedness, together with a summary reference to the product or purpose of each such Material Agreement and such Contract, to which an Obligor is a party. Accurate and complete copies of each such Contract listed on such schedule have been made available to the Lenders. No Obligor is in default in any material respect under any such Material Agreement or such Contract creating or evidencing any Material Indebtedness listed on such schedule, and no Obligor has knowledge of any default in any material respect by any counterparty to such Material Agreement or such Contract. Except as otherwise disclosed on Schedule 7.14 (as such Schedule may be updated by Borrower from time to time), all material vendor purchase agreements and provider Contracts of the Obligors, and all Material Agreements including a grant of rights under any Intellectual Property to an Obligor, are in full force and effect without material modification from the form in which the same were disclosed to the Lenders. Section 7.15. Restrictive Agreements. None of the Obligors is party to any Restrictive Agreement, except (i) those listed on Schedule 7.15 or otherwise permitted under Section 9.11, (ii) restrictions and conditions imposed by Law or by the Loan Documents, (iii) any stockholder agreement or investor rights agreement, charter, by laws or other organizational documents of an Obligor and (iv) limitations associated with Permitted Liens.

-51- Section 7.16. Real Property. No Obligor or any of its Subsidiaries owns or leases (as tenant thereof) any real Property on the date hereof, except as described on Schedule 7.16. Section 7.17. Pension and Other Plans. Schedule 7.17 sets forth, as of the date hereof, a complete and correct list of, and that separately identifies, (a) all Title IV Plans, (b) all Multiemployer Plans and (c) all material Benefit Plans. Each Benefit Plan, and each trust thereunder, intended to qualify for Tax exempt status under Section 401 or 501 of the Code or other Requirements of Law so qualifies. Except for those that would not, in the aggregate, have a Material Adverse Effect, (x) each Benefit Plan is in compliance with applicable provisions of ERISA, the Code and other Requirements of Law, (y) there are no existing or pending (or to the knowledge of any Obligor or Subsidiary thereof, threatened) claims (other than routine claims for benefits in the normal course), sanctions, actions, lawsuits or other proceedings or investigation involving any Benefit Plan to which any Obligor or Subsidiary thereof incurs or otherwise has or would have an obligation or any liability or Claim and (z) no ERISA Event is reasonably expected to occur. Borrower and each of its ERISA Affiliates has met all applicable requirements under the ERISA Funding Rules with respect to each Title IV Plan, and no waiver of the minimum funding standards under the ERISA Funding Rules has been applied for or obtained. As of the most recent valuation date for any Title IV Plan, the funding target attainment percentage (as defined in Section 430(d)(2) of the Code) is at least 60%, and neither Borrower nor any of its ERISA Affiliates knows of any facts or circumstances that would reasonably be expected to cause the funding target attainment percentage to fall below 60% as of the most recent valuation date. As of the date hereof, no ERISA Event has occurred in connection with which obligations and liabilities (contingent or otherwise) remain outstanding. No ERISA Affiliate would have any Withdrawal Liability as a result of a complete withdrawal from any Multiemployer Plan on the date this representation is made. Section 7.18. Collateral; Security Interest. Each Security Document is effective to create in favor of the Administrative Agent for the benefit of the Lenders a legal, valid and enforceable security interest in the Collateral subject thereto and each such security interest is perfected to the extent required by (and has the priority required by) the applicable Security Document, subject to Permitted Liens. The Security Documents collectively are effective to create in favor of the Administrative Agent for the benefit of the Lenders a legal, valid and enforceable security interest in the Collateral, which upon the filing of financing statements and other similar statements filed in the appropriate offices, such security interests are perfected security interests (subject only to Permitted Liens) to the extent that such perfection may be obtained by such filing. Section 7.19. Capitalization. All of the issued and outstanding securities of each Obligor have been duly authorized, are validly issued, fully paid, and non-assessable. As of the Closing Date and except as set forth on Schedule 7.19, there are no outstanding or authorized options, warrants, purchase rights, subscription rights, conversion rights, exchange rights, or other contracts or commitments that could require the Obligors to issue, sell, or otherwise cause to become outstanding any of their ownership interests. There are no outstanding or authorized stock appreciation, phantom stock, profit participation, or similar rights with respect to the Obligors. None of the Equity Interests in any Obligor has been mortgaged, assigned or pledged in favor of any Person, other than pursuant to the Security Agreement.

-52- Section 7.20. Insurance. Each Obligor has obtained (and is maintaining), insurance for its assets (including the Collateral) and business as required under the Loan Documents. Section 7.21. Certain Fees. Except as described on Schedule 7.21, no broker’s or finder’s fee will be payable in connection with the execution and delivery of this Agreement. Section 7.22. Sanctions Laws. Obligors and, to the knowledge of the Obligors, any director, officer or employee of an Obligor acting on behalf of the Obligors, are in compliance with the Sanctions Laws. Section 7.23. Anti-Corruption Laws. No Obligor nor any of its Subsidiaries has, nor, to the knowledge of any Responsible Officer of any Obligor, has any director, officer, agent or employee of any Obligor acting on behalf of such Obligor (i) taken any action, directly or indirectly, that would result in a violation by such Persons of the Anti-Corruption Laws, (ii) made, offered to make, promised to make or authorized the payment or giving of, directly or indirectly, any Prohibited Payment or (iii) been subject to any investigation by any Governmental Authority with regard to any actual or alleged Prohibited Payment. Section 7.24. Anti-Terrorism Laws. The Obligors (i) have taken reasonable measures to ensure compliance with applicable Economic Sanctions Laws and Anti-Terrorism Laws, (ii) are not Designated Persons and (iii) have not used any part of the proceeds from any advance on behalf of any Designated Person or has not used, directly by it or indirectly through any Subsidiary, such proceeds in connection with any investment in, or any transactions or dealings with, any Designated Person. ARTICLE 8 AFFIRMATIVE COVENANTS AND FINANCIAL COVENANTS Each Obligor covenants and agrees with the Lenders that, until the Commitments have expired or been terminated and all Obligations (other than the Warrant Obligations and inchoate indemnity obligations) have been paid in full in cash: Section 8.01. Financial Statements and Other Information. It will furnish to the Administrative Agent for distribution to the Lenders: (a) as soon as available and in any event within thirty-five (35) days after the end of each month prior to a Qualified Public Offering, the consolidated balance sheet of the Obligors as of the end of each such month, and the related consolidated statements of income and cash flows of the Obligors for such month and the portion of the fiscal year through the end of such month, all in reasonable detail and setting forth in comparative form the figures for the corresponding period in the preceding fiscal year, together with a certificate of a Responsible Officer of Borrower stating that such financial statements fairly present in all material respects the financial condition of the Obligors as at such date and the results of operations of the Obligors for the period ended on such date and have been prepared substantially in accordance with GAAP consistently applied, subject to

-53- changes resulting from normal, quarterly or year-end adjustments and except for the absence of notes; (b) as soon as available and in any event within forty-five (45) days after the end of the first three fiscal quarters of each fiscal year, the consolidated balance sheet of the Obligors as of the end of such quarter, and the related consolidated statements of income and cash flows of the Obligors for such quarter and the portion of the fiscal year through the end of such quarter, all in reasonable detail and setting forth in comparative form the figures for the corresponding period in the preceding fiscal year, together with (i) a certificate of a Responsible Officer of Borrower stating that such financial statements fairly present in all material respects the financial condition of the Obligors as at such date and the results of operations of the Obligors for the period ended on such date and have been prepared substantially in accordance with GAAP consistently applied, subject to changes resulting from normal quarterly or year-end adjustments and except for the absence of footnotes and (ii) a management’s discussion and analysis of the financial condition and results of operations, including the Obligors’ liquidity and capital resources; provided that, if the Borrower is a Publicly Reporting Company, the Borrower’s filing of a Quarterly Report on Form 10-Q with the SEC shall be deemed to satisfy the requirements of this Section 8.01(b) on the date on which such report is first available via the SEC’s EDGAR system or a successor system related thereto; (c) as soon as available and in any event within one hundred fifty (150) days after the end of each fiscal year, the consolidated balance sheet of the Obligors as of the end of such fiscal year, and the related consolidated statements of income, shareholders’ equity and cash flows of the Obligors for such fiscal year, prepared substantially in accordance with GAAP consistently applied, all in reasonable detail and setting forth in comparative form the figures for the previous fiscal year, accompanied by (i) a report and opinion thereon of Cohn Reznick LLP or another independent certified public accountant acceptable to the Administrative Agent, which report and opinion shall be prepared in accordance with generally accepted auditing standards and shall not be subject to any “going concern” or like qualification or exception (other than solely with respect to, or expressly resulting solely from, the repayment of the Loans on the Stated Maturity Date) or any qualification or exception as to the scope of such audit and (ii) a management’s discussion and analysis of the financial condition and results of operations, including the Obligors’ liquidity and capital resources; provided that, if the Borrower is a Publicly Reporting Company, the Borrower’s filing of a Yearly Report on Form 10-K with the SEC shall be deemed to satisfy the requirements of this Section 8.01(c) on the date on which such report is first available via the SEC’s EDGAR system or a successor system related thereto; (d) within thirty-five (35) days after the end of each month, a compliance certificate of a Responsible Officer of Borrower as of the end of the applicable accounting period (which delivery may, unless a Lender requests executed originals, be by electronic communication including email and shall be deemed to be an original authentic counterpart thereof for all purposes) in the form of Exhibit E (a “Compliance Certificate”) which, for purposes of clarification, shall (i) demonstrate the Obligors’ compliance with

-54- Section 8.15(a) in respect of such month, (ii) for each month end that coincides with the end of a fiscal quarter of Borrower, state that the representations and warranties made by the Obligors in Article 7 are true in all material respects on and as of the date thereof; provided that to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects as of such earlier date; provided further that any representation and warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects, (iii) for each month end that coincides with the end of a fiscal quarter of Borrower, demonstrate Borrower’s compliance with Section 8.15(b) in respect of such fiscal quarter and (iv) for each month end that coincides with the end of a fiscal year of Borrower, provide Obligors’ updated Schedules to this Agreement (if any); (e) promptly, and in any event within five (5) Business Days after receipt thereof by an Obligor, copies of each notice or other correspondence received from any securities regulator or exchange to the authority of which an Obligor is subject concerning any investigation or possible investigation or other inquiry by such agency regarding financial or other operational results of such Obligor; (f) the information regarding insurance maintained by the Obligors as and when required under Section 8.05; (g) promptly following the Lenders’ written request at any time, proof of the Obligors’ compliance with Section 8.15(a); (h) within ten (10) days of delivery, copies of all periodic reports distributed by Borrower to its shareholders generally; provided that (i) any such material may be redacted by Borrower to exclude information relating to the Loan Documents or the Lenders and (ii) the Lenders shall not be entitled to receive statements, reports and notices relating to topics that (x) are subject to attorney-client privilege or (y) present a conflict of interest for the Lenders; (i) a financial forecast for the Obligors for each fiscal year, including forecasted balance sheets, statements of income and cash flows of the Obligors, all of which shall be prepared on a consolidated basis and delivered not later than February 28 of such fiscal year; (j) promptly following any Lender’s written request, certification that such Obligor is not a passive foreign investment company (“PFIC”) within the meaning of Sections 1291 through 1297 of the Code, or, if such Obligor determines that it is a PFIC, such information as would allow the Lender to make a qualified electing fund election with respect to the stock of the Obligor; (k) after Borrower becomes a Publicly Reporting Company, within five (5) Business Days of filing, provide access (via posting and/or links on Borrower’s web site) to all reports on Form 10-K and Form 10-Q filed with the SEC, any Governmental

-55- Authority succeeding to any or all of the functions of the SEC or with any national securities exchange; and within five (5) Business Days of filing, provide notice and access (via posting and/or links on Borrower’s web site) to all reports on Form 8-K filed with the SEC, and copies of (or access to, via posting and/or links on Borrower’s web site) all other reports, proxy statements and other materials filed by Borrower with the SEC, any Governmental Authority succeeding to any of the functions of the SEC or with any national securities exchange; (l) promptly after the receipt thereof, a copy of any “management letter” received from its certified public accounts and the management’s response thereto; and (m) such other information respecting the operations, properties, business or condition (financial or otherwise) of the Obligors (including with respect to the Collateral) as the Lenders may from time to time reasonably request. Section 8.02. Notices of Material Events. It will furnish to the Administrative Agent for distribution to the Lenders written notice of the following promptly after a Responsible Officer of an Obligor first learns of the existence of: (a) the occurrence of any Default or Event of Default; (b) the occurrence of any event with respect to any Obligor’s Property resulting in a Loss, to the extent not covered by insurance, aggregating $250,000 or more; (c) (i) any proposed Acquisition by any Obligor that would reasonably be expected to result in environmental liability under Environmental Laws in excess of $250,000, and (ii) in each case, to the extent that any of the following would reasonably be expected to result in liability in excess of $250,000: (A) spillage, leakage, discharge, disposal, leaching, migration or release of any Hazardous Material required to be reported to any Governmental Authority under applicable Environmental Laws, and (B) all actions, suits, claims, notices of violation, hearings, investigations or proceedings pending, or threatened in writing against or affecting any Obligor or any of its Subsidiaries or with respect to the ownership, use, maintenance and operation of their respective businesses, operations or properties, relating to Environmental Laws or Hazardous Material; (d) the assertion of any environmental matter by any Person in writing against, or with respect to the activities of, any Obligor or any of its Subsidiaries and any alleged violation of or non-compliance with any Environmental Laws or any permits, licenses or authorizations, in each case, which would reasonably be expected to involve damages in excess of $250,000 other than any environmental matter or alleged violation that, if adversely determined, would not (either individually or in the aggregate) have a Material Adverse Effect; (e) the filing or commencement of any action, suit or proceeding by or before any arbitrator or Governmental Authority against or directly affecting any Obligor or any of its Subsidiaries, in each case, that would reasonably be expected to result in a Material

-56- Adverse Effect; (f) (i) on or prior to any filing by any ERISA Affiliate of any notice of intent to terminate any Title IV Plan, a copy of such notice and (ii) promptly, and in any event within ten (10) days, after any Responsible Officer of any ERISA Affiliate knows or has reason to know that a request for a minimum funding waiver under Section 412 of the Code has been filed with respect to any Title IV Plan or Multiemployer Plan, a notice (which may be made by telephone if promptly confirmed in writing) describing such waiver request and any action that any ERISA Affiliate proposes to take with respect thereto, together with a copy of any notice filed with the PBGC or the IRS pertaining thereto; (g) within five (5) Business Days of obtaining written notice or knowledge thereof, (i) the termination of any Material Agreement; (ii) the receipt by any Obligor or any of its Subsidiaries of a written notice under any Material Agreement (and a copy thereof) asserting a default by such Obligor or any of its Subsidiaries where such alleged default would permit such counterparty to terminate such Material Agreement; (iii) the entering into any new Material Agreement by an Obligor (and a copy thereof); or (iv) any amendment to a Material Agreement that would be materially adverse to the Lenders (and a copy thereof) (which includes, but is not limited to, any amendments to provisions relating to pricing and term), provided that notices required under this subsection (g) may be delivered with Borrower’s monthly Compliance Certificate unless any of the foregoing events would reasonably be expected to have a Material Adverse Effect; (h) any product recalls, safety alerts, corrections, withdrawals, marketing suspensions, removals or the like conducted, to be undertaken or issued by any Obligor or any of its Subsidiaries, whether or not at the request, demand or order of any Governmental Authority; (i) within five (5) Business Days of obtaining written notice or knowledge thereof, any infringement or other violation by any Person of any Obligor Intellectual Property that would reasonably be expected to result in a Material Adverse Effect; (j) within five (5) Business Days of obtaining written notice or knowledge thereof, a material licensing agreement or arrangement entered into by any Obligor or any of its Subsidiaries in connection with any material infringement or alleged infringement of the Intellectual Property of another Person; (k) within five (5) Business Days of obtaining written notice or knowledge thereof, any written claim by any Person that the conduct of any Obligor’s (or any Subsidiary thereof) business, including the development, manufacture, use, sale or other commercialization of any product, infringes any Intellectual Property of such Person, except to the extent any such claim would not reasonably be expected to result in a Material Adverse Effect; (l) the reports and notices as and when required by the Security Documents;

-57- (m) within thirty (30) days of the date thereof, or, if earlier, on the date of delivery of any financial statements pursuant to Section 8.01, notice of any material change in accounting policies or financial reporting practices by the Obligors; (n) promptly after the occurrence thereof, notice of any labor controversy resulting in or threatening to result in any strike, work stoppage, boycott, shutdown or other material labor disruption against or involving an Obligor (or any Subsidiary thereof); (o) any other development that results in, or would reasonably be expected to result in, a Material Adverse Effect; (p) concurrently with the delivery of financial statements under Section 8.01(a), (b) or (c), the creation or other acquisition of any Intellectual Property by any Obligor or any Subsidiary after the date hereof and during such prior fiscal year which is registered or becomes registered or the subject of an application for registration with the United States Copyright Office or the United States Patent and Trademark Office, as applicable, or with any other equivalent foreign Governmental Authority; and (q) any change to any Obligor’s ownership of Deposit Accounts, Securities Accounts and Commodity Accounts, by delivering to the Lenders an updated Schedule 7 to the Security Agreement setting forth a complete and correct list of all such accounts as of the date of such change. Each notice delivered under this Section 8.02 shall be accompanied by a statement of a Responsible Officer of Borrower setting forth in reasonable detail the event or development requiring such notice and any action taken or proposed to be taken with respect thereto. Notwithstanding any contrary provision of this Agreement or any other Loan Document (including, without limitation, Sections 8.01 and 8.02), until such time as the Administrative Agent provides written notice to Borrower that it no longer desires to receive information that constitutes material non-public information, Borrower shall provide any information required pursuant to the terms hereof, including any information that may be material non-public information, to the Administrative Agent; provided, that notwithstanding the foregoing, Borrower shall at all times comply with Section 8.01(d)(i)-(iii), 8.01(k) and 8.02(a). Section 8.03. Existence; Maintenance of Properties, Etc. (a) It will, and will cause each of its Subsidiaries to, do or cause to be done all things necessary to preserve, renew and keep in full force and effect its legal existence; provided that the foregoing shall not prohibit any merger, amalgamation, consolidation, liquidation or dissolution permitted under Section 9.03. (b) It shall, and shall cause each of its Subsidiaries to, maintain and preserve all rights, licenses, permits, privileges and franchises material to the conduct of its business, and maintain and preserve all of its assets and properties necessary to the conduct of its business in good working order and condition, ordinary wear and tear and damage from casualty or condemnation excepted.

-58- (c) It shall, and shall cause each of its Subsidiaries to, use commercially reasonable efforts to cause each new employee and contractor to execute and deliver a customary confidentiality, non-disclosure and Intellectual Property assignment agreement that includes a waiver of moral rights. Section 8.04. Payment of Obligations. It will, and will cause each of its Subsidiaries to, pay and discharge (i) all federal income and other material Taxes, fees, assessments and governmental charges or levies imposed upon it or upon its properties or assets prior to the date on which penalties attach thereto, and all lawful claims for labor, materials and supplies which, if unpaid, might become a Lien (other than a Permitted Lien) upon any properties or assets of any Obligor, except to the extent such Taxes, fees, assessments or governmental charges or levies, or such claims, are being contested in good faith by appropriate proceedings and are adequately reserved against substantially in accordance with GAAP, (ii) all lawful claims which, if unpaid, would by Law become a Lien upon its Property not constituting a Permitted Lien and (iii) all other obligations if the failure to discharge such obligation would reasonably be expected to result in a Material Adverse Effect. Section 8.05. Insurance. At its own cost and expense, it will, and will cause each of its Subsidiaries, to obtain and maintain, with financially sound and reputable insurers, insurance of the kinds, and in the amounts, as are consistent with customary practices and standards of its industry in the same or similar locations, it being understood and agreed that the insurance held by the Obligors on the Closing Date is deemed to fulfill this requirement on the date hereof. All of the insurance policies required pursuant to this Section 8.05 will name the Administrative Agent as a “loss payee,” “additional insured” or “mortgagee,” as applicable and as its interests may appear. Borrower will use its commercially reasonable efforts to ensure, or to cause others to ensure, that all insurance policies required pursuant to this Section 8.05 shall provide that they shall not be terminated or cancelled nor shall any policy be materially changed in a manner adverse to the insured Person without at least thirty (30) days’ written notice to insured Person and the Administrative Agent. Receipt of notice of termination or cancellation of any such insurance policies shall entitle the Administrative Agent to renew any such policies, all in accordance with the first sentence of this Section 8.05 or otherwise to obtain similar insurance in place of such policies, in each case at the expense of Borrower (payable within three (3) Business Days of Borrower’s receipt of written demand therefor) and, unless an Event of Default has occurred and is continuing, with the prior written consent of Borrower (such consent not to be unreasonably withheld). The amount of any such expenses shall accrue interest at the Default Rate if not paid when due and shall constitute “Obligations.” All of the insurance policies required hereby will be evidenced by one or more certificates of insurance, together with appropriate loss payee or additional insured clauses or endorsements in favor of the Administrative Agent as required by this Section, delivered to the Administrative Agent on or before the Closing Date (or, with respect to such endorsements, within the time period set forth in Section 8.19) and at such other times as the Administrative Agent may request from time to time. Section 8.06. Books and Records; Inspection Rights. It will, and will cause each of its Subsidiaries to, keep proper books of record and account in which full, true and correct entries are made of all dealings and transactions in relation to its business and activities. It will, and will cause each of its Subsidiaries to, permit any representatives designated by the Administrative

-59- Agent, upon reasonable prior notice and at reasonable times, to visit and inspect its properties, to examine and make extracts from its books and records, and to discuss its affairs, finances and condition with its officers and independent accountants, all at such reasonable times during normal business hours and with reasonable advance notice as the Administrative Agent may request. It will, and will cause each of its Subsidiaries to, pay all reasonable and documented out-of-pocket expenses incurred by the Administrative Agent (a) so long as no Default has occurred and is continuing, for no more than two (2) such inspections each calendar year and (b) during a continuing Default, all such inspections. Section 8.07. Compliance with Laws. (a) It will, and will cause each of its Subsidiaries to, (i) comply in all material respects with all Requirements of Law (including Environmental Laws) and (ii) comply in all material respects with all terms of outstanding Indebtedness and all Material Agreements, except (other than with respect to Material Intellectual Property) where the failure to do so, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect. (b) Each Obligor will maintain, and will cause each of its Subsidiaries to maintain, all records required to be maintained by a Governmental Authority, except where failure to do so, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect. Section 8.08. Licenses. It will, and will cause each of its Subsidiaries to, obtain and maintain all licenses, authorizations, consents, filings, exemptions, registrations and other Governmental Approvals necessary in connection with the execution, delivery and performance of the Loan Documents, the consummation of the Transactions or the operation and conduct of its business and ownership of its properties, except where failure to do so would not reasonably be expected to have a Material Adverse Effect. Section 8.09. Action under Environmental Laws. It will, and will cause each of its Subsidiaries to, upon a Responsible Officer becoming aware of the release of any Hazardous Materials or the existence of any environmental liability under applicable Environmental Laws with respect to their respective businesses, operations or properties, take all actions, at their cost and expense, as shall be required by applicable Law to investigate and clean up the condition of their respective businesses, operations or properties, including all required removal, containment and remedial actions, and restore their respective businesses, operations or properties to a condition, in each case in material compliance with applicable Environmental Laws. Section 8.10. Use of Proceeds. The proceeds of the Loans will be used only as provided in Section 2.05. No part of the proceeds of the Loans will be used, whether directly or indirectly, for any purpose that violates any of the Regulations of the Board of Governors of the Federal Reserve System, including Regulations T, U and X. Section 8.11. Certain Obligations Respecting Subsidiaries; Further Assurances; Intellectual Property. (a) Subsidiaries. It will take such action, and will cause each of its Subsidiaries to take

-60- such action, from time to time as shall be necessary to ensure that all Subsidiaries are “Guarantors” hereunder. Without limiting the generality of the foregoing, in the event that any Obligor shall form or acquire any new Subsidiary, it and its Subsidiaries will promptly and in any event within fifteen (15) days (or such longer time as consented to by the Administrative Agent in writing) of the formation or Acquisition of such Subsidiary: (i) cause such new Subsidiary to become a “Guarantor” hereunder, and a “Grantor” under the Security Documents, pursuant to a Guarantee Assumption Agreement; (ii) take such action or cause such Subsidiary to take such action (including delivering such Equity Interests together with undated transfer powers executed in blank) as shall be necessary to create and perfect valid and enforceable first priority (subject to Permitted Priority Liens) Liens on substantially all of the personal Property of such new Subsidiary as collateral security for the obligations of such new Subsidiary hereunder; (iii) to the extent that the parent of such Subsidiary is not a party to the Security Documents or has not otherwise pledged Equity Interests in its Subsidiaries in accordance with the terms of the Security Documents and this Agreement, cause the parent of such Subsidiary to execute and deliver a pledge agreement in favor of the Lenders, in respect of all outstanding issued shares of such Subsidiary; and (iv) deliver such proof of corporate action, incumbency of officers, opinions of counsel and other documents as is consistent with those delivered by each Obligor pursuant to Section 6.01 or as the Majority Lenders shall have requested; provided, that solely with respect to any Subsidiary that is an Immaterial Foreign Subsidiary, no such actions shall be required other than a pledge by owner of such Immaterial Foreign Subsidiary of 100% of the Equity Interests of such Immaterial Foreign Subsidiary, which pledge shall, at the Administrative Agent’s discretion be perfected under the Law of such Immaterial Foreign Subsidiary’s jurisdiction of formation. For the avoidance of doubt, in the event that any Subsidiary ceases to qualify as an Immaterial Foreign Subsidiary, it shall be required to comply with clauses (a)(i)-(iii) hereof as if it was formed or Acquired on the date it ceased to qualify as an Immaterial Foreign Subsidiary. (b) Further Assurances. It will, and will cause each of its Subsidiaries to, take such action from time to time as shall reasonably be requested in writing by the Majority Lenders to effectuate the purposes and objectives of this Agreement. Without limiting the generality of the foregoing, it will, and will cause each Person that is required to be a Guarantor to, take such action from time to time (including executing and delivering such assignments, security agreements, control agreements and other instruments) as shall be reasonably requested in writing by the Majority Lenders to create, in favor of the Lenders, perfected security interests and Liens (subject to Permitted Liens) in substantially all of the personal Property of such Obligor as collateral security for the Obligations; provided that any such security interest or Lien shall be subject to the relevant requirements of the Security Documents. (c) Intellectual Property. In the event that any Obligor creates, develops or acquires

-61- Obligor Intellectual Property during the term of this Agreement, then the provisions of this Agreement shall automatically apply thereto and any such Obligor Intellectual Property shall automatically constitute part of the Collateral under the Security Documents, without further action by any party, in each case from and after the date of such creation, development or acquisition (except that any representations or warranties of any Obligor shall apply to any such Obligor Intellectual Property only from and after the date, if any, subsequent to such acquisition that such representations and warranties are brought down or made anew as provided herein). In the event that any Obligor holds or acquires Obligor Intellectual Property during the term of this Agreement, then, upon the request of the Administrative Agent, such Obligor shall take any action as shall be reasonably necessary and reasonably requested by the Administrative Agent to ensure that the provisions of this Agreement and the Security Agreement shall apply thereto and any such Obligor Intellectual Property shall constitute part of the Collateral under the Security Documents Section 8.12. Termination of Non-Permitted Liens. In the event that any Responsible Officer of Borrower shall become aware or be notified by the Lenders of the existence of any outstanding Lien against any Property of any Obligor, which Lien is not a Permitted Lien, such Obligor shall use its best efforts to promptly terminate or cause the termination of such Lien. Section 8.13. Non-Consolidation. It will, and will cause each of its Subsidiaries to, (i) maintain entity records and books of account separate from those of any other entity which is an Affiliate of such entity; and (ii) not commingle its funds or assets with those of any other entity which is an Affiliate of such entity. Section 8.14. Anti-Terrorism and Anti-Corruption Laws. No Obligor shall engage in any transaction that violates any of the applicable prohibitions set forth in any Economic Sanctions Law, Anti-Terrorism Law, or the US Foreign Corrupt Practices Act of 1977 (15 USC. §§ 78dd-1 et seq.). None of the funds or assets of such Obligor or any Subsidiary that are used to repay the Loans shall constitute property of, or shall be beneficially owned by, any Designated Person or, to such Obligor’s knowledge, be the direct proceeds derived from any transactions that violate the prohibitions set forth in any applicable Economic Sanctions Law, and no Designated Person shall have any direct or indirect interest in such Obligor insofar as such interest would violate any Economic Sanctions Laws applicable to such Obligor. Section 8.15. Financial Covenants. (a) Minimum Liquidity. Borrower shall ensure that the Obligors shall have aggregate Unrestricted Cash of not less than $3,000,000 at all times. (b) Minimum Total Revenue. As of the end of the fiscal quarter ended March 31, 2022 and each fiscal quarter thereafter, the Obligors shall maintain, on a consolidated basis, Total Revenue for the twelve (12) month period most recently ended on such date of not less than the amount set forth in the table below: Twelve-Month Period Ended Minimum Total Revenue

-62- Twelve-Month Period Ended Minimum Total Revenue March 31, 2022 $16,797,000 June 30, 2022 $18,256,000 September 30, 2022 $21,722,000 December 31, 2022 $26,545,000 March 31, 2023 $30,179,000 June 30, 2023 $35,221,000 September 30, 2023 $40,649,000 December 31, 2023 $46,660,000 March 31, 2024 $51,615,000 June 30, 2024 $57,102,000 September 30, 2024 $63,486,000 December 31, 2024 $71,575,000 March 31, 2025 $85,526,000 June 30, 2025 $92,295,000 September 30, 2025 $99,058,000 December 31, 2025 $106,016,000 Section 8.16. Maintenance of Material Agreements, Intellectual Property, Etc. Such Obligor will, and will cause each of its Subsidiaries (to the extent applicable) to: (i) maintain in full force and effect for the term thereof all Material Agreements, or other rights necessary for the current operations of such Obligor’s or such Subsidiary’s business, as the case may be and (ii) maintain in full force and effect all Material Intellectual Property owned or controlled by such Obligor or any such Subsidiary that is used in and necessary for the current operations of such Obligor’s or such Subsidiary’s business, as the case may be; provided that Borrower may terminate the Supply Agreement in accordance with its terms if such termination would not be reasonably expected to adversely affect the Lenders in any material respect.

-63- Section 8.17. Cash Management. It will: (a) subject to Section 8.19, maintain all Deposit Accounts, Securities Accounts, Commodity Accounts and lockboxes (other than Excluded Accounts) with a bank or financial institution that has executed and delivered to the Administrative Agent an account control agreement, in form and substance reasonably acceptable to the Administrative Agent (each such Deposit Account, Securities Account, Commodity Account and lockbox, a “Controlled Account”); and (b) deposit promptly, and in any event no later than five (5) Business Days after the date of receipt thereof, all cash, checks, drafts or other similar items of payment relating to or constituting payments made in respect of any and all accounts and other rights and interests into Controlled Accounts. Section 8.18. Board Observer Rights Until the Obligations have been paid in full in cash, Borrower shall permit the Administrative Agent on behalf of all of the Lenders (the “Observer”) to attend and observe (but not vote) at all meetings of Borrower’s (or any Subsidiary’s, as applicable) Board or any Committee, whether in person, by telephone or otherwise as requested by the Observer. Borrower and such Subsidiaries shall notify the Observer in writing at the same time as furnished to members of the applicable Board or Committee of (i) the date and time for each general or special meeting of any such Board or Committee and (ii) the adoption of any resolutions or actions by any such Board or any such Committee by written consent (describing, in reasonable detail, the nature and substance of such action). Borrower and each of its Subsidiaries shall concurrently deliver to the Observer all notices and any materials delivered to the official members of such Board or Committee in connection with a meeting or action to be taken by written consent, including a draft of any material resolutions or actions proposed to be adopted by written consent. The Observer shall be free prior to such meeting or adoption by written consent to contact members of any applicable Board or Committee and discuss the pending actions to be taken. Notwithstanding the foregoing, the Observer shall not be entitled to receive materials relating to, or be in attendance for, any discussions relating to topics which (x) are subject to attorney client privilege or (y) present a conflict of interest for the Observer. All such discussions and materials shall be subject to the confidentiality provisions set forth in Section 13.17. Section 8.19. Post-Closing Obligations. Within the time periods specified on Schedule 8.19 (as each may be extended by the Administrative Agent in its sole discretion), complete such undertakings as are set forth on Schedule 8.19. ARTICLE 9 NEGATIVE COVENANTS Each Obligor covenants and agrees with the Administrative Agent and the Lenders that, until the Commitments have expired or been terminated and all Obligations (other than the Warrant Obligations and inchoate indemnity obligations) have been paid in full in cash: Section 9.01. Indebtedness. It will not, and will not permit any of its Subsidiaries to,

-64- create, incur, assume or permit to exist any Indebtedness, whether directly or indirectly, except: (a) the Obligations; (b) Indebtedness existing on the date hereof and set forth in Schedule 7.13A and Permitted Refinancings thereof; (c) accounts payable to trade creditors for goods and services and current operating liabilities (not the result of the borrowing of money) incurred in the Ordinary Course of Business; (d) Indebtedness consisting of guarantees resulting from endorsement of negotiable instruments for collection by it or any of its Subsidiaries in the Ordinary Course of Business; (e) unsecured Indebtedness of an Obligor to any other Obligor; provided such Indebtedness is pledged to the Administrative Agent for the benefit of the Lenders under the Security Agreement and otherwise subordinate in right of payment to the Obligations; (f) Guarantees by any Obligor of Indebtedness of any other Obligor; (g) purchase money Indebtedness and Capital Lease Obligations; provided that (i) if secured, the collateral therefor consists solely of the assets being financed, the products and proceeds thereof and books and records related thereto, (ii) in the case of purchase money Indebtedness, such Indebtedness shall not constitute less than 75% of the aggregate consideration paid with respect to such asset, and (iii) the aggregate outstanding principal amount of such Indebtedness does not exceed $1,000,0007,000,000 at any time; (h) unsecured workers’ compensation claims, payment obligations in connection with health, disability or other types of social security benefits, unemployment or other insurance obligations, reclamation and statutory obligations, in each case incurred in the Ordinary Course of Business; (i) Indebtedness under Hedging Agreements permitted pursuant to Section 9.05(f); (j) Indebtedness approved in advance in writing by the Majority Lenders; (k) Indebtedness of Borrower and its Subsidiaries with respect to corporate credit cards not to exceed $250,000 at any time outstanding; (l) Indebtedness of Borrower pursuant to the minimum purchase and termination fee provisions of the Supply Agreement; and (m) so long as no Default shall have occurred and is continuing at the time of such Indebtedness is incurred, or after giving effect thereto, other unsecured Indebtedness

-65- in an aggregate principal amount not to exceed $500,000 at any time outstanding. Section 9.02. Liens. It will not, and will not permit any of its Subsidiaries to, create, incur, assume or permit to exist any Lien on any Property now owned by it, except: (a) Liens securing the Obligations; (b) any Lien on any Property of any Obligor existing on the date hereof and set forth in Schedule 7.13B; provided that (i) no such Lien shall extend to any other Property of such Obligor and (ii) any such Lien shall secure only those obligations which it secures on the date hereof and extensions, renewals and replacements thereof that do not increase the outstanding principal amount thereof; (c) Liens securing Indebtedness permitted under Section 9.01(g); provided that such Liens are restricted solely to the collateral described in Section 9.01(g); (d) Liens imposed by Law which were incurred in the Ordinary Course of Business, including (but not limited to) carriers’, warehousemen’s, landlords’ and mechanics’ liens, liens relating to leasehold improvements and other similar liens arising in the Ordinary Course of Business and which (i) do not in the aggregate materially detract from the value of the Property subject thereto or materially impair the use thereof in the operations of the business of such Person or (ii) are being contested in good faith by appropriate proceedings, which proceedings have the effect of preventing the forfeiture or sale of the Property subject to such liens and for which adequate reserves have been made if required substantially in accordance with GAAP; (e) Liens, pledges or deposits made in the Ordinary Course of Business in connection with bids, contracts, leases, appeal bonds, workers’ compensation, unemployment insurance or other similar social security legislation; (f) Liens securing Taxes, assessments and other governmental charges, the payment of which is not yet due or is being contested in good faith by appropriate proceedings promptly initiated and diligently conducted and for which such reserve or other appropriate provisions, if any, as shall be required by GAAP shall have been made; (g) servitudes, easements, rights of way, restrictions and other similar encumbrances on real Property imposed by applicable Laws and encumbrances consisting of zoning or building restrictions, easements, licenses, restrictions on the use of Property or minor imperfections in title thereto which, in the aggregate, are not material, and which do not in any case materially detract from the value of the Property subject thereto or interfere with the ordinary conduct of the business of any of the Obligors; (h) bankers’ liens, rights of setoff and similar Liens incurred in the Ordinary Course of Business and arising in connection with the Obligors’ deposit accounts or securities accounts held at financial institutions solely to secure payment of fees and similar costs and expenses of such financial institutions with respect to such accounts;

-66- (i) Liens in connection with transfers permitted under Section 9.09; (j) any judgment lien or lien arising from decrees or attachments not constituting an Event of Default; (k) leases or subleases of real property granted in the Ordinary Course of Business, and leases, subleases, nonexclusive licenses or sublicenses of personal property (other than Intellectual Property) granted in the Ordinary Course of Business; (l) Liens in favor of customs and revenue authorities arising as a matter of law to secure the payment of custom duties in connection with the importation of goods, not securing an amount in the aggregate in excess of $100,000 at any given time; (m) Liens on a deposit account of the Obligors and the cash and cash equivalents therein, in each case, securing Indebtedness described in Section 9.01(k); and (n) Permitted Licenses solely to the extent that such Permitted License would constitute a Lien; provided that no Lien otherwise permitted under any of the foregoing Sections 9.02 (excluding Sections 9.02(a) and 9.02(n)) shall apply to any Material Intellectual Property. Section 9.03. Fundamental Changes and Acquisitions. It will not, and will not permit any of its Subsidiaries to, (i) enter into or consummate any transaction of merger, amalgamation or consolidation, including without limitation, a reverse-triangular merger, or other similar transaction or series of related transactions, (ii) liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution) (including in connection with any division or plan of division under Delaware law or any comparable event under a different jurisdiction’s laws), (iii) make or consummate any Acquisition, (iv) make any initial public offering that is not a Qualified Public Offering or (v) sell or issue any Disqualified Equity Interests, except: (a) Investments permitted under Section 9.05; (b) Permitted Acquisitions for (i) aggregate cash consideration not to exceed $2,000,000 and (ii) total consideration not to exceed $5,000,000, in each case, for the course of this Agreement; (c) the merger, amalgamation or consolidation of any Obligor with or into any other Obligor, provided that (i) if Borrower is a party to such merger, amalgamation or consolidation, Borrower shall be the surviving entity and (ii) if a Domestic Subsidiary is a party to such merger, amalgamation or consolidation with a Foreign Subsidiary, the Domestic Subsidiary shall be the surviving entity; and (d) the purchase of the QIAGEN Patents pursuant to the Patent Purchase Agreement.

-67- Section 9.04. Lines of Business. It will not, and will not permit any of its Subsidiaries to, engage to any material extent in any business other than the business engaged in on the date hereof by such Obligor, or a business reasonably related, incidental or complementary thereto or reasonable extensions thereof. Section 9.05. Investments. It will not, and will not permit any of its Subsidiaries to, make, directly or indirectly, or permit to remain outstanding any Investments except: (a) Investments outstanding on the date hereof and identified in Schedule 9.05 and any modification, replacement, renewal or extension thereof to the extent not involving new or additional Investments; (b) operating deposit accounts with banks; (c) extensions of credit in the nature of accounts receivable or notes receivable arising from the sales of goods or services in the Ordinary Course of Business; (d) Permitted Cash Equivalent Investments; (e) (i) Investments consisting of 100% of the ownership of the Equity Interests of its Subsidiaries, (ii) intercompany Investments by Borrower or a Subsidiary in any Guarantor or (iii) Investments by Borrower or any Subsidiary acquired in connection with a Permitted Acquisition; (f) Hedging Agreements entered into in the ordinary course of any Obligor’s financial planning solely to hedge interest rate risks (and not for speculative purposes) in respect of Permitted Indebtedness and in aggregate amount for all such Hedging Agreements not in excess of $500,000; (g) Investments consisting of prepaid expenses, negotiable instruments held for collection or deposit, security deposits with utilities, landlords and other like Persons, and deposits in connection with workers’ compensation and similar deposits, in each case made in the Ordinary Course of Business; (h) Investments received in connection with any Insolvency Proceedings in respect of any customers, suppliers or clients and in settlement of delinquent obligations of, and other disputes with, customers, suppliers or clients; (i) Investments permitted under Section 9.01(e) and Section 9.03; (j) Investments consisting of notes receivable of, or prepaid royalties and other credit extensions, to customers and suppliers who are not Affiliates, in the Ordinary Course of Business; (k) Investments consisting of (i) travel advances and employee relocation loans and other employee loans and advances in the Ordinary Course of Business, and (ii) loans

-68- to employees, officers or directors relating to the purchase of equity securities of Borrower or its Subsidiaries pursuant to employee stock purchase plans or agreements approved by Borrower's Board in an aggregate amount not to exceed $100,000 for subclauses (i) and (ii) in any fiscal year; (l) so long as no Default shall have occurred and is continuing at the time of such Investment, or after giving effect thereto, Investments in Immaterial Foreign Subsidiaries in an aggregate amount not to exceed $250,000 in any fiscal year; and (m) so long as no Default shall have occurred and is continuing at the time of such Investment, or after giving effect thereto, other Investments in an amount not to exceed $100,000 in any fiscal year; and (n) so long as no Default shall have occurred and is continuing at the time of such Investment, or after giving effect thereto, Investments in the Chinese Subsidiary in an aggregate amount not to exceed: (i) $2,000,000 in the fiscal year ending December 31, 2022 and (ii) $2,500,000 in any fiscal year thereafter. Section 9.06. Restricted Payments. It will not, and will not permit any of its Subsidiaries to, declare or make, or agree to pay or make, directly or indirectly, any Restricted Payment, other than: (a) dividends and stock splits with respect to any Equity Interests of Borrower or any of its Subsidiaries payable solely in additional shares of its Qualified Equity Interests; (b) any Restricted Payment by a Subsidiary to Borrower; (c) any purchase, redemption, retirement, or other Acquisition by Borrower or any of its Subsidiaries of shares of its capital stock or other Equity Interests with the proceeds received from a substantially concurrent issue of new shares of its capital stock or other Equity Interests; (d) dividends paid by any Guarantor to any other Obligor; (e) cashless exercises of options and warrants; (f) repurchases pursuant to the terms of employee stock purchase plans, employee restricted stock agreements, stockholder rights plans, director or consultant stock option plans, or similar plans in an aggregate amount not to exceed $100,000 in any fiscal year; (g) the making of cash payments in lieu of the issuance of fractional shares upon the conversion of convertible securities (or in connection with the exercise of warrants or similar securities) not to exceed $25,000 in any fiscal year; and

-69- (h) the issuance of the Warrant Certificate and cash payments made to redeem, purchase, repurchase or retire the Warrant Obligations in accordance with the terms of the Warrant Certificate. Section 9.07. Payments of Indebtedness. It will not, and will not permit any of its Subsidiaries to, make any payments in respect of any Material Indebtedness other than (i) payments of the Obligations and (ii) so long as no Default has occurred and is continuing or would result therefrom, scheduled payments of other Permitted Indebtedness and, in the case of repayment of intercompany Indebtedness permitted in reliance upon Section 9.01(e), subject to any subordination agreement entered into in connection therewith. Section 9.08. Change in Fiscal Year. It will not, and will not permit any of its Subsidiaries to, change the last day of its fiscal year from that in effect on the date hereof, without prior written notice to the Administrative Agent, except to change the fiscal year of a Subsidiary acquired in connection with a Permitted Acquisition to conform its fiscal year to that of Borrower. Section 9.09. Sales of Assets, Etc. It will not, and will not permit any of its Subsidiaries to, sell, lease, exclusively license (in terms of geography or field of use), as a licensor, transfer (including in connection with any division or plan of division under Delaware law or any comparable event under a different jurisdiction’s laws) or otherwise dispose of any of its Property (including accounts receivable and Equity Interests of Subsidiaries), or forgive, release or compromise any amount owed to any Obligor or any of its Subsidiaries, in each case, in one transaction or series of transactions (any thereof, an “Asset Sale”), except: (a) transfers of cash in the Ordinary Course of Business for equivalent value; (b) sales or leases of products and services in the Ordinary Course of Business on ordinary business terms; (c) the forgiveness, release or compromise of any amount owed to any Obligor in the Ordinary Course of Business; (d) entering into, or becoming bound, by a Permitted License to the extent not otherwise prohibited by this Agreement; (e) development and other collaborative arrangements where such arrangements provide for the license or disclosure of Patents, Trademarks, Copyrights or other Intellectual Property rights of any Obligor in the Ordinary Course of Business and consistent with general market practices where such license requires periodic payments based on per unit sales of a product over a period of time; provided that such licenses must be true licenses that do not result in a legal transfer of title of the licensed Property or otherwise constitute sales transactions in substance,; (f) a sale, lease, exclusive license, transfer or other disposition (including by way of abandonment, cancellation or trade-in) of any Property that is obsolete, worn out, surplus or no longer used or useful in connection with the business of the Obligors or with

-70- respect to which a newer and improved version is available; (g) dispositions resulting from Casualty Events; (h) any transaction permitted under Section 9.02, 9.03, 9.05 and 9.20; and (i) so long as no Default shall have occurred and is continuing at the time of such Asset Sale, or after giving effect thereto, Asset Sales of other property not to exceed $250,000 in the aggregate per fiscal year. Section 9.10. Transactions with Affiliates. It will not, and will not permit any of its Subsidiaries to, sell, lease, license or otherwise transfer any assets to, or purchase, lease, license or otherwise acquire any assets from, or otherwise engage in any other transactions with, any of its Affiliates, except: (a) transactions between or among the Obligors; (b) any transaction permitted under Section 9.01, 9.05, 9.06 or 9.09; (c) customary compensation and indemnification of, and other employment arrangements with, directors, officers and employees of any Obligor in the Ordinary Course of Business; (d) transactions upon fair and reasonable terms that are no less favorable to any Obligor than would be obtained in a comparable arm’s-length transaction with a Person not an Affiliate; (e) the transactions set forth on Schedule 9.10; and (f) cash equity contributions by Borrower’s investors in Borrower or its Subsidiaries (other than Disqualified Equity Interests). Section 9.11. Restrictive Agreements. It will not, and will not permit any of its Subsidiaries to, directly or indirectly, enter into, incur or permit to exist any Restrictive Agreement other than (i) restrictions and conditions imposed by Law or by the Loan Documents, (ii) Restrictive Agreements listed on Schedule 7.15, (iii) any stockholder agreement or investor rights agreement, charter, by laws or other organizational documents of an Obligor or (iv) limitations associated with Permitted Liens or with any transaction permitted under Section 9.01, 9.03, 9.05, 9.06 or 9.09. Section 9.12. Organizational Documents, Material Agreements. (a) It will not, and will not permit any of its Subsidiaries to, enter into any amendment to or modification of any Organizational Document that would be reasonably expected to adversely affect the Lenders in any material respect, without the prior written consent of the Administrative Agent. (b) It will not, and will not permit any of its Subsidiaries to (i) enter into any material waiver, amendment or modification of any Material Agreement (including, but not

-71- limited to, any amendments to provisions relating to pricing and term) that would be reasonably expected to adversely affect the Lenders in any material respect or (ii) take or omit to take any action that results in the termination of, or permits any other Person to terminate, any Material Agreement or Material Intellectual Property that would be reasonably expected to adversely affect the Lenders in any material respect, without, in each case, the prior written consent of the Administrative Agent; provided that Borrower may terminate the Supply Agreement in accordance with its terms if such termination would not be reasonably expected to adversely affect the Lenders in any material respect. Section 9.13. Operating Leases. It will not, and will not permit any of its Subsidiaries to, make any expenditures in respect of operating leases, except for: (a) real estate operating leases entered into in the Ordinary Course of Business; and (b) operating leases that would not cause the Obligors, on a consolidated basis, to make payments exceeding $500,000 in any fiscal year. Section 9.14. Sales and Leasebacks. Except as permitted by Section 9.01(g), it will not, and will not permit any of its Subsidiaries to, become liable, directly or indirectly, with respect to any lease, whether an operating lease or a Capital Lease Obligation, of any Property (whether real, personal, or mixed), whether now owned or hereafter acquired, which (i) any Obligor has sold or transferred or is to sell or transfer to any other Person and (ii) any Obligor intends to use for substantially the same purposes as Property which has been or is to be sold or transferred. Section 9.15. Hazardous Material. It will not, and will not permit any of its Subsidiaries to, use, generate, manufacture, install, treat, release, store or dispose of any Hazardous Material, except in compliance with all applicable Environmental Laws or where the failure to comply would not reasonably be expected to result in a Material Adverse Change. Section 9.16. Accounting Changes. It will not, and will not permit any of its Subsidiaries to, make any significant change in accounting treatment, except as required or permitted by GAAP. Section 9.17. Compliance with ERISA. No ERISA Affiliate shall cause or suffer to exist (a) any event that would result in the imposition of a Lien with respect to any Title IV Plan or Multiemployer Plan or (b) any other ERISA Event that would, in the aggregate, have a Material Adverse Effect. No Obligor or any Subsidiary thereof shall cause or suffer to exist any event that could result in the imposition of a Lien with respect to any Benefit Plan that would have a Material Adverse Effect. Section 9.18. Deposit Accounts. It will not, and will not permit any of its Subsidiaries to, establish or maintain any bank account that is not a Controlled Account (other than an Excluded Account) and will not, and will not permit any of its Subsidiaries to, deposit proceeds in a bank account that is not a Controlled Account; provided, up to two (2) months of payroll expenses may be on deposit in Excluded Accounts in the aggregate at any time.

-72- Section 9.19. Outbound Licenses. It will not, and will not permit any of its Subsidiaries to, enter into or become bound by any outbound license or agreement unless such outbound license or agreement is a Permitted License. Section 9.20. Inbound Licenses. It will not, and will not permit any of its Subsidiaries to, enter into or become bound by any inbound license or agreement (other than Permitted Licenses) unless (i) no Default has occurred and is continuing, (ii) such Obligor has provided written notice to the Administrative Agent of the material terms of such license or agreement with a description of its anticipated and projected impact on such Obligor’s business or financial condition, and (iii) such Obligor has taken such commercially reasonable actions as the Administrative Agent may reasonably request to obtain the consent of, or waiver by, any Person whose consent or waiver is necessary for the Administrative Agent to be granted a valid and perfected security interest in such license or agreement allowing the Administrative Agent to fully exercise its rights under any of the Loan Documents in the event of a disposition or liquidation of the rights, assets or property that is the subject of such license or agreement; provided that the aggregate amounts to be paid under all such inbound licenses pursuant to this Section 9.20 shall not exceed an amount equal to $1,000,000 per fiscal year. ARTICLE 10 EVENTS OF DEFAULT Section 10.01. Events of Default. Each of the following events shall constitute an “Event of Default”: (a) Borrower shall fail to pay any principal on the Loan when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof or otherwise; or (b) any Obligor shall fail to pay any Obligation (other than an amount referred to in Section 10.01(a)) when and as the same shall become due and payable, and such failure shall continue unremedied for a period of three (3) Business Days; or (c) any representation or warranty made by or on behalf of an Obligor or any of its Subsidiaries in or in connection with this Agreement or any other Loan Document or any amendment or modification hereof or thereof, or in any report, certificate, financial statement or other document furnished pursuant to or in connection with this Agreement or any other Loan Document or any amendment or modification hereof or thereof, shall: (i) prove to have been incorrect when made or deemed made to the extent that such representation or warranty contains any materiality or Material Adverse Effect qualifier; or (ii) prove to have been incorrect in any material respect when made or deemed made to the extent that such representation or warranty does not otherwise contain any materiality or Material Adverse Effect qualifier; or (d) any Obligor shall fail to observe or perform any covenant, condition or agreement contained in Sections 8.01, 8.02, 8.03(a) (with respect to such Obligor’s

-73- existence), 8.10, 8.11, 8.13, 8.15, 8.17, 8.18, 8.19 or Article 9; or (e) any Obligor shall fail to observe or perform any covenant, condition or agreement contained in this Agreement (other than those specified in Section 10.01(a), (b) or (d)) or any other Loan Document, and, in the case of any failure that is capable of cure, such failure shall continue unremedied for a period of thirty (30) or more days; or (f) any Obligor shall fail to make any payment in respect of any Material Indebtedness, when and as the same shall become due and payable after giving effect to any applicable grace or cure period as originally provided by the terms of such Indebtedness; or (g) (i) any material breach of, or “event of default” or similar event under, the Contract governing any Material Indebtedness shall occur and such breach or “event of default” or similar event shall continue unremedied, uncured or unwaived after a period of five (5) Business Days after the expiration of any cure period thereunder, or (ii) any event or condition occurs (A) that results in any Material Indebtedness becoming due prior to its scheduled maturity or (B) that enables or permits (with or without the giving of notice, the lapse of time or both) the holder or holders of such Material Indebtedness or any trustee or agent on its or their behalf to cause such Material Indebtedness to become due, or to require the prepayment, repurchase, redemption or defeasance thereof, prior to its scheduled maturity; provided that this Section 10.01(h) shall not apply to secured Indebtedness that becomes due as a result of the voluntary sale or transfer of the Property securing such Material Indebtedness; or (h) any Obligor or any of its Subsidiaries: (i) ceases to be Solvent, or generally does not or becomes unable to pay its debts or meet its liabilities as the same become due, or admits in writing its inability to pay its debts generally, or declares any general moratorium on its indebtedness, or proposes a compromise or arrangement or deed of company arrangement between it and any class of its creditors; or (ii) shall (A) voluntarily commence any proceeding or file any petition seeking liquidation, reorganization or other relief under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect, (B) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or petition described in Section 10.01(i), (C) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for an Obligor or for a substantial part of its assets, (D) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (E) make a general assignment for the benefit of creditors or (F) take any action for the purpose of effecting any of the foregoing; or (i) an involuntary proceeding shall be commenced or an involuntary petition shall be filed seeking (i) liquidation, reorganization or other relief in respect of an Obligor

-74- or any Subsidiary of an Obligor or its debts, or of a substantial part of its assets, under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect or (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for an Obligor or any Subsidiary of an Obligor or for a substantial part of its assets, and, in any such case, such proceeding or petition shall continue undismissed for sixty (60) days or an order or decree approving or ordering any of the foregoing shall be entered; or (j) one or more judgments for the payment of money in an aggregate amount in excess of $250,000 (excluding any amounts covered by insurance as to which the applicable carrier has accepted coverage) shall be rendered against any Obligor or any combination thereof and the same shall remain undischarged for a period of forty-five (45) consecutive days during which execution shall not be effectively stayed, or any action shall be legally taken by a judgment creditor to attach or levy upon any assets of any Obligor to enforce any such judgment; or (k) an ERISA Event shall have occurred that, when taken together with all other ERISA Events that have occurred, would reasonably be expected to result in liability of the Obligors and their Subsidiaries in an aggregate amount exceeding (i) $250,000 in any year or (ii) $500,000 for all periods until repayment of all Obligations (other than the Warrant Obligations); or (l) a Change of Control shall have occurred; or (m) a Material Adverse Change shall have occurred; or (n) (i) any Lien created by any of the Security Documents shall at any time not constitute a valid and perfected Lien in favor of the Administrative Agent on Collateral with an aggregate value in excess of $250,000, free and clear of all other Liens (other than Permitted Liens) except due to the action or inaction of the Administrative Agent or any Lender(s), (ii) except as permitted herein the Security Documents or any Guarantee of any of the Obligations shall for whatever reason cease to be in full force and effect, or (iii) any of the Security Documents or any Guarantee of any of the Obligations, or the enforceability thereof, shall be repudiated or contested by any Obligor. Section 10.02. Remedies. (a) Upon the occurrence of any Event of Default, then, and in every such event (other than an Event of Default described in Section 10.01(h) or (i)), and at any time thereafter during the continuance of such event, the Majority Lenders may, by notice to Borrower, take either or both of the following actions, at the same or different times: (i) terminate the Commitments, and thereupon the Commitments shall terminate immediately, and (ii) declare the Loans then outstanding to be due and payable in whole (or in part, in which case any principal not so declared to be due and payable may thereafter be declared to be due and payable), and thereupon the principal of the Loans so declared to be due and payable, together with accrued interest thereon and all fees and other Obligations, shall become due and payable immediately (in the case of the Loans, at the Redemption Price therefor), without presentment, demand, protest or other notice of any kind, all of which are hereby waived by each Obligor.

-75- (b) Upon the occurrence of any Event of Default described in Section 10.01(h) or (i), the Commitments shall automatically terminate and the principal amount of the Loans then outstanding, together with accrued interest thereon and all fees and other Obligations, shall automatically become due and payable immediately (in the case of the Loans, at the Redemption Price therefor), without presentment, demand, protest or other notice of any kind, all of which are hereby waived by each Obligor. (c) If any Lender collects any money or property pursuant to this Article 10, they shall pay out the money or property in the order set forth in Section 4.01(b). Section 10.03. Prepayment Premium and Redemption Price. For the avoidance of doubt, any Prepayment Premium (as a component of the Redemption Price) shall be due and payable at any time the Loans become due and payable prior to the Stated Maturity Date for any reason, whether due to acceleration pursuant to the terms of this Agreement (in which case it shall be due immediately, upon the giving of notice to Borrower in accordance with Section 10.02(a), or automatically, in accordance with Section 10.02(b)), by operation of law or otherwise (including, without limitation, on account of any bankruptcy filing), except as otherwise specified herein. In view of the impracticability and extreme difficulty of ascertaining the actual amount of damages to the Lenders or profits lost by the Lenders as a result of such acceleration, and by mutual agreement of the parties as to a reasonable estimation and calculation of the lost profits or damages of the Lenders, any Prepayment Premium shall be due and payable upon such date. Each Obligor hereby waives any defense to payment, whether such defense may be based in public policy, ambiguity, or otherwise. The Obligors and the Lenders acknowledge and agree that any Prepayment Premium due and payable in accordance with this Agreement shall not constitute unmatured interest, whether under Section 502(b)(3) of the Bankruptcy Code or otherwise. Each Obligor further acknowledges and agrees, and waives any argument to the contrary, that payment of such amount does not constitute a penalty or an otherwise unenforceable or invalid obligation. ARTICLE 11 GUARANTEE Section 11.01. The Guarantee. The Guarantors hereby jointly and severally guarantee to the Administrative Agent and each Lender, and its successors and assigns, the prompt payment in full when due (whether at stated maturity, by acceleration or otherwise) of the principal of and interest on the Loans, all fees and other amounts and Obligations from time to time owing to the Administrative Agent and any Lender by Borrower under this Agreement or under any other Loan Document and by any other Obligor under any of the Loan Documents, in each case strictly in accordance with the terms thereof (such obligations being herein collectively called the “Guaranteed Obligations”). The Guarantors hereby further jointly and severally agree that if Borrower shall fail to pay in full when due (whether at stated maturity, by acceleration or otherwise) any of the Guaranteed Obligations, the Guarantors will promptly pay the same, without any demand or notice whatsoever, and that in the case of any extension of time of payment or renewal of any of the Guaranteed Obligations, the same will be promptly paid in full when due (whether at extended maturity, by acceleration or otherwise) in accordance with the terms of such extension or renewal.

-76- Section 11.02. Obligations Unconditional. The obligations of the Guarantors under Section 11.01 are absolute and unconditional, joint and several, irrespective of the value, genuineness, validity, regularity or enforceability of the obligations of Borrower under this Agreement or any other agreement or instrument referred to herein, or any substitution, release or exchange of any other guarantee of or security for any of the Guaranteed Obligations, and, to the fullest extent permitted by applicable Law, irrespective of any other circumstance whatsoever that might otherwise constitute a legal or equitable discharge or defense of a surety or Guarantor, it being the intent of this Section 11.02 that the obligations of the Guarantors hereunder shall be absolute and unconditional, joint and several, under any and all circumstances. Without limiting the generality of the foregoing, it is agreed that the occurrence of any one or more of the following shall not alter or impair the liability of the Guarantors hereunder, which shall remain absolute and unconditional as described above: (a) at any time or from time to time, without notice to the Guarantors, the time for any performance of or compliance with any of the Guaranteed Obligations shall be extended, or such performance or compliance shall be waived; (b) any of the acts mentioned in any of the provisions of this Agreement or any other agreement or instrument referred to herein shall be done or omitted; (c) the maturity of any of the Guaranteed Obligations shall be accelerated, or any of the Guaranteed Obligations shall be modified, supplemented or amended in any respect, or any right under this Agreement or any other agreement or instrument referred to herein shall be waived or any other guarantee of any of the Guaranteed Obligations or any security therefor shall be released or exchanged in whole or in part or otherwise dealt with; or (d) any lien or security interest granted to, or in favor of, any Lender as security for any of the Guaranteed Obligations shall fail to be perfected. The Guarantors hereby expressly waive diligence, presentment, demand of payment, protest and all notices whatsoever, and any requirement that the Administrative Agent or any Lender exhaust any right, power or remedy or proceed against Borrower under this Agreement or any other agreement or instrument referred to herein, or against any other Person under any other guarantee of, or security for, any of the Guaranteed Obligations. Section 11.03. Reinstatement. The obligations of the Guarantors under this Article 11 shall be automatically reinstated if and to the extent that for any reason any payment by or on behalf of Borrower in respect of the Guaranteed Obligations is rescinded or must be otherwise restored by any holder of any of the Guaranteed Obligations, whether as a result of any proceedings in bankruptcy or reorganization or otherwise, and the Guarantors jointly and severally agree that they will indemnify the Administrative Agent and each Lender on demand for all reasonable out-of-pocket costs and expenses (including reasonable fees of counsel) incurred by such Persons in connection with such rescission or restoration, including any such reasonable out-of-pocket costs and expenses incurred in defending against any claim alleging that such payment constituted a preference, fraudulent transfer or similar payment under any bankruptcy, insolvency or similar

-77- Law. Section 11.04. Subrogation. The Guarantors hereby jointly and severally agree that, until the payment and satisfaction in full of all Guaranteed Obligations (other than the Warrant Obligations) and the expiration and termination of the Commitments, they shall not exercise any right or remedy arising by reason of any performance by them of their guarantee in Section 11.01, whether by subrogation or otherwise, against Borrower or any other guarantor of any of the Guaranteed Obligations or any security for any of the Guaranteed Obligations. Section 11.05. Remedies. The Guarantors jointly and severally agree that, as between the Guarantors, on one hand, and the Lenders, on the other hand, the obligations of Borrower under this Agreement and under the other Loan Documents may be declared to be forthwith due and payable as provided in Article 10 (and shall be deemed to have become automatically due and payable in the circumstances provided in Article 10) for purposes of Section 11.01 notwithstanding any stay, injunction or other prohibition preventing such declaration (or such obligations from becoming automatically due and payable) as against Borrower and that, in the event of such declaration (or such obligations being deemed to have become automatically due and payable), such obligations (whether or not due and payable by Borrower) shall forthwith become due and payable by the Guarantors for purposes of Section 11.01. Section 11.06. Instrument for the Payment of Money. Each Guarantor hereby acknowledges that the guarantee in this Article 11 constitutes an instrument for the payment of money, and consents and agrees that each Lender, at its sole option, in the event of a dispute by such Guarantor in the payment of any moneys due hereunder, shall have the right to proceed by motion for summary judgment in lieu of complaint pursuant to N.Y. Civ. Prac. L&R § 3213. Section 11.07. Continuing Guarantee. The guarantee in this Article 11 is a continuing guarantee, and shall apply to all Guaranteed Obligations whenever arising. Section 11.08. Rights of Contribution. The Guarantors hereby agree, as between themselves, that if any Guarantor shall become an Excess Funding Guarantor (as defined below) by reason of the payment by such Guarantor of any Guaranteed Obligations, each other Guarantor shall, on demand of such Excess Funding Guarantor (but subject to the next sentence), pay to such Excess Funding Guarantor an amount equal to such Guarantor’s Pro Rata Share (as defined below and determined, for this purpose, without reference to the properties, debts and liabilities of such Excess Funding Guarantor) of the Excess Payment (as defined below) in respect of such Guaranteed Obligations. The payment obligation of a Guarantor to any Excess Funding Guarantor under this Section 11.08 shall be subordinate and subject in right of payment to the prior payment in full of the obligations of such Guarantor under the other provisions of this Article 11 and such Excess Funding Guarantor shall not exercise any right or remedy with respect to such excess until payment and satisfaction in full of all of such obligations. For purposes of this Section 11.08, (i) “Excess Funding Guarantor” means, in respect of any Guaranteed Obligations, a Guarantor that has paid an amount in excess of its Pro Rata Share of such Guaranteed Obligations, (ii) “Excess Payment” means, in respect of any Guaranteed Obligations, the amount paid by an Excess Funding Guarantor in excess of its Pro Rata Share of

-78- such Guaranteed Obligations and (iii) “Pro Rata Share” means, as of the date of determination, for any Guarantor, the ratio (expressed as a percentage) of (x) the amount by which the aggregate present fair saleable value of all properties of such Guarantor (excluding any shares of stock of any other Guarantor) exceeds the amount of all the debts and liabilities of such Guarantor (including contingent, subordinated, unmatured and unliquidated liabilities, but excluding the obligations of such Guarantor hereunder and any obligations of any other Guarantor that have been Guaranteed by such Guarantor) to (y) the amount by which the aggregate fair saleable value of all properties of all of the Guarantors exceeds the amount of all the debts and liabilities (including contingent, subordinated, unmatured and unliquidated liabilities, but excluding the obligations of Borrower and the Guarantors hereunder and under the other Loan Documents) of all of the Guarantors, determined (A) with respect to any Guarantor that is a party hereto on the Closing Date, as of such date, and (B) with respect to any other Guarantor, as of the date such Guarantor becomes a Guarantor hereunder. Section 11.09. General Limitation on Guarantee Obligations. In any action or proceeding involving any provincial, territorial or state corporate law, or any state or federal bankruptcy, insolvency, reorganization or other Law affecting the rights of creditors generally, if the obligations of any Guarantor under Section 11.01 would otherwise, taking into account the provisions of Section 11.08, be held or determined to be void, invalid or unenforceable, or subordinated to the claims of any other creditors, on account of the amount of its liability under Section 11.01, then, notwithstanding any other provision hereof to the contrary, the amount of such liability shall, without any further action by such Guarantor, the Administrative Agent, the Lenders or any other Person, be automatically limited and reduced to the highest amount that is valid and enforceable and not subordinated to the claims of other creditors as determined in such action or proceeding. ARTICLE 12 ADMINISTRATIVE AGENT Section 12.01. Appointment. Each of the Lenders hereby irrevocably appoints Perceptive to act on its behalf as the Administrative Agent hereunder and under the other Loan Documents and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto. The provisions of this Article 12 are solely for the benefit of the Administrative Agent and the Lenders, and neither Borrower nor any other Obligor will have rights as a third-party beneficiary of any of such provisions. It is understood and agreed that the use of the term “agent” herein or in any other Loan Documents (or any other similar term) with reference to the Administrative Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable Law. Instead, such term is used as a matter of market custom, and is intended to create or reflect only an administrative relationship between contracting parties. Section 12.02. Rights as a Lender. The Person serving as the Administrative Agent hereunder will have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Administrative Agent, and the term “Lender” or

-79- “Lenders” will, unless otherwise expressly indicated or unless the context otherwise requires, include the Person serving as the Administrative Agent hereunder in its individual capacity to the extent such Person is a Lender. The Lenders acknowledge and agree that such Person and its Affiliates may accept deposits from, lend money to, own securities of, act as the financial advisor or in any other advisory capacity for, and generally engage in any kind of business with, Borrower, the other Obligors or any other Subsidiaries or Affiliates of the Obligors as if such Person were not the Administrative Agent hereunder and without any duty to account therefor to the Lenders. Section 12.03. Exculpatory Provisions. (a) The Administrative Agent will not have any duties or obligations except those expressly set forth herein and in the other Loan Documents, and its duties hereunder are administrative in nature. Without limiting the generality of the foregoing, the Administrative Agent: (i) will not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing; (ii) will not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents that the Administrative Agent is required to exercise as directed in writing by the Majority Lenders (or such other number or percentage of the Lenders as will be expressly provided for herein or in the other Loan Documents); provided that the Administrative Agent will not be required to take any action that, in its opinion or the opinion of its counsel, may expose the Administrative Agent to liability or that is contrary to any Loan Document or applicable Law, including any action that may be in violation of the automatic stay under any Insolvency Proceeding; and (iii) will not, except as expressly set forth herein and in the other Loan Documents, have any duty to disclose, and will not be liable for the failure to disclose, any information relating to the Obligors or any of its Subsidiaries or Affiliates that is communicated to or obtained by the Person serving as the Administrative Agent or any of its Affiliates in any capacity. (b) The Administrative Agent will not be liable for any action taken or not taken by it (i) with the consent or at the request of the Majority Lenders (or such other number or percentage of the Lenders as will be necessary, or as the Administrative Agent believes in good faith will be necessary, under the circumstances), or (ii) in the absence of its own gross negligence or willful misconduct as determined by a court of competent jurisdiction by final and non-appealable judgment. The Administrative Agent will be deemed not to have knowledge of any Default unless and until notice describing such Default is given to the Administrative Agent in writing by Borrower or a Lender. (c) The Administrative Agent will not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set

-80- forth herein or therein or the occurrence of any Default, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Loan Document or any other agreement, instrument or document or (v) the satisfaction of any condition set forth in Article 6 or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent. Section 12.04. Reliance by Administrative Agent. The Administrative Agent will be entitled to rely upon, and will not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person. The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person, and will not incur any liability for relying thereon. In determining compliance with any condition hereunder to the making of the Loans that by its terms must be fulfilled to the satisfaction of a Lender, the Administrative Agent may presume that such condition is satisfactory to such Lender unless the Administrative Agent has received notice to the contrary from such Lender prior to the making of such Loans. The Administrative Agent may consult with legal counsel (who may be counsel for Borrower), independent accountants and other experts selected by it, and will not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts. Section 12.05. Delegation of Duties. The Administrative Agent may perform any and all of its duties and exercise its rights and powers hereunder or under any other Loan Document by or through any one or more sub-agents appointed by the Administrative Agent. The Administrative Agent and any such sub-agent may perform any and all of its duties and exercise its rights and powers by or through their respective Affiliates. The exculpatory provisions of this Section will apply to any such sub-agent and to the Affiliates of the Administrative Agent and any such sub-agent, and will apply to their respective activities in connection with the syndication of the facility as well as activities as Administrative Agent. The Administrative Agent will not be responsible for the negligence or misconduct of any sub-agents except to the extent that a court of competent jurisdiction determines in a final and non-appealable judgment that the Administrative Agent acted with gross negligence or willful misconduct in the selection of such sub-agents. Section 12.06. Resignation of Agent. (a) The Administrative Agent may at any time give notice of its resignation to the Lenders and Borrower, which notice shall set forth the effective date of such resignation (the “Resignation Effective Date”), such date not to be earlier than the thirtieth (30th) day following the date of such notice. The Majority Lenders and Borrower shall mutually agree upon a successor to the Administrative Agent. If the Majority Lenders and Borrower are unable to so mutually agree and no successor shall have been appointed within twenty-five (25) days after the retiring Administrative Agent gives notice of its resignation, then the retiring Administrative Agent may (but will not be obligated to), on behalf of the Lenders, appoint a successor Administrative Agent it shall designate (in its reasonable discretion after consultation with Borrower and the Majority Lenders). Whether or not a successor has been appointed, such resignation will become effective in accordance with such notice on the Resignation Effective Date.

-81- (b) With effect from the Resignation Effective Date (i) the retiring Administrative Agent will be discharged from its duties and obligations hereunder and under the other Loan Documents (except that in the case of any Collateral held by the Administrative Agent on behalf of the Lenders under any of the Loan Documents, the retiring Administrative Agent will continue to hold such Collateral until such time as a successor Administrative Agent is appointed) and (ii) except for any indemnity payments owed to the retiring Administrative Agent, all payments, communications and determinations provided to be made by, to or through the Administrative Agent will instead be made by or to each Lender directly, until such time, if any, as the Majority Lenders appoint a successor Administrative Agent as provided for above. Upon the acceptance of a successor’s appointment as Administrative Agent hereunder, such successor will succeed to and become vested with all of the rights, powers, privileges and duties of the retiring Administrative Agent (other than any rights to indemnity payments owed to the retiring Administrative Agent), and the retiring Administrative Agent will be discharged from all of its duties and obligations hereunder or under the other Loan Documents. The fees payable by Borrower to a successor Administrative Agent will be the same as those payable to its predecessor unless otherwise agreed between Borrower and such successor. After the retiring Administrative Agent’s resignation hereunder and under the other Loan Documents, the provisions of this Article 12 and Sections 13.03 and 13.06 will continue in effect for the benefit of such retiring Administrative Agent, its sub-agents and their respective Affiliates in respect of any actions taken or omitted to be taken by any of them while the retiring Administrative Agent was acting as Administrative Agent. Section 12.07. Non-Reliance on Administrative Agent and Other Lenders. Each Lender acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender or any of their Affiliates and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender or any of their Affiliates and based on such documents and information as it will from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder. Section 12.08. Administrative Agent May File Proofs of Claim. In case of the pendency of any Insolvency Proceeding or any other judicial proceeding relative to Borrower, the Administrative Agent (irrespective of whether the principal of the Loans will then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent has made any demand on Borrower) will be entitled and empowered (but not obligated), by intervention in such proceeding or otherwise: (a) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans and all other Obligations that are owing and unpaid hereunder or under any other Loan Document and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders and the Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders and the Administrative Agent and their respective agents and counsel and all other amounts due the Lenders and the Administrative Agent under this Agreement or any other Loan Document) allowed in such

-82- judicial proceeding; and (b) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same. Any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender to make any payments of the type described above in this Section 12.08 to the Administrative Agent and, in the event that the Administrative Agent consents to the making of such payments directly to the Lenders, to pay to the Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Administrative Agent and its agents and counsel, and any other amounts due the Administrative Agent under this Agreement or any other Loan Document. Section 12.09. Collateral and Guaranty Matters; Appointment of Administrative Agent. (a) Without limiting the provisions of Section 12.08, the Lenders irrevocably agree as follows: (i) the Administrative Agent is authorized, at its option and in its discretion, to release any Lien on any property granted to or held by the Administrative Agent under any Loan Document (A) on the date when all Obligations have been satisfied in full in cash (other than Warrant Obligations and contingent obligations as to which no claims have been asserted), (B) that is sold or otherwise disposed of or to be sold or otherwise disposed of as part of or in connection with any sale or other disposition permitted under the Loan Documents, or (C) subject to Sections 13.01 and 13.04, if approved, authorized or ratified in writing by the Majority Lenders; and (ii) the Administrative Agent is authorized, at its option and discretion, to release any Guarantor from its obligations hereunder if such Person ceases to be a Subsidiary as a result of a transaction permitted under the Loan Documents. Upon request by the Administrative Agent at any time, each Lender will confirm in writing the Administrative Agent’s authority to release or subordinate its interest in particular types or items of Collateral, or to release any Guarantor from its obligations under its guaranty pursuant to this Section 12.09. (b) The Administrative Agent will not be responsible for or have a duty to ascertain or inquire into any representation or warranty regarding the existence, value or collectability of the Collateral, the existence, priority or perfection of the Administrative Agent’s Lien thereon, or any certificate prepared by any Obligor in connection therewith, nor will the Administrative Agent be responsible or liable to the Lenders for any failure to monitor or maintain any portion of the Collateral. (c) Each Lender hereby appoints the Administrative Agent as its collateral agent under each of the Security Documents and agrees that, in so acting, the Administrative Agent will have all of the rights, protections, exculpations, indemnities and other benefits provided to the Administrative Agent under this Agreement, and hereby authorizes and directs the Administrative Agent, on behalf of such Lender and all Lenders, without the necessity of any notice to or further

-83- consent from any of the Lenders, from time to time to (i) take any action with respect to any Collateral or any Security Document which may be necessary to perfect and maintain perfected the Liens on the Collateral granted pursuant to any such Security Document or protect and preserve the Administrative Agent’s ability to enforce the Liens or realize upon the Collateral, (ii) act as collateral agent for each Lender for purposes of acquiring, holding, enforcing and perfecting all Liens created by the Loan Documents and all other purposes stated therein, (iii) enter into intercreditor or subordination agreements, as the case may be, in connection with Indebtedness permitted pursuant to Sections 9.01(e) and 9.01(l), as applicable, (iv) enter into non-disturbance or similar agreements in connection with licensing agreements and arrangements permitted by this Agreement and the other Loan Documents and (v) otherwise to take or refrain from taking any and all action that the Administrative Agent shall deem necessary or advisable in fulfilling its role as collateral agent under any of the Security Documents. ARTICLE 13 MISCELLANEOUS Section 13.01. No Waiver. No failure on the part of the Administrative Agent or the Lenders to exercise and no delay in exercising, and no course of dealing with respect to, any right, power or privilege under any Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under any Loan Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The remedies provided herein are cumulative and not exclusive of any remedies provided by Law. Section 13.02. Notices. All notices, requests, instructions, directions and other communications provided for herein (including any modifications of, or waivers, requests or consents under, the Loan Documents) shall be given or made in writing (including by telecopy or electronic mail) delivered, if to Borrower, another Obligor, the Administrative Agent or the Lenders, to its address specified on Schedule 2 hereto or its Guarantee Assumption Agreement, as the case may be, or at such other address as shall be designated by such party in a notice to the other parties. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given upon receipt of a legible copy thereof, in each case given or addressed as aforesaid. Section 13.03. Expenses, Indemnification . (a) Expenses. Borrower agrees to pay or reimburse (i) the Administrative Agent and the Lenders for all of their reasonable and documented out of pocket costs and expenses (including the reasonable fees and expenses of Chapman and Cutler LLP, counsel to the Administrative Agent) in connection with (x) the negotiation, preparation, execution and delivery of this Agreement and the other Loan Documents and the making of the Loans (exclusive of post-closing costs); provided that, so long as the Borrowing of the Tranche A Loan is made, such fees shall be credited against the Expense Deposit paid by Borrower, (y) post-closing costs and (z) the negotiation or preparation of any amendment, modification, supplement or waiver of any of the terms of this Agreement or any of the other Loan Documents (whether or not consummated) and (ii) the Administrative Agent and the Lenders for all of their reasonable and documented out of pocket

-84- costs and expenses (including the reasonable fees and expenses of legal counsel) in connection with any enforcement or collection proceedings resulting from the occurrence of an Event of Default. (b) Indemnification. Each Obligor hereby indemnifies the Administrative Agent, the Lenders, their respective Affiliates, and their respective directors, officers, employees, attorneys, agents and advisors (each, an “Indemnified Party”) from and against, and agrees to hold them harmless against, any and all Claims and Losses of any kind (including reasonable fees and disbursements of counsel), joint or several, that is incurred by or asserted or awarded against any Indemnified Party, in each case arising out of or in connection with or relating to any investigation, litigation or proceeding or the preparation of any defense with respect thereto arising out of or in connection with or relating to this Agreement or any of the other Loan Documents or the Transactions or any use made or proposed to be made with the proceeds of the Loans, whether or not such investigation, litigation or proceeding is brought by an Obligor, any of its shareholders or creditors, an Indemnified Party or any other Person, or an Indemnified Party is otherwise a party thereto, and whether or not any of the conditions precedent set forth in Article 6 are satisfied or the other Transactions contemplated by this Agreement are consummated, except to the extent such Claim or Loss is found in a final, non-appealable judgment by a court of competent jurisdiction to have resulted from any Indemnified Party’s gross negligence or willful misconduct. No Obligor shall assert any claim against any Indemnified Party, on any theory of liability, for consequential, indirect, special or punitive damages arising out of or otherwise relating to this Agreement or any of the other Loan Documents or any of the Transactions or the actual or proposed use of the proceeds of the Loans. This Section shall not apply to Taxes other than Taxes relating to a non-Tax Claim or Loss governed by this Section 13.03(b). Section 13.04. Amendments. Except as otherwise expressly provided in this Agreement, any provision of this Agreement or any other Loan Document (except for the Warrant Certificate, which may be amended, modified, waived or supplemented in accordance with the terms thereof) may be amended, modified, waived or supplemented only by an instrument in writing signed by Borrower, the Administrative Agent and the Majority Lenders; provided that: (a) no amendment, waiver or consent shall, unless in writing and signed by all of the Lenders, do any of the following at any time: (i) change the percentage of (x) the Commitments or (y) the aggregate unpaid principal amount of the Loans that, in each case, shall be required for the Lenders or any of them to take any action hereunder (including pursuant to any change to the definition of “Majority Lenders”); (ii) release one or more Guarantors (or otherwise limit such Guarantors’ liability with respect to the Obligations owing to the Lenders under the Guarantees) if such release or limitation is in respect of all or substantially all of the value represented by the Guarantees to the Lenders; (iii) release, or subordinate the Lenders’ Liens in, all or substantially all of the Collateral in any transaction or series of related transactions (other than in

-85- connection with any sale of Collateral permitted herein); or (iv) amend any provision of this Section 13.04; (b) no amendment, waiver or consent shall, unless in writing and signed by each Lender specified below for such amendment, waiver or consent: (i) increase the Commitments of a Lender without the consent of such Lender; (ii) reduce the principal of, or stated rate of interest on, or any Prepayment Premium payable on, the Loans owed to a Lender or any fees or other amounts stated to be payable hereunder or under the other Loan Documents to such Lender without the consent of such Lender; (iii) postpone any date scheduled for any payment of principal of, or interest on, the Loans, any date scheduled for payment or for any date fixed for any payment of fees hereunder (excluding the due date of any mandatory prepayment of a Loan), in each case payable to a Lender without the consent of such Lender; (iv) change the order of application of prepayment of the Loans from the application thereof set forth in the applicable provisions of Section 4.01(b)(ii) in any manner that adversely affects the Lenders without the consent of holders of a majority of the Commitments or Loans outstanding or otherwise change any provision requiring the pro rata distributions hereunder among the Lenders without all Lenders’ consent; or (v) modify Section 2.02 without the consent of each Lender directly and adversely affected thereby. Section 13.05. Successors and Assigns. (a) General. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that (i) no Obligor may assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of the Administrative Agent and each Lender (and any attempted assignment or transfer by such Obligor without such consent shall be null and void) and (ii) no Lender may assign or otherwise transfer its rights or obligations hereunder except in accordance with this Section. Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants (to the extent provided in paragraph (e) of this Section) and, to the extent expressly contemplated hereby, the Indemnified Parties of the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement. (b) Amendments to Loan Documents; Majority Lender Vote. Each of the Lenders and the Obligors agrees to enter into such amendments to the Loan Documents, and such additional

-86- Security Documents and other instruments and agreements, in each case in form and substance reasonably acceptable to the Lenders and the Obligors, as shall reasonably be necessary to implement and give effect to any assignment made by any Lender (or any direct or indirect assignee thereof) from time to time under this Section 13.05. (c) Assignments by Lenders. (i) Subject to the conditions set forth in paragraph (c)(ii) below, any Lender may assign to one or more Persons (other than an Ineligible Assignee) all or a portion of its rights and obligations under the Loan Documents (including all or a portion of its Commitment and the Loans at the time owing to it) with the prior written consent (such consent not to be unreasonably withheld) of the Administrative Agent, provided that no consent of the Administrative Agent shall be required for an assignment of any Commitment or of all or any portion of a Loan to a Lender, an Affiliate of a Lender or an Approved Fund. (ii) Assignments shall be subject to the following additional conditions: (A) except in the case of an assignment to a Lender or an Affiliate of a Lender or an assignment of the entire remaining amount of the assigning Lender’s Commitment or Loans, the amount of the Commitment or Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment Agreement with respect to such assignment is delivered to the Administrative Agent) shall not be less than $500,000, unless the Administrative Agent otherwise consents; (B) each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement and the other Loan Documents; and (C) the parties to each assignment shall execute and deliver to the Administrative Agent (with a copy to the Borrower, provided that the failure to give such copy to the Borrower shall not affect the validity of such Assignment Agreement) an Assignment Agreement in form and substance reasonably satisfactory to Administrative Agent. (iii) Subject to acceptance and recording thereof pursuant to paragraph (d) of this Section, from and after the effective date specified in each Assignment Agreement, the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment Agreement, have the rights and obligations of a Lender under the Loan Documents, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment Agreement, be released from its obligations under the Loan Documents (and, in the case of an Assignment Agreement covering all of the assigning Lender’s rights and obligations under the Loan Documents, such Lender shall cease to be a party hereto). Any assignment or transfer by a Lender of rights or obligations under the Loan Documents that does not comply with this Section 13.05 shall be treated for purposes of the Loan Documents as a sale by such Lender of a participation in such rights and obligations in accordance with paragraph (e) of this Section. (d) Register. The Administrative Agent, acting for this purpose as a non-fiduciary agent of Borrower, shall maintain at one of its offices a copy of each Assignment Agreement delivered to

-87- it and a register for the recordation of the names and addresses of the Lenders, and the Commitment of, and principal amount (and stated interest) of the Loans owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive absent manifest error, and Borrower, the Administrative Agent, and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by Borrower and any Lender, at any reasonable time and from time to time upon reasonable prior notice. No assignment shall be effective for purposes of this Agreement unless (i) it has been recorded in the Register as provided in this paragraph and (ii) any written consent to such assignment required by paragraph (b) of this Section has been obtained. (e) Participations. Any Lender may at any time, without the consent of, or notice to, Borrower, sell participations to any Person (a “Participant”), other than an Ineligible Assignee, in all or a portion of such Lender’s rights and obligations under the Loan Documents (including all or a portion of its Commitment and the Loans owing to it); provided that (i) such Lender’s obligations under the Loan Documents shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) Borrower shall continue to deal solely and directly with such Lender in connection therewith. (f) Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver that would (i) increase or extend the term of such Lender’s Commitment, (ii) extend the date fixed for the payment of principal of or interest on the Loans or any portion of any fee hereunder payable to the Participant, (iii) reduce the amount of any such payment of principal, or (iv) reduce the rate at which interest is payable thereon to a level below the rate at which the Participant is entitled to receive such interest. Borrower agrees that each Participant shall be entitled to the benefits of Section 5.03 (subject to the requirements and limitations therein, including the requirements under Section 5.03(f) (it being understood that the documentation required under Section 5.03(f) shall be delivered to Borrower and the participating Lender)) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to Section 13.05(a), provided that such Participant (A) agrees to be subject to the provisions of Section 5.03(h) as if it were an assignee under Section 13.05(a); and (B) shall not be entitled to receive any greater payment under Section 5.03, with respect to any participation, than its participating Lender would have been entitled to receive, unless the sale of the participation to such Participant is made with Borrower’s prior written consent. To the extent permitted by Law, each Participant also shall be entitled to the benefits of Section 4.04(a) as though it were a Lender. Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of Borrower, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Loans or other obligations under the Loan Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any commitments, loans, letters of credit or its other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such commitment,

-88- loan, letter of credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. (g) Certain Pledges. Subject to Section 13.05(d), the Lenders may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement and any other Loan Document to secure obligations of the Lenders, including any pledge or assignment to secure obligations to a Federal Reserve Bank or another central bank; provided that no such pledge or assignment shall release the Lenders from any of their obligations hereunder or substitute any such pledgee or assignee for the Lenders as a party hereto. Section 13.06. Survival. The obligations of Borrower under Sections 5.01, 5.02, 5.03, 13.03, 13.05, 13.09, 13.10, 13.11, 13.12, 13.13, 13.14 and Article 11 (solely to the extent guaranteeing any of the obligations under the foregoing Sections) shall survive the repayment of the Obligations and the termination of the Commitments and, in the case of any Lender’s assignment of any interest in the Commitments or the Loans hereunder, shall survive, in the case of any event or circumstance that occurred prior to the effective date of such assignment, the making of such assignment, notwithstanding that such Lenders may cease to be a “Lender” hereunder. In addition, each representation and warranty made, or deemed to be made by a notice of the Loans, herein or pursuant hereto shall survive the making of such representation and warranty. Section 13.07. Captions. The table of contents and captions and section headings appearing herein are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Agreement. Section 13.08. Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart. Delivery of an executed signature page of this Agreement by facsimile transmission, electronic transmission (in PDF format) or DocuSign shall be effective as delivery of a manually executed counterpart hereof. The words “execution,” “signed,” “signature,” and words of like import in any Assignment Agreement shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. Section 13.09. GOVERNING LAW. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS, THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER, AND ALL CLAIMS, DISPUTES AND MATTERS ARISING HEREUNDER OR THEREUNDER OR RELATED HERETO OR THERETO, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED IN AND TO BE PERFORMED ENTIRELY

-89- WITHIN THAT STATE, WITHOUT REFERENCE TO CONFLICTS OF LAWS PROVISIONS (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW). Section 13.10. JURISDICTION, SERVICE OF PROCESS AND VENUE. (a) SUBMISSION TO JURISDICTION. EACH OBLIGOR AGREES THAT ANY SUIT, ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT TO WHICH IT IS A PARTY OR ANY JUDGMENT ENTERED BY ANY COURT IN RESPECT THEREOF SHALL BE BROUGHT IN THE SUPREME COURT OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF EACH SUCH COURT FOR THE PURPOSE OF ANY SUCH SUIT, ACTION, PROCEEDING OR JUDGMENT. (b) Alternative Process. Nothing herein shall in any way be deemed to limit the ability of the Lenders to serve any such process or summonses in any other manner permitted by applicable Law. (c) WAIVER OF VENUE, ETC. EACH OBLIGOR IRREVOCABLY WAIVES TO THE FULLEST EXTENT PERMITTED BY LAW ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND HEREBY FURTHER IRREVOCABLY WAIVES TO THE FULLEST EXTENT PERMITTED BY LAW ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. A FINAL JUDGMENT (IN RESPECT OF WHICH TIME FOR ALL APPEALS HAS ELAPSED) IN ANY SUCH SUIT, ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN ANY COURT TO THE JURISDICTION OF WHICH SUCH OBLIGOR IS OR MAY BE SUBJECT, BY SUIT UPON JUDGMENT. Section 13.11. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. Section 13.12. WAIVER OF IMMUNITY. TO THE EXTENT THAT ANY OBLIGOR MAY BE OR BECOME ENTITLED TO CLAIM FOR ITSELF OR ITS PROPERTY OR REVENUES ANY IMMUNITY ON THE GROUND OF SOVEREIGNTY OR THE LIKE FROM SUIT, COURT JURISDICTION, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OF A JUDGMENT OR EXECUTION OF A JUDGMENT, AND TO THE EXTENT THAT IN ANY SUCH JURISDICTION THERE MAY BE ATTRIBUTED SUCH AN IMMUNITY (WHETHER OR NOT CLAIMED), SUCH OBLIGOR HEREBY IRREVOCABLY AGREES NOT TO CLAIM AND HEREBY

-90- IRREVOCABLY WAIVES SUCH IMMUNITY WITH RESPECT TO ITS OBLIGATIONS UNDER THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS. Section 13.13. Entire Agreement. This Agreement and the other Loan Documents constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Each Obligor acknowledges, represents and warrants that in deciding to enter into this Agreement and the other Loan Documents or in taking or not taking any action hereunder or thereunder, it has not relied, and will not rely, on any statement, representation, warranty, covenant, agreement or understanding, whether written or oral, of or with the Lenders other than those expressly set forth in this Agreement and the other Loan Documents. Section 13.14. Severability. If any provision hereof is found by a court to be invalid or unenforceable, to the fullest extent permitted by applicable Law the parties agree that such invalidity or unenforceability shall not impair the validity or enforceability of any other provision hereof. Section 13.15. No Fiduciary Relationship. The Administrative Agent, each Lender and their Affiliates (collectively, solely for purposes of this paragraph, the “Lenders”), may have economic interests that conflict with those of the Obligors, their stockholders and/or their Affiliates (collectively, solely for purposes of this paragraph, the “Obligors”). The Obligors acknowledge that the Lenders have no fiduciary relationship with, or fiduciary duty to, any Obligor arising out of or in connection with this Agreement or the other Loan Documents, and the relationship between each Lender and each Obligor are solely that of creditors and debtors. This Agreement and the other Loan Documents do not create a joint venture among the parties. Section 13.16. USA Patriot Act. The Administrative Agent and the Lenders hereby notify the Obligors that pursuant to the requirements of the USA PATRIOT Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Act”) and 31 C.F.R. § 1010.230 (the “Beneficial Ownership Regulation”), they are required to obtain, verify and record information that identifies the Obligors, which information includes the name and address of each Obligor and other information that will allow the Administrative Agent and such Lender to identify each Obligor in accordance with the Act and Beneficial Ownership Regulation, including a beneficial ownership certification in form and substance acceptable to the Administrative Agent. Section 13.17. Treatment of Certain Information; Confidentiality. The Lenders agree to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed to (a) its Affiliates and to its and its Affiliates’ respective partners, directors, officers, employees, agents, trustees, advisors and representatives (collectively, “Representatives”) (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such information and instructed to keep such Information confidential), (b) to the extent requested by any regulatory authority purporting to have jurisdiction over it (including any self-regulatory authority, such as FINRA or the National Association of Insurance Commissioners) or any exchange, (c) to the extent required by the applicable Laws or by any subpoena or similar legal process, (d) to any other party hereto, (e) in connection with the exercise of any remedies hereunder or under any other Loan Document or any action or proceeding relating

-91- to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder, (f) subject to an agreement containing provisions substantially the same as those in this Section, to (i) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement or (ii) any actual or prospective counterparty (or its advisors) to any swap or derivative transaction relating to Borrower or any Guarantor and its obligation, (g) with the consent of Borrower or (h) to the extent such Information (x) becomes publicly available other than as a result of a breach of this Section or (y) becomes available to the Lender, or any of its respective Representatives on a nonconfidential basis from a source other than Borrower or any other Obligor. For purposes of this Section, “Information” means all information received from an Obligor relating such Obligor or its Subsidiary or any of their respective businesses, except that the term “Information” shall not include, and the Lenders shall not be subject to any confidentiality obligation with respect to any information that (i) is or becomes available to the Lender or any of its Representatives on a nonconfidential basis prior to disclosure by an Obligor or its Subsidiary, (ii) becomes available to a Lender or any of its Representatives after disclosure by Borrower or any other Obligor from a source that, to the knowledge of such Lender, is not subject to a confidentiality obligation to Borrower or such other Obligor (iii) is or becomes publicly available other than as a result of a breach by such Lender, or (iv) is developed by a Lender or any of its Representatives. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information. In the case of any Lender that has elected to receive material non-public information pursuant to the last paragraph of Section 8.02, such Lender acknowledges that (a) the Information may include material non-public information concerning an Obligor or its Subsidiary, as the case may be, (b) it has developed compliance procedures regarding the use of material non-public information and (c) it will handle such material non-public information in accordance with applicable Law, including United States federal and state securities Laws. Section 13.18. Releases of Guarantees and Liens. (a) Notwithstanding anything to the contrary contained herein or in any other Loan Document, each Lender agrees, and the Administrative Agent is hereby irrevocably authorized by each Lender and given a limited power of attorney by each Lender to perform the actions described hereafter in this Section 13.18 (without requirement of notice to or consent of any Lender except as expressly required by Section 13.04) to take any action reasonably requested by Borrower having the effect of releasing any Collateral or Obligations (i) to the extent necessary to permit consummation of any transaction not prohibited by any Loan Document or that has been consented to by the Lenders or (ii) under the circumstances described in paragraph (b) below. (b) At such time as the Loans and the other Obligations (other than the inchoate indemnity obligations) under the Loan Documents shall have been paid in full in cash and the Commitments have been terminated, the Collateral shall be released from the Liens created by the Security Documents, and the Security Documents and all obligations (other than those expressly stated to survive such termination) of the Administrative Agent and each Obligor under the Security Documents shall terminate, all without delivery of any instrument or performance of any

-92- act by any Person. Section 13.19. Acknowledgement and Consent to Bail-In of Affected Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Affected Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by: (a) the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an Affected Financial Institution; and (b) the effects of any Bail-In Action on any such liability, including, if applicable: (i) a reduction in full or in part or cancellation of any such liability; (ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or (iii) the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of the Applicable Resolution Authority. [Remainder of the Page Intentionally Left Blank; Signature Pages Follow]

[Signature Page to Credit Agreement and Guaranty] IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written. BORROWER: ISOPLEXIS CORPORATION By:____________________________________ Name: Title:

[Signature Page to Credit Agreement and Guaranty] PERCEPTIVE CREDIT HOLDINGS III, LP, as Administrative Agent and a Lender By: Perceptive Credit Opportunities GP, LLC, its general partner By:_________________________________ Name: Sandeep Dixit Title: Chief Credit Officer By:_________________________________ Name: Sam Chawla Title: Portfolio Manager

ANNEX B Conformed Credit Agreement (Third Amendment)

EXECUTION VERSION 4853-2066-2739 7027014 CREDIT AGREEMENT AND GUARANTY1 DATED AS OF DECEMBER 30, 2020 AMONG ISOPLEXIS CORPORATION, AS BORROWER, THE GUARANTORS FROM TIME TO TIME PARTY HERETO, AS GUARANTORS, THE LENDERS FROM TIME TO TIME PARTY HERETO, AS LENDERS, AND PERCEPTIVE CREDIT HOLDINGS III, LP, AS ADMINISTRATIVE AGENT AND AS A LENDER $50,000,000 1 Conformed to reflect changes from the First Amendment to Credit Agreement and Guaranty, dated as of May 27, 2021, the Second Amendment to Credit Agreement and Guaranty, dated as of October 29, 2021 and the Third Amendment to Credit Agreement and Guaranty, dated as of March 30, 2022.

-i- TABLE OF CONTENTS SECTION HEADING PAGE ARTICLE I DEFINITIONS ................................................................................................. 1 Section 1.01. Certain Defined Terms .......................................................................... 1 Section 1.02. Accounting Terms and Principles ....................................................... 25 Section 1.03. Interpretation ....................................................................................... 26 Section 1.04. Divisions .............................................................................................. 27 ARTICLE 2 THE COMMITMENTS ................................................................................... 27 Section 2.01. Loans ................................................................................................... 27 Section 2.02. Proportionate Shares ............................................................................ 29 Section 2.03. Fees ...................................................................................................... 29 Section 2.04. Notes .................................................................................................... 29 Section 2.05. Use of Proceeds ................................................................................... 29 ARTICLE 3 PAYMENTS OF PRINCIPAL AND INTEREST ................................................... 29 Section 3.01. Repayment ........................................................................................... 29 Section 3.02. Interest ................................................................................................. 30 Section 3.03. Prepayments ........................................................................................ 31 ARTICLE 4 PAYMENTS .................................................................................................. 34 Section 4.01. Payments .............................................................................................. 34 Section 4.02. Computations ....................................................................................... 35 Section 4.03. Notices ................................................................................................. 35 Section 4.04. Set-Off ................................................................................................. 35 ARTICLE 5 YIELD PROTECTION .................................................................................... 35 Section 5.01. Additional Costs .................................................................................. 35 Section 5.02. Illegality ............................................................................................... 36 Section 5.03. Taxes .................................................................................................... 37 Section 5.04. Delay in Requests ................................................................................ 41 ARTICLE 6 CONDITIONS PRECEDENT ............................................................................ 41 Section 6.01. Conditions to Tranche A Loan; Closing Date ..................................... 41 Section 6.02. Conditions to Tranche B Loan; Tranche B Loan Borrowing Date ..... 44 Section 6.03. Conditions to Tranche C Loan; Tranche C Loan Borrowing Date ..... 44 Section 6.04. Conditions to Tranche D Loan; Tranche D Loan Borrowing Date ..... 45 ARTICLE 7 REPRESENTATIONS AND WARRANTIES ....................................................... 46 Section 7.01. Power and Authority ............................................................................ 46 Section 7.02. Authorization; Enforceability .............................................................. 46

-ii- Section 7.03. Governmental and Other Approvals; No Conflicts ............................. 47 Section 7.04. Financial Statements; Projections; Material Adverse Change ............ 47 Section 7.05. Properties ............................................................................................. 48 Section 7.06. No Actions or Proceedings .................................................................. 49 Section 7.07. Compliance with Laws and Agreements ............................................. 50 Section 7.08. Taxes .................................................................................................... 50 Section 7.09. Full Disclosure ..................................................................................... 50 Section 7.10. Regulation ............................................................................................ 50 Section 7.11. Solvency .............................................................................................. 50 Section 7.12. Subsidiaries .......................................................................................... 50 Section 7.13. Indebtedness and Liens ........................................................................ 50 Section 7.14. Material Agreements ........................................................................... 51 Section 7.15. Restrictive Agreements ....................................................................... 51 Section 7.16. Real Property ....................................................................................... 51 Section 7.17. Pension and Other Plans ...................................................................... 51 Section 7.18. Collateral; Security Interest ................................................................. 52 Section 7.19. Capitalization ....................................................................................... 52 Section 7.20. Insurance .............................................................................................. 52 Section 7.21. Certain Fees ......................................................................................... 52 Section 7.22. Sanctions Laws .................................................................................... 52 Section 7.23. Anti-Corruption Laws ......................................................................... 52 Section 7.24. Anti-Terrorism Laws ........................................................................... 52 ARTICLE 8 AFFIRMATIVE COVENANTS AND FINANCIAL COVENANTS .......................... 53 Section 8.01. Financial Statements and Other Information ....................................... 53 Section 8.02. Notices of Material Events .................................................................. 55 Section 8.03. Existence; Maintenance of Properties, Etc .......................................... 58 Section 8.04. Payment of Obligations ....................................................................... 58 Section 8.05. Insurance .............................................................................................. 58 Section 8.06. Books and Records; Inspection Rights ................................................ 59 Section 8.07. Compliance with Laws ........................................................................ 59 Section 8.08. Licenses ............................................................................................... 60 Section 8.09. Action under Environmental Laws ...................................................... 60 Section 8.10. Use of Proceeds ................................................................................... 60 Section 8.11. Certain Obligations Respecting Subsidiaries; Further Assurances; Intellectual Property ............................................................................ 60 Section 8.12. Termination of Non-Permitted Liens .................................................. 61 Section 8.13. Non-Consolidation .............................................................................. 61 Section 8.14. Anti-Terrorism and Anti-Corruption Laws ......................................... 62 Section 8.15. Financial Covenants ............................................................................ 62 Section 8.16. Maintenance of Material Agreements, Intellectual Property, Etc. ...... 63 Section 8.17. Cash Management ............................................................................... 63 Section 8.18. Board Observer Rights ........................................................................ 63 Section 8.19. Post-Closing Obligations ..................................................................... 64

-iii- ARTICLE 9 NEGATIVE COVENANTS .............................................................................. 64 Section 9.01. Indebtedness ........................................................................................ 64 Section 9.02. Liens .................................................................................................... 65 Section 9.03. Fundamental Changes and Acquisitions ............................................. 67 Section 9.04. Lines of Business ................................................................................. 67 Section 9.05. Investments .......................................................................................... 67 Section 9.06. Restricted Payments ............................................................................ 69 Section 9.07. Payments of Indebtedness ................................................................... 69 Section 9.08. Change in Fiscal Year ......................................................................... 69 Section 9.09. Sales of Assets, Etc .............................................................................. 69 Section 9.10. Transactions with Affiliates ................................................................ 70 Section 9.11. Restrictive Agreements ....................................................................... 71 Section 9.12. Organizational Documents, Material Agreements .............................. 71 Section 9.13. Operating Leases ................................................................................. 71 Section 9.14. Sales and Leasebacks .......................................................................... 72 Section 9.15. Hazardous Material ............................................................................. 72 Section 9.16. Accounting Changes ............................................................................ 72 Section 9.17. Compliance with ERISA ..................................................................... 72 Section 9.18. Deposit Accounts ................................................................................. 72 Section 9.19. Outbound Licenses .............................................................................. 72 Section 9.20. Inbound Licenses ................................................................................. 72 ARTICLE 10 EVENTS OF DEFAULT .................................................................................. 73 Section 10.01. Events of Default ................................................................................. 73 Section 10.02. Remedies ............................................................................................. 75 Section 10.03. Prepayment Premium and Redemption Price ...................................... 75 ARTICLE 11 GUARANTEE ............................................................................................... 76 Section 11.01. The Guarantee ..................................................................................... 76 Section 11.02. Obligations Unconditional ................................................................... 76 Section 11.03. Reinstatement ...................................................................................... 77 Section 11.04. Subrogation .......................................................................................... 77 Section 11.05. Remedies ............................................................................................. 77 Section 11.06. Instrument for the Payment of Money ................................................. 78 Section 11.07. Continuing Guarantee .......................................................................... 78 Section 11.08. Rights of Contribution ......................................................................... 78 Section 11.09. General Limitation on Guarantee Obligations .................................... 78 ARTICLE 12 ADMINISTRATIVE AGENT ........................................................................... 79 Section 12.01. Appointment ........................................................................................ 79 Section 12.02. Rights as a Lender ............................................................................... 79 Section 12.03. Exculpatory Provisions ........................................................................ 79 Section 12.04. Reliance by Administrative Agent ...................................................... 80 Section 12.05. Delegation of Duties ............................................................................ 81

-iv- Section 12.06. Resignation of Agent ........................................................................... 81 Section 12.07. Non-Reliance on Administrative Agent and Other Lenders ............... 82 Section 12.08. Administrative Agent May File Proofs of Claim ................................ 82 Section 12.09. Collateral and Guaranty Matters; Appointment of Administrative Agent ................................................................................................... 83 ARTICLE 13 MISCELLANEOUS ........................................................................................ 84 Section 13.01. No Waiver ........................................................................................... 84 Section 13.02. Notices ................................................................................................. 84 Section 13.03. Expenses, Indemnification .................................................................. 84 Section 13.04. Amendments ........................................................................................ 85 Section 13.05. Successors and Assigns ....................................................................... 86 Section 13.06. Survival ................................................................................................ 89 Section 13.07. Captions ............................................................................................... 89 Section 13.08. Counterparts ........................................................................................ 89 Section 13.09. GOVERNING LAW ........................................................................... 89 Section 13.10. JURISDICTION, SERVICE OF PROCESS AND VENUE ............... 89 Section 13.11. WAIVER OF JURY TRIAL ............................................................... 90 Section 13.12. WAIVER OF IMMUNITY ................................................................. 90 Section 13.13. Entire Agreement ................................................................................. 90 Section 13.14. Severability .......................................................................................... 91 Section 13.15. No Fiduciary Relationship ................................................................... 91 Section 13.16. USA Patriot Act ................................................................................... 91 Section 13.17. Treatment of Certain Information; Confidentiality ............................. 91 Section 13.18. Releases of Guarantees and Liens ....................................................... 92 Section 13.19. Acknowledgement and Consent to Bail-In of Affected Financial Institutions ........................................................................................... 92 SCHEDULES: SCHEDULE 1 — Commitments and Warrant Shares SCHEDULE 2 — Notice Addresses SCHEDULE 7.03 — Certain Consents SCHEDULE 7.05(b) — Obligor Intellectual Property SCHEDULE 7.12 — Subsidiaries SCHEDULE 7.13A — Existing Indebtedness SCHEDULE 7.13B — Existing Liens SCHEDULE 7.14 — Material Agreements SCHEDULE 7.15 — Restrictive Agreements SCHEDULE 7.16 — Real Property SCHEDULE 7.17 — Pension Matters SCHEDULE 7.19 — Capitalization SCHEDULE 7.21 — Broker’s Fee SCHEDULE 8.19 — Post-Closing Obligations SCHEDULE 9.05 — Existing Investments SCHEDULE 9.10 — Transactions with Affiliates

-v- EXHIBITS: EXHIBIT A — Form of Guarantee Assumption Agreement EXHIBIT B — Form of Borrowing Notice EXHIBIT C — Form of Note EXHIBIT D — Form of U.S. Tax Compliance Certificate EXHIBIT E — Form of Compliance Certificate EXHIBIT F — Form of Assignment Agreement EXHIBIT G — Form of Security Agreement EXHIBIT H-1 — Form of Patent & Trademark Security Agreement EXHIBIT H-2 — Form of Copyright Security Agreement EXHIBIT I — Form of Collateral Questionnaire

CREDIT AGREEMENT AND GUARANTY, dated as of December 30, 2020 (this “Agreement”), among ISOPLEXIS CORPORATION, a Delaware corporation (“Borrower”), certain Guarantors from time to time parties hereto, the lenders from time to time party hereto (each, as a “Lender” and collectively, the “Lenders”), and PERCEPTIVE CREDIT HOLDINGS III, LP, a Delaware limited partnership (“Perceptive”), as administrative agent for the Lenders (in such capacity, together with its successors and assigns, the “Administrative Agent”). WITNESSETH: Borrower has requested the Lenders to make term loans to Borrower, and the Lenders are prepared to make such loans on and subject to the terms and conditions hereof. Accordingly, the parties agree as follows: ARTICLE I DEFINITIONS Section 1.01. Certain Defined Terms. As used herein, the following terms have the following respective meanings: “Accounting Change” has the meaning set forth in Section 1.02. “Accounting Change Notice” has the meaning set forth in Section 1.02. “Acquisition” means any transaction, or any series of related transactions, by which any Person directly or indirectly, by means of a take-over bid, tender offer, amalgamation, merger, purchase of assets, or similar transaction having the same effect as any of the foregoing, (a) acquires all or substantially all of the assets of any Person engaged in any business, (b) acquires all or substantially all of a business line or unit or division of any other Person, (c) acquires control of securities of a Person engaged in a business representing more than 50% of the ordinary voting power for the election of directors or other governing body if the business affairs of such Person are managed by a Board or other governing body, or (d) acquires control of more than 50% of the ownership interest in any Person engaged in any business that is not managed by a Board or other governing body. “Act” has the meaning set forth in Section 13.16. “Administrative Agent” has the meaning set forth in the introduction hereto. “Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK Financial Institution.

-2- “Affiliate” means, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified. “Agreement” has the meaning set forth in the introduction hereto. “Amended and Restated Warrant Certificate” means the amended and restated warrant, delivered to the Administrative Agent on the Third Amendment Effective Date that, among other things, grants the holder thereof the right to purchase the number of shares of common stock of Borrower as indicated on the Warrant Shares table on Schedule 1, as the Amended and Restated Warrant Certificate may be further amended, replaced or otherwise modified pursuant to the terms thereof. “Anti-Corruption Laws” means all laws, rules and regulations of any jurisdiction applicable to the Obligors and their Affiliates concerning or relating to bribery or corruption, including, without limitation, the Foreign Corrupt Practices Act of 1977, as amended. “Anti-Terrorism Laws” means any laws or regulations relating to terrorism or money laundering, including, without limitation the Bank Secrecy Act (31 U.S.C. §§ 5311 et seq.), the Money Laundering Control Act of 1986 (18 U.S.C. §§ 1956 et seq.), the USA Patriot Act and any similar law enacted in the United States after the date of this Agreement. “Applicable Margin” means 9.50% per annum, as such percentage may be increased by Section 3.02(d). “Approved Fund” means any Person (other than a natural person) that is engaged in making, purchasing, holding or investing in bank loans and similar extensions of credit in the ordinary course of its business and that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender. “Asset Sale” has the meaning set forth in Section 9.09. “Assignment Agreement” means an assignment and assumption entered into by a Lender and an assignee of such Lender in substantially the form of Exhibit F. “Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution. “Bail-In Legislation” means (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, regulation, rule or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings).

-3- “Bankruptcy Code” means Title 11 of the United States Code entitled “Bankruptcy.” “Beneficial Ownership Regulation” has the meaning set forth in Section 13.16. “Benefit Plan” means any employee benefit plan as defined in Section 3(3) of ERISA to which any Obligor or Subsidiary thereof incurs or otherwise has any obligation or liability, contingent or otherwise. “Board” means, with respect to any Person, the board of directors (or equivalent governing body) of such Person or any Committee thereof. “Borrower” has the meaning set forth in the introduction hereto. “Borrowing” means a borrowing consisting of a Tranche A Loan made by the Lenders on the Closing Date, a Tranche B Loan made by the Lenders on the Tranche B Loan Borrowing Date, a Tranche C Loan made by the Lenders on the Tranche C Loan Borrowing Date or a Tranche D Loan made by the Lenders on the Tranche D Loan Borrowing Date, as applicable. “Borrowing Notice” means a notice substantially in the form attached hereto as Exhibit B. “Business Day” means a day (other than a Saturday or Sunday) on which commercial banks are not authorized or required to close in New York City and, when determined in connection with notices and determinations in respect of LIBOR or any Loan or any funding, Interest Period or any payments in respect of the Loans, that is also a day on which dealings in dollar deposits are carried on in the London interbank market. “Capital Lease Obligations” means, as to any Person, the obligations of such Person to pay rent or other amounts under a lease of (or other agreement conveying the right to use) real and/or personal Property which obligations are required to be classified and accounted for as a capital lease on a balance sheet of such Person under GAAP and, for purposes of this Agreement, the amount of such obligations shall be the capitalized amount thereof, determined substantially in accordance with GAAP; provided that any obligations that were not required to be included on the balance sheet of such Person as capital lease obligations when incurred (whether now outstanding or at any time incurred or entered into) but are subsequently re-characterized as capital lease obligations due to a change in accounting rules under GAAP after the Closing Date shall for all purposes hereunder not be treated as a Capital Lease Obligation. “Casualty Event” means any actual or constructive loss, condemnation, destruction, confiscation, requisition, seizure or forfeiture of all or any material portion of the assets of Borrower or any other Obligor, excluding only those assets, individually or in the aggregate, subject to any such event during any calendar year with a fair market value as of the date thereof equal to or less than $1,000,000. “Change of Control” means (a) any “person” or “group” (within the meaning of Rule 13d- 5 of the Exchange Act as in effect on the date hereof) shall own, directly or indirectly, beneficially or of record, shares representing 40% or more of the aggregate ordinary voting power represented

-4- by the issued and outstanding Equity Interests of Borrower, (b) Borrower ceases to directly own, beneficially and of record, 100% of the issued and outstanding Equity Interests of each of its Subsidiaries, or (c) during any period of twelve (12) consecutive calendar months, the occupation of a majority of the seats (other than vacant seats) on the Board of Borrower by Persons who were neither (i) nominated by the Board of Borrower, nor (ii) appointed by directors on the Board of Borrower on the Closing Date. “Chinese Subsidiary” means IsoPlexis Trading Co., Ltd. “Claims” includes claims, litigation, demands, complaints, grievances, actions, applications, suits, causes of action, orders, charges, indictments, prosecutions, information (brought by a public prosecutor without grand jury indictment) or other similar processes, assessments or reassessments. “CLIA” means the Clinical Laboratory Improvement Amendments (CLIA) of 1988, as amended from time to time, and the rules, regulations, guidelines, guidance documents and compliance policy guides issued or promulgated thereunder. “Closing Date” means the Business Day on which all of the conditions set forth in Section 6.01 have been satisfied or waived by the Lenders and the Tranche A Loan is made. “Closing Fee” has the meaning set forth in Section 2.03. “Code” means the Internal Revenue Code of 1986, as amended from time to time. “Collateral” means any Property in which a Lien is purported to be granted under any of the Security Documents (or all such Property, as the context may require). “Collateral Questionnaire” means that certain Collateral Questionnaire and certification by a Responsible Officer of Borrower substantially in the form of attached hereto as Exhibit I and otherwise in form and substance satisfactory to the Administrative Agent. “Commitment” means, with respect to each Lender, such Lender’s (a) Tranche A Loan Commitment, (b) Tranche B Loan Commitment, (c) Tranche C Loan Commitment and (d) Tranche D Loan Commitment, and “Commitments” means all such commitments of all Lenders. The aggregate Commitments of all Lenders as of the Third Amendment Effective Date after giving effect to the Tranche A Loan made on the Closing Date, the Tranche B Term Loan made on the Tranche B Borrowing Date and the Tranche C Term Loan made on the Tranche C Borrowing Date is $7,500,000. “Committee” means, with respect to any board of directors (or other governing body), any committee thereof duly authorized to act on behalf of such board of directors (or other governing body). “Commodity Account” has the meaning set forth in the Security Agreement.

-5- “Compliance Certificate” has the meaning set forth in Section 8.01(d). “Connection Income Taxes” means Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes. “Contracts” means any contract, license, lease, agreement, obligation, promise, undertaking, understanding, arrangement, document, commitment, entitlement or engagement under which a Person has, or will have, any liability or contingent liability (in each case, whether written or oral, express or implied, and whether in respect of monetary or payment obligations, performance obligations or otherwise), excluding the Loan Documents. “Control” means, in respect of a particular Person, the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto. “Controlled Account” has the meaning set forth in Section 8.17(a)(i). “Copyrights” has the meaning set forth in the Security Agreement. “Default” means any Event of Default and any event that, upon the giving of notice, the lapse of time or both, would constitute an Event of Default. “Default Rate” has the meaning set forth in Section 3.02(d). “Deposit Account” has the meaning set forth in the Security Agreement and relates to such accounts located and/or maintained in the United States of America. “Designated Person” means a person or entity: (a) listed in the annex to, or otherwise targeted by the provisions of, the Executive Order (as disclosed by World-Check or another reputable commercially available database); (b) named as a “Specially Designated National and Blocked Person” on the most current list published by OFAC at its official website or any replacement website or other replacement official publication of such list (as disclosed by World-Check or another reputable commercially available database); or (c) with which the Lenders are prohibited from dealing or otherwise engaging in any transaction by any Economic Sanctions Laws. “Device” means any instrument, apparatus, implement, machine, contrivance, implant, in vitro reagent or other similar or related item, including any component, part or accessory, developed by the Obligors.

-6- “Disqualified Equity Interests” means, with respect to any Person, any Equity Interest of such Person that, by its terms (or by the terms of any security or other Equity Interest into which it is convertible or for which it is exchangeable upon exercise or otherwise), or upon the happening of any event or condition (i) matures or is mandatorily redeemable (other than solely for Qualified Equity Interests), including pursuant to a sinking fund obligation or otherwise, (ii) is redeemable at the option of the holder thereof (other than solely for Qualified Equity Interests), in whole or in part, (iii) provides for the scheduled payments of dividends or other distributions in cash or other securities that would constitute Disqualified Equity Interests, or (iv) is or becomes convertible into or exchangeable for Indebtedness or any other Equity Interests that would constitute Disqualified Equity Interests, in each case, prior to the date that is one hundred and eighty (180) days after the Stated Maturity Date; provided that, if such Equity Interests are issued pursuant to any plan for the benefit of directors, officers, employees or consultants of such Person or by any such plan to such directors, officers, employees or consultants, such Equity Interests shall not constitute Disqualified Equity Interests solely because they may be required to be repurchased by such Person upon the death, disability, retirement or termination of employment or service of such director, officer, employee or consultant. “Dollars” and “$” means lawful money of the United States of America. “Domestic Subsidiary” means any Subsidiary that is organized under the laws of the United States, any state thereof or the District of Columbia. “Economic Sanctions Laws” means: (a) the Executive Order, the International Emergency Economic Powers Act (50 U.S.C. §§ 1701 et seq.), the Trading with the Enemy Act (50 U.S.C. App. §§ 1 et seq.), any other law or regulation promulgated thereunder from time to time and administered by OFAC and any similar law enacted in the United States after the date of this Agreement; and (b) any other similar applicable law now or hereafter enacted in any other applicable jurisdiction. “EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent. “EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway. “EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

-7- “Environmental Law” means any federal, state, provincial or local governmental law, rule, regulation, order, writ, judgment, injunction or decree relating to pollution or protection of the environment or the treatment, storage, disposal, release, threatened release or handling of hazardous materials, and all local laws and regulations related to environmental matters and any specific agreements entered into with any competent authorities which include commitments related to environmental matters. “Equity Interest” means, with respect to any Person, any and all shares, interests, participations or other equivalents, including membership interests (however designated, whether voting or nonvoting), of equity of such Person, including, if such Person is a partnership, partnership interests (whether general or limited) and any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of property of, such partnership, but excluding debt securities convertible or exchangeable into such equity. “ERISA” means the United States Employee Retirement Income Security Act of 1974, as amended. “ERISA Affiliate” means, collectively, any Obligor, Subsidiary thereof, and any Person under common control, or treated as a single employer, with any Obligor or Subsidiary thereof, within the meaning of Section 414(b), (c), (m) or (o) of the Code. “ERISA Event” means (i) a reportable event as defined in Section 4043 of ERISA with respect to a Title IV Plan, excluding, however, such events as to which the PBGC by regulation has waived the requirement of Section 4043(a) of ERISA that it be notified within thirty (30) days of the occurrence of such event; (ii) the applicability of the requirements of Section 4043(b) of ERISA with respect to a contributing sponsor, as defined in Section 4001(a)(13) of ERISA, to any Title IV Plan where an event described in paragraph (9), (10), (11), (12) or (13) of Section 4043(c) of ERISA is reasonably expected to occur with respect to such plan within the following thirty (30) days; (iii) a withdrawal by any Obligor or any ERISA Affiliate thereof from a Title IV Plan or the termination of any Title IV Plan resulting in liability under Sections 4063 or 4064 of ERISA; (iv) the withdrawal of any Obligor or any ERISA Affiliate thereof in a complete or partial withdrawal (within the meaning of Section 4203 and 4205 of ERISA) from any Multiemployer Plan if there is any potential liability therefore, or the receipt by any Obligor or any ERISA Affiliate thereof of notice from any Multiemployer Plan that it is in reorganization or insolvency pursuant to Section 4241 or 4245 of ERISA; (v) the filing of a notice of intent to terminate, the treatment of a plan amendment as a termination under Section 4041 or 4041A of ERISA, or the commencement of proceedings by the PBGC to terminate a Title IV Plan or Multiemployer Plan; (vi) the imposition of liability on any Obligor or any ERISA Affiliate thereof pursuant to Sections 4062(e) or 4069 of ERISA or by reason of the application of Section 4212(c) of ERISA; (vii) the failure by any Obligor or any ERISA Affiliate thereof to make any required contribution to a Plan, or the failure to meet the minimum funding standard of Section 412 of the Code with respect to any Title IV Plan (whether or not waived in accordance with Section 412(c) of the Code) or the failure to make by its due date a required installment under Section 430 of the Code with respect to any Title IV Plan or the failure to make any required contribution to a Multiemployer Plan; (viii) the determination that any Title IV Plan is considered an at-risk plan or a plan in endangered to critical status within the meaning of Sections 430, 431 and 432 of the Code or

-8- Sections 303, 304 and 305 of ERISA; (ix) an event or condition which might reasonably be expected to constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Title IV Plan or Multiemployer Plan; (x) the imposition of any liability under Title I or Title IV of ERISA, other than PBGC premiums due but not delinquent under Section 4007 of ERISA, upon any Obligor or any ERISA Affiliate thereof; (xi) an application for a funding waiver under Section 303 of ERISA or an extension of any amortization period pursuant to Section 412 of the Code with respect to any Title IV Plan; (xii) the occurrence of a non-exempt prohibited transaction under Sections 406 or 407 of ERISA for which any Obligor or any Subsidiary thereof may be directly or indirectly liable; (xiii) a violation of the applicable requirements of Section 404 or 405 of ERISA or the exclusive benefit rule under Section 401(a) of the Code by any fiduciary or disqualified person for which any Obligor or any ERISA Affiliate thereof may be directly or indirectly liable; (xiv) the occurrence of an act or omission which could give rise to the imposition on any Obligor or any ERISA Affiliate thereof of fines, penalties, Taxes or related charges under Chapter 43 of the Code or under Sections 409, 502(c), (i) or (1) or 4071 of ERISA; (xv) the assertion of a material claim (other than routine claims for benefits) against any Plan or the assets thereof, or against any Obligor or any Subsidiary thereof in connection with any such plan; (xvi) receipt from the IRS of notice of the failure of any Qualified Plan to qualify under Section 401(a) of the Code, or the failure of any trust forming part of any Qualified Plan to fail to qualify for exemption from taxation under Section 501(a) of the Code; (xvii) the imposition of any lien (or the fulfillment of the conditions for the imposition of any lien) on any of the rights, properties or assets of any Obligor or any ERISA Affiliate thereof, in either case pursuant to Title I or IV, including Section 302(f) or 303(k) of ERISA or to Section 401(a)(29) or 430(k) of the Code; or (xviii) the establishment or amendment by any Obligor or any Subsidiary thereof of any “welfare plan,” as such term is defined in Section 3(1) of ERISA, that provides post-employment welfare benefits in a manner that would increase the liability of any Obligor, other than those benefits required under the Consolidated Omnibus Budget Reconciliation Act. “ERISA Funding Rules” means the rules regarding minimum required contributions (including any installment payment thereof) to Title IV Plans, as set forth in Sections 412, 430, 431, 432 and 436 of the Code and Sections 302, 303, 304 and 305 of ERISA. “EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor Person), as in effect from time to time. “Event of Default” has the meaning set forth in Section 10.01. “Excess Funding Guarantor” has the meaning set forth in Section 11.08. “Excess Payment” has the meaning set forth in Section 11.08. “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

-9- “Excluded Accounts” means deposit accounts exclusively used for payroll, payroll taxes and other employee wage and benefit payments to or for the benefit of the employees of Borrower and its Subsidiaries. “Excluded Taxes” means any of the following Taxes imposed on or with respect to a Recipient or required to be withheld or deducted from a payment to a Recipient: (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes and branch profits Taxes in each case (i) imposed as a result of such Recipient being organized under the laws of, or having its principal office or, in the case of a Lender, its applicable lending office located in, the jurisdiction imposing such Tax or (ii) that are Other Connection Taxes, (b) any U.S. federal withholding Taxes that are imposed on amounts payable to Lender to the extent that the obligation to withhold amounts existed on the date that (i) Lender became a “Lender” under this Agreement or (ii) Lender changes its lending office, except in each case to the extent Lender is a direct or indirect assignee of any other Lender that was entitled, at the time the assignment of such other Lender became effective, to receive additional amounts under Section 5.03 or Lender was entitled to receive additional amounts under Section 5.03 immediately before it changed its lending office, (c) any Taxes imposed in connection with FATCA, and (d) Taxes attributable to such Recipient’s failure to comply with Section 5.03(e). “Executive Order” means the US Executive Order No. 13224 on Blocking Property and Prohibiting Transactions with Persons who commit, Threaten to Commit, or Support Terrorism. “Expense Deposit” means a cash deposit in the amount of $50,000 made by Borrower to an Affiliate of Perceptive Advisors LLC pursuant to the Proposal Letter for the prepayment of the Lenders’ costs and expenses (payable pursuant to Section 13.03(a) and/or the Proposal Letter) incurred prior to the Closing Date. “FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof, any agreements entered into pursuant to Section 1471(b)(1) of the Code and any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental agreement, treaty or convention among Governmental Authorities entered into in connection with the implementation of the foregoing. “First Amendment” means the First Amendment to Credit Agreement and Guaranty, dated as of May 27, 2021, among Borrower, the Lenders and the Administrative Agent. “First Amendment Effective Date” means May 27, 2021. “Foreign Lender” means a Lender that is not a U.S. Person. “Foreign Subsidiary” means any Subsidiary that is not a Domestic Subsidiary. “GAAP” means generally accepted accounting principles in the United States of America, as in effect from time to time, set forth in the opinions and pronouncements of the Accounting

-10- Principles Board and the American Institute of Certified Public Accountants, in the statements and pronouncements of the Financial Accounting Standards Board and in such other statements by such other entity as may be in general use by significant segments of the accounting profession that are applicable to the circumstances as of the date of determination. Subject to Section 1.02, all references to “GAAP” shall be to GAAP applied consistently with the principles used in the preparation of the financial statements described in Section 7.04(a). “Governmental Approval” means any consent, authorization, approval, order, license, franchise, permit, certification, accreditation, registration, clearance, exemption, filing or notice that is issued or granted by or from (or pursuant to any act of) any Governmental Authority, including any application or submission related to any of the foregoing. “Governmental Authority” means any nation, government, branch of power (whether executive, legislative or judicial), state, municipality or other political subdivision thereof and any entity exercising executive, legislative, judicial, monetary, regulatory or administrative functions of or pertaining to government, including without limitation regulatory authorities, governmental departments, agencies, commissions, bureaus, officials, ministers, courts, bodies, boards, tribunals and dispute settlement panels, and other law-, rule- or regulation-making organizations or entities of any State, territory, county, city or other political subdivision of the United States. “Guarantee” of or by any Person (the “guarantor”) means any obligation, contingent or otherwise, of the guarantor guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation of any other Person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of the guarantor, direct or indirect, (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation or to purchase (or to advance or supply funds for the purchase of) any security for the payment thereof, (b) to purchase or lease property, securities or services for the purpose of assuring the owner of such Indebtedness or other obligation of the payment thereof, (c) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation or (d) as an account party in respect of any letter of credit or letter of guaranty issued to support such Indebtedness or obligation; provided, that the term Guarantee shall not include endorsements for collection or deposit in the Ordinary Course of Business. “Guarantee Assumption Agreement” means a Guarantee Assumption Agreement substantially in the form of Exhibit A by an entity that, pursuant to Section 8.11(a), is required to become a “Guarantor”. “Guaranteed Obligations” has the meaning set forth in Section 11.01. “Guarantor” means, collectively, each Subsidiary of Borrower on the Closing Date or joined as a Guarantor from time to time pursuant to Section 8.11(a). “Hazardous Material” means any substance, element, chemical, compound, product, solid, gas, liquid, waste, by-product, pollutant, contaminant or material which is hazardous or toxic, and includes, without limitation, (a) asbestos, polychlorinated biphenyls and petroleum

-11- (including crude oil or any fraction thereof) and (b) any material classified or regulated as “hazardous” or “toxic” or words of like import pursuant to an Environmental Law. “Hedging Agreement” means any interest rate exchange agreement, foreign currency exchange agreement, commodity price protection agreement or other interest or currency exchange rate or commodity price hedging arrangement. “Immaterial Foreign Subsidiary” means, as of any date, any Foreign Subsidiary for which (a) the consolidated total assets of such Foreign Subsidiary and its Subsidiaries, when taken together with the consolidated total assets of all other Immaterial Foreign Subsidiaries their subsidiaries, is not in excess of 5.0% of the consolidated total assets of the Borrower and its Subsidiaries and (b) the aggregate amount of the Total Revenue of such Foreign Subsidiary and its subsidiaries on a consolidated basis, when taken together with the contribution to Total Revenue of all other Immaterial Foreign Subsidiaries and their Subsidiaries on a consolidated basis, is not in excess of 5.0% of Total Revenue of the Borrower and its Subsidiaries, in each case as of the last day of any four quarter period; provided that notwithstanding the foregoing, at no time shall any Guarantor existing on the Closing Date or joined hereto pursuant to Section 8.11 subsequently be deemed an Immaterial Foreign Subsidiary. “Indebtedness” of any Person means, without duplication, (a) all obligations of such Person for borrowed money, (b) all obligations of such Person evidenced by bonds, debentures, notes, loan agreements or similar instruments, (c) all obligations of such Person upon which interest charges are customarily paid, (d) all obligations of such Person under conditional sale or other title retention agreements relating to Property acquired by such Person, (e) all obligations of such Person in respect of the deferred purchase price of Property or services (excluding current accounts payable incurred in the Ordinary Course of Business not overdue by more than one hundred twenty (120) days), (f) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on Property owned or acquired by such Person, whether or not the Indebtedness secured thereby has been assumed, (g) all Guarantees by such Person of Indebtedness of others, (h) all Capital Lease Obligations of such Person, (i) all obligations, contingent or otherwise, of such Person as an account party in respect of letters of credit and letters of guaranty, (j) obligations under any Hedging Agreement, currency swaps, forwards, futures or derivatives transactions, (k) all obligations, contingent or otherwise, of such Person in respect of bankers’ acceptances, (l) all obligations of such Person under license or other agreements containing a guaranteed minimum payment or purchase by such Person, (m) any Disqualified Equity Interests of such Person, (n) any earnout obligation at the time such obligation is both required to be reflected as a liability on the balance sheet of such Person in accordance with GAAP and not paid after becoming due and payable and (o) all other obligations required to be classified as indebtedness of such Person under GAAP. The Indebtedness of any Person shall, without duplication, include the Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person’s ownership interest in or other relationship with such entity, except to the extent the terms of such Indebtedness provide that such Person is not liable therefor. “Indemnified Party” has the meaning set forth in Section 13.03(b).

-12- “Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any Obligation and (b) to the extent not otherwise described in clause (a), Other Taxes. “Ineligible Assignee” means (a) a natural person or (b) the Obligors or any of their respective Affiliates. “Information” has the meaning set forth in Section 13.17. “Insolvency Proceeding” means (a) any case, action or proceeding before any court or other Governmental Authority relating to bankruptcy, reorganization, insolvency, liquidation, receivership, dissolution, winding-up or relief of debtors, or (b) any general assignment for the benefit of creditors, composition, marshaling of assets for creditors, or other, similar arrangement in respect of any Person’s creditors generally or any substantial portion of such Person’s creditors, in each case undertaken under U.S. Federal, state or foreign law, including the Bankruptcy Code. “Intellectual Property” means all Patents, Trademarks, Copyrights, industrial designs, Technical Information, whether registered or not, whether domestic or foreign, including all of the following: (a) applications, registrations, amendments and extensions relating to any Intellectual Property; (b) rights and privileges arising under any applicable Laws with respect to any Intellectual Property; (c) rights to sue for or collect any damages from any past, present or future infringements of any Intellectual Property; and (d) rights of the same or similar effect or nature as described above in any jurisdiction corresponding to any Intellectual Property throughout the world. “Interest Period” means, (a) initially, the period beginning on (and including) the Closing Date and ending on (and including) the last day of the calendar month in which the Closing Date occurs, and (b) thereafter, the period beginning on (and including) the first day of each succeeding calendar month and ending on the earlier of (and including) (x) the last day of such calendar month and (y) the Maturity Date. “Invention” means any novel, inventive or useful art, apparatus, method, process, machine (including any article or Device), manufacture or composition of matter, or any novel, inventive and useful improvement in any art, method, process, machine (including any article or Device), manufacture or composition of matter. “Investment” means, for any Person: (a) the acquisition (whether for cash, Property, services or securities or otherwise) of Equity Interests, bonds, notes, debentures, partnership or other ownership interests or other securities of any other Person or any agreement to make any

-13- such acquisition (including any “short sale” or any sale of any securities at a time when such securities are not owned by the Person entering into such sale); (b) the making of any deposit with, or advance, loan, assumption of debt or other extension of credit to, any other Person (including the purchase of Property from another Person subject to an understanding or agreement, contingent or otherwise, to resell such Property to such Person), but excluding any such advance, loan or extension of credit in the nature of an ordinary course trade receivable having a term not exceeding ninety (90) days arising in connection with the sale of services, inventory or supplies by such Person in the Ordinary Course of Business; (c) the entering into of any Guarantee of, or other contingent obligation with respect to, Indebtedness or other liability of any other Person and (without duplication) any amount committed to be advanced, lent or extended to such Person; (d) entering into any joint venture; or (e) the entering into of any Hedging Agreement. The amount of an Investment will be determined at the time the Investment is made without giving effect to any subsequent changes in value. “IRS” means the U.S. Internal Revenue Service or any successor agency, and to the extent relevant, the U.S. Department of the Treasury. “Laws” means, collectively, all international, foreign, federal, state, provincial, territorial, municipal and local statutes, treaties, rules, regulations, ordinances, codes and administrative or judicial precedents or authorities, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority, in each case whether or not having the force of law. “Lenders” has the meaning set forth in the introduction hereto. “LIBOR” means, for any Interest Period, the rate per annum (rounded upwards if necessary, to the next 1/100%) equal to the London interbank offered rate for one-month deposits in Dollars appearing on the appropriate Bloomberg screen or the Dow Jones Markets Telerate Page 3750 as of 11:00 a.m. (London time) two (2) Business Days prior to the commencement of any Interest Period; provided, that in the event that such rate does not appear on the appropriate Bloomberg screen or the Dow Jones Markets Telerate Page 3750 (or otherwise on the Dow Jones Markets screen) at such time, “LIBOR” shall be determined by reference to such other comparable publicly available service for displaying the offered rate for deposit in Dollars in the London interbank market as may be selected by the Administrative Agent; provided, further, that in no event shall LIBOR be less than 1.75%. “Lien” means any mortgage, lien, pledge, charge or other security interest, or any lease, title retention agreement, mortgage, restriction, easement, right-of-way, option or adverse claim (of ownership or possession) or other encumbrance of any kind or character whatsoever or any preferential arrangement that has the practical effect of creating a security interest. “Loan Documents” means, collectively, this Agreement, the Notes, the Security Documents, any Guarantee Assumption Agreement, the Warrant Certificate and any subordination agreement, intercreditor agreement or other present or future document, instrument, agreement or

-14- certificate delivered to any Lender in connection with this Agreement or any of the other Loan Documents, in each case, as amended, restated, supplemented or otherwise modified. “Loan Exposure” means, with respect to any Lender, as of any date of determination, the outstanding principal amount of the Loans of such Lender; provided, at any time prior to the making of the Loans, the Loan Exposure of any Lender shall be equal to such Lender’s Commitment. “Loans” means the Tranche A Loan, Tranche B Loan, Tranche C Loan and Tranche D Loan. “Loss” means judgments, debts, liabilities, expenses, costs, damages or losses, contingent or otherwise, whether liquidated or unliquidated, matured or unmatured, disputed or undisputed, contractual, legal or equitable, including loss of value, professional fees, including fees and disbursements of legal counsel on a full indemnity basis, and all costs incurred in investigating or pursuing any Claim or any proceeding relating to any Claim. “Majority Lenders” means, at any time, one or more Lenders having or holding Loan Exposure and representing more than 50% of the aggregate Loan Exposure of all Lenders. “Margin Stock” means “margin stock” within the meaning of Regulations U and X. “Material Adverse Change” and “Material Adverse Effect” mean a material adverse change in or effect on (a) the business, financial condition, operations and performance of the Obligors taken as a whole, (b) the ability of any Obligor to perform its obligations under any Loan Document, (c) the value of the Property comprising Collateral (taken as a whole), or (d) the legality, validity, binding effect or enforceability of the Loan Documents or the rights and remedies of any Lender under any of the Loan Documents. “Material Agreement” means (a) any Contract which is listed in Schedule 7.14, (b) any other Contract to which any Obligor is a party or a beneficiary from time to time, or to which any assets or properties of any Obligor is bound, the loss or termination of which would reasonably be expected to result in a Material Adverse Effect, (c) any other Contract to which any Obligor is a party or a guarantor (or equivalent) whether existing as of the date hereof or in the future that during any period of twelve (12) consecutive months is reasonably expected to (i) result in payments or receipts (including royalty, licensing or similar payments) made to any Obligor in an aggregate amount in excess of $1,000,000 or (ii) require payments or expenditures (including royalty, licensing or similar payments) made by any Obligor in an aggregate amount in excess of $1,000,000, (d) the Patent Purchase Agreement, (e) the Supply Agreement and (f) the QIAGEN Assumption Agreement. “Material Indebtedness” means, at any time, any Indebtedness of any Obligor, the outstanding principal amount of which, individually or in the aggregate, exceeds $250,000. “Material Intellectual Property” means all Obligor Intellectual Property, including those described in Schedule 7.05(b), whether currently owned or licensed, or acquired, developed or

-15- otherwise licensed or obtained after the date hereof (a) necessary for the operation of the business of any Obligor as currently conducted or as currently contemplated to be conducted, (b) the loss of which would reasonably be expected to have or result in a Material Adverse Effect or (c) that has a fair market value in excess of $1,000,000. “Maturity Date” means the earlier to occur of (a) the Stated Maturity Date, and (b) the date on which the Loans are accelerated pursuant to Section 10.02. “Multiemployer Plan” means any multiemployer plan, as defined in Section 400l(a)(3) of ERISA, to which any ERISA Affiliate incurs or otherwise has any obligation or liability, contingent or otherwise. “Net Cash Proceeds” means, (a) with respect to the incurrence or issuance of any Indebtedness incurred by an Obligor not permitted under Section 9.01, the excess, if any, of (i) the sum of the cash received in connection with such incurrence or issuance over (ii) the investment banking fees, underwriting discounts, commissions, costs and other reasonable expenses and other customary expenses (including reasonable attorney’s, accountant’s and other similar professional advisor’s fees), incurred by such Obligor in connection with such incurrence or issuance to third parties (other than any other Obligor or any of their respective Affiliates), (b) with respect to any Casualty Event, the amount of cash proceeds actually received from time to time by or on behalf of an Obligor after deducting therefrom only (i) actual costs and expenses related thereto incurred by such Obligor in connection therewith and (ii) Taxes paid or payable in connection therewith, and (c) with respect to any Asset Sale, the excess, if any, of (i) cash proceeds received in respect of such Asset Sale (including cash proceeds subsequently received (as and when received)) over (ii) the sum of (A) the direct costs of such Asset Sale then payable by the recipient of such proceeds excluding amounts payable to any Obligor, (B) sales and use taxes paid or payable by such recipient as a result thereof, (C) amounts required to be applied to repay principal, interest and prepayment premiums and penalties on Indebtedness secured by a Permitted Lien on the properties subject to such Asset Sale and (D) amounts reserved or deposited in escrow with respect to indemnity payments or price adjustments until such amounts are released to the Obligors. “Note” means a promissory note executed and delivered by Borrower to any Lender in the form attached hereto as Exhibit C. “Obligations” means, with respect to any Obligor, all amounts, obligations (including, without limitation, all Warrant Obligations), liabilities, covenants and duties of every type and description owing by such Obligor to any Lender or any other Indemnified Party hereunder, arising out of, under, or in connection with, any Loan Document, whether direct or indirect (regardless of whether acquired by assignment), absolute or contingent, due or to become due, whether liquidated or not, now existing or hereafter arising and however acquired, and whether or not evidenced by any instrument for the payment of money, including, without duplication, (a) all Loans, (b) all

-16- interest on the Loans (including interest at the Default Rate), whether or not accruing after the filing of any petition in bankruptcy or after the commencement of any insolvency, reorganization or similar proceeding, and whether or not a claim for post-filing or post-petition interest is allowed in any such proceeding, (c) any Prepayment Premium, and (d) all other fees, expenses (including fees, charges and disbursement of counsel), interest, commissions, charges, costs, disbursements, indemnities and reimbursement of amounts paid and other sums chargeable to such Obligor under any Loan Document. “Obligor Intellectual Property” means Intellectual Property owned by or licensed to any of the Obligors. “Obligors” means, collectively, Borrower, each Guarantor and each of their respective successors and permitted assigns. “OFAC” means the Office of Foreign Assets Control of the U.S. Department of the Treasury (or any successor thereto). “Ordinary Course of Business” means, with respect to the Obligors, the ordinary course of business generally consistent with past custom and practice (including with respect to nature, scope, magnitude, quantity and frequency). “Organizational Documents” means (a) with respect to any corporation, its certificate or articles of incorporation or organization, as amended, and its by-laws, as amended, (b) with respect to any limited partnership, its certificate of limited partnership, as amended, and its partnership agreement, as amended, (c) with respect to any general partnership, its partnership agreement, as amended, and (d) with respect to any limited liability company, its articles of organization, as amended, and its operating agreement, as amended. In the event any term or condition of this Agreement or any other Loan Document requires any Organizational Document to be certified by a secretary of state or similar government official, the reference to any such “Organizational Document” shall only be to a document of a type customarily certified by such government official. “Other Connection Taxes” means, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising solely from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan or Loan Document). “Other Taxes” means all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 5.03(g)). “Participant” has the meaning set forth in Section 13.05(e).

-17- “Participant Register” has the meaning set forth in Section 13.05(f). “Patent Purchase Agreement” means that certain asset purchase agreement, as in effect on the First Amendment Effective Date, by and among Borrower, as QIAGEN Sciences, LLC, a Delaware limited liability company, and QIAGEN GmbH, a German corporation, collectively as sellers, dated as of May 12, 2021, whereby Borrower purchased all rights, privileges, title and interest in and to certain patents, along with the inventions described and claimed in the patents, and all rights to income, royalties and damages for infringement of the patents (the “QIAGEN Patents”). “Patents” has the meaning set forth in the Security Documents. “Payment Date” means the last day of each Interest Period; provided that if such last day of such Interest Period is not a Business Day, then the Payment Date for such Interest Period will be the next succeeding Business Day. “PBGC” means the United States Pension Benefit Guaranty Corporation referred to and defined in ERISA and any successor entity performing similar functions. “Perceptive” has the meaning set forth in the introduction hereto. “Permits” means all permits, licenses, registrations, certificates, orders, approvals, authorizations, consents, waivers, franchises, variances and similar rights issued by or obtained from any Governmental Authority or any other Person, including, without limitation, those relating to Environmental Laws. “Permitted Acquisition” means any Acquisition by any Obligor or any of its wholly-owned Subsidiaries, by (a) purchase, merger, amalgamation, license or otherwise, of all or substantially all of the assets of, all of the Equity Interests of, or a business line or unit or a division of, any Person or (b) license arrangement for the rights to use, develop, market or otherwise commercialize any Patents, Trademarks, Copyrights or other Intellectual Property (other than ordinary course, over the counter software license arrangements); provided that: (i) immediately prior to, and immediately after giving effect thereto, no Default shall have occurred and be continuing or would result therefrom; (ii) all transactions in connection therewith shall be consummated, in all material respects, in accordance with all applicable Laws and in conformity in all material respects with all applicable Governmental Approvals; (iii) in the case of the Acquisition of all of the Equity Interests of such Person, all of the Equity Interests (except for any such securities in the nature of directors’ qualifying shares required pursuant to applicable Law) acquired, or otherwise issued by such Person or any newly formed Subsidiary of such Obligor in connection with such Acquisition, shall be owned 100% by an Obligor or any other Subsidiary of Borrower, and

-18- Borrower shall have taken, or caused to be taken, as of the date such Person becomes a Subsidiary of an Obligor, each of the actions set forth in Section 8.11, if applicable; (iv) such Person (in the case of an Acquisition of Equity Interests) or assets (in the case of an Acquisition of assets or a division) (i) shall be engaged or used, as the case may be, in the same business or lines of business in which Borrower and/or its Subsidiaries are engaged or a business reasonably and substantially related thereto or (ii) shall have a similar customer base as Borrower and/or its Subsidiaries; (v) Borrower shall have provided the Administrative Agent with at least ten (10) Business Days’ prior written notice of any such Acquisition, together with summaries, prepared in reasonable detail, of all due diligence conducted by or on behalf of Borrower or the applicable Subsidiary prior to such Acquisition; (vi) all of the assets or Equity Interests acquired in connection with such Acquisition shall be of a U.S. Person; (vii) the Acquisition shall have been approved by the Board or other governing body or controlling Person of the Person acquired or the Person from whom such assets or division is acquired; and (viii) on a pro forma basis after giving effect to such Acquisition, Borrower and its Subsidiaries shall be in compliance with Section 8.15. “Permitted Cash Equivalent Investments” means (a) marketable direct obligations issued or unconditionally guaranteed by the United States or any agency or any State thereof having maturities of not more than two (2) years from the date of acquisition, (b) commercial paper with an average maturity of no more than one (1) year and having the highest rating from either Standard & Poor’s Ratings Group or Moody’s Investors Service, Inc., (c) any money market funds or other investment vehicles whose principal investments are in investments described in clauses (a) or (b) above, and (d) certificates of deposit maturing no more than one (1) year after issue. “Permitted Indebtedness” means any Indebtedness permitted under Section 9.01. “Permitted Licenses” means (a) licenses of over-the-counter software that is commercially available to the public, (b) licenses for the use of Obligor Intellectual Property, in each case, entered into in the Ordinary Course of Business or as otherwise may be approved by the applicable Obligor’s Board and so long as (i) no Event of Default has occurred and is continuing at the time such license is entered into and (ii) such license does not materially impair the Lenders from exercising their rights under any of the Loan Documents and (c) licenses pursuant to the Supply Agreement. “Permitted Liens” means any Liens permitted under Section 9.02.

-19- “Permitted Priority Liens” means (a) Liens permitted under Section 9.02(d), (e), (f) or (g) and (b) Liens permitted under Section 9.02(b); provided that such Liens are also of the type described in Section 9.02(d), (e), (f) or (g). “Permitted Refinancing” means, with respect to any Indebtedness permitted to be refinanced, extended, renewed or replaced hereunder, any refinancings, extensions, renewals and replacements of such Indebtedness; provided that such refinancing, extension, renewal or replacement shall not (a) increase the outstanding principal amount of the Indebtedness being refinanced, extended, renewed or replaced, (b) contain terms relating to outstanding principal amount, amortization, interest rate or equivalent yield, maturity, collateral security (if any) or subordination (if any), or other material terms that, taken as a whole, are less favorable in any material respect to any Obligor or the Lenders than the terms of any agreement or instrument governing the Indebtedness being refinanced, (c) contain any new requirement to grant any Lien or to give any Guarantee that was not an existing requirement of the Indebtedness being refinanced and (d) after giving effect to such refinancing, extension, renewal or replacement, no Default shall have occurred (or could reasonably be expected to occur) as a result thereof. “Person” means any individual, corporation, company, voluntary association, partnership, limited liability company, joint venture, trust, unincorporated organization or Governmental Authority or other entity of whatever nature. “PFIC” has the meaning set forth in Section 8.01(j). “Plan” means any employee pension benefit plan (other than a Multiemployer Plan) subject to the provisions of Title IV of ERISA or Section 412 of the Code or Section 302 of ERISA, and in respect of which Borrower or any ERISA Affiliate is (or, if such plan were terminated, would under Section 4069 of ERISA be deemed to be) an “employer” as defined in Section 3(5) of ERISA. “Prepayment Premium” has the meaning set forth in Section 3.03(a)(i). “Pro Rata Share” has the meaning set forth in Section 11.08. “Prohibited Payment” means any bribe, rebate, payoff, influence payment, kickback or other payment or gift of money or anything of value (including meals or entertainment) to any officer, employee or ceremonial office holder of any government or instrumentality thereof, political party or supra-national organization (such as the United Nations), any political candidate, any royal family member or any other person who is connected or associated personally with any of the foregoing that is prohibited under any Requirement of Law. “Projections” has the meaning set forth in Section 7.04(b). “Property” of any Person means any property or assets, or interest therein, of such Person.

-20- “Proportionate Share” means, with respect to any Lender, the percentage obtained by dividing (a) the Loan Exposure of such Lender then in effect by (b) the aggregate Loan Exposure of all Lenders then in effect. “Proposal Letter” means the letter agreement, dated November 27, 2020, among Borrower and Perceptive Advisors LLC, regarding the transactions contemplated hereby and the outline of proposed terms and conditions attached thereto. “Publicly Reporting Company” means an issuer generally subject to the public reporting requirements of the Exchange Act. “QIAGEN Assumption Agreement” means that certain assumption agreement dated as of May 12, 2021 by and among Borrower, QIAGEN Sciences, LLC, a Delaware limited liability company and QIAGEN GmbH. “Qualified Equity Interest” means, with respect to any Person, any Equity Interest of such Person that is not a Disqualified Equity Interest. “Qualified Plan” means an employee benefit plan (as defined in Section 3(3) of ERISA) other than a Multiemployer Plan (i) that is or was at any time maintained or sponsored by any Obligor or any ERISA Affiliate thereof or to which any Obligor or any ERISA Affiliate thereof has ever made, or was ever obligated to make, contributions, and (ii) that is intended to be tax qualified under Section 401(a) of the Code. “Qualified Public Offering” means the initial firm-commitment underwritten public offering of common Equity Interests of the Borrower pursuant to an effective registration statement filed with the SEC in accordance with the Securities Act of 1933, raising net cash proceeds of at least $50,000,000, and in connection with such offering the common Equity Interests of the Borrower is listed for trading on the Nasdaq Stock Market’s National Market, the New York Stock Exchange, or another exchange or marketplace acceptable to the Administrative Agent in its sole discretion. “Recipient” means any Lender or the Administrative Agent. “Redemption Date” has the meaning set forth in Section 3.03(a). “Redemption Price” has the meaning set forth in Section 3.03(a). “Register” has the meaning set forth in Section 13.05(d). “Regulation T” means Regulation T of the Board of Governors of the Federal Reserve System, as amended. “Regulation U” means Regulation U of the Board of Governors of the Federal Reserve System, as amended.

-21- “Regulation X” means Regulation X of the Board of Governors of the Federal Reserve System, as amended. “Representatives” has the meaning set forth in Section 13.17. “Requirement of Law” means, as to any Person, any Law applicable to or binding upon such Person or any of its Properties or revenues. “Resignation Effective Date” has the meaning set forth in Section 12.06(a). “Responsible Officer” of any Person means each of the president, chief executive officer and chief financial officer of such Person. “Restricted Payment” means any dividend or other distribution (whether in cash, securities or other Property) with respect to any Equity Interest of Borrower or any of its Subsidiaries, or any payment (whether in cash, securities or other Property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any such shares of capital stock of Borrower or any of its Subsidiaries or any option, warrant or other right to acquire any such shares of capital stock of Borrower or any of its Subsidiaries. “Restrictive Agreement” means any indenture, agreement, instrument or other binding arrangement that prohibits, restricts or imposes any condition upon (a) the ability of any Obligor to create, incur or permit to exist any Lien upon any of its Property (other than (i) customary provisions in contracts (including without limitation leases and in-bound licenses of Intellectual Property) restricting the assignment thereof, (ii) restrictions or conditions imposed by any agreement governing secured Permitted Indebtedness permitted under Section 9.01(g), to the extent that such restrictions or conditions apply only to the Property securing such Indebtedness and (iii) software and other Intellectual Property licenses pursuant to which an Obligor is the licensee of the relevant software or Intellectual Property, as the case may be (in which case, any prohibition or limitation shall relate only to the assets or rights subject to the applicable license and/or the license itself)), or (b) the ability of any Obligor to pay dividends or other distributions with respect to any shares of its Equity Interests or to make or repay loans or advances to any Obligor or to Guarantee Indebtedness of any Obligor. “Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority. “Sanctions” means economic or financial sanctions, requirements or trade embargoes imposed, administered or enforced from time to time by Governmental Authorities (including, but not limited to, OFAC, the U.S. Department of State and the U.S. Department of Commerce). “Sanctions Laws” means all laws, rules, regulations and requirements of any jurisdiction applicable to the Obligors or any party to the Loan Documents concerning or relating to Sanctions, terrorism or money laundering.

-22- “SEC” means United States Securities and Exchange Commission. “Second Amendment” means the Second Amendment to Credit Agreement and Guaranty, dated as of October 29, 2021, among Borrower, the Lenders and the Administrative Agent. “Securities Account” has the meaning set forth in the Security Agreement. “Security Agreement” means the Security Agreement, dated as of the date hereof, in substantially the form of Exhibit G, among the Obligors, the Lenders and the Administrative Agent, granting a security interest in the personal Property constituting Collateral thereunder in favor of the Administrative Agent for the benefit of the Lenders. “Security Documents” means, collectively, the Security Agreement, each Short-Form IP Security Agreement, and each other security document, control agreement or financing statement executed to perfect Liens in favor of the Administrative Agent for the benefit of the Lenders. “Short-Form IP Security Agreements” means short-form copyright, patent or trademark (as the case may be) security agreements, dated as of the date hereof, in substantially the form of Exhibits H-1 and H-2, entered into by one or more Obligors in favor of the Administrative Agent for the benefit of the Lenders, each in form and substance satisfactory to the Administrative Agent. “Solvent” means, with respect to any Person at any time, that (a) the present fair saleable value of the Property of such Person is greater than the total amount of liabilities (including contingent liabilities) of such Person, (b) the present fair saleable value of the Property of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, and (c) such Person has not incurred and does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person’s ability to pay as such debts and liabilities mature. “Stated Maturity Date” means the fifth (5th) anniversary of the Closing Date; provided that if such date shall occur on a day that is not a Business Day, then the Stated Maturity Date shall be the immediately succeeding Business Day. “Subsidiary” means, with respect to any Person (the “parent”) at any time of determination, any other Person of which more than 50% of the outstanding capital stock of such other Person having ordinary voting powers, determined on a fully diluted basis, is at the time directly or indirectly owned or controlled by the parent. Unless the context otherwise specifically requires, the term “Subsidiary” shall be a reference to a Subsidiary of Borrower. “Supply Agreement” means that certain supply agreement, as in effect on the First Amendment Effective Date, by and between QIAGEN GmbH, dated as of May 12, 2021, whereby Borrower (a) licenses certain rights in the QIAGEN Patents to QIAGEN GmbH and (b) purchases certain reagents incorporating the QIAGEN Patents.

-23- “Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto. “Technical Information” means all trade secrets and other proprietary or confidential information, which may include any information of a scientific, technical, or business nature in any form or medium, standards and specifications, conceptions, ideas, innovations, discoveries, Invention disclosures, all documented research, developmental, demonstration or engineering work, data, plans, specifications, reports, summaries, experimental data, manuals, models, samples, know-how, technical information, systems, methodologies, computer programs or information technology. “Third Amendment” means the Third Amendment to Credit Agreement and Guaranty, dated as of March 30, 2022, among Borrower, the Lenders and the Administrative Agent. “Third Amendment Effective Date” means March 30, 2022. “Title IV Plan” means an employee benefit plan (as defined in Section 3(3) of ERISA) other than a Multiemployer Plan (a) that is or was at any time maintained or sponsored by any Obligor or any ERISA Affiliate thereof or to which any Obligor or any ERISA Affiliate thereof has ever made, or was obligated to make, contributions, and (b) that is or was subject to Section 412 of the Code, Section 302 of ERISA or Title IV of ERISA. “Total Revenue” means, with respect to the Obligors, all amounts paid to and received by such Person in the ordinary course of business that, in accordance with GAAP, would be classified as net revenue. “Trademarks” has the meaning set forth in the Security Documents. “Tranche A Loan” means each loan advanced by a Lender pursuant to Section 2.01(a). For purposes of clarification, any calculation of the aggregate outstanding principal amount of the Tranche A Loan on any date of determination shall mean the aggregate principal amount of the Tranche A Loan made pursuant to Section 2.01(a) that has not yet been repaid as of such date. “Tranche A Loan Commitment” means the commitment of a Lender to make or otherwise fund a Tranche A Loan and “Tranche A Loan Commitments” means such commitments of all Lenders in the aggregate. The amount of each Lender’s Tranche A Loan Commitment, if any, is set forth on Schedule 1. The aggregate amount of the Tranche A Loan Commitments as of the Closing Date is $25,000,000. “Tranche B Loan” means each loan advanced by a Lender pursuant to Section 2.01(b). For purposes of clarification, any calculation of the aggregate outstanding principal amount of the Tranche B Loan on any date of determination shall mean the aggregate principal amount of the Tranche B Loan made pursuant to Section 2.01(b) that has not yet been repaid as of such date.

-24- “Tranche B Loan Borrowing Date” means with respect to the Tranche B Loan, the Business Day on which all conditions set forth in Section 6.02 have been satisfied or waived by the Lenders and the Tranche B Loan is made hereunder. “Tranche B Loan Commitment” means the commitment of a Lender to make or otherwise fund a Tranche B Loan and “Tranche B Loan Commitments” means such commitments of all Lenders in the aggregate. The amount of each Lender’s Tranche B Loan Commitment, if any, is set forth on Schedule 1. The aggregate amount of the Tranche B Loan Commitments as of the First Amendment Effective Date is $10,000,000. “Tranche B Loan Commitment Termination Date” means May 28, 2021. “Tranche C Loan” means each loan advanced by a Lender pursuant to Section 2.01(c). For purposes of clarification, any calculation of the aggregate outstanding principal amount of the Tranche C Loan on any date of determination shall mean the aggregate principal amount of the Tranche C Loan made pursuant to Section 2.01(c) that has not yet been repaid as of such date. “Tranche C Loan Borrowing Date” means with respect to the Tranche C Loan, the Third Amendment Effective Date. “Tranche C Loan Commitment” means the commitment of a Lender to make or otherwise fund a Tranche C Loan and “Tranche C Loan Commitments” means such commitments of all Lenders in the aggregate. The amount of each Lender’s Tranche C Loan Commitment, if any, is set forth on Schedule 1. The aggregate amount of the Tranche C Loan Commitments after giving effect to the Tranche C Term Loan made on the Tranche C Loan Borrowing Date is $0. “Tranche D Loan” means each loan advanced by a Lender pursuant to Section 2.01(d). For purposes of clarification, any calculation of the aggregate outstanding principal amount of the Tranche D Loan on any date of determination shall mean the aggregate principal amount of the Tranche D Loan made pursuant to Section 2.01(d) that has not yet been repaid as of such date. “Tranche D Loan Borrowing Date” means with respect to the Tranche D Loan, the Business Day on which all conditions set forth in Section 6.04 have been satisfied or waived by the Lenders and the Tranche D Loan is made hereunder. “Tranche D Loan Commitment” means the commitment of a Lender to make or otherwise fund a Tranche D Loan and “Tranche D Loan Commitments” means such commitments of all Lenders in the aggregate. The amount of each Lender’s Tranche D Loan Commitment, if any, is set forth on Schedule 1. The aggregate amount of the Tranche D Loan Commitments as of the Third Amendment Effective Date is $7,500,000. “Tranche D Loan Commitment Termination Date” means June 30, 2022. “Transactions” means the execution, delivery and performance by each Obligor of this Agreement and the other Loan Documents to which such Obligor is a party and the other

-25- transactions contemplated hereby and thereby, including disbursement and application of the proceeds of the Loans. “UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended from time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms. “UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution. “Unrestricted Cash” means the balance of unencumbered cash (other than cash encumbered by the Liens granted to the Lenders pursuant to the Loan Documents) and Permitted Cash Equivalent Investments (which for greater certainty shall not include any undrawn credit lines), in each case, to the extent held in a Controlled Account. “U.S. Person” means a “United States person” within the meaning of Section 7701(a)(30) of the Code. “U.S. Tax Compliance Certificate” has the meaning set forth in Section 5.03(f)(ii)(B)(3). “Warrant Certificate” means the Amended and Restated Warrant Certificate. “Warrant Obligations” means, with respect to Borrower, all of its Obligations arising out of, under or in connection with, any Warrant Certificate. “Withdrawal Liability” means, at any time, any liability incurred (whether or not assessed) by any ERISA Affiliate and not yet satisfied or paid in full at such time with respect to any Multiemployer Plan pursuant to Section 4201 of ERISA. “Write-Down and Conversion Powers” means, (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers. Section 1.02. Accounting Terms and Principles. All accounting determinations required to be made pursuant hereto shall, unless expressly otherwise provided herein, be made substantially

-26- in accordance with GAAP. If, after the date hereof, any change occurs in GAAP or in the application thereof (an “Accounting Change”) and such change would cause any amount required to be determined for the purposes of the covenants to be maintained or calculated pursuant to Article 8 or 9 to be materially different than the amount that would be determined prior to such change, then Borrower will provide a detailed notice of such change (an “Accounting Change Notice”) to the Administrative Agent in conjunction with the next required delivery of financial statements pursuant to Section 8.01. If Borrower requests an amendment to any provision hereof to eliminate the effect of any Accounting Change occurring after the Closing Date or in the application thereof on the operation of such provision, regardless of whether any Accounting Change Notice is given before or after such Accounting Change or in the application thereof, then the Administrative Agent and Borrower agree that they will negotiate in good faith amendments to the provisions of this Agreement that are directly affected by such Accounting Change with the intent of having the respective positions of the Administrative Agent and Borrower after such Accounting Change conform as nearly as possible to their respective positions as of the date of this Agreement and, until any such amendments have been agreed upon, (a) the provisions in this Agreement shall be calculated as if no such Accounting Change had occurred and (b) Borrower shall provide to the Administrative Agent a written reconciliation in form and substance reasonably satisfactory to the Administrative Agent, between calculations of any baskets and other requirements hereunder before and after giving effect to such Accounting Change. All components of financial calculations made to determine compliance with this Agreement shall be adjusted to include or exclude, as the case may be, without duplication, such components of such calculations attributable to any Acquisition or disposition of assets consummated after the first day of the applicable period of determination and prior to the end of such period, as determined in good faith by Borrower based on assumptions expressed therein and that were reasonable based on the information available to Borrower at the time of preparation of the Compliance Certificate setting forth such calculations. Section 1.03. Interpretation. For all purposes of this Agreement, except as otherwise expressly provided herein or unless the context otherwise requires, (a) the terms defined in this Agreement include the plural as well as the singular and vice versa; (b) words importing gender include all genders; (c) any reference to a Section, Article, Annex, Schedule or Exhibit refers to a Section or Article of, or Annex, Schedule or Exhibit to, this Agreement; (d) any reference to “this Agreement” refers to this Agreement, including all Annexes, Schedules and Exhibits hereto, and the words herein, hereof, hereto and hereunder and words of similar import refer to this Agreement and its Annexes, Schedules and Exhibits as a whole and not to any particular Section, Article, Annex, Schedule, Exhibit or any other subdivision; (e) references to days, months and years refer to calendar days, months and years, respectively; (f) all references herein to “include” or “including” shall be deemed to be followed by the words “without limitation”; (g) the word “from” when used in connection with a period of time means “from and including” and the word “until” means “to but not including”; and (h) accounting terms not specifically defined herein shall be construed substantially in accordance with GAAP (except for the term “property,” which shall be interpreted as broadly as possible, including, in any case, cash, securities, other assets, rights under contractual obligations and permits and any right or interest in any property, except where otherwise noted). Unless otherwise expressly provided herein, references to organizational documents, agreements (including the Loan Documents) and other contractual instruments shall

-27- be deemed to include all subsequent amendments, restatements, extensions, supplements and other modifications thereto permitted by the Loan Documents. Section 1.04. Divisions. For all purposes under the Loan Documents, in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws): (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized on the first date of its existence by the holders of its Equity Interests at such time. ARTICLE 2 THE COMMITMENTS Section 2.01. Loans. (a) Tranche A Loan. (i) Subject to the terms and conditions of this Agreement and relying on the representations and warranties set forth herein, each Lender, severally and not jointly, agrees to provide its share of the Tranche A Loan to Borrower on the Closing Date in Dollars in a principal amount equal to such Lender’s Tranche A Loan Commitment. No Lender shall have an obligation to make a Tranche A Loan in excess of such Lender’s Tranche A Loan Commitment. (ii) Subject to the terms and conditions of this Agreement (including Section 6.01), Borrower shall deliver to the Administrative Agent a fully executed Borrowing Notice no later than 5 p.m. (New York City time) at least one (1) Business Day in advance of the Closing Date. (iii) Borrower may make one borrowing under the Tranche A Loan Commitment which shall be on the Closing Date. Subject to Section 3.03, all amounts owed hereunder with respect to the Tranche A Loan shall be paid in full no later than the Maturity Date. Each Lender’s Tranche A Loan Commitment shall terminate immediately and without further action on the Closing Date after giving effect to the funding of such Lender’s Tranche A Loan Commitment on such date. (b) Tranche B Loan. (i) Subject to the terms and conditions of this Agreement and relying on the representations and warranties set forth herein, each Lender, severally and not jointly, agrees to provide its share of the Tranche B Loan to Borrower on the Tranche B Loan

-28- Borrowing Date in Dollars in a principal amount equal to such Lender’s Tranche B Loan Commitment. No Lender shall have an obligation to make a Tranche B Loan in excess of such Lender’s Tranche B Loan Commitment. (ii) Subject to the terms and conditions of this Agreement (including Section 6.02), Borrower shall deliver to the Administrative Agent a fully executed Borrowing Notice no later than 5 p.m. (New York City time) at least three (3) Business Days in advance of the proposed Tranche B Loan Borrowing Date. (iii) Borrower may make one borrowing under the Tranche B Loan Commitment which shall be on the Tranche B Loan Borrowing Date. Subject to Section 3.03, all amounts owed hereunder with respect to the Tranche B Loan shall be paid in full no later than the Maturity Date. Each Lender’s Tranche B Loan Commitment shall terminate immediately and without further action on the earlier of (x) the Tranche B Loan Borrowing Date after giving effect to the funding of such Lender’s Tranche B Loan Commitment on such date and (y) the Tranche B Loan Commitment Termination Date. (c) Tranche C Loan. (i) Subject to the terms and conditions of this Agreement and relying on the representations and warranties set forth herein, each Lender, severally and not jointly, agrees to provide its share of the Tranche C Loan to Borrower on the Tranche C Loan Borrowing Date in Dollars in a principal amount equal to such Lender’s Tranche C Loan Commitment. No Lender shall have an obligation to make a Tranche C Loan in excess of such Lender’s Tranche C Loan Commitment. (ii) Subject to the terms and conditions of this Agreement (including Section 6.03), Borrower shall deliver to the Administrative Agent a fully executed Borrowing Notice no later than 5 p.m. (New York City time) at least three (3) Business Days in advance of the proposed Tranche C Loan Borrowing Date. (iii) Borrower may make one borrowing under the Tranche C Loan Commitment which shall be on the Tranche C Loan Borrowing Date. Subject to Section 3.03, all amounts owed hereunder with respect to the Tranche C Loan shall be paid in full no later than the Maturity Date. (d) Tranche D Loan. (i) Subject to the terms and conditions of this Agreement and relying on the representations and warranties set forth herein, each Lender, severally and not jointly, agrees to provide its share of the Tranche D Loan to Borrower on the Tranche D Loan Borrowing Date in Dollars in a principal amount equal to such Lender’s Tranche D Loan Commitment. No Lender shall have an obligation to make a Tranche D Loan in excess of such Lender’s Tranche D Loan Commitment.

-29- (ii) Subject to the terms and conditions of this Agreement (including Section 6.04), Borrower shall deliver to the Administrative Agent a fully executed Borrowing Notice no later than 5 p.m. (New York City time) at least three (3) Business Days in advance of the proposed Tranche D Loan Borrowing Date. (iii) Borrower may make one borrowing under the Tranche D Loan Commitment which shall be on the Tranche D Loan Borrowing Date. Subject to Section 3.03, all amounts owed hereunder with respect to the Tranche D Loan shall be paid in full no later than the Maturity Date. Each Lender’s Tranche D Loan Commitment shall terminate immediately and without further action on the earlier of (x) the Tranche D Loan Borrowing Date after giving effect to the funding of such Lender’s Tranche D Loan Commitment on such date and (y) the Tranche D Loan Commitment Termination Date. (e) Any principal amount of any Loans borrowed under Section 2.01(a), 2.01(b), 2.01(c) or 2.01(d) hereof and subsequently repaid or prepaid may not be reborrowed. Section 2.02. Proportionate Shares. All Loans shall be made, and all participations purchased, by the Lenders simultaneously and proportionately to their respective Proportionate Shares, it being understood that no Lender shall be responsible for any default by any other Lender in such other Lender’s obligation to make a Loan hereunder or purchase a participation required hereby nor shall the Commitment of any Lender be increased or decreased as a result of a default by any other Lender in such other Lender’s obligation to make a Loan requested hereunder or purchase a participation required hereby. Section 2.03. Fees. On the Closing Date, Borrower shall pay to the Administrative Agent (out of the proceeds of the Tranche A Loan advanced by such Lenders on the Closing Date) for distribution to each Lender in accordance with its pro rata share of Loans, a non-refundable fee (the “Closing Fee”) in the amount of $750,000. Payment of the Closing Fee shall be in addition to such fees, costs and expenses due and payable pursuant to Section 12.03. Section 2.04. Notes. Upon the request of any Lender, Borrower shall prepare, execute and deliver to such Lender one or more Notes evidencing the Loans payable to such Lender (or if requested by it, to it and its registered assigns). Section 2.05. Use of Proceeds. Borrower shall use the proceeds of the Loans (a) for general working capital purposes and corporate purposes, (b) to refinance certain existing Indebtedness on the Closing Date and (c) to pay, in accordance with the funds flow attached to the Borrowing Notice, fees, costs and expenses incurred in connection with the Transactions. ARTICLE 3 PAYMENTS OF PRINCIPAL AND INTEREST Section 3.01. Repayment. There will be no scheduled repayments of principal on the Loans prior to the Maturity Date. The entire outstanding principal amount of the Loans, together with all accrued and unpaid interest thereon, will be due and payable on the Maturity Date.

-30- Section 3.02. Interest. (a) Interest Generally. Borrower agrees to pay to the Lenders interest in cash on the outstanding principal amount of the Loans for each Interest Period at a rate per annum equal to the sum of (i) LIBOR plus (ii) the Applicable Margin. (b) LIBOR Not Determinable. If on or before the day on which LIBOR is to be determined, the Majority Lenders reasonably determine that (i) LIBOR cannot be determined for any reason, (ii) LIBOR will not adequately and fairly reflect the cost of maintaining the Loans or (iii) Dollar deposits in the principal amount of the Loans are not available in the London interbank market, the Majority Lenders shall, as soon as practicable thereafter, give written notice of such determination to Borrower and the Administrative Agent. Upon any such determination, LIBOR shall be LIBOR as of the end of the immediately preceding Interest Period and shall at all times thereafter bear interest at LIBOR as of the end of the immediately preceding Interest Period. Each determination by the Majority Lenders hereunder shall be conclusive and binding absent manifest error. (c) Replacement to LIBOR. If at any time the Administrative Agent reasonably determines (which determination shall be conclusive absent manifest error) that (i) the circumstances set forth in clause (b)(i) of this Section have arisen and such circumstances are unlikely to be temporary or (ii) the circumstances set forth in clause (b)(i) of this Section have not arisen but the supervisor for the administrator of LIBOR has made a public statement identifying a specific date after which LIBOR shall no longer be used for determining interest rates for loans, then the Administrative Agent and Borrower shall endeavor to establish an alternate rate of interest to LIBOR that gives due consideration to the then-prevailing market convention for determining a rate of interest for syndicated loans in the United States at such time, and shall enter into an amendment to this Agreement to reflect such alternate rate of interest and such other related changes to this Agreement as may be applicable; provided that, if such alternate rate of interest shall be less than 1.75%, such rate shall be deemed to be 1.75% for the purposes of this Agreement. Notwithstanding anything to the contrary in Section 13.04, such amendment shall become effective without any further action or consent of any other party to this Agreement so long as the Administrative Agent shall not have received, within five (5) Business Days of the date notice of such alternate rate of interest is provided to the Lenders, a written notice from the Majority Lenders stating that such Lenders object to such amendment. (d) Default Interest. Notwithstanding the foregoing, upon the occurrence and during the continuance of any Event of Default, the Applicable Margin shall increase automatically by 4.00% per annum (the interest rate, as increased pursuant to this Section 3.02(d), being the “Default Rate”). Notwithstanding any other provision herein, if interest is required to be paid at the Default Rate, it shall also be paid entirely in cash. If any Obligation is not paid when due under any applicable Loan Document, the amount thereof shall accrue interest at the Default Rate. Payment or acceptance of the increased rates of interest provided for in this Section 3.02(d) is not a permitted alternative to timely payment and shall not constitute a waiver of any Default or otherwise prejudice or limit any rights or remedies of the Administrative Agent or any Lender.

-31- (e) Payment Dates. Accrued interest on the Loans shall be payable in arrears on each Payment Date with respect to the most recently completed Interest Period in cash, and upon the payment or prepayment of the Loans (on the principal amount being so paid or prepaid); provided that interest payable at the Default Rate shall be payable from time to time on demand by the Majority Lenders. (f) Maximum Rate. Notwithstanding any other provision of this Agreement, in no event will any interest or rates referred to herein exceed the maximum interest rate permitted by applicable Law. If such maximum interest rate would be exceeded by the terms hereof, the rates of interest payable hereunder will be reduced to the extent necessary so that such rates (together with any fees or other amounts which are construed by a court of competent jurisdiction to be interest or in the nature of interest) equal the maximum interest rate permitted by applicable Law and any overpayment of interest received by the Lenders before such rates are so construed will be applied, forthwith after determination of such overpayment, to pay all then outstanding interest, and thereafter to pay outstanding principal. Section 3.03. Prepayments. (a) Optional Prepayments. (i) Borrower shall have the right to optionally prepay in whole or in part (in a minimum amount of $500,000 and integral multiples of $100,000 in excess of that amount for each partial prepayment, or, if less, the entire outstanding principal amount of the Loans) the outstanding principal amount of the Loans on any Business Day (a “Redemption Date”) for an amount equal to the sum of (x) the aggregate principal amount of the Loans being prepaid, (y) the prepayment premium set forth in clause (ii) below (the “Prepayment Premium”) and (z) any accrued but unpaid interest in respect of the aggregate principal amount of the Loans being prepaid (such aggregate amount, the “Redemption Price”). The applicable Prepayment Premium shall be an amount calculated pursuant to Section 3.03(a)(ii). (ii) If the Redemption Date occurs: (A) on or prior to the first anniversary of the Closing Date, the Prepayment Premium shall be an amount equal to seven percent (7%) of the aggregate outstanding principal amount of the Loans being prepaid on such Redemption Date; (B) after the first anniversary of the Closing Date and on or prior to the second anniversary of the Closing Date, the Prepayment Premium shall be an amount equal to six percent (6%) of the aggregate outstanding principal amount of the Loans being prepaid on such Redemption Date; (C) after the second anniversary of the Closing Date and on or prior to the third anniversary of the Closing Date, the Prepayment Premium shall be an

-32- amount equal to four percent (4%) of the aggregate outstanding principal amount of the Loans being prepaid on such Redemption Date; (D) after the third anniversary of the Closing Date and on or prior to the fourth anniversary of the Closing Date, the Prepayment Premium shall be an amount equal to three percent (3%) of the aggregate outstanding principal amount of the Loans being prepaid on such Redemption Date; and (E) after the fourth anniversary of the Closing Date and prior to the Stated Maturity Date, the Prepayment Premium shall be an amount equal to two percent (2%) of the aggregate outstanding principal amount of the Loans being prepaid on such Redemption Date. No Prepayment Premium shall be due with respect to repayment of the Loans on the Stated Maturity Date. (iii) Payment of any Prepayment Premium under this Section 3.03 constitutes liquidated damages, not unmatured interest or a penalty, as the actual amount of damages to the Lenders as a result of the relevant triggering event, prepayment or repayment would be impracticable and extremely difficult to ascertain. Accordingly, any Prepayment Premium hereunder is provided by mutual agreement of the Obligors and the Lenders as a reasonable estimation and calculation of such actual lost profits and other actual damages of the Lenders. Without limiting the generality of the foregoing, it is understood and agreed that upon the occurrence of any prepayment event, any Prepayment Premium shall be automatically and immediately due and payable as though any prepaid or repaid portion of the Loans were voluntarily prepaid as of such date and shall constitute part of the Obligations secured by the Collateral. Any Prepayment Premium shall also be automatically and immediately due and payable if the Loans are satisfied or released by foreclosure (whether by power of judicial proceeding or otherwise), deed in lieu of foreclosure or by any other means. EACH OBLIGOR HEREBY EXPRESSLY WAIVES (TO THE FULLEST EXTENT IT MAY LAWFULLY DO SO) THE PROVISIONS OF ANY PRESENT OR FUTURE STATUTE OR OTHER LAW THAT PROHIBITS OR MAY PROHIBIT THE COLLECTION OF THE FOREGOING PREPAYMENT PREMIUM IN CONNECTION WITH ANY SUCH EVENTS. Borrower and the other Obligors expressly agree (to the fullest extent it and they may lawfully do so) that with respect to any Prepayment Premium payable under the terms of this Agreement: (A) such Prepayment Premium is reasonable and is the product of an arm’s length transaction between sophisticated business parties, ably represented by counsel; (B) such Prepayment Premium shall be payable notwithstanding the then-prevailing market rates at the time payment is made; (C) there has been a course of conduct between the Lenders and the Obligors giving specific consideration in this transaction for such agreement to pay such Prepayment Premium; and (D) the Obligors shall be estopped hereafter from claiming differently than as agreed to in this paragraph. The Obligors expressly acknowledge that their agreement to pay such Prepayment Premium as herein described is a material inducement to the Lenders to provide the Commitments and to make the Loans.

-33- (b) Mandatory Prepayments. Borrower shall prepay the Loans in amounts as provided below, plus the Prepayment Premium on the principal amount of the Loans being prepaid (calculated in accordance with Section 3.03(a)(ii), it being agreed that the relevant payment date shall be deemed to be the “Redemption Date” for purposes of such calculation), plus any accrued but unpaid interest and fees then due and owing, as follows: (i) In the event of any Casualty Event, an amount equal to 100% of the Net Cash Proceeds received by any Obligor with respect thereto; provided, however, so long as no Default has occurred and is continuing, within one hundred eighty (180) days after receipt of such Net Cash Proceeds, the Obligors may apply the Net Cash Proceeds of any casualty policy up to $1,000,000 with respect to any loss, but not exceeding $2,000,000 in the aggregate for all losses under all casualty policies during the term of this Agreement, toward the replacement or repair of destroyed or damaged property; provided, further, that any such replaced or repaired property shall be Collateral in which the Administrative Agent for the benefit of the Lenders has been granted a security interest under the Security Documents. (ii) In the event any Obligor incurs Indebtedness other than Indebtedness that is permitted by Section 9.01 hereof, 100% of the Net Cash Proceeds thereof received by such Obligor. For the avoidance of doubt, any partial prepayment made pursuant to this Section 3.03(b)(ii) shall not be deemed to be a consent to any such incurrence of Indebtedness or a cure or waiver of any Event of Default which occurs in connection therewith, it being understood that any such Event of Default may only be waived with the express consent of the Majority Lenders. (iii) In the event any Obligor consummates an Asset Sale other than an Asset Sale that is permitted by Section 9.09 hereof (other than Section 9.09(i)), 100% of the Net Cash Proceeds received by such Obligor in connection with such Asset Sale; provided, however, so long as no Default has occurred and is continuing, within one hundred eighty (180) days after receipt of such Net Cash Proceeds, the Obligors may use such Net Cash Proceeds not exceeding $500,000 in the aggregate for all Asset Sales during the term of this Agreement, to purchase, replace, repair or restore properties or assets used in the Obligors’ businesses; provided, further, that any such purchased, replaced, repaired or restored property shall be Collateral in which the Administrative Agent for the benefit of the Lenders has been granted a security interest under the Security Documents. For the avoidance of doubt, any partial prepayment made pursuant to this Section 3.03(b)(iii) shall not be deemed to be a consent to any Asset Sale or a cure or waiver of any Event of Default which occurs in connection therewith, it being understood that any such Event of Default may only be waived with the express consent of the Majority Lenders.

-34- ARTICLE 4 PAYMENTS Section 4.01. Payments. (a) Payments Generally. Each payment of principal, interest and other amounts to be made by the Obligors under this Agreement or any other Loan Document shall be made in Dollars, in immediately available funds, without deduction, set off or counterclaim, to the deposit account of the Administrative Agent specified to Borrower from time to time, not later than 2:00 p.m. (Eastern time) on the date on which such payment shall become due (each such payment made after such time on such due date to be deemed to have been made on the next succeeding Business Day). (b) Application of Payments. Each payment under this Agreement or any other Loan Document shall be applied in the following order of priority, with proceeds being applied to a succeeding level of priority only if amounts owing pursuant to the immediately preceding level of priority have been paid in full in cash: (i) first, to the payment of any unpaid costs and expenses referred to in Section 13.03(a) then due and owing; (ii) second, in reduction of Borrower’s obligation to pay any unpaid interest and any fees then due and owing including, without limitation, (x) interest payable pursuant to Section 3.02(d) and (y) any Prepayment Premium, if applicable; (iii) third, in reduction of Borrower’s obligation to pay any Claims or Losses referred to in Section 13.03(b) then due and owing; (iv) fourth, to the payment of unpaid principal of the Loans on a pro rata basis; (v) fifth, in reduction of any other Obligation then due and owing; and (vi) sixth, to Borrower or such other Persons as may lawfully be entitled to or directed by Borrower to receive the remainder. Unless otherwise directed by the Majority Lenders, all payments of principal, interest and fees under this Agreement and the other Loan Documents shall be made by the Obligors to the Lenders pro rata in accordance with the Lenders’ respective Proportionate Shares of such payments. (c) Non-Business Days. If the due date of any payment under this Agreement (whether in respect of principal, interest, fees, costs or otherwise) would otherwise fall on a day that is not a Business Day, such date shall be extended to the next succeeding Business Day, and, in the case of any payment accruing interest, interest thereon shall be payable for the period of such extension.

-35- Section 4.02. Computations. All computations of interest and fees hereunder shall be computed on the basis of a year of 360 days and actual days elapsed during the period for which payable. Section 4.03. Notices. Each notice of optional prepayment shall be effective only if received by the Lenders not later than 2:00 p.m. (Eastern time) on the date three (3) Business Days prior to the date of prepayment. Each notice of optional prepayment shall specify the amount to be prepaid and the date of prepayment. Section 4.04. Set-Off. (a) Set-Off Generally. Upon the occurrence and during the continuance of any Event of Default, the Administrative Agent, the Lenders and each of their respective Affiliates are hereby authorized at any time and from time to time, to the fullest extent permitted by Law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by the Lenders or such Affiliates to or for the credit or the account of any Obligor against any and all of the Obligations, whether or not the Lenders shall have made any demand and although such Obligations may be unmatured. Any Person exercising rights of set-off hereunder agrees to promptly notify Borrower after any such set-off and application, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Lenders and their respective Affiliates under this Section 4.04 are in addition to other rights and remedies (including other rights of set-off) that the Lenders and their respective Affiliates may have. (b) Exercise of Rights Not Required. Nothing contained herein shall require the Administrative Agent, the Lenders or any of their respective Affiliates to exercise any such right or shall affect the right of such Persons to exercise, and retain the benefits of exercising, any such right with respect to any other indebtedness or obligation of any Obligor. ARTICLE 5 YIELD PROTECTION Section 5.01. Additional Costs. (a) Change in Requirements of Law Generally. If, on or after the date hereof, the adoption of any Requirement of Law, or any change in any Requirement of Law, or any change in the interpretation or administration thereof by any court or other Governmental Authority charged with the interpretation or administration thereof, or compliance by any Lender (or its lending office) with any request or directive (whether or not having the force of law) of any such Governmental Authority, shall impose, modify or deem applicable any reserve (including any such requirement imposed by the Board of Governors of the Federal Reserve System), special deposit, contribution, insurance assessment or similar requirement, in each case that becomes effective after the date hereof, against assets of, deposits with or for the account of, or credit extended by, a Lender (or its lending office) or shall impose on a Lender (or its lending office) any other condition affecting the Loans or the Commitment, not as a result of any action or inaction on the part of such

-36- Lender, and the result of any of the foregoing is to increase the cost to any Lender of making or maintaining its portion of the Loans, or to reduce the amount of any sum received or receivable by any Lender under this Agreement or any other Loan Document, by an amount reasonably deemed by such Lender in good faith to be material (other than (i) Indemnified Taxes, (ii) Taxes described in clauses (b) through (d) of the definition of “Excluded Taxes” and (iii) Connection Income Taxes), then Borrower shall, without duplication, pay to such Lender on demand therefor such additional amount or amounts as will compensate such Lender for such increased cost or reduction. Notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (y) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to constitute a change in Requirements of Law for all purposes of this Section 5.01, regardless of the date enacted, adopted or issued. (b) Change in Capital Requirements. If a Lender shall have determined that, on or after the date hereof, the adoption of any Requirement of Law regarding capital adequacy, or any change therein, or any change in the interpretation or administration thereof by any Governmental Authority charged with the interpretation or administration thereof, or any request or directive regarding capital adequacy (whether or not having the force of law) of any such Governmental Authority, in each case that becomes effective after the date hereof, has or would have the effect of reducing the rate of return on capital of a Lender (or its parent) as a consequence of a Lender’s obligations hereunder or the Loans to a level below that which a Lender (or its parent) could have achieved but for such adoption, change, request or directive by an amount reasonably deemed by it to be material, then Borrower shall pay to such Lender on demand therefor such additional amount or amounts as will compensate such Lender (or its parent) for such reduction. (c) Notification by Lender. The Lenders will promptly notify Borrower of any event of which it has knowledge, occurring after the date hereof, which will entitle a Lender to compensation pursuant to this Section 5.01. Before giving any such notice pursuant to this Section 5.01(c) such Lender shall designate a different lending office if such designation (x) will, in the reasonable judgment of such Lender, avoid the need for, or reduce the amount of, such compensation and (y) will not, in the reasonable judgment of such Lender, be materially disadvantageous to such Lender. A certificate of the Lender claiming compensation under this Section 5.01, setting forth the amount or amounts to be paid to it hereunder, shall be conclusive and binding on Borrower in the absence of manifest error. Section 5.02. Illegality. Notwithstanding any other provision of this Agreement, in the event that on or after the date hereof the adoption of or any change in any Requirement of Law or in the interpretation or application thereof by any competent Governmental Authority shall make it unlawful for a Lender or its lending office to make or maintain the Loans (and, in the opinion of such Lender, the designation of a different lending office would either not avoid such unlawfulness or would be disadvantageous to such Lender), then such Lender shall promptly notify Borrower thereof following which (a) the Lender’s Commitment shall be suspended until such time as such Lender may again make and maintain the Loans hereunder and (b) if such Requirement of Law shall so mandate, the Loans shall be prepaid by Borrower on or before such date as shall be

-37- mandated by such Requirement of Law in an amount equal to the Redemption Price applicable on the date of such prepayment in accordance with Section 3.03(a); provided that no Prepayment Premium pursuant to Section 3.03(a)(ii) shall be due with respect thereto. Section 5.03. Taxes. (a) Payments Free of Taxes. Any and all payments by or on account of any Obligation shall be made without deduction or withholding for any Taxes, except as required by applicable Law. If any applicable Law (as determined in the good faith discretion of the Administrative Agent) requires the deduction or withholding of any Tax from any such payment by an Obligor, then such Obligor shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with applicable Law and, if such Tax is an Indemnified Tax, then the sum payable by such Obligor shall be increased as necessary so that after such deduction or withholding for Indemnified Taxes has been made (including such deductions and withholdings for Indemnified Taxes applicable to additional sums payable under this Section 5.03) the applicable Recipient receives an amount equal to the sum it would have received had no such deduction or withholding for Indemnified Taxes been made. For purposes of this Section, the term “applicable Law” includes FATCA. (b) Payment of Other Taxes by Borrower. Borrower shall timely pay to the relevant Governmental Authority in accordance with applicable Law, or at the option of the Administrative Agent, timely reimburse it for, Other Taxes. (c) Evidence of Payments. As soon as practicable after any payment of Taxes by Borrower to a Governmental Authority, as a withholding Tax pursuant to this Section 5.03, Borrower shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, or a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent. (d) Indemnification. Borrower shall reimburse and indemnify each Recipient, within ten (10) days after demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section 5.03) payable or paid by such Recipient or required to be withheld or deducted from a payment to such Recipient and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to Borrower by a Lender (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error. (e) Indemnification by the Lender. Each Lender shall severally indemnify the Administrative Agent, within ten (10) days after demand therefor, for (i) any Indemnified Taxes attributable to such Lender (but only to the extent that Borrower has not already indemnified the Administrative Agent for such Indemnified Taxes and without limiting the obligation of Borrower to do so), and (ii) any Taxes attributable to such Lender, in each case, that are payable or paid by

-38- the Administrative Agent in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under any Loan Document or otherwise payable by the Administrative Agent to such Lender from any other source against any amount due to the Administrative Agent under this paragraph (e). (f) Status of Lenders. (i) Any Lender that is entitled to an exemption from, or reduction of withholding Tax with respect to payments made under any Loan Document shall deliver to Borrower and the Administrative Agent at the time or times reasonably requested by Borrower or the Administrative Agent such properly completed and executed documentation reasonably requested by Borrower or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if reasonably requested by Borrower or the Administrative Agent, shall deliver such other documentation prescribed by applicable Law or as reasonably requested by Borrower or the Administrative Agent as will enable Borrower or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Section 5.03(f)(ii)(A), (B) or (D)) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender. (ii) Without limiting the generality of the foregoing: (A) any Lender that is a U.S. Person shall deliver to Borrower and the Administrative Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of Borrower or the Administrative Agent), duly completed, valid, executed copies of IRS Form W-9 (or successor form) certifying that such Lender is exempt from U.S. Federal backup withholding Tax; (B) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to Borrower and the Administrative Agent (in such number of copies as shall be requested by the Recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of Borrower or the Administrative Agent), whichever of the following is applicable: (1) in the case of a Foreign Lender claiming the benefits of an income Tax treaty to which the United States is a party (x) with respect to payments of interest under any Loan Document, duly completed, valid executed copies of IRS Form W-8BEN (or successor form) or IRS Form W-8BEN-E (or successor form) establishing an exemption from, or reduction of, U.S. Federal withholding Tax pursuant to the “interest” article of such Tax treaty and (y) with respect to any other

-39- applicable payments under any Loan Document, duly completed, valid, executed originals of IRS Form W-8BEN (or successor form) or IRS Form W-8BEN-E (or successor form) establishing an exemption from, or reduction of, U.S. Federal withholding Tax pursuant to the “business profits” or “other income” article of such Tax treaty; (2) duly completed, valid, executed copies of IRS Form W-8ECI (or successor form); (3) in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate substantially in the form of Exhibit D to the effect that such Foreign Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10 percent shareholder” of Borrower within the meaning of Section 881(c)(3)(B) of the Code, or a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code (a “U.S. Tax Compliance Certificate”) and (y) executed copies of IRS Form W-8BEN (or successor form) or IRS Form W-8BEN-E (or successor form); or (4) to the extent a Foreign Lender is not the beneficial owner, duly completed, valid, executed copies of IRS Form W-8IMY (or successor form), accompanied by IRS Form W-8ECI (or successor form), IRS Form W-8BEN (or successor form), IRS Form W-8BEN-E (or successor form), a U.S. Tax Compliance Certificate, IRS Form W-9 (or successor form), and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate on behalf of each such direct and indirect partner; (C) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to Borrower and the Administrative Agent (in such number of copies as shall be requested by the Recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of Borrower or the Administrative Agent), executed copies of any other form prescribed by applicable Law as a basis for claiming exemption from or a reduction in U.S. Federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable Law to permit Borrower or the Administrative Agent to determine the withholding or deduction required to be made; and (D) if a payment made to a Lender under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to Borrower and the Administrative Agent at the time or times prescribed by Law and at such time or times reasonably requested by Borrower or the Administrative Agent such documentation prescribed by applicable Law (including as prescribed by

-40- Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by Borrower or the Administrative Agent as may be necessary for Borrower or the Administrative Agent to comply with its obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount, if any, to deduct and withhold from such payment. Solely for purposes of this clause (D), “FATCA” shall include any amendments made to FATCA after the date of this Agreement. Each Recipient agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall promptly update such form or certification or promptly notify Borrower and the Administrative Agent in writing of its legal inability to do so. (g) Treatment of Certain Refunds. If any party to this Agreement determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Section 5.03 (including by the payment of additional amounts pursuant to this Section 5.03), it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under this Section with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Such indemnifying party, upon the written request of such indemnified party, shall repay to such indemnified party the amount paid over pursuant to this paragraph (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that such indemnified party is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this Section 5.03(g), in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this Section 5.03(g) the payment of which would place the indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts giving rise to such refund had never been paid. This Section 5.03(g) shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person. (h) Mitigation Obligations. If Borrower is required to pay any Indemnified Taxes or additional amounts to any Lender or to any Governmental Authority for the account of any Lender pursuant to Section 5.01 or this Section 5.03, then such Lender shall (at the request of Borrower) use commercially reasonable efforts to designate a different lending office for funding or booking its Loans hereunder or to assign and delegate its rights and obligations hereunder to another of its offices, branches or Affiliates if, in the sole reasonable judgment of such Lender, such designation or assignment and delegation would (i) eliminate or reduce amounts payable pursuant to Section 5.01 or this Section 5.03, as the case may be, in the future, (ii) not subject such Lender to any unreimbursed cost or expense and (iii) not otherwise be disadvantageous to such Lender. (i) Survival. Each party’s obligations under this Article 5 shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of,

-41- a Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all Obligations under any Loan Document. Section 5.04. Delay in Requests. Failure or delay on the part of any Lender to demand compensation pursuant to this Article 5 shall not constitute a waiver of such Lender’s right to demand such compensation; provided that Borrower shall not be required to compensate a Lender pursuant to this Article for any increased costs incurred or reductions suffered more than six (6) months prior to the date that such Lender notifies Borrower of the change in Law giving rise to such increased costs or reductions, and of such Lender’s intention to claim compensation therefor (except that, if the change in Law giving rise to such increased costs or reductions is retroactive, then the six (6) month period referred to above shall be extended to include the period of retroactive effect thereof). ARTICLE 6 CONDITIONS PRECEDENT Section 6.01. Conditions to Tranche A Loan; Closing Date. The obligation of each Lender to make the Tranche A Loan on the Closing Date shall not become effective until the following conditions precedent shall have been reasonably satisfied or waived in writing by the Administrative Agent (which satisfaction or waiver may be made simultaneously with the making of the Tranche A Loan hereunder): (a) Organization and Capitalization. The organizational structure and pro- forma capitalization of the Obligors, after giving effect to the Transactions, as set forth on Schedule 7.19 shall be satisfactory to the Administrative Agent. (b) Terms of Material Agreements. The Administrative Agent shall be satisfied in its sole discretion with the terms and conditions of all of the Obligors’ Material Agreements. (c) No Law Restraining Transactions. No applicable Law or regulation shall restrain, prevent or, in the reasonable judgment of the Administrative Agent, impose materially adverse conditions upon the Transactions. (d) Lien Searches. The Administrative Agent shall be satisfied with Lien searches regarding the Obligors made prior to the Closing Date. (e) Documentary Deliveries. The Administrative Agent shall have received the following documents, each of which shall be in form and substance satisfactory to the Administrative Agent: (i) Agreement. This Agreement duly executed and delivered by Borrower and each of the other parties hereto. (ii) Security Documents.

-42- (A) The Security Documents, including, without limitation, the Security Agreement, each Short-Form IP Security Agreement and financing statements, each in form and substance satisfactory to the Administrative Agent and duly executed and delivered by each of the Obligors and the other parties thereto. (B) The Collateral Questionnaire, duly executed and delivered by a Responsible Officer of Borrower, substantially in the form of Exhibit I hereto and otherwise in form and substance satisfactory to the Administrative Agent. (C) Without limitation, all other documents and instruments reasonably required to perfect the Administrative Agent’s Lien on, and security interest in, the Collateral required to be delivered on or prior to the Closing Date shall have been duly executed and delivered and be in proper form for filing, and shall create in favor of the Administrative Agent, a perfected Lien on, and security interest in, the Collateral, subject to no Liens other than Permitted Liens. (iii) Note. Any Notes requested in accordance with Section 2.04. (iv) Approvals. Borrower shall certify to the Administrative Agent that all material licenses, consents, authorizations and approvals of, and notices to and filings and registrations with, any Governmental Authority (including all foreign exchange approvals) in connection with the Transactions have been made or obtained, and all material third-party consents and approvals, necessary in connection with the execution, delivery and performance by the Obligors of the Loan Documents and the Transactions have been obtained. (v) Organizational Documents. (A) Certified copies of the Organizational Documents of each Obligor and of resolutions of the Board (or similar governing body) of each Obligor approving and authorizing the execution, delivery and performance of this Agreement and each of the other Loan Documents to which it is a party, certified as of the Closing Date by a Responsible Officer of such Obligor as being in full force and effect without modification or amendment; (B) a good standing certificate and/or compliance certificate from the applicable Governmental Authority of each Obligor’s (x) jurisdiction of incorporation and (y) jurisdiction(s) in which it is qualified as a foreign corporation or other entity to do business (except where failure to be in good standing would not, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect), each dated a recent date prior to the Closing Date; and (C) such other documents as the Administrative Agent may reasonably request. (vi) Incumbency Certificate. A certificate of each Obligor as to the authority, incumbency and specimen signatures of the persons who have executed

-43- the Loan Documents and any other documents in connection herewith on behalf of the Obligors. (vii) Opinion of Counsel. A favorable opinion, dated as of the Closing Date, of Wiggin and Dana LLP, counsel to each Obligor in form reasonably acceptable to the Administrative Agent and its counsel. (viii) Evidence of Insurance. Certificates from Borrower’s insurance broker or other evidence satisfactory to the Administrative Agent that all insurance required to be maintained pursuant to Section 8.05 is in full force and effect. (ix) Borrowing Notice. The Administrative Agent shall have received a Borrowing Notice in accordance with Section 2.01(a)(ii) duly executed and delivered by a Responsible Officer of Borrower, in form and substance satisfactory to the Administrative Agent. (f) Due Diligence. The Administrative Agent shall have received and be satisfied with all due diligence regarding the Obligors (including without limitation historical financial statements, Projections, technical, operational, legal, intellectual property, commercial market forecasts, clinical and regulatory assessments, supply chain, securities, labor, Tax, litigation, environmental, reimbursement and regulatory authority matters) in its sole discretion. (g) Indebtedness. As of the Closing Date, after giving effect to the Transactions, no Obligor shall have Indebtedness other than the Obligations and any Indebtedness specified on Schedule 7.13A. All amounts due or outstanding in respect of any Indebtedness other than the Obligations and any Indebtedness specified on Schedule 7.13A shall have been repaid in full, all commitments (if any) in respect thereof terminated, all guarantees (if any) thereof discharged and released and all security therefor (if any) released, together with all fees and other amounts owing thereon, or documentation in form and substance satisfactory to the Administrative Agent to effect such release upon such repayment and termination shall have been delivered to the Administrative Agent. (h) Closing Fees, Expenses, Etc. The Lenders and their Affiliates shall have received for their own account, the Closing Fee and all fees, costs and expenses due (including applicable attorney costs and the reasonable and documented out-of-pocket fees and expenses of any other advisors to the Lenders) and payable pursuant to Section 13.03, after deducting therefrom the Expense Deposit. (i) Warrant Certificate. The Administrative Agent shall have received the executed Warrant Certificate, dated as of the Closing Date. (j) Representations and Warranties. The representations and warranties of the Obligors contained in Article 7 or any other Loan Document shall be true and correct in all material respects on and as of the Closing Date; provided that to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and

-44- correct in all material respects as of such earlier date; provided further that any representation and warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects. (k) No Default. No Default shall exist, or would result from such proposed Borrowing or from the application of the proceeds therefrom. (l) Miscellaneous. The Administrative Agent and each Lender shall have received such other opinions, instruments, certificates and documents as the Administrative Agent or such Lender shall have reasonably requested with prior notice to Borrower. (m) Equity Raise. Borrower shall have completed the Series D preferred equity raise on terms and provisions reasonably satisfactory to the Administrative Agent, which results in minimum gross cash proceeds to Borrower of at least $75,000,000. Section 6.02. Conditions to Tranche B Loan; Tranche B Loan Borrowing Date. The obligation of each Lender to make the Tranche B Loan on the Tranche B Loan Borrowing Date shall not become effective until the following conditions precedent shall have been satisfied or waived in writing by the Administrative Agent (which satisfaction or waiver may be made simultaneously with the making of the Tranche B Loan hereunder): (a) Borrowing Notice. The Administrative Agent shall have received a Borrowing Notice in accordance with Section 2.01(b)(ii) requesting the Borrowing of the Tranche B Loan duly executed by a Responsible Officer of Borrower and Borrower’s updated Schedules to this Agreement (if any), in form and substance satisfactory to the Administrative Agent. (b) Representations and Warranties. The representations and warranties of the Obligors contained in Article 7 or any other Loan Document shall be true and correct in all material respects on and as of the Tranche B Loan Borrowing Date; provided that to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects as of such earlier date; provided further that any representation and warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects. (c) No Default. No Default shall exist, or would result from such proposed Borrowing or from the application of the proceeds therefrom. Section 6.03. Conditions to Tranche C Loan; Tranche C Loan Borrowing Date. The obligation of each Lender to make the Tranche C Loan on the Tranche C Loan Borrowing Date shall not become effective until the following conditions precedent shall have been satisfied or

-45- waived in writing by the Administrative Agent (which satisfaction or waiver may be made simultaneously with the making of the Tranche C Loan hereunder): (a) Borrowing Notice. The Administrative Agent shall have received a Borrowing Notice in accordance with Section 2.01(c)(ii) requesting the Borrowing of the Tranche C Loan duly executed by a Responsible Officer of Borrower and Borrower’s updated Schedules to this Agreement (if any), in form and substance satisfactory to the Administrative Agent. (b) Representations and Warranties. The representations and warranties of the Obligors contained in Article 7 or any other Loan Document shall be true and correct in all material respects on and as of the Tranche C Loan Borrowing Date; provided that to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects as of such earlier date; provided further that any representation and warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects. (c) No Default. No Default shall exist, or would result from such proposed Borrowing or from the application of the proceeds therefrom. (d) Expenses, Etc. The Lenders and their Affiliates shall have received for their own account, all fees, costs and expenses due (including applicable attorney costs and the reasonable and documented out-of-pocket fees and expenses of any other advisors to the Lenders) and payable pursuant to Section 13.03. Section 6.04. Conditions to Tranche D Loan; Tranche D Loan Borrowing Date. The obligation of each Lender to make the Tranche D Loan on the Tranche D Loan Borrowing Date shall not become effective until the following conditions precedent shall have been satisfied or waived in writing by the Administrative Agent (which satisfaction or waiver may be made simultaneously with the making of the Tranche D Loan hereunder): (a) Borrowing Notice. The Administrative Agent shall have received a Borrowing Notice in accordance with Section 2.01(d)(ii) requesting the Borrowing of the Tranche D Loan duly executed by a Responsible Officer of Borrower and Borrower’s updated Schedules to this Agreement (if any), in form and substance satisfactory to the Administrative Agent. (b) Representations and Warranties. The representations and warranties of the Obligors contained in Article 7 or any other Loan Document shall be true and correct in all material respects on and as of the Tranche D Loan Borrowing Date; provided that to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects as of such earlier date; provided further that any representation and warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects.

-46- (c) No Default. No Default shall exist, or would result from such proposed Borrowing or from the application of the proceeds therefrom. (d) Officer’s Certificate. A certificate, dated as of the Tranche D Borrowing Date and signed by a Responsible Officer of Borrower, confirming compliance with the conditions set forth in this Section 6.04. (e) Milestone. The Administrative Agent shall have received evidence satisfactory to the Administrative Agent that Borrower is in pro-forma compliance with the revenue covenant in Section 8.15(b) for the fiscal quarter ending March 31, 2022. (f) Expenses, Etc. The Lenders and their Affiliates shall have received for their own account, all fees, costs and expenses due (including applicable attorney costs and the reasonable and documented out-of-pocket fees and expenses of any other advisors to the Lenders) and payable pursuant to Section 13.03. The borrowing of the Loans shall constitute a certification by Borrower to the effect that the conditions set forth in Section 6.01, Section 6.02, Section 6.03 and Section 6.04, as applicable, have been fulfilled as of the Closing Date, the Tranche B Loan Borrowing Date, the Tranche C Loan Borrowing Date or the Tranche D Loan Borrowing Date, or waived by the Administrative Agent on behalf of the Lenders, as applicable. ARTICLE 7 REPRESENTATIONS AND WARRANTIES In order to induce the Lenders to enter into this Agreement and to extend the Loans hereunder, each Obligor represents and warrants to the Administrative Agent and the Lenders, on the Closing Date, on the Tranche B Loan Borrowing Date, on the Tranche C Loan Borrowing Date and on the Tranche D Loan Borrowing Date, as applicable, that the following statements are true and correct: Section 7.01. Power and Authority. Each Obligor and each of its Subsidiaries (a) is duly organized, validly existing and in good standing under the Laws of its jurisdiction of organization, (b) has all requisite corporate (or equivalent) power, and has all material governmental licenses, authorizations, consents and approvals necessary to own its assets and carry on its business as now being or as proposed to be conducted except to the extent that failure to have the same would not reasonably be expected to have a Material Adverse Effect, (c) is qualified to do business and is in good standing in all jurisdictions in which the nature of the business conducted by it makes such qualification necessary except where failure to so qualify would not (either individually or in the aggregate) reasonably be expected to have a Material Adverse Effect, and (d) has full power, authority and legal right to make and perform each of the Loan Documents and, in the case of Borrower, to borrow the Loans hereunder. Section 7.02. Authorization; Enforceability. The Transactions are within each Obligor’s corporate (or equivalent) powers and have been duly authorized by all necessary corporate (or

-47- equivalent) action and, if required, by all necessary shareholder or other equity holder action. The Loan Documents have been duly executed and delivered by each Obligor party thereto and constitutes, and each of the other Loan Documents to which it is a party when executed and delivered by such Obligor will constitute, a legal, valid and binding obligation of such Obligor, enforceable against each Obligor in accordance with its terms, except as such enforceability may be limited by (a) bankruptcy, insolvency, reorganization, moratorium or similar Laws of general applicability affecting the enforcement of creditors’ rights and (b) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). Section 7.03. Governmental and Other Approvals; No Conflicts. The Transactions (a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority or any other Person, except for (i) such as have been obtained or made and are in full force and effect, (ii) filings and recordings in respect of perfecting or recording the Liens created pursuant to the Security Documents and (iii) those consents listed on Schedule 7.03, (b) will not violate any Requirement of Law or the Organizational Documents of any Obligor or any order of any Governmental Authority, other than any such violations that, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect, (c) will not violate or result in a default under any Material Agreement, or give rise to a right thereunder to require any payment to be made by any such Person, and (d) will not result in the creation or imposition of any Lien (other than Permitted Liens) on any asset of any Obligor or any of its Subsidiaries. Section 7.04. Financial Statements; Projections; Material Adverse Change. (a) Financial Statements. Borrower has heretofore furnished to the Administrative Agent certain financial statements as provided for in Section 8.01. Such financial statements present fairly, in all material respects, the financial position and results of operations and cash flows of the Obligors as of such dates and for such periods substantially in accordance with GAAP, subject to quarterly or year-end adjustments and the absence of footnotes. No Obligor has any material contingent liabilities or liabilities for taxes, long-term lease or unusual forward or long-term commitments not disclosed in the aforementioned financial statements. (b) Projections. On and as of the Closing Date, the projections of the Obligors (collectively, the “Projections”) are based on good faith estimates and assumptions made by the management of Borrower; provided, the Projections are not to be viewed as facts and that actual results during the period or periods covered by the Projections may differ from such Projections and that the differences may be material; provided, further, as of the Closing Date, the management of Borrower believes that the Projections are reasonable and attainable. (c) No Material Adverse Change. Since December 31, 2019, no event, circumstance or change has occurred that has caused or evidences, either in individually or in the aggregate, a Material Adverse Change.

-48- Section 7.05. Properties. (a) Property Generally. Each Obligor has good and marketable fee simple title to, or valid leasehold or license interests in, all its real and personal Property material to its business, subject only to Permitted Liens and except as would not reasonably be expected to interfere with its ability to conduct its business as currently conducted or to utilize such properties for their intended purposes. (b) Intellectual Property. (i) Schedule 7.05(b) lists, with respect to each Obligor, all United States and foreign registrations of and applications for Patents, Trademarks, Copyrights, and industrial designs that are Obligor Intellectual Property, including the applicable jurisdiction, registration or application number and date, as applicable thereto, a designation as to whether it is Material Intellectual Property, and a designation as to whether it is licensed or owned by Obligor. (ii) Each Obligor (A) owns or possesses all legal and beneficial rights, title and interest in and to Material Intellectual Property designated on Schedule 7.05(b) as being owned by such Obligor and (B) has the right to use the Material Intellectual Property licensed to such Obligor, in each case free and clear of any Liens or Claims of any kind, other than Permitted Liens. (iii) To Obligors’ knowledge, the Material Intellectual Property does not violate any license or infringe any valid and enforceable Intellectual Property right of another. (iv) Other than with respect to the Material Agreements, or as permitted by this Agreement, the Obligors have not assigned or otherwise transferred ownership of, or agreed to assign or otherwise transfer ownership of, any Material Intellectual Property, in whole or in part, to any Person who is not an Obligor. (v) Other than as set forth on Schedule 7.05(b), the Obligors have not received any written communications, nor is there any pending or, to each Obligor’s knowledge, threatened action in writing, suit, proceeding or claim in writing by another, alleging that any of the Obligors has violated, infringed, diluted or misappropriated any Intellectual Property of another. (vi) There is no pending or, to any Obligor’s knowledge, threatened action in writing, suit, proceeding or claim in writing by another: (a) challenging an Obligor’s rights in or to any Material Intellectual Property owned by such Obligor; or (b) challenging the validity, enforceability or scope of any Material Intellectual Property owned by an Obligor. (vii) Each Obligor has taken commercially reasonable precautions to protect the secrecy, confidentiality and value of the Material Intellectual Property (including without limitation, by requiring that all relevant current and former employees, contractors and consultants of the Obligors execute written confidentiality and invention assignment Contracts). (viii) Each Obligor has complied with the material terms of each Material Agreement pursuant to which Intellectual Property has been licensed to the Obligors (which material terms shall include, but not be limited to, pricing and duration of the agreement).

-49- (ix) All maintenance fees, annuities, and the like due or payable on the Patents within Material Intellectual Property have been timely paid or the failure to so pay was the result of an intentional decision by the applicable Obligor, which would not reasonably be expected to result in a Material Adverse Change. All documents and instruments necessary to register or apply for or renew registration of all Patents, Trademarks and Copyrights within the Material Intellectual Property have been validly executed, delivered and filed in a timely manner with the United States Patent and Trademark Office or the United States Copyright Office, as applicable. (x) To each Obligor’s knowledge, there are no material defects in any of the Patents within Material Intellectual Property and no such Patents within Material Intellectual Property have ever been finally adjudicated to be invalid, unpatentable or unenforceable for any reason in any administrative, arbitration, judicial or other proceeding. (xi) To each Obligor’s knowledge, no Obligor has received any written notice asserting that the Patents within the Material Intellectual Property are invalid, unpatentable or unenforceable and, to each Obligor’s knowledge, no Obligor has engaged in any conduct, or omitted to perform any necessary act, the result of which would invalidate or render unpatentable or unenforceable any such Patent within the Material Intellectual Property. (xii) Each employee and consultant has signed a written agreement assigning to the applicable Obligor all intellectual property rights that are related to such Obligor’s business as now conducted and as presently proposed to be conducted and confidentiality provisions protecting trade secrets and confidentiality information of the Obligors. (xiii) To the knowledge of each Obligor, no third party is infringing upon or misappropriating, or violating any material license or agreement with such Obligor relating to any Material Intellectual Property. Section 7.06. No Actions or Proceedings. (a) Litigation. There is no litigation, investigation or enforcement proceeding pending or threatened in writing with respect to any Obligor by or before any Governmental Authority or arbitrator (i) that either individually or in the aggregate would reasonably be expected to have a Material Adverse Effect or (ii) that involves this Agreement or the Transactions. (b) Environmental Matters. The operations and the real Property of the Obligors comply with all applicable Environmental Laws, except to the extent the failure to so comply, either individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect. To each Obligor’s knowledge, there have been no conditions, occurrences or release of Hazardous Materials which would reasonably be expected to have a Material Adverse Effect. (c) Labor Matters. No Obligor has engaged in unfair labor practices and there are no pending or, to any Obligor’s knowledge, threatened in writing labor actions, disputes, grievance or arbitration proceedings involving the employees of any Obligor, in each case that would reasonably be expected to have a Material Adverse Effect. There is no material strike or work stoppage in existence or threatened in writing against any Obligor.

-50- Section 7.07. Compliance with Laws and Agreements. Each Obligor is in compliance with all Requirements of Law (including CLIA and Environmental Laws) and all Contracts binding upon it or its Property, except (other than with respect to Material Intellectual Property) where the failure to do so, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect. Section 7.08. Taxes. Each Obligor has timely filed or caused to be filed all federal income and other material Tax returns and reports required to have been filed and has paid or caused to be paid all federal income and other material Taxes required to have been paid by it, except Taxes that are being contested in good faith by appropriate proceedings and for which such Obligor has set aside on its books adequate reserves with respect thereto substantially in accordance with GAAP. Section 7.09. Full Disclosure. Borrower has disclosed to the Lenders all Material Agreements to which any Obligor is party, and all other matters to its knowledge, that, individually or in the aggregate, would reasonably be expected to result in a Material Adverse Effect. None of the reports, financial statements, certificates or other information furnished by or on behalf of the Obligors to the Lenders in connection with the negotiation of this Agreement and the other Loan Documents or delivered hereunder or thereunder (as modified or supplemented by other information so furnished) contains any material misstatement of material fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that, with respect to projected financial information, Borrower represents only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time. Section 7.10. Regulation. (a) Investment Company Act. No Obligor is an “investment company” as defined in, or subject to regulation under, the Investment Company Act of 1940. (b) Margin Stock. No Obligor is engaged principally, or as one of its important activities, in the business of extending credit for the purpose, whether immediate, incidental or ultimate, of buying or carrying Margin Stock, and no part of the proceeds of the Loans will be used to buy or carry any Margin Stock in violation of Regulation T, U or X. Section 7.11. Solvency. The Obligors, on a consolidated basis, are and, immediately after giving effect to the Borrowings, the use of proceeds thereof, and the consummation of the Transactions, will be, Solvent. Section 7.12. Subsidiaries. Except as set forth on Schedule 7.12 (as such Schedule may be updated by Borrower from time to time), Borrower has no direct or indirect Subsidiaries. Section 7.13. Indebtedness and Liens. Set forth on Schedule 7.13A is a complete and correct list of all Permitted Indebtedness of each Obligor described in Section 9.01(b) as of the date hereof. Set forth on Schedule 7.13B is a complete and correct list of all Permitted Liens

-51- described in Section 9.02(b) granted by an Obligor with respect to its respective Property and outstanding as of the date hereof. Section 7.14. Material Agreements. Set forth on Schedule 7.14 (as such Schedule may be updated by Borrower from time to time) is a complete and correct list of (i) each Material Agreement and (ii) each Contract creating or evidencing any Material Indebtedness, together with a summary reference to the product or purpose of each such Material Agreement and such Contract, to which an Obligor is a party. Accurate and complete copies of each such Contract listed on such schedule have been made available to the Lenders. No Obligor is in default in any material respect under any such Material Agreement or such Contract creating or evidencing any Material Indebtedness listed on such schedule, and no Obligor has knowledge of any default in any material respect by any counterparty to such Material Agreement or such Contract. Except as otherwise disclosed on Schedule 7.14 (as such Schedule may be updated by Borrower from time to time), all material vendor purchase agreements and provider Contracts of the Obligors, and all Material Agreements including a grant of rights under any Intellectual Property to an Obligor, are in full force and effect without material modification from the form in which the same were disclosed to the Lenders. Section 7.15. Restrictive Agreements. None of the Obligors is party to any Restrictive Agreement, except (i) those listed on Schedule 7.15 or otherwise permitted under Section 9.11, (ii) restrictions and conditions imposed by Law or by the Loan Documents, (iii) any stockholder agreement or investor rights agreement, charter, by laws or other organizational documents of an Obligor and (iv) limitations associated with Permitted Liens. Section 7.16. Real Property. No Obligor or any of its Subsidiaries owns or leases (as tenant thereof) any real Property on the date hereof, except as described on Schedule 7.16. Section 7.17. Pension and Other Plans. Schedule 7.17 sets forth, as of the date hereof, a complete and correct list of, and that separately identifies, (a) all Title IV Plans, (b) all Multiemployer Plans and (c) all material Benefit Plans. Each Benefit Plan, and each trust thereunder, intended to qualify for Tax exempt status under Section 401 or 501 of the Code or other Requirements of Law so qualifies. Except for those that would not, in the aggregate, have a Material Adverse Effect, (x) each Benefit Plan is in compliance with applicable provisions of ERISA, the Code and other Requirements of Law, (y) there are no existing or pending (or to the knowledge of any Obligor or Subsidiary thereof, threatened) claims (other than routine claims for benefits in the normal course), sanctions, actions, lawsuits or other proceedings or investigation involving any Benefit Plan to which any Obligor or Subsidiary thereof incurs or otherwise has or would have an obligation or any liability or Claim and (z) no ERISA Event is reasonably expected to occur. Borrower and each of its ERISA Affiliates has met all applicable requirements under the ERISA Funding Rules with respect to each Title IV Plan, and no waiver of the minimum funding standards under the ERISA Funding Rules has been applied for or obtained. As of the most recent valuation date for any Title IV Plan, the funding target attainment percentage (as defined in Section 430(d)(2) of the Code) is at least 60%, and neither Borrower nor any of its ERISA Affiliates knows of any facts or circumstances that would reasonably be expected to cause the funding target attainment percentage to fall below 60% as of the most recent valuation date. As of the date hereof, no ERISA Event has occurred in connection with which obligations and

-52- liabilities (contingent or otherwise) remain outstanding. No ERISA Affiliate would have any Withdrawal Liability as a result of a complete withdrawal from any Multiemployer Plan on the date this representation is made. Section 7.18. Collateral; Security Interest. Each Security Document is effective to create in favor of the Administrative Agent for the benefit of the Lenders a legal, valid and enforceable security interest in the Collateral subject thereto and each such security interest is perfected to the extent required by (and has the priority required by) the applicable Security Document, subject to Permitted Liens. The Security Documents collectively are effective to create in favor of the Administrative Agent for the benefit of the Lenders a legal, valid and enforceable security interest in the Collateral, which upon the filing of financing statements and other similar statements filed in the appropriate offices, such security interests are perfected security interests (subject only to Permitted Liens) to the extent that such perfection may be obtained by such filing. Section 7.19. Capitalization. All of the issued and outstanding securities of each Obligor have been duly authorized, are validly issued, fully paid, and non-assessable. As of the Closing Date and except as set forth on Schedule 7.19, there are no outstanding or authorized options, warrants, purchase rights, subscription rights, conversion rights, exchange rights, or other contracts or commitments that could require the Obligors to issue, sell, or otherwise cause to become outstanding any of their ownership interests. There are no outstanding or authorized stock appreciation, phantom stock, profit participation, or similar rights with respect to the Obligors. None of the Equity Interests in any Obligor has been mortgaged, assigned or pledged in favor of any Person, other than pursuant to the Security Agreement. Section 7.20. Insurance. Each Obligor has obtained (and is maintaining), insurance for its assets (including the Collateral) and business as required under the Loan Documents. Section 7.21. Certain Fees. Except as described on Schedule 7.21, no broker’s or finder’s fee will be payable in connection with the execution and delivery of this Agreement. Section 7.22. Sanctions Laws. Obligors and, to the knowledge of the Obligors, any director, officer or employee of an Obligor acting on behalf of the Obligors, are in compliance with the Sanctions Laws. Section 7.23. Anti-Corruption Laws. No Obligor nor any of its Subsidiaries has, nor, to the knowledge of any Responsible Officer of any Obligor, has any director, officer, agent or employee of any Obligor acting on behalf of such Obligor (i) taken any action, directly or indirectly, that would result in a violation by such Persons of the Anti-Corruption Laws, (ii) made, offered to make, promised to make or authorized the payment or giving of, directly or indirectly, any Prohibited Payment or (iii) been subject to any investigation by any Governmental Authority with regard to any actual or alleged Prohibited Payment. Section 7.24. Anti-Terrorism Laws. The Obligors (i) have taken reasonable measures to ensure compliance with applicable Economic Sanctions Laws and Anti-Terrorism Laws, (ii) are not Designated Persons and (iii) have not used any part of the proceeds from any advance on behalf of any Designated Person or has not used, directly by it or indirectly through any Subsidiary, such

-53- proceeds in connection with any investment in, or any transactions or dealings with, any Designated Person. ARTICLE 8 AFFIRMATIVE COVENANTS AND FINANCIAL COVENANTS Each Obligor covenants and agrees with the Lenders that, until the Commitments have expired or been terminated and all Obligations (other than the Warrant Obligations and inchoate indemnity obligations) have been paid in full in cash: Section 8.01. Financial Statements and Other Information. It will furnish to the Administrative Agent for distribution to the Lenders: (a) as soon as available and in any event within thirty-five (35) days after the end of each month prior to a Qualified Public Offering, the consolidated balance sheet of the Obligors as of the end of each such month, and the related consolidated statements of income and cash flows of the Obligors for such month and the portion of the fiscal year through the end of such month, all in reasonable detail and setting forth in comparative form the figures for the corresponding period in the preceding fiscal year, together with a certificate of a Responsible Officer of Borrower stating that such financial statements fairly present in all material respects the financial condition of the Obligors as at such date and the results of operations of the Obligors for the period ended on such date and have been prepared substantially in accordance with GAAP consistently applied, subject to changes resulting from normal, quarterly or year-end adjustments and except for the absence of notes; (b) as soon as available and in any event within forty-five (45) days after the end of the first three fiscal quarters of each fiscal year, the consolidated balance sheet of the Obligors as of the end of such quarter, and the related consolidated statements of income and cash flows of the Obligors for such quarter and the portion of the fiscal year through the end of such quarter, all in reasonable detail and setting forth in comparative form the figures for the corresponding period in the preceding fiscal year, together with (i) a certificate of a Responsible Officer of Borrower stating that such financial statements fairly present in all material respects the financial condition of the Obligors as at such date and the results of operations of the Obligors for the period ended on such date and have been prepared substantially in accordance with GAAP consistently applied, subject to changes resulting from normal quarterly or year-end adjustments and except for the absence of footnotes and (ii) a management’s discussion and analysis of the financial condition and results of operations, including the Obligors’ liquidity and capital resources; provided that, if the Borrower is a Publicly Reporting Company, the Borrower’s filing of a Quarterly Report on Form 10-Q with the SEC shall be deemed to satisfy the requirements of this Section 8.01(b) on the date on which such report is first available via the SEC’s EDGAR system or a successor system related thereto;

-54- (c) as soon as available and in any event within one hundred fifty (150) days after the end of each fiscal year, the consolidated balance sheet of the Obligors as of the end of such fiscal year, and the related consolidated statements of income, shareholders’ equity and cash flows of the Obligors for such fiscal year, prepared substantially in accordance with GAAP consistently applied, all in reasonable detail and setting forth in comparative form the figures for the previous fiscal year, accompanied by (i) a report and opinion thereon of Cohn Reznick LLP or another independent certified public accountant acceptable to the Administrative Agent, which report and opinion shall be prepared in accordance with generally accepted auditing standards and shall not be subject to any “going concern” or like qualification or exception (other than solely with respect to, or expressly resulting solely from, the repayment of the Loans on the Stated Maturity Date) or any qualification or exception as to the scope of such audit and (ii) a management’s discussion and analysis of the financial condition and results of operations, including the Obligors’ liquidity and capital resources; provided that, if the Borrower is a Publicly Reporting Company, the Borrower’s filing of a Yearly Report on Form 10-K with the SEC shall be deemed to satisfy the requirements of this Section 8.01(c) on the date on which such report is first available via the SEC’s EDGAR system or a successor system related thereto; (d) within thirty-five (35) days after the end of each month, a compliance certificate of a Responsible Officer of Borrower as of the end of the applicable accounting period (which delivery may, unless a Lender requests executed originals, be by electronic communication including email and shall be deemed to be an original authentic counterpart thereof for all purposes) in the form of Exhibit E (a “Compliance Certificate”) which, for purposes of clarification, shall (i) demonstrate the Obligors’ compliance with Section 8.15(a) in respect of such month, (ii) for each month end that coincides with the end of a fiscal quarter of Borrower, state that the representations and warranties made by the Obligors in Article 7 are true in all material respects on and as of the date thereof; provided that to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects as of such earlier date; provided further that any representation and warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects, (iii) for each month end that coincides with the end of a fiscal quarter of Borrower, demonstrate Borrower’s compliance with Section 8.15(b) in respect of such fiscal quarter and (iv) for each month end that coincides with the end of a fiscal year of Borrower, provide Obligors’ updated Schedules to this Agreement (if any); (e) promptly, and in any event within five (5) Business Days after receipt thereof by an Obligor, copies of each notice or other correspondence received from any securities regulator or exchange to the authority of which an Obligor is subject concerning any investigation or possible investigation or other inquiry by such agency regarding financial or other operational results of such Obligor; (f) the information regarding insurance maintained by the Obligors as and when required under Section 8.05;

-55- (g) promptly following the Lenders’ written request at any time, proof of the Obligors’ compliance with Section 8.15(a); (h) within ten (10) days of delivery, copies of all periodic reports distributed by Borrower to its shareholders generally; provided that (i) any such material may be redacted by Borrower to exclude information relating to the Loan Documents or the Lenders and (ii) the Lenders shall not be entitled to receive statements, reports and notices relating to topics that (x) are subject to attorney-client privilege or (y) present a conflict of interest for the Lenders; (i) a financial forecast for the Obligors for each fiscal year, including forecasted balance sheets, statements of income and cash flows of the Obligors, all of which shall be prepared on a consolidated basis and delivered not later than February 28 of such fiscal year; (j) promptly following any Lender’s written request, certification that such Obligor is not a passive foreign investment company (“PFIC”) within the meaning of Sections 1291 through 1297 of the Code, or, if such Obligor determines that it is a PFIC, such information as would allow the Lender to make a qualified electing fund election with respect to the stock of the Obligor; (k) after Borrower becomes a Publicly Reporting Company, within five (5) Business Days of filing, provide access (via posting and/or links on Borrower’s web site) to all reports on Form 10-K and Form 10-Q filed with the SEC, any Governmental Authority succeeding to any or all of the functions of the SEC or with any national securities exchange; and within five (5) Business Days of filing, provide notice and access (via posting and/or links on Borrower’s web site) to all reports on Form 8-K filed with the SEC, and copies of (or access to, via posting and/or links on Borrower’s web site) all other reports, proxy statements and other materials filed by Borrower with the SEC, any Governmental Authority succeeding to any of the functions of the SEC or with any national securities exchange; (l) promptly after the receipt thereof, a copy of any “management letter” received from its certified public accounts and the management’s response thereto; and (m) such other information respecting the operations, properties, business or condition (financial or otherwise) of the Obligors (including with respect to the Collateral) as the Lenders may from time to time reasonably request. Section 8.02. Notices of Material Events. It will furnish to the Administrative Agent for distribution to the Lenders written notice of the following promptly after a Responsible Officer of an Obligor first learns of the existence of: (a) the occurrence of any Default or Event of Default;

-56- (b) the occurrence of any event with respect to any Obligor’s Property resulting in a Loss, to the extent not covered by insurance, aggregating $250,000 or more; (c) (i) any proposed Acquisition by any Obligor that would reasonably be expected to result in environmental liability under Environmental Laws in excess of $250,000, and (ii) in each case, to the extent that any of the following would reasonably be expected to result in liability in excess of $250,000: (A) spillage, leakage, discharge, disposal, leaching, migration or release of any Hazardous Material required to be reported to any Governmental Authority under applicable Environmental Laws, and (B) all actions, suits, claims, notices of violation, hearings, investigations or proceedings pending, or threatened in writing against or affecting any Obligor or any of its Subsidiaries or with respect to the ownership, use, maintenance and operation of their respective businesses, operations or properties, relating to Environmental Laws or Hazardous Material; (d) the assertion of any environmental matter by any Person in writing against, or with respect to the activities of, any Obligor or any of its Subsidiaries and any alleged violation of or non-compliance with any Environmental Laws or any permits, licenses or authorizations, in each case, which would reasonably be expected to involve damages in excess of $250,000 other than any environmental matter or alleged violation that, if adversely determined, would not (either individually or in the aggregate) have a Material Adverse Effect; (e) the filing or commencement of any action, suit or proceeding by or before any arbitrator or Governmental Authority against or directly affecting any Obligor or any of its Subsidiaries, in each case, that would reasonably be expected to result in a Material Adverse Effect; (f) (i) on or prior to any filing by any ERISA Affiliate of any notice of intent to terminate any Title IV Plan, a copy of such notice and (ii) promptly, and in any event within ten (10) days, after any Responsible Officer of any ERISA Affiliate knows or has reason to know that a request for a minimum funding waiver under Section 412 of the Code has been filed with respect to any Title IV Plan or Multiemployer Plan, a notice (which may be made by telephone if promptly confirmed in writing) describing such waiver request and any action that any ERISA Affiliate proposes to take with respect thereto, together with a copy of any notice filed with the PBGC or the IRS pertaining thereto; (g) within five (5) Business Days of obtaining written notice or knowledge thereof, (i) the termination of any Material Agreement; (ii) the receipt by any Obligor or any of its Subsidiaries of a written notice under any Material Agreement (and a copy thereof) asserting a default by such Obligor or any of its Subsidiaries where such alleged default would permit such counterparty to terminate such Material Agreement; (iii) the entering into any new Material Agreement by an Obligor (and a copy thereof); or (iv) any amendment to a Material Agreement that would be materially adverse to the Lenders (and a copy thereof) (which includes, but is not limited to, any amendments to provisions relating to pricing and term), provided that notices required under this subsection (g) may

-57- be delivered with Borrower’s monthly Compliance Certificate unless any of the foregoing events would reasonably be expected to have a Material Adverse Effect; (h) any product recalls, safety alerts, corrections, withdrawals, marketing suspensions, removals or the like conducted, to be undertaken or issued by any Obligor or any of its Subsidiaries, whether or not at the request, demand or order of any Governmental Authority; (i) within five (5) Business Days of obtaining written notice or knowledge thereof, any infringement or other violation by any Person of any Obligor Intellectual Property that would reasonably be expected to result in a Material Adverse Effect; (j) within five (5) Business Days of obtaining written notice or knowledge thereof, a material licensing agreement or arrangement entered into by any Obligor or any of its Subsidiaries in connection with any material infringement or alleged infringement of the Intellectual Property of another Person; (k) within five (5) Business Days of obtaining written notice or knowledge thereof, any written claim by any Person that the conduct of any Obligor’s (or any Subsidiary thereof) business, including the development, manufacture, use, sale or other commercialization of any product, infringes any Intellectual Property of such Person, except to the extent any such claim would not reasonably be expected to result in a Material Adverse Effect; (l) the reports and notices as and when required by the Security Documents; (m) within thirty (30) days of the date thereof, or, if earlier, on the date of delivery of any financial statements pursuant to Section 8.01, notice of any material change in accounting policies or financial reporting practices by the Obligors; (n) promptly after the occurrence thereof, notice of any labor controversy resulting in or threatening to result in any strike, work stoppage, boycott, shutdown or other material labor disruption against or involving an Obligor (or any Subsidiary thereof); (o) any other development that results in, or would reasonably be expected to result in, a Material Adverse Effect; (p) concurrently with the delivery of financial statements under Section 8.01(a), (b) or (c), the creation or other acquisition of any Intellectual Property by any Obligor or any Subsidiary after the date hereof and during such prior fiscal year which is registered or becomes registered or the subject of an application for registration with the United States Copyright Office or the United States Patent and Trademark Office, as applicable, or with any other equivalent foreign Governmental Authority; and (q) any change to any Obligor’s ownership of Deposit Accounts, Securities Accounts and Commodity Accounts, by delivering to the Lenders an updated Schedule 7

-58- to the Security Agreement setting forth a complete and correct list of all such accounts as of the date of such change. Each notice delivered under this Section 8.02 shall be accompanied by a statement of a Responsible Officer of Borrower setting forth in reasonable detail the event or development requiring such notice and any action taken or proposed to be taken with respect thereto. Notwithstanding any contrary provision of this Agreement or any other Loan Document (including, without limitation, Sections 8.01 and 8.02), until such time as the Administrative Agent provides written notice to Borrower that it no longer desires to receive information that constitutes material non-public information, Borrower shall provide any information required pursuant to the terms hereof, including any information that may be material non-public information, to the Administrative Agent; provided, that notwithstanding the foregoing, Borrower shall at all times comply with Section 8.01(d)(i)-(iii), 8.01(k) and 8.02(a). Section 8.03. Existence; Maintenance of Properties, Etc. (a) It will, and will cause each of its Subsidiaries to, do or cause to be done all things necessary to preserve, renew and keep in full force and effect its legal existence; provided that the foregoing shall not prohibit any merger, amalgamation, consolidation, liquidation or dissolution permitted under Section 9.03. (b) It shall, and shall cause each of its Subsidiaries to, maintain and preserve all rights, licenses, permits, privileges and franchises material to the conduct of its business, and maintain and preserve all of its assets and properties necessary to the conduct of its business in good working order and condition, ordinary wear and tear and damage from casualty or condemnation excepted. (c) It shall, and shall cause each of its Subsidiaries to, use commercially reasonable efforts to cause each new employee and contractor to execute and deliver a customary confidentiality, non-disclosure and Intellectual Property assignment agreement that includes a waiver of moral rights. Section 8.04. Payment of Obligations. It will, and will cause each of its Subsidiaries to, pay and discharge (i) all federal income and other material Taxes, fees, assessments and governmental charges or levies imposed upon it or upon its properties or assets prior to the date on which penalties attach thereto, and all lawful claims for labor, materials and supplies which, if unpaid, might become a Lien (other than a Permitted Lien) upon any properties or assets of any Obligor, except to the extent such Taxes, fees, assessments or governmental charges or levies, or such claims, are being contested in good faith by appropriate proceedings and are adequately reserved against substantially in accordance with GAAP, (ii) all lawful claims which, if unpaid, would by Law become a Lien upon its Property not constituting a Permitted Lien and (iii) all other obligations if the failure to discharge such obligation would reasonably be expected to result in a Material Adverse Effect. Section 8.05. Insurance. At its own cost and expense, it will, and will cause each of its Subsidiaries, to obtain and maintain, with financially sound and reputable insurers, insurance of the kinds, and in the amounts, as are consistent with customary practices and standards of its industry in the same or similar locations, it being understood and agreed that the insurance held by

-59- the Obligors on the Closing Date is deemed to fulfill this requirement on the date hereof. All of the insurance policies required pursuant to this Section 8.05 will name the Administrative Agent as a “loss payee,” “additional insured” or “mortgagee,” as applicable and as its interests may appear. Borrower will use its commercially reasonable efforts to ensure, or to cause others to ensure, that all insurance policies required pursuant to this Section 8.05 shall provide that they shall not be terminated or cancelled nor shall any policy be materially changed in a manner adverse to the insured Person without at least thirty (30) days’ written notice to insured Person and the Administrative Agent. Receipt of notice of termination or cancellation of any such insurance policies shall entitle the Administrative Agent to renew any such policies, all in accordance with the first sentence of this Section 8.05 or otherwise to obtain similar insurance in place of such policies, in each case at the expense of Borrower (payable within three (3) Business Days of Borrower’s receipt of written demand therefor) and, unless an Event of Default has occurred and is continuing, with the prior written consent of Borrower (such consent not to be unreasonably withheld). The amount of any such expenses shall accrue interest at the Default Rate if not paid when due and shall constitute “Obligations.” All of the insurance policies required hereby will be evidenced by one or more certificates of insurance, together with appropriate loss payee or additional insured clauses or endorsements in favor of the Administrative Agent as required by this Section, delivered to the Administrative Agent on or before the Closing Date (or, with respect to such endorsements, within the time period set forth in Section 8.19) and at such other times as the Administrative Agent may request from time to time. Section 8.06. Books and Records; Inspection Rights. It will, and will cause each of its Subsidiaries to, keep proper books of record and account in which full, true and correct entries are made of all dealings and transactions in relation to its business and activities. It will, and will cause each of its Subsidiaries to, permit any representatives designated by the Administrative Agent, upon reasonable prior notice and at reasonable times, to visit and inspect its properties, to examine and make extracts from its books and records, and to discuss its affairs, finances and condition with its officers and independent accountants, all at such reasonable times during normal business hours and with reasonable advance notice as the Administrative Agent may request. It will, and will cause each of its Subsidiaries to, pay all reasonable and documented out-of-pocket expenses incurred by the Administrative Agent (a) so long as no Default has occurred and is continuing, for no more than two (2) such inspections each calendar year and (b) during a continuing Default, all such inspections. Section 8.07. Compliance with Laws. (a) It will, and will cause each of its Subsidiaries to, (i) comply in all material respects with all Requirements of Law (including Environmental Laws) and (ii) comply in all material respects with all terms of outstanding Indebtedness and all Material Agreements, except (other than with respect to Material Intellectual Property) where the failure to do so, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect. (b) Each Obligor will maintain, and will cause each of its Subsidiaries to maintain, all records required to be maintained by a Governmental Authority, except where failure to do so, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect.

-60- Section 8.08. Licenses. It will, and will cause each of its Subsidiaries to, obtain and maintain all licenses, authorizations, consents, filings, exemptions, registrations and other Governmental Approvals necessary in connection with the execution, delivery and performance of the Loan Documents, the consummation of the Transactions or the operation and conduct of its business and ownership of its properties, except where failure to do so would not reasonably be expected to have a Material Adverse Effect. Section 8.09. Action under Environmental Laws. It will, and will cause each of its Subsidiaries to, upon a Responsible Officer becoming aware of the release of any Hazardous Materials or the existence of any environmental liability under applicable Environmental Laws with respect to their respective businesses, operations or properties, take all actions, at their cost and expense, as shall be required by applicable Law to investigate and clean up the condition of their respective businesses, operations or properties, including all required removal, containment and remedial actions, and restore their respective businesses, operations or properties to a condition, in each case in material compliance with applicable Environmental Laws. Section 8.10. Use of Proceeds. The proceeds of the Loans will be used only as provided in Section 2.05. No part of the proceeds of the Loans will be used, whether directly or indirectly, for any purpose that violates any of the Regulations of the Board of Governors of the Federal Reserve System, including Regulations T, U and X. Section 8.11. Certain Obligations Respecting Subsidiaries; Further Assurances; Intellectual Property. (a) Subsidiaries. It will take such action, and will cause each of its Subsidiaries to take such action, from time to time as shall be necessary to ensure that all Subsidiaries are “Guarantors” hereunder. Without limiting the generality of the foregoing, in the event that any Obligor shall form or acquire any new Subsidiary, it and its Subsidiaries will promptly and in any event within fifteen (15) days (or such longer time as consented to by the Administrative Agent in writing) of the formation or Acquisition of such Subsidiary: (i) cause such new Subsidiary to become a “Guarantor” hereunder, and a “Grantor” under the Security Documents, pursuant to a Guarantee Assumption Agreement; (ii) take such action or cause such Subsidiary to take such action (including delivering such Equity Interests together with undated transfer powers executed in blank) as shall be necessary to create and perfect valid and enforceable first priority (subject to Permitted Priority Liens) Liens on substantially all of the personal Property of such new Subsidiary as collateral security for the obligations of such new Subsidiary hereunder; (iii) to the extent that the parent of such Subsidiary is not a party to the Security Documents or has not otherwise pledged Equity Interests in its Subsidiaries in accordance with the terms of the Security Documents and this Agreement, cause the parent of such Subsidiary to execute and deliver a pledge agreement in favor of the Lenders, in respect of all outstanding issued shares of such Subsidiary; and

-61- (iv) deliver such proof of corporate action, incumbency of officers, opinions of counsel and other documents as is consistent with those delivered by each Obligor pursuant to Section 6.01 or as the Majority Lenders shall have requested; provided, that solely with respect to any Subsidiary that is an Immaterial Foreign Subsidiary, no such actions shall be required other than a pledge by owner of such Immaterial Foreign Subsidiary of 100% of the Equity Interests of such Immaterial Foreign Subsidiary, which pledge shall, at the Administrative Agent’s discretion be perfected under the Law of such Immaterial Foreign Subsidiary’s jurisdiction of formation. For the avoidance of doubt, in the event that any Subsidiary ceases to qualify as an Immaterial Foreign Subsidiary, it shall be required to comply with clauses (a)(i)-(iii) hereof as if it was formed or Acquired on the date it ceased to qualify as an Immaterial Foreign Subsidiary. (b) Further Assurances. It will, and will cause each of its Subsidiaries to, take such action from time to time as shall reasonably be requested in writing by the Majority Lenders to effectuate the purposes and objectives of this Agreement. Without limiting the generality of the foregoing, it will, and will cause each Person that is required to be a Guarantor to, take such action from time to time (including executing and delivering such assignments, security agreements, control agreements and other instruments) as shall be reasonably requested in writing by the Majority Lenders to create, in favor of the Lenders, perfected security interests and Liens (subject to Permitted Liens) in substantially all of the personal Property of such Obligor as collateral security for the Obligations; provided that any such security interest or Lien shall be subject to the relevant requirements of the Security Documents. (c) Intellectual Property. In the event that any Obligor creates, develops or acquires Obligor Intellectual Property during the term of this Agreement, then the provisions of this Agreement shall automatically apply thereto and any such Obligor Intellectual Property shall automatically constitute part of the Collateral under the Security Documents, without further action by any party, in each case from and after the date of such creation, development or acquisition (except that any representations or warranties of any Obligor shall apply to any such Obligor Intellectual Property only from and after the date, if any, subsequent to such acquisition that such representations and warranties are brought down or made anew as provided herein). In the event that any Obligor holds or acquires Obligor Intellectual Property during the term of this Agreement, then, upon the request of the Administrative Agent, such Obligor shall take any action as shall be reasonably necessary and reasonably requested by the Administrative Agent to ensure that the provisions of this Agreement and the Security Agreement shall apply thereto and any such Obligor Intellectual Property shall constitute part of the Collateral under the Security Documents Section 8.12. Termination of Non-Permitted Liens. In the event that any Responsible Officer of Borrower shall become aware or be notified by the Lenders of the existence of any outstanding Lien against any Property of any Obligor, which Lien is not a Permitted Lien, such Obligor shall use its best efforts to promptly terminate or cause the termination of such Lien. Section 8.13. Non-Consolidation. It will, and will cause each of its Subsidiaries to, (i) maintain entity records and books of account separate from those of any other entity which is

-62- an Affiliate of such entity; and (ii) not commingle its funds or assets with those of any other entity which is an Affiliate of such entity. Section 8.14. Anti-Terrorism and Anti-Corruption Laws. No Obligor shall engage in any transaction that violates any of the applicable prohibitions set forth in any Economic Sanctions Law, Anti-Terrorism Law, or the US Foreign Corrupt Practices Act of 1977 (15 USC. §§ 78dd-1 et seq.). None of the funds or assets of such Obligor or any Subsidiary that are used to repay the Loans shall constitute property of, or shall be beneficially owned by, any Designated Person or, to such Obligor’s knowledge, be the direct proceeds derived from any transactions that violate the prohibitions set forth in any applicable Economic Sanctions Law, and no Designated Person shall have any direct or indirect interest in such Obligor insofar as such interest would violate any Economic Sanctions Laws applicable to such Obligor. Section 8.15. Financial Covenants. (a) Minimum Liquidity. Borrower shall ensure that the Obligors shall have aggregate Unrestricted Cash of not less than $3,000,000 at all times. (b) Minimum Total Revenue. As of the end of the fiscal quarter ended March 31, 2022 and each fiscal quarter thereafter, the Obligors shall maintain, on a consolidated basis, Total Revenue for the twelve (12) month period most recently ended on such date of not less than the amount set forth in the table below: Twelve-Month Period Ended Minimum Total Revenue March 31, 2022 $16,797,000 June 30, 2022 $18,256,000 September 30, 2022 $21,722,000 December 31, 2022 $26,545,000 March 31, 2023 $30,179,000 June 30, 2023 $35,221,000 September 30, 2023 $40,649,000 December 31, 2023 $46,660,000 March 31, 2024 $51,615,000 June 30, 2024 $57,102,000 September 30, 2024 $63,486,000 December 31, 2024 $71,575,000

-63- Twelve-Month Period Ended Minimum Total Revenue March 31, 2025 $85,526,000 June 30, 2025 $92,295,000 September 30, 2025 $99,058,000 December 31, 2025 $106,016,000 Section 8.16. Maintenance of Material Agreements, Intellectual Property, Etc. Such Obligor will, and will cause each of its Subsidiaries (to the extent applicable) to: (i) maintain in full force and effect for the term thereof all Material Agreements, or other rights necessary for the current operations of such Obligor’s or such Subsidiary’s business, as the case may be and (ii) maintain in full force and effect all Material Intellectual Property owned or controlled by such Obligor or any such Subsidiary that is used in and necessary for the current operations of such Obligor’s or such Subsidiary’s business, as the case may be; provided that Borrower may terminate the Supply Agreement in accordance with its terms if such termination would not be reasonably expected to adversely affect the Lenders in any material respect. Section 8.17. Cash Management. It will: (a) subject to Section 8.19, maintain all Deposit Accounts, Securities Accounts, Commodity Accounts and lockboxes (other than Excluded Accounts) with a bank or financial institution that has executed and delivered to the Administrative Agent an account control agreement, in form and substance reasonably acceptable to the Administrative Agent (each such Deposit Account, Securities Account, Commodity Account and lockbox, a “Controlled Account”); and (b) deposit promptly, and in any event no later than five (5) Business Days after the date of receipt thereof, all cash, checks, drafts or other similar items of payment relating to or constituting payments made in respect of any and all accounts and other rights and interests into Controlled Accounts. Section 8.18. Board Observer Rights Until the Obligations have been paid in full in cash, Borrower shall permit the Administrative Agent on behalf of all of the Lenders (the “Observer”) to attend and observe (but not vote) at all meetings of Borrower’s (or any Subsidiary’s, as applicable) Board or any Committee, whether in person, by telephone or otherwise as requested by the Observer. Borrower and such Subsidiaries shall notify the Observer in writing at the same time as furnished to members of the applicable Board or Committee of (i) the date and time for each general or special meeting of any such Board or Committee and (ii) the adoption of any resolutions or actions by any such Board or any such Committee by written consent (describing, in reasonable detail, the nature and substance of such action). Borrower and each of its

-64- Subsidiaries shall concurrently deliver to the Observer all notices and any materials delivered to the official members of such Board or Committee in connection with a meeting or action to be taken by written consent, including a draft of any material resolutions or actions proposed to be adopted by written consent. The Observer shall be free prior to such meeting or adoption by written consent to contact members of any applicable Board or Committee and discuss the pending actions to be taken. Notwithstanding the foregoing, the Observer shall not be entitled to receive materials relating to, or be in attendance for, any discussions relating to topics which (x) are subject to attorney client privilege or (y) present a conflict of interest for the Observer. All such discussions and materials shall be subject to the confidentiality provisions set forth in Section 13.17. Section 8.19. Post-Closing Obligations. Within the time periods specified on Schedule 8.19 (as each may be extended by the Administrative Agent in its sole discretion), complete such undertakings as are set forth on Schedule 8.19. ARTICLE 9 NEGATIVE COVENANTS Each Obligor covenants and agrees with the Administrative Agent and the Lenders that, until the Commitments have expired or been terminated and all Obligations (other than the Warrant Obligations and inchoate indemnity obligations) have been paid in full in cash: Section 9.01. Indebtedness. It will not, and will not permit any of its Subsidiaries to, create, incur, assume or permit to exist any Indebtedness, whether directly or indirectly, except: (a) the Obligations; (b) Indebtedness existing on the date hereof and set forth in Schedule 7.13A and Permitted Refinancings thereof; (c) accounts payable to trade creditors for goods and services and current operating liabilities (not the result of the borrowing of money) incurred in the Ordinary Course of Business; (d) Indebtedness consisting of guarantees resulting from endorsement of negotiable instruments for collection by it or any of its Subsidiaries in the Ordinary Course of Business; (e) unsecured Indebtedness of an Obligor to any other Obligor; provided such Indebtedness is pledged to the Administrative Agent for the benefit of the Lenders under the Security Agreement and otherwise subordinate in right of payment to the Obligations; (f) Guarantees by any Obligor of Indebtedness of any other Obligor;

-65- (g) purchase money Indebtedness and Capital Lease Obligations; provided that (i) if secured, the collateral therefor consists solely of the assets being financed, the products and proceeds thereof and books and records related thereto, (ii) in the case of purchase money Indebtedness, such Indebtedness shall not constitute less than 75% of the aggregate consideration paid with respect to such asset, and (iii) the aggregate outstanding principal amount of such Indebtedness does not exceed $7,000,000 at any time; (h) unsecured workers’ compensation claims, payment obligations in connection with health, disability or other types of social security benefits, unemployment or other insurance obligations, reclamation and statutory obligations, in each case incurred in the Ordinary Course of Business; (i) Indebtedness under Hedging Agreements permitted pursuant to Section 9.05(f); (j) Indebtedness approved in advance in writing by the Majority Lenders; (k) Indebtedness of Borrower and its Subsidiaries with respect to corporate credit cards not to exceed $250,000 at any time outstanding; (l) Indebtedness of Borrower pursuant to the minimum purchase and termination fee provisions of the Supply Agreement; and (m) so long as no Default shall have occurred and is continuing at the time of such Indebtedness is incurred, or after giving effect thereto, other unsecured Indebtedness in an aggregate principal amount not to exceed $500,000 at any time outstanding. Section 9.02. Liens. It will not, and will not permit any of its Subsidiaries to, create, incur, assume or permit to exist any Lien on any Property now owned by it, except: (a) Liens securing the Obligations; (b) any Lien on any Property of any Obligor existing on the date hereof and set forth in Schedule 7.13B; provided that (i) no such Lien shall extend to any other Property of such Obligor and (ii) any such Lien shall secure only those obligations which it secures on the date hereof and extensions, renewals and replacements thereof that do not increase the outstanding principal amount thereof; (c) Liens securing Indebtedness permitted under Section 9.01(g); provided that such Liens are restricted solely to the collateral described in Section 9.01(g); (d) Liens imposed by Law which were incurred in the Ordinary Course of Business, including (but not limited to) carriers’, warehousemen’s, landlords’ and mechanics’ liens, liens relating to leasehold improvements and other similar liens arising in the Ordinary Course of Business and which (i) do not in the aggregate materially detract from the value of the Property subject thereto or materially impair the use thereof in the

-66- operations of the business of such Person or (ii) are being contested in good faith by appropriate proceedings, which proceedings have the effect of preventing the forfeiture or sale of the Property subject to such liens and for which adequate reserves have been made if required substantially in accordance with GAAP; (e) Liens, pledges or deposits made in the Ordinary Course of Business in connection with bids, contracts, leases, appeal bonds, workers’ compensation, unemployment insurance or other similar social security legislation; (f) Liens securing Taxes, assessments and other governmental charges, the payment of which is not yet due or is being contested in good faith by appropriate proceedings promptly initiated and diligently conducted and for which such reserve or other appropriate provisions, if any, as shall be required by GAAP shall have been made; (g) servitudes, easements, rights of way, restrictions and other similar encumbrances on real Property imposed by applicable Laws and encumbrances consisting of zoning or building restrictions, easements, licenses, restrictions on the use of Property or minor imperfections in title thereto which, in the aggregate, are not material, and which do not in any case materially detract from the value of the Property subject thereto or interfere with the ordinary conduct of the business of any of the Obligors; (h) bankers’ liens, rights of setoff and similar Liens incurred in the Ordinary Course of Business and arising in connection with the Obligors’ deposit accounts or securities accounts held at financial institutions solely to secure payment of fees and similar costs and expenses of such financial institutions with respect to such accounts; (i) Liens in connection with transfers permitted under Section 9.09; (j) any judgment lien or lien arising from decrees or attachments not constituting an Event of Default; (k) leases or subleases of real property granted in the Ordinary Course of Business, and leases, subleases, nonexclusive licenses or sublicenses of personal property (other than Intellectual Property) granted in the Ordinary Course of Business; (l) Liens in favor of customs and revenue authorities arising as a matter of law to secure the payment of custom duties in connection with the importation of goods, not securing an amount in the aggregate in excess of $100,000 at any given time; (m) Liens on a deposit account of the Obligors and the cash and cash equivalents therein, in each case, securing Indebtedness described in Section 9.01(k); and (n) Permitted Licenses solely to the extent that such Permitted License would constitute a Lien;

-67- provided that no Lien otherwise permitted under any of the foregoing Sections 9.02 (excluding Sections 9.02(a) and 9.02(n)) shall apply to any Material Intellectual Property. Section 9.03. Fundamental Changes and Acquisitions. It will not, and will not permit any of its Subsidiaries to, (i) enter into or consummate any transaction of merger, amalgamation or consolidation, including without limitation, a reverse-triangular merger, or other similar transaction or series of related transactions, (ii) liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution) (including in connection with any division or plan of division under Delaware law or any comparable event under a different jurisdiction’s laws), (iii) make or consummate any Acquisition, (iv) make any initial public offering that is not a Qualified Public Offering or (v) sell or issue any Disqualified Equity Interests, except: (a) Investments permitted under Section 9.05; (b) Permitted Acquisitions for (i) aggregate cash consideration not to exceed $2,000,000 and (ii) total consideration not to exceed $5,000,000, in each case, for the course of this Agreement; (c) the merger, amalgamation or consolidation of any Obligor with or into any other Obligor, provided that (i) if Borrower is a party to such merger, amalgamation or consolidation, Borrower shall be the surviving entity and (ii) if a Domestic Subsidiary is a party to such merger, amalgamation or consolidation with a Foreign Subsidiary, the Domestic Subsidiary shall be the surviving entity; and (d) the purchase of the QIAGEN Patents pursuant to the Patent Purchase Agreement. Section 9.04. Lines of Business. It will not, and will not permit any of its Subsidiaries to, engage to any material extent in any business other than the business engaged in on the date hereof by such Obligor, or a business reasonably related, incidental or complementary thereto or reasonable extensions thereof. Section 9.05. Investments. It will not, and will not permit any of its Subsidiaries to, make, directly or indirectly, or permit to remain outstanding any Investments except: (a) Investments outstanding on the date hereof and identified in Schedule 9.05 and any modification, replacement, renewal or extension thereof to the extent not involving new or additional Investments; (b) operating deposit accounts with banks; (c) extensions of credit in the nature of accounts receivable or notes receivable arising from the sales of goods or services in the Ordinary Course of Business; (d) Permitted Cash Equivalent Investments;

-68- (e) (i) Investments consisting of 100% of the ownership of the Equity Interests of its Subsidiaries, (ii) intercompany Investments by Borrower or a Subsidiary in any Guarantor or (iii) Investments by Borrower or any Subsidiary acquired in connection with a Permitted Acquisition; (f) Hedging Agreements entered into in the ordinary course of any Obligor’s financial planning solely to hedge interest rate risks (and not for speculative purposes) in respect of Permitted Indebtedness and in aggregate amount for all such Hedging Agreements not in excess of $500,000; (g) Investments consisting of prepaid expenses, negotiable instruments held for collection or deposit, security deposits with utilities, landlords and other like Persons, and deposits in connection with workers’ compensation and similar deposits, in each case made in the Ordinary Course of Business; (h) Investments received in connection with any Insolvency Proceedings in respect of any customers, suppliers or clients and in settlement of delinquent obligations of, and other disputes with, customers, suppliers or clients; (i) Investments permitted under Section 9.01(e) and Section 9.03; (j) Investments consisting of notes receivable of, or prepaid royalties and other credit extensions, to customers and suppliers who are not Affiliates, in the Ordinary Course of Business; (k) Investments consisting of (i) travel advances and employee relocation loans and other employee loans and advances in the Ordinary Course of Business, and (ii) loans to employees, officers or directors relating to the purchase of equity securities of Borrower or its Subsidiaries pursuant to employee stock purchase plans or agreements approved by Borrower's Board in an aggregate amount not to exceed $100,000 for subclauses (i) and (ii) in any fiscal year; (l) so long as no Default shall have occurred and is continuing at the time of such Investment, or after giving effect thereto, Investments in Immaterial Foreign Subsidiaries in an aggregate amount not to exceed $250,000 in any fiscal year; and (m) so long as no Default shall have occurred and is continuing at the time of such Investment, or after giving effect thereto, other Investments in an amount not to exceed $100,000 in any fiscal year; and (n) so long as no Default shall have occurred and is continuing at the time of such Investment, or after giving effect thereto, Investments in the Chinese Subsidiary in an aggregate amount not to exceed: (i) $2,000,000 in the fiscal year ending December 31, 2022 and (ii) $2,500,000 in any fiscal year thereafter.

-69- Section 9.06. Restricted Payments. It will not, and will not permit any of its Subsidiaries to, declare or make, or agree to pay or make, directly or indirectly, any Restricted Payment, other than: (a) dividends and stock splits with respect to any Equity Interests of Borrower or any of its Subsidiaries payable solely in additional shares of its Qualified Equity Interests; (b) any Restricted Payment by a Subsidiary to Borrower; (c) any purchase, redemption, retirement, or other Acquisition by Borrower or any of its Subsidiaries of shares of its capital stock or other Equity Interests with the proceeds received from a substantially concurrent issue of new shares of its capital stock or other Equity Interests; (d) dividends paid by any Guarantor to any other Obligor; (e) cashless exercises of options and warrants; (f) repurchases pursuant to the terms of employee stock purchase plans, employee restricted stock agreements, stockholder rights plans, director or consultant stock option plans, or similar plans in an aggregate amount not to exceed $100,000 in any fiscal year; (g) the making of cash payments in lieu of the issuance of fractional shares upon the conversion of convertible securities (or in connection with the exercise of warrants or similar securities) not to exceed $25,000 in any fiscal year; and (h) the issuance of the Warrant Certificate and cash payments made to redeem, purchase, repurchase or retire the Warrant Obligations in accordance with the terms of the Warrant Certificate. Section 9.07. Payments of Indebtedness. It will not, and will not permit any of its Subsidiaries to, make any payments in respect of any Material Indebtedness other than (i) payments of the Obligations and (ii) so long as no Default has occurred and is continuing or would result therefrom, scheduled payments of other Permitted Indebtedness and, in the case of repayment of intercompany Indebtedness permitted in reliance upon Section 9.01(e), subject to any subordination agreement entered into in connection therewith. Section 9.08. Change in Fiscal Year. It will not, and will not permit any of its Subsidiaries to, change the last day of its fiscal year from that in effect on the date hereof, without prior written notice to the Administrative Agent, except to change the fiscal year of a Subsidiary acquired in connection with a Permitted Acquisition to conform its fiscal year to that of Borrower. Section 9.09. Sales of Assets, Etc. It will not, and will not permit any of its Subsidiaries to, sell, lease, exclusively license (in terms of geography or field of use), as a licensor, transfer

-70- (including in connection with any division or plan of division under Delaware law or any comparable event under a different jurisdiction’s laws) or otherwise dispose of any of its Property (including accounts receivable and Equity Interests of Subsidiaries), or forgive, release or compromise any amount owed to any Obligor or any of its Subsidiaries, in each case, in one transaction or series of transactions (any thereof, an “Asset Sale”), except: (a) transfers of cash in the Ordinary Course of Business for equivalent value; (b) sales or leases of products and services in the Ordinary Course of Business on ordinary business terms; (c) the forgiveness, release or compromise of any amount owed to any Obligor in the Ordinary Course of Business; (d) entering into, or becoming bound, by a Permitted License to the extent not otherwise prohibited by this Agreement; (e) development and other collaborative arrangements where such arrangements provide for the license or disclosure of Patents, Trademarks, Copyrights or other Intellectual Property rights of any Obligor in the Ordinary Course of Business and consistent with general market practices where such license requires periodic payments based on per unit sales of a product over a period of time; provided that such licenses must be true licenses that do not result in a legal transfer of title of the licensed Property or otherwise constitute sales transactions in substance,; (f) a sale, lease, exclusive license, transfer or other disposition (including by way of abandonment, cancellation or trade-in) of any Property that is obsolete, worn out, surplus or no longer used or useful in connection with the business of the Obligors or with respect to which a newer and improved version is available; (g) dispositions resulting from Casualty Events; (h) any transaction permitted under Section 9.02, 9.03, 9.05 and 9.20; and (i) so long as no Default shall have occurred and is continuing at the time of such Asset Sale, or after giving effect thereto, Asset Sales of other property not to exceed $250,000 in the aggregate per fiscal year. Section 9.10. Transactions with Affiliates. It will not, and will not permit any of its Subsidiaries to, sell, lease, license or otherwise transfer any assets to, or purchase, lease, license or otherwise acquire any assets from, or otherwise engage in any other transactions with, any of its Affiliates, except: (a) transactions between or among the Obligors; (b) any transaction permitted under Section 9.01, 9.05, 9.06 or 9.09;

-71- (c) customary compensation and indemnification of, and other employment arrangements with, directors, officers and employees of any Obligor in the Ordinary Course of Business; (d) transactions upon fair and reasonable terms that are no less favorable to any Obligor than would be obtained in a comparable arm’s-length transaction with a Person not an Affiliate; (e) the transactions set forth on Schedule 9.10; and (f) cash equity contributions by Borrower’s investors in Borrower or its Subsidiaries (other than Disqualified Equity Interests). Section 9.11. Restrictive Agreements. It will not, and will not permit any of its Subsidiaries to, directly or indirectly, enter into, incur or permit to exist any Restrictive Agreement other than (i) restrictions and conditions imposed by Law or by the Loan Documents, (ii) Restrictive Agreements listed on Schedule 7.15, (iii) any stockholder agreement or investor rights agreement, charter, by laws or other organizational documents of an Obligor or (iv) limitations associated with Permitted Liens or with any transaction permitted under Section 9.01, 9.03, 9.05, 9.06 or 9.09. Section 9.12. Organizational Documents, Material Agreements. (a) It will not, and will not permit any of its Subsidiaries to, enter into any amendment to or modification of any Organizational Document that would be reasonably expected to adversely affect the Lenders in any material respect, without the prior written consent of the Administrative Agent. (b) It will not, and will not permit any of its Subsidiaries to (i) enter into any material waiver, amendment or modification of any Material Agreement (including, but not limited to, any amendments to provisions relating to pricing and term) that would be reasonably expected to adversely affect the Lenders in any material respect or (ii) take or omit to take any action that results in the termination of, or permits any other Person to terminate, any Material Agreement or Material Intellectual Property that would be reasonably expected to adversely affect the Lenders in any material respect, without, in each case, the prior written consent of the Administrative Agent; provided that Borrower may terminate the Supply Agreement in accordance with its terms if such termination would not be reasonably expected to adversely affect the Lenders in any material respect. Section 9.13. Operating Leases. It will not, and will not permit any of its Subsidiaries to, make any expenditures in respect of operating leases, except for: (a) real estate operating leases entered into in the Ordinary Course of Business; and (b) operating leases that would not cause the Obligors, on a consolidated basis, to make payments exceeding $500,000 in any fiscal year.

-72- Section 9.14. Sales and Leasebacks. Except as permitted by Section 9.01(g), it will not, and will not permit any of its Subsidiaries to, become liable, directly or indirectly, with respect to any lease, whether an operating lease or a Capital Lease Obligation, of any Property (whether real, personal, or mixed), whether now owned or hereafter acquired, which (i) any Obligor has sold or transferred or is to sell or transfer to any other Person and (ii) any Obligor intends to use for substantially the same purposes as Property which has been or is to be sold or transferred. Section 9.15. Hazardous Material. It will not, and will not permit any of its Subsidiaries to, use, generate, manufacture, install, treat, release, store or dispose of any Hazardous Material, except in compliance with all applicable Environmental Laws or where the failure to comply would not reasonably be expected to result in a Material Adverse Change. Section 9.16. Accounting Changes. It will not, and will not permit any of its Subsidiaries to, make any significant change in accounting treatment, except as required or permitted by GAAP. Section 9.17. Compliance with ERISA. No ERISA Affiliate shall cause or suffer to exist (a) any event that would result in the imposition of a Lien with respect to any Title IV Plan or Multiemployer Plan or (b) any other ERISA Event that would, in the aggregate, have a Material Adverse Effect. No Obligor or any Subsidiary thereof shall cause or suffer to exist any event that could result in the imposition of a Lien with respect to any Benefit Plan that would have a Material Adverse Effect. Section 9.18. Deposit Accounts. It will not, and will not permit any of its Subsidiaries to, establish or maintain any bank account that is not a Controlled Account (other than an Excluded Account) and will not, and will not permit any of its Subsidiaries to, deposit proceeds in a bank account that is not a Controlled Account; provided, up to two (2) months of payroll expenses may be on deposit in Excluded Accounts in the aggregate at any time. Section 9.19. Outbound Licenses. It will not, and will not permit any of its Subsidiaries to, enter into or become bound by any outbound license or agreement unless such outbound license or agreement is a Permitted License. Section 9.20. Inbound Licenses. It will not, and will not permit any of its Subsidiaries to, enter into or become bound by any inbound license or agreement (other than Permitted Licenses) unless (i) no Default has occurred and is continuing, (ii) such Obligor has provided written notice to the Administrative Agent of the material terms of such license or agreement with a description of its anticipated and projected impact on such Obligor’s business or financial condition, and (iii) such Obligor has taken such commercially reasonable actions as the Administrative Agent may reasonably request to obtain the consent of, or waiver by, any Person whose consent or waiver is necessary for the Administrative Agent to be granted a valid and perfected security interest in such license or agreement allowing the Administrative Agent to fully exercise its rights under any of the Loan Documents in the event of a disposition or liquidation of the rights, assets or property that is the subject of such license or agreement; provided that the aggregate amounts to be paid under all such inbound licenses pursuant to this Section 9.20 shall not exceed an amount equal to $1,000,000 per fiscal year.

-73- ARTICLE 10 EVENTS OF DEFAULT Section 10.01. Events of Default. Each of the following events shall constitute an “Event of Default”: (a) Borrower shall fail to pay any principal on the Loan when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof or otherwise; or (b) any Obligor shall fail to pay any Obligation (other than an amount referred to in Section 10.01(a)) when and as the same shall become due and payable, and such failure shall continue unremedied for a period of three (3) Business Days; or (c) any representation or warranty made by or on behalf of an Obligor or any of its Subsidiaries in or in connection with this Agreement or any other Loan Document or any amendment or modification hereof or thereof, or in any report, certificate, financial statement or other document furnished pursuant to or in connection with this Agreement or any other Loan Document or any amendment or modification hereof or thereof, shall: (i) prove to have been incorrect when made or deemed made to the extent that such representation or warranty contains any materiality or Material Adverse Effect qualifier; or (ii) prove to have been incorrect in any material respect when made or deemed made to the extent that such representation or warranty does not otherwise contain any materiality or Material Adverse Effect qualifier; or (d) any Obligor shall fail to observe or perform any covenant, condition or agreement contained in Sections 8.01, 8.02, 8.03(a) (with respect to such Obligor’s existence), 8.10, 8.11, 8.13, 8.15, 8.17, 8.18, 8.19 or Article 9; or (e) any Obligor shall fail to observe or perform any covenant, condition or agreement contained in this Agreement (other than those specified in Section 10.01(a), (b) or (d)) or any other Loan Document, and, in the case of any failure that is capable of cure, such failure shall continue unremedied for a period of thirty (30) or more days; or (f) any Obligor shall fail to make any payment in respect of any Material Indebtedness, when and as the same shall become due and payable after giving effect to any applicable grace or cure period as originally provided by the terms of such Indebtedness; or (g) (i) any material breach of, or “event of default” or similar event under, the Contract governing any Material Indebtedness shall occur and such breach or “event of default” or similar event shall continue unremedied, uncured or unwaived after a period of five (5) Business Days after the expiration of any cure period thereunder, or (ii) any event or condition occurs (A) that results in any Material Indebtedness becoming due prior to its scheduled maturity or (B) that enables or permits (with or without the giving of notice, the

-74- lapse of time or both) the holder or holders of such Material Indebtedness or any trustee or agent on its or their behalf to cause such Material Indebtedness to become due, or to require the prepayment, repurchase, redemption or defeasance thereof, prior to its scheduled maturity; provided that this Section 10.01(h) shall not apply to secured Indebtedness that becomes due as a result of the voluntary sale or transfer of the Property securing such Material Indebtedness; or (h) any Obligor or any of its Subsidiaries: (i) ceases to be Solvent, or generally does not or becomes unable to pay its debts or meet its liabilities as the same become due, or admits in writing its inability to pay its debts generally, or declares any general moratorium on its indebtedness, or proposes a compromise or arrangement or deed of company arrangement between it and any class of its creditors; or (ii) shall (A) voluntarily commence any proceeding or file any petition seeking liquidation, reorganization or other relief under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect, (B) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or petition described in Section 10.01(i), (C) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for an Obligor or for a substantial part of its assets, (D) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (E) make a general assignment for the benefit of creditors or (F) take any action for the purpose of effecting any of the foregoing; or (i) an involuntary proceeding shall be commenced or an involuntary petition shall be filed seeking (i) liquidation, reorganization or other relief in respect of an Obligor or any Subsidiary of an Obligor or its debts, or of a substantial part of its assets, under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect or (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for an Obligor or any Subsidiary of an Obligor or for a substantial part of its assets, and, in any such case, such proceeding or petition shall continue undismissed for sixty (60) days or an order or decree approving or ordering any of the foregoing shall be entered; or (j) one or more judgments for the payment of money in an aggregate amount in excess of $250,000 (excluding any amounts covered by insurance as to which the applicable carrier has accepted coverage) shall be rendered against any Obligor or any combination thereof and the same shall remain undischarged for a period of forty-five (45) consecutive days during which execution shall not be effectively stayed, or any action shall be legally taken by a judgment creditor to attach or levy upon any assets of any Obligor to enforce any such judgment; or (k) an ERISA Event shall have occurred that, when taken together with all other ERISA Events that have occurred, would reasonably be expected to result in liability of

-75- the Obligors and their Subsidiaries in an aggregate amount exceeding (i) $250,000 in any year or (ii) $500,000 for all periods until repayment of all Obligations (other than the Warrant Obligations); or (l) a Change of Control shall have occurred; or (m) a Material Adverse Change shall have occurred; or (n) (i) any Lien created by any of the Security Documents shall at any time not constitute a valid and perfected Lien in favor of the Administrative Agent on Collateral with an aggregate value in excess of $250,000, free and clear of all other Liens (other than Permitted Liens) except due to the action or inaction of the Administrative Agent or any Lender(s), (ii) except as permitted herein the Security Documents or any Guarantee of any of the Obligations shall for whatever reason cease to be in full force and effect, or (iii) any of the Security Documents or any Guarantee of any of the Obligations, or the enforceability thereof, shall be repudiated or contested by any Obligor. Section 10.02. Remedies. (a) Upon the occurrence of any Event of Default, then, and in every such event (other than an Event of Default described in Section 10.01(h) or (i)), and at any time thereafter during the continuance of such event, the Majority Lenders may, by notice to Borrower, take either or both of the following actions, at the same or different times: (i) terminate the Commitments, and thereupon the Commitments shall terminate immediately, and (ii) declare the Loans then outstanding to be due and payable in whole (or in part, in which case any principal not so declared to be due and payable may thereafter be declared to be due and payable), and thereupon the principal of the Loans so declared to be due and payable, together with accrued interest thereon and all fees and other Obligations, shall become due and payable immediately (in the case of the Loans, at the Redemption Price therefor), without presentment, demand, protest or other notice of any kind, all of which are hereby waived by each Obligor. (b) Upon the occurrence of any Event of Default described in Section 10.01(h) or (i), the Commitments shall automatically terminate and the principal amount of the Loans then outstanding, together with accrued interest thereon and all fees and other Obligations, shall automatically become due and payable immediately (in the case of the Loans, at the Redemption Price therefor), without presentment, demand, protest or other notice of any kind, all of which are hereby waived by each Obligor. (c) If any Lender collects any money or property pursuant to this Article 10, they shall pay out the money or property in the order set forth in Section 4.01(b). Section 10.03. Prepayment Premium and Redemption Price. For the avoidance of doubt, any Prepayment Premium (as a component of the Redemption Price) shall be due and payable at any time the Loans become due and payable prior to the Stated Maturity Date for any reason, whether due to acceleration pursuant to the terms of this Agreement (in which case it shall be due immediately, upon the giving of notice to Borrower in accordance with Section 10.02(a), or automatically, in accordance with Section 10.02(b)), by operation of law or otherwise (including, without limitation, on account of any bankruptcy filing), except as otherwise specified herein. In

-76- view of the impracticability and extreme difficulty of ascertaining the actual amount of damages to the Lenders or profits lost by the Lenders as a result of such acceleration, and by mutual agreement of the parties as to a reasonable estimation and calculation of the lost profits or damages of the Lenders, any Prepayment Premium shall be due and payable upon such date. Each Obligor hereby waives any defense to payment, whether such defense may be based in public policy, ambiguity, or otherwise. The Obligors and the Lenders acknowledge and agree that any Prepayment Premium due and payable in accordance with this Agreement shall not constitute unmatured interest, whether under Section 502(b)(3) of the Bankruptcy Code or otherwise. Each Obligor further acknowledges and agrees, and waives any argument to the contrary, that payment of such amount does not constitute a penalty or an otherwise unenforceable or invalid obligation. ARTICLE 11 GUARANTEE Section 11.01. The Guarantee. The Guarantors hereby jointly and severally guarantee to the Administrative Agent and each Lender, and its successors and assigns, the prompt payment in full when due (whether at stated maturity, by acceleration or otherwise) of the principal of and interest on the Loans, all fees and other amounts and Obligations from time to time owing to the Administrative Agent and any Lender by Borrower under this Agreement or under any other Loan Document and by any other Obligor under any of the Loan Documents, in each case strictly in accordance with the terms thereof (such obligations being herein collectively called the “Guaranteed Obligations”). The Guarantors hereby further jointly and severally agree that if Borrower shall fail to pay in full when due (whether at stated maturity, by acceleration or otherwise) any of the Guaranteed Obligations, the Guarantors will promptly pay the same, without any demand or notice whatsoever, and that in the case of any extension of time of payment or renewal of any of the Guaranteed Obligations, the same will be promptly paid in full when due (whether at extended maturity, by acceleration or otherwise) in accordance with the terms of such extension or renewal. Section 11.02. Obligations Unconditional. The obligations of the Guarantors under Section 11.01 are absolute and unconditional, joint and several, irrespective of the value, genuineness, validity, regularity or enforceability of the obligations of Borrower under this Agreement or any other agreement or instrument referred to herein, or any substitution, release or exchange of any other guarantee of or security for any of the Guaranteed Obligations, and, to the fullest extent permitted by applicable Law, irrespective of any other circumstance whatsoever that might otherwise constitute a legal or equitable discharge or defense of a surety or Guarantor, it being the intent of this Section 11.02 that the obligations of the Guarantors hereunder shall be absolute and unconditional, joint and several, under any and all circumstances. Without limiting the generality of the foregoing, it is agreed that the occurrence of any one or more of the following shall not alter or impair the liability of the Guarantors hereunder, which shall remain absolute and unconditional as described above: (a) at any time or from time to time, without notice to the Guarantors, the time for any performance of or compliance with any of the Guaranteed Obligations shall be extended, or such performance or compliance shall be waived;

-77- (b) any of the acts mentioned in any of the provisions of this Agreement or any other agreement or instrument referred to herein shall be done or omitted; (c) the maturity of any of the Guaranteed Obligations shall be accelerated, or any of the Guaranteed Obligations shall be modified, supplemented or amended in any respect, or any right under this Agreement or any other agreement or instrument referred to herein shall be waived or any other guarantee of any of the Guaranteed Obligations or any security therefor shall be released or exchanged in whole or in part or otherwise dealt with; or (d) any lien or security interest granted to, or in favor of, any Lender as security for any of the Guaranteed Obligations shall fail to be perfected. The Guarantors hereby expressly waive diligence, presentment, demand of payment, protest and all notices whatsoever, and any requirement that the Administrative Agent or any Lender exhaust any right, power or remedy or proceed against Borrower under this Agreement or any other agreement or instrument referred to herein, or against any other Person under any other guarantee of, or security for, any of the Guaranteed Obligations. Section 11.03. Reinstatement. The obligations of the Guarantors under this Article 11 shall be automatically reinstated if and to the extent that for any reason any payment by or on behalf of Borrower in respect of the Guaranteed Obligations is rescinded or must be otherwise restored by any holder of any of the Guaranteed Obligations, whether as a result of any proceedings in bankruptcy or reorganization or otherwise, and the Guarantors jointly and severally agree that they will indemnify the Administrative Agent and each Lender on demand for all reasonable out-of- pocket costs and expenses (including reasonable fees of counsel) incurred by such Persons in connection with such rescission or restoration, including any such reasonable out-of-pocket costs and expenses incurred in defending against any claim alleging that such payment constituted a preference, fraudulent transfer or similar payment under any bankruptcy, insolvency or similar Law. Section 11.04. Subrogation. The Guarantors hereby jointly and severally agree that, until the payment and satisfaction in full of all Guaranteed Obligations (other than the Warrant Obligations) and the expiration and termination of the Commitments, they shall not exercise any right or remedy arising by reason of any performance by them of their guarantee in Section 11.01, whether by subrogation or otherwise, against Borrower or any other guarantor of any of the Guaranteed Obligations or any security for any of the Guaranteed Obligations. Section 11.05. Remedies. The Guarantors jointly and severally agree that, as between the Guarantors, on one hand, and the Lenders, on the other hand, the obligations of Borrower under this Agreement and under the other Loan Documents may be declared to be forthwith due and payable as provided in Article 10 (and shall be deemed to have become automatically due and payable in the circumstances provided in Article 10) for purposes of Section 11.01 notwithstanding any stay, injunction or other prohibition preventing such declaration (or such obligations from becoming automatically due and payable) as against Borrower and that, in the event of such declaration (or such obligations being deemed to have become automatically due

-78- and payable), such obligations (whether or not due and payable by Borrower) shall forthwith become due and payable by the Guarantors for purposes of Section 11.01. Section 11.06. Instrument for the Payment of Money. Each Guarantor hereby acknowledges that the guarantee in this Article 11 constitutes an instrument for the payment of money, and consents and agrees that each Lender, at its sole option, in the event of a dispute by such Guarantor in the payment of any moneys due hereunder, shall have the right to proceed by motion for summary judgment in lieu of complaint pursuant to N.Y. Civ. Prac. L&R § 3213. Section 11.07. Continuing Guarantee. The guarantee in this Article 11 is a continuing guarantee, and shall apply to all Guaranteed Obligations whenever arising. Section 11.08. Rights of Contribution. The Guarantors hereby agree, as between themselves, that if any Guarantor shall become an Excess Funding Guarantor (as defined below) by reason of the payment by such Guarantor of any Guaranteed Obligations, each other Guarantor shall, on demand of such Excess Funding Guarantor (but subject to the next sentence), pay to such Excess Funding Guarantor an amount equal to such Guarantor’s Pro Rata Share (as defined below and determined, for this purpose, without reference to the properties, debts and liabilities of such Excess Funding Guarantor) of the Excess Payment (as defined below) in respect of such Guaranteed Obligations. The payment obligation of a Guarantor to any Excess Funding Guarantor under this Section 11.08 shall be subordinate and subject in right of payment to the prior payment in full of the obligations of such Guarantor under the other provisions of this Article 11 and such Excess Funding Guarantor shall not exercise any right or remedy with respect to such excess until payment and satisfaction in full of all of such obligations. For purposes of this Section 11.08, (i) “Excess Funding Guarantor” means, in respect of any Guaranteed Obligations, a Guarantor that has paid an amount in excess of its Pro Rata Share of such Guaranteed Obligations, (ii) “Excess Payment” means, in respect of any Guaranteed Obligations, the amount paid by an Excess Funding Guarantor in excess of its Pro Rata Share of such Guaranteed Obligations and (iii) “Pro Rata Share” means, as of the date of determination, for any Guarantor, the ratio (expressed as a percentage) of (x) the amount by which the aggregate present fair saleable value of all properties of such Guarantor (excluding any shares of stock of any other Guarantor) exceeds the amount of all the debts and liabilities of such Guarantor (including contingent, subordinated, unmatured and unliquidated liabilities, but excluding the obligations of such Guarantor hereunder and any obligations of any other Guarantor that have been Guaranteed by such Guarantor) to (y) the amount by which the aggregate fair saleable value of all properties of all of the Guarantors exceeds the amount of all the debts and liabilities (including contingent, subordinated, unmatured and unliquidated liabilities, but excluding the obligations of Borrower and the Guarantors hereunder and under the other Loan Documents) of all of the Guarantors, determined (A) with respect to any Guarantor that is a party hereto on the Closing Date, as of such date, and (B) with respect to any other Guarantor, as of the date such Guarantor becomes a Guarantor hereunder. Section 11.09. General Limitation on Guarantee Obligations. In any action or proceeding involving any provincial, territorial or state corporate law, or any state or federal bankruptcy, insolvency, reorganization or other Law affecting the rights of creditors generally, if the

-79- obligations of any Guarantor under Section 11.01 would otherwise, taking into account the provisions of Section 11.08, be held or determined to be void, invalid or unenforceable, or subordinated to the claims of any other creditors, on account of the amount of its liability under Section 11.01, then, notwithstanding any other provision hereof to the contrary, the amount of such liability shall, without any further action by such Guarantor, the Administrative Agent, the Lenders or any other Person, be automatically limited and reduced to the highest amount that is valid and enforceable and not subordinated to the claims of other creditors as determined in such action or proceeding. ARTICLE 12 ADMINISTRATIVE AGENT Section 12.01. Appointment. Each of the Lenders hereby irrevocably appoints Perceptive to act on its behalf as the Administrative Agent hereunder and under the other Loan Documents and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto. The provisions of this Article 12 are solely for the benefit of the Administrative Agent and the Lenders, and neither Borrower nor any other Obligor will have rights as a third-party beneficiary of any of such provisions. It is understood and agreed that the use of the term “agent” herein or in any other Loan Documents (or any other similar term) with reference to the Administrative Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable Law. Instead, such term is used as a matter of market custom, and is intended to create or reflect only an administrative relationship between contracting parties. Section 12.02. Rights as a Lender. The Person serving as the Administrative Agent hereunder will have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Administrative Agent, and the term “Lender” or “Lenders” will, unless otherwise expressly indicated or unless the context otherwise requires, include the Person serving as the Administrative Agent hereunder in its individual capacity to the extent such Person is a Lender. The Lenders acknowledge and agree that such Person and its Affiliates may accept deposits from, lend money to, own securities of, act as the financial advisor or in any other advisory capacity for, and generally engage in any kind of business with, Borrower, the other Obligors or any other Subsidiaries or Affiliates of the Obligors as if such Person were not the Administrative Agent hereunder and without any duty to account therefor to the Lenders. Section 12.03. Exculpatory Provisions. (a) The Administrative Agent will not have any duties or obligations except those expressly set forth herein and in the other Loan Documents, and its duties hereunder are administrative in nature. Without limiting the generality of the foregoing, the Administrative Agent: (i) will not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing;

-80- (ii) will not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents that the Administrative Agent is required to exercise as directed in writing by the Majority Lenders (or such other number or percentage of the Lenders as will be expressly provided for herein or in the other Loan Documents); provided that the Administrative Agent will not be required to take any action that, in its opinion or the opinion of its counsel, may expose the Administrative Agent to liability or that is contrary to any Loan Document or applicable Law, including any action that may be in violation of the automatic stay under any Insolvency Proceeding; and (iii) will not, except as expressly set forth herein and in the other Loan Documents, have any duty to disclose, and will not be liable for the failure to disclose, any information relating to the Obligors or any of its Subsidiaries or Affiliates that is communicated to or obtained by the Person serving as the Administrative Agent or any of its Affiliates in any capacity. (b) The Administrative Agent will not be liable for any action taken or not taken by it (i) with the consent or at the request of the Majority Lenders (or such other number or percentage of the Lenders as will be necessary, or as the Administrative Agent believes in good faith will be necessary, under the circumstances), or (ii) in the absence of its own gross negligence or willful misconduct as determined by a court of competent jurisdiction by final and non-appealable judgment. The Administrative Agent will be deemed not to have knowledge of any Default unless and until notice describing such Default is given to the Administrative Agent in writing by Borrower or a Lender. (c) The Administrative Agent will not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Default, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Loan Document or any other agreement, instrument or document or (v) the satisfaction of any condition set forth in Article 6 or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent. Section 12.04. Reliance by Administrative Agent. The Administrative Agent will be entitled to rely upon, and will not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person. The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person, and will not incur any liability for relying thereon. In determining compliance with any condition hereunder to the making of the Loans that by its terms must be fulfilled to the satisfaction of a Lender, the Administrative Agent may presume that such condition is satisfactory to such Lender unless the Administrative Agent has received notice to the contrary

-81- from such Lender prior to the making of such Loans. The Administrative Agent may consult with legal counsel (who may be counsel for Borrower), independent accountants and other experts selected by it, and will not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts. Section 12.05. Delegation of Duties. The Administrative Agent may perform any and all of its duties and exercise its rights and powers hereunder or under any other Loan Document by or through any one or more sub-agents appointed by the Administrative Agent. The Administrative Agent and any such sub-agent may perform any and all of its duties and exercise its rights and powers by or through their respective Affiliates. The exculpatory provisions of this Section will apply to any such sub-agent and to the Affiliates of the Administrative Agent and any such sub-agent, and will apply to their respective activities in connection with the syndication of the facility as well as activities as Administrative Agent. The Administrative Agent will not be responsible for the negligence or misconduct of any sub-agents except to the extent that a court of competent jurisdiction determines in a final and non-appealable judgment that the Administrative Agent acted with gross negligence or willful misconduct in the selection of such sub-agents. Section 12.06. Resignation of Agent. (a) The Administrative Agent may at any time give notice of its resignation to the Lenders and Borrower, which notice shall set forth the effective date of such resignation (the “Resignation Effective Date”), such date not to be earlier than the thirtieth (30th) day following the date of such notice. The Majority Lenders and Borrower shall mutually agree upon a successor to the Administrative Agent. If the Majority Lenders and Borrower are unable to so mutually agree and no successor shall have been appointed within twenty-five (25) days after the retiring Administrative Agent gives notice of its resignation, then the retiring Administrative Agent may (but will not be obligated to), on behalf of the Lenders, appoint a successor Administrative Agent it shall designate (in its reasonable discretion after consultation with Borrower and the Majority Lenders). Whether or not a successor has been appointed, such resignation will become effective in accordance with such notice on the Resignation Effective Date. (b) With effect from the Resignation Effective Date (i) the retiring Administrative Agent will be discharged from its duties and obligations hereunder and under the other Loan Documents (except that in the case of any Collateral held by the Administrative Agent on behalf of the Lenders under any of the Loan Documents, the retiring Administrative Agent will continue to hold such Collateral until such time as a successor Administrative Agent is appointed) and (ii) except for any indemnity payments owed to the retiring Administrative Agent, all payments, communications and determinations provided to be made by, to or through the Administrative Agent will instead be made by or to each Lender directly, until such time, if any, as the Majority Lenders appoint a successor Administrative Agent as provided for above. Upon the acceptance of a successor’s appointment as Administrative Agent hereunder, such successor will succeed to and become vested with all of the rights, powers, privileges and duties of the retiring Administrative Agent (other than any rights to indemnity payments owed to the retiring Administrative Agent), and the retiring Administrative Agent will be discharged from all of its duties and obligations hereunder or under the other Loan Documents. The fees payable by Borrower to a successor Administrative Agent will be the same as those payable to its predecessor unless otherwise agreed between Borrower and such successor. After the retiring Administrative Agent’s resignation hereunder and

-82- under the other Loan Documents, the provisions of this Article 12 and Sections 13.03 and 13.06 will continue in effect for the benefit of such retiring Administrative Agent, its sub-agents and their respective Affiliates in respect of any actions taken or omitted to be taken by any of them while the retiring Administrative Agent was acting as Administrative Agent. Section 12.07. Non-Reliance on Administrative Agent and Other Lenders. Each Lender acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender or any of their Affiliates and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender or any of their Affiliates and based on such documents and information as it will from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder. Section 12.08. Administrative Agent May File Proofs of Claim. In case of the pendency of any Insolvency Proceeding or any other judicial proceeding relative to Borrower, the Administrative Agent (irrespective of whether the principal of the Loans will then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent has made any demand on Borrower) will be entitled and empowered (but not obligated), by intervention in such proceeding or otherwise: (a) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans and all other Obligations that are owing and unpaid hereunder or under any other Loan Document and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders and the Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders and the Administrative Agent and their respective agents and counsel and all other amounts due the Lenders and the Administrative Agent under this Agreement or any other Loan Document) allowed in such judicial proceeding; and (b) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same. Any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender to make any payments of the type described above in this Section 12.08 to the Administrative Agent and, in the event that the Administrative Agent consents to the making of such payments directly to the Lenders, to pay to the Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Administrative Agent and its agents and counsel, and any other amounts due the Administrative Agent under this Agreement or any other Loan Document.

-83- Section 12.09. Collateral and Guaranty Matters; Appointment of Administrative Agent. (a) Without limiting the provisions of Section 12.08, the Lenders irrevocably agree as follows: (i) the Administrative Agent is authorized, at its option and in its discretion, to release any Lien on any property granted to or held by the Administrative Agent under any Loan Document (A) on the date when all Obligations have been satisfied in full in cash (other than Warrant Obligations and contingent obligations as to which no claims have been asserted), (B) that is sold or otherwise disposed of or to be sold or otherwise disposed of as part of or in connection with any sale or other disposition permitted under the Loan Documents, or (C) subject to Sections 13.01 and 13.04, if approved, authorized or ratified in writing by the Majority Lenders; and (ii) the Administrative Agent is authorized, at its option and discretion, to release any Guarantor from its obligations hereunder if such Person ceases to be a Subsidiary as a result of a transaction permitted under the Loan Documents. Upon request by the Administrative Agent at any time, each Lender will confirm in writing the Administrative Agent’s authority to release or subordinate its interest in particular types or items of Collateral, or to release any Guarantor from its obligations under its guaranty pursuant to this Section 12.09. (b) The Administrative Agent will not be responsible for or have a duty to ascertain or inquire into any representation or warranty regarding the existence, value or collectability of the Collateral, the existence, priority or perfection of the Administrative Agent’s Lien thereon, or any certificate prepared by any Obligor in connection therewith, nor will the Administrative Agent be responsible or liable to the Lenders for any failure to monitor or maintain any portion of the Collateral. (c) Each Lender hereby appoints the Administrative Agent as its collateral agent under each of the Security Documents and agrees that, in so acting, the Administrative Agent will have all of the rights, protections, exculpations, indemnities and other benefits provided to the Administrative Agent under this Agreement, and hereby authorizes and directs the Administrative Agent, on behalf of such Lender and all Lenders, without the necessity of any notice to or further consent from any of the Lenders, from time to time to (i) take any action with respect to any Collateral or any Security Document which may be necessary to perfect and maintain perfected the Liens on the Collateral granted pursuant to any such Security Document or protect and preserve the Administrative Agent’s ability to enforce the Liens or realize upon the Collateral, (ii) act as collateral agent for each Lender for purposes of acquiring, holding, enforcing and perfecting all Liens created by the Loan Documents and all other purposes stated therein, (iii) enter into intercreditor or subordination agreements, as the case may be, in connection with Indebtedness permitted pursuant to Sections 9.01(e) and 9.01(l), as applicable, (iv) enter into non-disturbance or similar agreements in connection with licensing agreements and arrangements permitted by this Agreement and the other Loan Documents and (v) otherwise to take or refrain from taking any and all action that the Administrative Agent shall deem necessary or advisable in fulfilling its role as collateral agent under any of the Security Documents.

-84- ARTICLE 13 MISCELLANEOUS Section 13.01. No Waiver. No failure on the part of the Administrative Agent or the Lenders to exercise and no delay in exercising, and no course of dealing with respect to, any right, power or privilege under any Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under any Loan Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The remedies provided herein are cumulative and not exclusive of any remedies provided by Law. Section 13.02. Notices. All notices, requests, instructions, directions and other communications provided for herein (including any modifications of, or waivers, requests or consents under, the Loan Documents) shall be given or made in writing (including by telecopy or electronic mail) delivered, if to Borrower, another Obligor, the Administrative Agent or the Lenders, to its address specified on Schedule 2 hereto or its Guarantee Assumption Agreement, as the case may be, or at such other address as shall be designated by such party in a notice to the other parties. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given upon receipt of a legible copy thereof, in each case given or addressed as aforesaid. Section 13.03. Expenses, Indemnification. (a) Expenses. Borrower agrees to pay or reimburse (i) the Administrative Agent and the Lenders for all of their reasonable and documented out of pocket costs and expenses (including the reasonable fees and expenses of Chapman and Cutler LLP, counsel to the Administrative Agent) in connection with (x) the negotiation, preparation, execution and delivery of this Agreement and the other Loan Documents and the making of the Loans (exclusive of post-closing costs); provided that, so long as the Borrowing of the Tranche A Loan is made, such fees shall be credited against the Expense Deposit paid by Borrower, (y) post-closing costs and (z) the negotiation or preparation of any amendment, modification, supplement or waiver of any of the terms of this Agreement or any of the other Loan Documents (whether or not consummated) and (ii) the Administrative Agent and the Lenders for all of their reasonable and documented out of pocket costs and expenses (including the reasonable fees and expenses of legal counsel) in connection with any enforcement or collection proceedings resulting from the occurrence of an Event of Default. (b) Indemnification. Each Obligor hereby indemnifies the Administrative Agent, the Lenders, their respective Affiliates, and their respective directors, officers, employees, attorneys, agents and advisors (each, an “Indemnified Party”) from and against, and agrees to hold them harmless against, any and all Claims and Losses of any kind (including reasonable fees and disbursements of counsel), joint or several, that is incurred by or asserted or awarded against any Indemnified Party, in each case arising out of or in connection with or relating to any investigation, litigation or proceeding or the preparation of any defense with respect thereto arising out of or in connection with or relating to this Agreement or any of the other Loan Documents or the Transactions or any use made or proposed to be made with the proceeds of the Loans, whether or

-85- not such investigation, litigation or proceeding is brought by an Obligor, any of its shareholders or creditors, an Indemnified Party or any other Person, or an Indemnified Party is otherwise a party thereto, and whether or not any of the conditions precedent set forth in Article 6 are satisfied or the other Transactions contemplated by this Agreement are consummated, except to the extent such Claim or Loss is found in a final, non-appealable judgment by a court of competent jurisdiction to have resulted from any Indemnified Party’s gross negligence or willful misconduct. No Obligor shall assert any claim against any Indemnified Party, on any theory of liability, for consequential, indirect, special or punitive damages arising out of or otherwise relating to this Agreement or any of the other Loan Documents or any of the Transactions or the actual or proposed use of the proceeds of the Loans. This Section shall not apply to Taxes other than Taxes relating to a non-Tax Claim or Loss governed by this Section 13.03(b). Section 13.04. Amendments. Except as otherwise expressly provided in this Agreement, any provision of this Agreement or any other Loan Document (except for the Warrant Certificate, which may be amended, modified, waived or supplemented in accordance with the terms thereof) may be amended, modified, waived or supplemented only by an instrument in writing signed by Borrower, the Administrative Agent and the Majority Lenders; provided that: (a) no amendment, waiver or consent shall, unless in writing and signed by all of the Lenders, do any of the following at any time: (i) change the percentage of (x) the Commitments or (y) the aggregate unpaid principal amount of the Loans that, in each case, shall be required for the Lenders or any of them to take any action hereunder (including pursuant to any change to the definition of “Majority Lenders”); (ii) release one or more Guarantors (or otherwise limit such Guarantors’ liability with respect to the Obligations owing to the Lenders under the Guarantees) if such release or limitation is in respect of all or substantially all of the value represented by the Guarantees to the Lenders; (iii) release, or subordinate the Lenders’ Liens in, all or substantially all of the Collateral in any transaction or series of related transactions (other than in connection with any sale of Collateral permitted herein); or (iv) amend any provision of this Section 13.04; (b) no amendment, waiver or consent shall, unless in writing and signed by each Lender specified below for such amendment, waiver or consent: (i) increase the Commitments of a Lender without the consent of such Lender; (ii) reduce the principal of, or stated rate of interest on, or any Prepayment Premium payable on, the Loans owed to a Lender or any fees or other

-86- amounts stated to be payable hereunder or under the other Loan Documents to such Lender without the consent of such Lender; (iii) postpone any date scheduled for any payment of principal of, or interest on, the Loans, any date scheduled for payment or for any date fixed for any payment of fees hereunder (excluding the due date of any mandatory prepayment of a Loan), in each case payable to a Lender without the consent of such Lender; (iv) change the order of application of prepayment of the Loans from the application thereof set forth in the applicable provisions of Section 4.01(b)(ii) in any manner that adversely affects the Lenders without the consent of holders of a majority of the Commitments or Loans outstanding or otherwise change any provision requiring the pro rata distributions hereunder among the Lenders without all Lenders’ consent; or (v) modify Section 2.02 without the consent of each Lender directly and adversely affected thereby. Section 13.05. Successors and Assigns. (a) General. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that (i) no Obligor may assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of the Administrative Agent and each Lender (and any attempted assignment or transfer by such Obligor without such consent shall be null and void) and (ii) no Lender may assign or otherwise transfer its rights or obligations hereunder except in accordance with this Section. Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants (to the extent provided in paragraph (e) of this Section) and, to the extent expressly contemplated hereby, the Indemnified Parties of the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement. (b) Amendments to Loan Documents; Majority Lender Vote. Each of the Lenders and the Obligors agrees to enter into such amendments to the Loan Documents, and such additional Security Documents and other instruments and agreements, in each case in form and substance reasonably acceptable to the Lenders and the Obligors, as shall reasonably be necessary to implement and give effect to any assignment made by any Lender (or any direct or indirect assignee thereof) from time to time under this Section 13.05. (c) Assignments by Lenders. (i) Subject to the conditions set forth in paragraph (c)(ii) below, any Lender may assign to one or more Persons (other than an Ineligible Assignee) all or a portion of its rights and obligations under the Loan Documents (including all or a portion of its Commitment and the Loans at the time owing to it) with the prior written consent (such consent not to be unreasonably withheld) of the Administrative Agent, provided that no consent of the Administrative Agent shall be required for an assignment of any Commitment or of all or any portion of a Loan to a Lender, an Affiliate of a Lender or an Approved Fund.

-87- (ii) Assignments shall be subject to the following additional conditions: (A) except in the case of an assignment to a Lender or an Affiliate of a Lender or an assignment of the entire remaining amount of the assigning Lender’s Commitment or Loans, the amount of the Commitment or Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment Agreement with respect to such assignment is delivered to the Administrative Agent) shall not be less than $500,000, unless the Administrative Agent otherwise consents; (B) each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement and the other Loan Documents; and (C) the parties to each assignment shall execute and deliver to the Administrative Agent (with a copy to the Borrower, provided that the failure to give such copy to the Borrower shall not affect the validity of such Assignment Agreement) an Assignment Agreement in form and substance reasonably satisfactory to Administrative Agent. (iii) Subject to acceptance and recording thereof pursuant to paragraph (d) of this Section, from and after the effective date specified in each Assignment Agreement, the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment Agreement, have the rights and obligations of a Lender under the Loan Documents, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment Agreement, be released from its obligations under the Loan Documents (and, in the case of an Assignment Agreement covering all of the assigning Lender’s rights and obligations under the Loan Documents, such Lender shall cease to be a party hereto). Any assignment or transfer by a Lender of rights or obligations under the Loan Documents that does not comply with this Section 13.05 shall be treated for purposes of the Loan Documents as a sale by such Lender of a participation in such rights and obligations in accordance with paragraph (e) of this Section. (d) Register. The Administrative Agent, acting for this purpose as a non-fiduciary agent of Borrower, shall maintain at one of its offices a copy of each Assignment Agreement delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitment of, and principal amount (and stated interest) of the Loans owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive absent manifest error, and Borrower, the Administrative Agent, and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by Borrower and any Lender, at any reasonable time and from time to time upon reasonable prior notice. No assignment shall be effective for purposes of this Agreement unless (i) it has been recorded in the Register as provided in this paragraph and (ii) any written consent to such assignment required by paragraph (b) of this Section has been obtained. (e) Participations. Any Lender may at any time, without the consent of, or notice to, Borrower, sell participations to any Person (a “Participant”), other than an Ineligible Assignee, in

-88- all or a portion of such Lender’s rights and obligations under the Loan Documents (including all or a portion of its Commitment and the Loans owing to it); provided that (i) such Lender’s obligations under the Loan Documents shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) Borrower shall continue to deal solely and directly with such Lender in connection therewith. (f) Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver that would (i) increase or extend the term of such Lender’s Commitment, (ii) extend the date fixed for the payment of principal of or interest on the Loans or any portion of any fee hereunder payable to the Participant, (iii) reduce the amount of any such payment of principal, or (iv) reduce the rate at which interest is payable thereon to a level below the rate at which the Participant is entitled to receive such interest. Borrower agrees that each Participant shall be entitled to the benefits of Section 5.03 (subject to the requirements and limitations therein, including the requirements under Section 5.03(f) (it being understood that the documentation required under Section 5.03(f) shall be delivered to Borrower and the participating Lender)) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to Section 13.05(a), provided that such Participant (A) agrees to be subject to the provisions of Section 5.03(h) as if it were an assignee under Section 13.05(a); and (B) shall not be entitled to receive any greater payment under Section 5.03, with respect to any participation, than its participating Lender would have been entitled to receive, unless the sale of the participation to such Participant is made with Borrower’s prior written consent. To the extent permitted by Law, each Participant also shall be entitled to the benefits of Section 4.04(a) as though it were a Lender. Each Lender that sells a participation shall, acting solely for this purpose as a non- fiduciary agent of Borrower, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Loans or other obligations under the Loan Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any commitments, loans, letters of credit or its other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such commitment, loan, letter of credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. (g) Certain Pledges. Subject to Section 13.05(d), the Lenders may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement and any other Loan Document to secure obligations of the Lenders, including any pledge or assignment to secure obligations to a Federal Reserve Bank or another central bank; provided that no such pledge or assignment shall release the Lenders from any of their obligations hereunder or substitute any such pledgee or assignee for the Lenders as a party hereto.

-89- Section 13.06. Survival. The obligations of Borrower under Sections 5.01, 5.02, 5.03, 13.03, 13.05, 13.09, 13.10, 13.11, 13.12, 13.13, 13.14 and Article 11 (solely to the extent guaranteeing any of the obligations under the foregoing Sections) shall survive the repayment of the Obligations and the termination of the Commitments and, in the case of any Lender’s assignment of any interest in the Commitments or the Loans hereunder, shall survive, in the case of any event or circumstance that occurred prior to the effective date of such assignment, the making of such assignment, notwithstanding that such Lenders may cease to be a “Lender” hereunder. In addition, each representation and warranty made, or deemed to be made by a notice of the Loans, herein or pursuant hereto shall survive the making of such representation and warranty. Section 13.07. Captions. The table of contents and captions and section headings appearing herein are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Agreement. Section 13.08. Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart. Delivery of an executed signature page of this Agreement by facsimile transmission, electronic transmission (in PDF format) or DocuSign shall be effective as delivery of a manually executed counterpart hereof. The words “execution,” “signed,” “signature,” and words of like import in any Assignment Agreement shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. Section 13.09. GOVERNING LAW. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS, THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER, AND ALL CLAIMS, DISPUTES AND MATTERS ARISING HEREUNDER OR THEREUNDER OR RELATED HERETO OR THERETO, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED IN AND TO BE PERFORMED ENTIRELY WITHIN THAT STATE, WITHOUT REFERENCE TO CONFLICTS OF LAWS PROVISIONS (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW). Section 13.10. JURISDICTION, SERVICE OF PROCESS AND VENUE. (a) SUBMISSION TO JURISDICTION. EACH OBLIGOR AGREES THAT ANY SUIT, ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT TO WHICH IT IS A PARTY OR ANY JUDGMENT ENTERED BY ANY COURT IN RESPECT THEREOF SHALL BE BROUGHT IN THE SUPREME COURT OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF EACH

-90- SUCH COURT FOR THE PURPOSE OF ANY SUCH SUIT, ACTION, PROCEEDING OR JUDGMENT. (b) Alternative Process. Nothing herein shall in any way be deemed to limit the ability of the Lenders to serve any such process or summonses in any other manner permitted by applicable Law. (c) WAIVER OF VENUE, ETC. EACH OBLIGOR IRREVOCABLY WAIVES TO THE FULLEST EXTENT PERMITTED BY LAW ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND HEREBY FURTHER IRREVOCABLY WAIVES TO THE FULLEST EXTENT PERMITTED BY LAW ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. A FINAL JUDGMENT (IN RESPECT OF WHICH TIME FOR ALL APPEALS HAS ELAPSED) IN ANY SUCH SUIT, ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN ANY COURT TO THE JURISDICTION OF WHICH SUCH OBLIGOR IS OR MAY BE SUBJECT, BY SUIT UPON JUDGMENT. Section 13.11. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. Section 13.12. WAIVER OF IMMUNITY. TO THE EXTENT THAT ANY OBLIGOR MAY BE OR BECOME ENTITLED TO CLAIM FOR ITSELF OR ITS PROPERTY OR REVENUES ANY IMMUNITY ON THE GROUND OF SOVEREIGNTY OR THE LIKE FROM SUIT, COURT JURISDICTION, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OF A JUDGMENT OR EXECUTION OF A JUDGMENT, AND TO THE EXTENT THAT IN ANY SUCH JURISDICTION THERE MAY BE ATTRIBUTED SUCH AN IMMUNITY (WHETHER OR NOT CLAIMED), SUCH OBLIGOR HEREBY IRREVOCABLY AGREES NOT TO CLAIM AND HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY WITH RESPECT TO ITS OBLIGATIONS UNDER THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS. Section 13.13. Entire Agreement. This Agreement and the other Loan Documents constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Each Obligor acknowledges, represents and warrants that in deciding to enter into this Agreement and the other Loan Documents or in taking or not taking any action hereunder or thereunder, it has not relied, and will not rely, on any statement, representation, warranty, covenant, agreement or understanding, whether written or oral, of or with the Lenders other than those expressly set forth in this Agreement and the other Loan Documents.

-91- Section 13.14. Severability. If any provision hereof is found by a court to be invalid or unenforceable, to the fullest extent permitted by applicable Law the parties agree that such invalidity or unenforceability shall not impair the validity or enforceability of any other provision hereof. Section 13.15. No Fiduciary Relationship. The Administrative Agent, each Lender and their Affiliates (collectively, solely for purposes of this paragraph, the “Lenders”), may have economic interests that conflict with those of the Obligors, their stockholders and/or their Affiliates (collectively, solely for purposes of this paragraph, the “Obligors”). The Obligors acknowledge that the Lenders have no fiduciary relationship with, or fiduciary duty to, any Obligor arising out of or in connection with this Agreement or the other Loan Documents, and the relationship between each Lender and each Obligor are solely that of creditors and debtors. This Agreement and the other Loan Documents do not create a joint venture among the parties. Section 13.16. USA Patriot Act. The Administrative Agent and the Lenders hereby notify the Obligors that pursuant to the requirements of the USA PATRIOT Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Act”) and 31 C.F.R. § 1010.230 (the “Beneficial Ownership Regulation”), they are required to obtain, verify and record information that identifies the Obligors, which information includes the name and address of each Obligor and other information that will allow the Administrative Agent and such Lender to identify each Obligor in accordance with the Act and Beneficial Ownership Regulation, including a beneficial ownership certification in form and substance acceptable to the Administrative Agent. Section 13.17. Treatment of Certain Information; Confidentiality. The Lenders agree to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed to (a) its Affiliates and to its and its Affiliates’ respective partners, directors, officers, employees, agents, trustees, advisors and representatives (collectively, “Representatives”) (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such information and instructed to keep such Information confidential), (b) to the extent requested by any regulatory authority purporting to have jurisdiction over it (including any self-regulatory authority, such as FINRA or the National Association of Insurance Commissioners) or any exchange, (c) to the extent required by the applicable Laws or by any subpoena or similar legal process, (d) to any other party hereto, (e) in connection with the exercise of any remedies hereunder or under any other Loan Document or any action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder, (f) subject to an agreement containing provisions substantially the same as those in this Section, to (i) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement or (ii) any actual or prospective counterparty (or its advisors) to any swap or derivative transaction relating to Borrower or any Guarantor and its obligation, (g) with the consent of Borrower or (h) to the extent such Information (x) becomes publicly available other than as a result of a breach of this Section or (y) becomes available to the Lender, or any of its respective Representatives on a nonconfidential basis from a source other than Borrower or any other Obligor. For purposes of this Section, “Information” means all information received from an Obligor relating such Obligor or its Subsidiary or any of their respective businesses, except that the term “Information” shall not include, and the Lenders shall not be subject to any confidentiality obligation with respect to any information that (i) is or

-92- becomes available to the Lender or any of its Representatives on a nonconfidential basis prior to disclosure by an Obligor or its Subsidiary, (ii) becomes available to a Lender or any of its Representatives after disclosure by Borrower or any other Obligor from a source that, to the knowledge of such Lender, is not subject to a confidentiality obligation to Borrower or such other Obligor (iii) is or becomes publicly available other than as a result of a breach by such Lender, or (iv) is developed by a Lender or any of its Representatives. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information. In the case of any Lender that has elected to receive material non-public information pursuant to the last paragraph of Section 8.02, such Lender acknowledges that (a) the Information may include material non-public information concerning an Obligor or its Subsidiary, as the case may be, (b) it has developed compliance procedures regarding the use of material non-public information and (c) it will handle such material non-public information in accordance with applicable Law, including United States federal and state securities Laws. Section 13.18. Releases of Guarantees and Liens. (a) Notwithstanding anything to the contrary contained herein or in any other Loan Document, each Lender agrees, and the Administrative Agent is hereby irrevocably authorized by each Lender and given a limited power of attorney by each Lender to perform the actions described hereafter in this Section 13.18 (without requirement of notice to or consent of any Lender except as expressly required by Section 13.04) to take any action reasonably requested by Borrower having the effect of releasing any Collateral or Obligations (i) to the extent necessary to permit consummation of any transaction not prohibited by any Loan Document or that has been consented to by the Lenders or (ii) under the circumstances described in paragraph (b) below. (b) At such time as the Loans and the other Obligations (other than the inchoate indemnity obligations) under the Loan Documents shall have been paid in full in cash and the Commitments have been terminated, the Collateral shall be released from the Liens created by the Security Documents, and the Security Documents and all obligations (other than those expressly stated to survive such termination) of the Administrative Agent and each Obligor under the Security Documents shall terminate, all without delivery of any instrument or performance of any act by any Person. Section 13.19. Acknowledgement and Consent to Bail-In of Affected Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Affected Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by: (a) the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an Affected Financial Institution; and

-93- (b) the effects of any Bail-In Action on any such liability, including, if applicable: (i) a reduction in full or in part or cancellation of any such liability; (ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or (iii) the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of the Applicable Resolution Authority. [Remainder of the Page Intentionally Left Blank; Signature Pages Follow]

[Signature Page to Credit Agreement and Guaranty] IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written. BORROWER: ISOPLEXIS CORPORATION By: ___________________________________ Name: Title:

[Signature Page to Credit Agreement and Guaranty] PERCEPTIVE CREDIT HOLDINGS III, LP, as Administrative Agent and a Lender By: Perceptive Credit Opportunities GP, LLC, its general partner By: ________________________________ Name: Sandeep Dixit Title: Chief Credit Officer By: ________________________________ Name: Sam Chawla Title: Portfolio Manager

Exhibit B-1 ANNEX C Exhibit B to Credit Agreement FORM OF BORROWING NOTICE Date: [________________] To: Perceptive Credit Holdings III, LP, as Administrative Agent c/o Perceptive Advisors LLC 51 Astor Place, 10th Floor New York, NY 10003 Attn: Sandeep Dixit Email: Sandeep@perceptivelife.com Email: PCOFReporting@perceptivelife.com Re: Borrowing under Credit Agreement Ladies and Gentlemen: The undersigned, ISOPLEXIS CORPORATION, a Delaware corporation (“Borrower”), refers to the Credit Agreement and Guaranty, dated as of December 30, 2020 (as from time to time amended, restated, supplemented or otherwise modified, the “Credit Agreement”), among Borrower, the Guarantors from time to time party thereto, and PERCEPTIVE CREDIT HOLDINGS III, LP, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”). The terms defined in the Credit Agreement are herein used as therein defined. Borrower hereby gives you notice irrevocably, pursuant to Section 2.01[(a)/(b)/(c)/(d)] of the Credit Agreement, of the borrowing of the Loans specified herein: 1. The proposed Tranche [A/B/C/D] Loan Borrowing Date is [________________]. 2. The amount of the proposed Borrowing is $[________________]. 3. The payment instructions with respect to the funds to be made available to Borrower are as set forth on the Funds Flow attached hereto as Exhibit A: 4. Borrower hereby certifies that the following statements are true on the date hereof, and will be true on the date of the proposed borrowing of the Loans, before and after giving effect thereto and to the application of the proceeds therefrom: a) the representations and warranties made by the Obligors in Article 7 of the Credit Agreement are true and correct in all material respects (except that such materiality qualifier

Exhibit B-2 shall not be applicable to any representation or warranty that already is qualified or modified as to “materiality” or “Material Adverse Effect” in the text thereof, which representation or warranty shall be true and correct in all respects subject to such qualification) on and as of the Tranche [A/B/C/D] Loan Borrowing Date and immediately after giving effect to the application of the proceeds of the Borrowing, with the same force and effect as if made on and as of such date except that to the extent that any such representation or warranty refers to a specific earlier date in which case such representation or warranty shall be true and correct on and as of such earlier date; b) the conditions set forth in Section [6.01/6.02/6.03/6.04] of the Credit Agreement have been satisfied on or prior to the Tranche [A/B/C/D] Loan Borrowing Date; and c) no Default exists or would result from the proposed Borrowing or from the application of the proceeds therefrom. [signature to follow]

Exhibit B-3 IN WITNESS WHEREOF, Borrower has caused this Borrowing Notice to be duly executed and delivered as of the day and year first above written. BORROWER: ISOPLEXIS CORPORATION By: _______________________________ Name: Title: